UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., Founder, Chairman and
Global Chief Investment Officer
Calamos Advisors LLC
2020 Calamos Court,
Naperville, Illinois
60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END:	October 31, 2021

DATE OF REPORTING PERIOD:	November 1, 2020 through April 30, 2021

ITEM 1(a). REPORT TO SHAREHOLDERS.

TIMELY INFORMATION INSIDE

Visit www.calamos.com/paperless to enroll. You can view shareholder communications, including fund prospectuses, annual reports and other shareholder materials online long before the printed publications arrive by traditional mail.

Family of Funds

SEMIANNUAL REPORT APRIL 30, 2021

Alternative

Calamos Market Neutral Income Fund

Calamos Hedged Equity Fund

Calamos Phineus Long/Short Fund

Convertible

Calamos Convertible Fund

Calamos Global Convertible Fund

U.S. Equity

Calamos Timpani Small Cap Growth Fund

Calamos Timpani SMID Growth Fund

Calamos Growth Fund

Calamos Growth and Income Fund

Calamos Dividend Growth Fund

Calamos Select Fund

Global Equity

Calamos International Growth Fund

Calamos Evolving World Growth Fund

Calamos Global Equity Fund

Calamos Global Opportunities Fund (formerly,
Calamos Global Growth and Income Fund)

Fixed Income

Calamos Total Return Bond Fund

Calamos High Income Opportunities Fund

Calamos Short-Term Bond Fund

Experience and Foresight

About Calamos Investments

For over 40 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our 18 mutual funds include equity, fixed income, convertible and alternative funds. We offer U.S. funds as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, discipline and our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In our early years, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In 1990, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. Since then, we have invested through the ebb and flow of multiple markets, each with its own set of challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

TABLE OF CONTENTS

Letter to Shareholders	1
The Funds
Calamos Market Neutral Income Fund	5
Calamos Hedged Equity Fund	9
Calamos Phineus Long/Short Fund	12
Calamos Convertible Fund	20
Calamos Global Convertible Fund	24
Calamos Timpani Small Cap Growth Fund	27
Calamos Timpani SMID Growth Fund	31
Calamos Growth Fund	35
Calamos Growth and Income Fund	39
Calamos Dividend Growth Fund	43
Calamos Select Fund	46
Calamos International Growth Fund	50
Calamos Evolving World Growth Fund	54
Calamos Global Equity Fund	58
Calamos Global Opportunities Fund (formerly, Calamos Global Growth and Income Fund)	63
Calamos Total Return Bond Fund	67
Calamos High Income Opportunities Fund	71
Calamos Short-Term Bond Fund	75
Expense Overview	79
Schedules of Investments	83
Statements of Assets and Liabilities	171
Statements of Operations	177
Statements of Changes In Net Assets	181
Notes to Financial Statements	187
Financial Highlights	219
Report of Independent Registered Public Accounting Firm	276
Liquidity Risk Management Program	278

Letter to Shareholders

JOHN P. CALAMOS, SR.

Founder, Chairman and Global Chief Investment Officer

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2021. In this report, you will find commentary from the Calamos portfolio management teams, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Funds.

Throughout history, the global economy and financial markets have navigated unprecedented challenges and uncertainty, guided by human ingenuity, innovation and forward-looking perspective. We saw this continue during the semiannual period, with many asset classes posting strong gains. Volatility has ramped up, but we believe there is additional upside for experienced, risk-conscious investors. As the global economy continues to make its way through an extraordinary period, individual security selection and active management will be extremely important, both for identifying opportunities and understanding potential risks. Our teams are confident that the Calamos Funds are well positioned to capitalize on the potential we see across the markets.

Market Review

The semiannual period spanned a period of significant change—including a new U.S. presidential administration and shifts in Congress, eagerly anticipated COVID-19 vaccine rollouts, and varying levels of economic re-opening around the world. The period also saw the emergence of long-dormant inflation pressures and rising interest rates, including a near doubling of the 10-year U.S. Treasury yield. Meanwhile, the Federal Reserve and other central banks affirmed their commitments to supportive policy and fiscal stimulus continued at record levels.

Stock and convertible markets advanced at a brisk clip during the reporting period, with vaccination progress, job gains and other positive economic data, corporate earnings, fiscal stimulus and accommodative monetary policy giving market participants reasons for optimism. However, as we noted, volatility was also formidable. While many growth-oriented securities continued to post very healthy returns in absolute terms, value-oriented and cyclical sectors came back into favor as investors contemplated the strength of the economy, rising interest rates and inflation pressures. Within the fixed-income markets, high-yield securities outpaced investment-grade issues.

www.calamos.com

Letter to Shareholders

Outlook

We believe the global economic recovery will continue at a strong pace over the near term. Of course, the rate of growth will vary among regions, with the U.S. among the economies that are particularly well positioned, due to accommodative fiscal conditions and extraordinary levels of stimulus. We also see improving fundamentals in a number of other countries. There will be many investment opportunities through this phase of the cycle, including in the securities of companies positioned to benefit from reopening and recovery as well as innovative businesses at the forefront of established and emerging growth trends.

Capitalizing on this diverse opportunity set requires long-term perspective because short-term volatility is likely to remain elevated. We are prepared for continued market rotation as the economy accelerates before ultimately settling into a new post-pandemic "normal." We also expect fiscal policy uncertainty about the U.S. tax and regulatory environment will fuel market turbulence with the potential to also influence the longer-term course of the U.S. economic recovery.

Over recent years, investors have grown accustomed to historically low levels of inflation, and it is understandable that many are concerned about the emergence of inflationary pressures and recent spikes. All of our teams are closely monitoring inflation data and its drivers. Overall, what we have seen thus far is not surprising, given the combination of healthy consumer balance sheets, fiscal stimulus, pent-up demand and economic reopening. Also, while inflation has risen, it is still relatively low, with year-over-year changes coming off very low base effects. Indeed, today we are not witnessing the double-digit inflation increases that I remember from past decades.

Similarly, the increase in the yield of the 10-year Treasury has so far reflected a return to growth and more normal conditions. Although the yield of the 10-year Treasury has risen quickly, it is still low if we look back over decades.

Asset allocation in a changing world

From an asset allocation standpoint, we encourage investors to maintain broad diversification—by asset class, investment style, market capitalization, and geography. However, asset allocation is not static, and we encourage investors to consult with their investment professionals on an ongoing basis and especially during periods of rapid economic change. Your investment professional can help you determine if you should rebalance your asset allocation in response to market conditions or your unique personal circumstances.

In the current environment, many investors may be under-allocated to small-cap companies and emerging markets, areas that have tended to perform well during recovery periods. (For more on the opportunities we see in small and mid-sized companies, please see the investment team commentaries for Calamos Timpani

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Letter to Shareholders

Small Cap Growth Fund and Calamos Timpani SMID Growth Fund; for more on emerging markets, see the commentaries for our global and international strategies, including Calamos Evolving World Growth Fund.)

In this period of heightened disruption and rapid innovation, our teams are excited about the potential they see in many growth companies. Value stocks have enjoyed greater market favor in recent months, but we would caution investors from thinking of growth stocks and value stocks as an "either/or" proposition. Shifts between growth and value can happen quickly, and since it is impossible to predict the twists and turns, we believe actively managed growth equities are best thought of as a strategic portfolio cornerstone, providing the opportunity to share in the potential of innovative companies. Calamos Growth Fund, for example, is invested in a breadth of companies with sustainable and highly profitable business models, including those positioned to benefit from economic reopening as well as traditional secular growth opportunities.

As investors confront the prospect of rising interest rates and market volatility, Calamos funds that invest in convertible securities may be a compelling choice. Convertibles blend attributes of stocks and fixed-income securities. As a result, they may be less vulnerable to rising interest rates compared with traditional bonds. Convertibles have also offered the opportunity for upside stock market participation with potentially less exposure to stock market downside. Our actively managed convertible strategies include dedicated convertible offerings, such as Calamos Convertible Fund and Calamos Global Convertible Fund, as well as multi-asset class choices such as Calamos Global Opportunities Fund and Calamos Growth and Income Fund.

Well-diversified portfolios also include allocations to fixed-income funds. While traditional fixed-income investments—like long-dated Treasury bonds—typically face pressures in rising interest rate environments, it's important to remember it's a market of bonds, not a bond market. There's considerable variation and a breadth of opportunity in the fixed-income markets. For example, Calamos High Income Opportunities Fund invests in high-yield bonds, an area of the market that may provide compelling opportunities at this point of the cycle, as default rates decline from 2020 levels and economic recovery provides a wind in the sails for select issuers. Additionally, short-term bond funds such as Calamos Short-Term Bond Fund may provide a haven from short-term volatility in the equity markets, with relatively less duration risk versus longer-term bonds and more potential upside than cash.

Finally, investors may wish to consult with their investment professional about the potential benefits of including liquid alternative strategies in their asset allocations. Because they can utilize different strategies than traditional mutual funds, liquid alternatives have more tools for navigating market volatility and reducing exposure to certain risks. For example, Calamos Market Neutral Income Fund, a fixed-income alternative,

www.calamos.com

Letter to Shareholders

seeks to provide consistent performance by employing strategies that are not dependent on interest rates to source income. For the equity side of an asset allocation, Calamos Hedged Equity Fund and Calamos Phineus Long/Short Fund employ time-tested strategies that can capitalize on equity market volatility, whether markets are moving up or down.

In closing

I encourage you to visit our website, www.calamos.com, for ongoing updates about the markets and asset allocation strategies for investors seeking income, capital appreciation or both. On behalf of all of us at Calamos Investments, I thank you for your trust. We are honored to serve you and help you achieve your asset allocation goals.

Sincerely,

John P. Calamos, Sr.
Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a fund's investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

Returns for the six months ended April 30, 2021: The MSCI All Country World Index, a measure of global stock market performance, returned 28.56%. The S&P 500 Index, a measure of the U.S. stock market, returned 28.85%. The Russell 3000 Value Index, a measure of U.S. value stock performance, returned 37.64%. The Russell 3000 Growth Index, a measure of U.S. growth stock performance, returned 25.08%. The Russell 2000 Index, a measure of small-cap performance, returned 48.06%. The MSCI Emerging Market Index, a measure of emerging market equity performance, returned 23.09%. The ICE BofA All U.S. Convertibles Index, a measure of the U.S. convertible securities market, returned 27.33%. The Refinitiv Global Convertible Bond Index, a measure pf the global convertible bond market, returned 20.84%. The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index, a measure of the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer, returned 7.98%. The Bloomberg Barclays U.S. Aggregate Bond Index, a measure of the U.S. investment-grade bond market, returned -1.52%.

Source: Lipper, Inc and Mellon Analytical Solutions, LLC. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in U.S. dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned.

The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund

CALAMOS MARKET NEUTRAL INCOME FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund's strategy and role within an asset allocation.

Launched more than 30 years ago, Calamos Market Neutral Income Fund represents one of the first liquid alternative mutual funds and blends two main strategies—convertible arbitrage and covered call writing—with the aim of monetizing volatility. In addition to offering an attractive historical risk/reward profile, the Fund may enhance long-term portfolio diversification potential, especially in relation to fixed-income securities.

Recently, bouts of historically elevated equity volatility underscore the value of diversification.

Calamos Market Neutral Income Fund is designed to:

◼  Potentially enhance an investor's fixed-income allocation.

◼  Actively pursue equity market upside while hedging downside risk.

The end goal is consistent absolute total return over varying market cycles.

How has the Fund performed?

For the semiannual period ended April 30, 2021, Calamos Market Neutral Income Fund returned 4.55% (Class I Shares at net asset value) strongly outperforming a -2.06% loss for the Bloomberg Barclays U.S. Government/Credit Bond Index and 0.03% increase for the FTSE 30-Day U.S. Treasury Bill Index.

What factors influenced performance during the reporting period?

The equity market posted strong results in response to the COVID-19 vaccination rollouts, positive economic data, fiscal stimulus and accommodative monetary policies. The reporting period also saw periods of elevated volatility during the presidential election, the Georgia U.S. Senate run-off elections, the storming of the U.S. Capitol, stumbles during the early vaccine rollout, and commodity shortages. While realized volatility as measured by the Cboe Volatility Index (VIX) declined from 38.02 at the beginning of the period to 18.61 at the end; implied volatility levels were generally higher.

The hedged equity strategy within the Fund benefited from the strong S&P 500 Index performance, given that the strategy's equity basket was able to participate in some of the market's upside constrained by the strike price of the portfolio's use of written calls. The periods of volatility also provided attractive option rebalancing opportunities that benefited from the higher level of implied volatility seen in the options market. Additionally, the use of S&P 500 index options in the strategy provided premium capture in addition to the dividends received from the equity basket.

The convertible arbitrage portion benefited from the periods of volatility that occurred over the past six months and provided opportunities to profit from convertible hedge

OVERVIEW

The Fund combines two complementary strategies with different responses to volatility: convertible arbitrage seeks alpha and uncorrelated returns, while hedged equity provides income from options writing and upside participation.

KEY FEATURES

◼  Generates returns not dependent on interest rates, a key differentiator from traditional bond strategies.

◼  Employs an absolute-return strategy with historically lower beta to fixed-income and equity markets as well as lower volatility and limited drawdowns.

◼  As one of the first alternative mutual funds, capitalizes on more than four decades of experience in the convertible space.

PORTFOLIO FIT

The Fund may provide potential diversification, particularly in a low interest-rate environment.

FUND NASDAQ SYMBOLS

A Shares	CVSIX
C Shares	CVSCX
I Shares	CMNIX
R6 Shares	CVSOX

FUND CUSIP NUMBERS

A Shares	128119203
C Shares	128119849
I Shares	128119880
R6 Shares	128120342

www.calamos.com

Calamos Market Neutral Income Fund

SECTOR WEIGHTINGS

Information Technology	29.7%
Consumer Discretionary	14.1
Communication Services	12.0
Health Care	10.2
Financials	5.8
Industrials	5.5
Other	4.8
Consumer Staples	3.1
Special Purpose Acquisition Companies	2.6
Utilities	2.6
Energy	1.8
Real Estate	1.7
Materials	1.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

A note concerning Morningstar Ratings for Calamos Market Neutral Income Fund Morningstar recently sought to refine its categorization of alternative funds, splitting large heterogeneous categories into smaller, more-focused peer sets. Calamos applauds Morningstar's continuous commitment to improving investor understanding of mutual fund offerings. As of April 30, 2021, Morningstar assigned the Fund to a new category, Relative Value Arbitrage, a group of only eight funds. With such a small set of data points, Morningstar has determined that funds in this category will not be assigned a star rating. The Fund's move to the Relative Value Arbitrage category has no bearing on the management of the fund itself, nor was it made in response to a change in the management of the Fund.

rebalancing. Additionally, the reporting period saw robust new U.S. convertible issuance of $62.1 billion according to ICE BofA. For perspective, the recent semiannual total was more than the full calendar year totals from 2007 through 2019. These new convertibles were attractive for convertible arbitrage as they fell within the balanced portion of the market and, when combined with elevated volatility, provided increased opportunities for trade rebalancing (gamma capture). Additionally, much of the new issuance was brought at a discount to the convertible's theoretical valuation, which provided an opportunity for pricing arbitrage.

A convertible bond may be thought of as the combination of a bond plus a call option. While the rising-interest-rate environment was an impediment to the convertible's bond component, narrowing credit spreads more than offset the impact from rising rates. The 3-year U.S. Treasury yield increased from 0.19% to 0.35%, the 5-year U.S. Treasury yield rose from 0.38% to 0.86%, and the 10-year U.S. Treasury yield jumped from 0.88% to 1.65%. According to Bloomberg Barclays, high-yield credit spreads narrowed by 203 basis points to 338 basis points over U.S. Treasuries. Near-zero overnight interest rates were a headwind to the carry on the cash received from short positions (our custodian rebates us the fed funds rate less our roughly 35 basis points of borrowing costs).

In summary, the Fund benefited from the strong equity market performance as the equity basket used in the hedged equity portion of the portfolio rose. Volatility provided attractive rebalancing opportunities for both hedged equity and convertible arbitrage. Robust convertible issuance and narrowing credit spreads provided attractive opportunities in convertible arbitrage. The above factors combined to create a favorable environment that allowed the Calamos Market Neutral Income Fund to post a consistent positive return while similar risk investments (like bonds) were challenged during a period of rising interest rates.

How is the Fund positioned?

At the end of the reporting period, the Fund had 54.1% in convertible arbitrage and 44.9% in covered call writing. The allocation to convertible arbitrage was trimmed from 57.7% at the beginning of the reporting period as we exited convertible positions that had become overly equity sensitive. Still, the allocation to convertible arbitrage remains at the higher end of the Fund's historical range, driven by bottom-up convertible arbitrage opportunity stemming from robust new convertible issuance. The strong issuance created ample opportunities for convertible arbitrage as a high percentage of these new convertibles traded well in the secondary market. Historically, there has been an embedded cheapness to a newly issued convertible, as issuers price the new convertible at a discount to fair value to facilitate bringing their paper to market. Through our selection process, we seek to avoid mispriced or aggressively priced convertibles and may benefit when the new convertibles trade closer to fair value in the secondary market.

Despite our active involvement in the new-issue market and a reduction in our allocation to in-the-money convertibles, the weighted average delta hedge of the convertible arbitrage strategy continues to hover at the high end of its historical range.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund

This is due to the appreciation of many convertible positions, including COVID-19 recovery names and several technology names.

Calamos Market Neutral Income Fund's hedged equity strategy has been positioned with a higher-than-typical hedge ratio. Throughout the reporting period, implied volatility levels were generally higher, especially relative to realized volatility. As a result, it has been difficult to create skew,† although we have continued to look for opportunities to add trades that improve the risk/reward profile. We have also opportunistically maintained a higher call-write percentage because of elevated implied volatility.

Do you have any closing thoughts for shareholders?

We believe that the Calamos Market Neutral Income Fund is well positioned for the current market environment. Fiscal policy uncertainties, including the potential for tax increases and more regulation, are likely to introduce market volatility. Additionally, the pandemic, potential for inflation, and political divides are likely to fuel volatility and market rotation.

As rising interest rates put pressure on traditional bond strategies, we believe the Fund can provide especially compelling benefits as a fixed-income alternative. The Fund employs two complementary strategies—convertible arbitrage and hedged equity—to pursue absolute returns and income that is not dependent on interest rates.

ANNUALIZED RETURN: SINCE INCEPTION (5/10/00) THROUGH 4/30/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

†  Skew describes asymmetry from the normal distribution in a set of statistical data. Option Skew is the difference in implied volatility between out-of-the-money options, at-the-money options, and in-the-money options. Volatility skew, which is affected by sentiment and the supply-and-demand relationship, provides information that helps fund managers determine whether to write calls or puts. The Cboe SKEW Index ("SKEW") is an index derived from the price of S&P 500 tail risk. Similar to the VIX®, the price of S&P 500 tail risk is calculated from the prices of S&P 500 out-of-the-money options.

www.calamos.com

Calamos Market Neutral Income Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/21

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	4.38%	8.06%	4.65%	3.81%
With Sales Charge	2.01	5.60	3.64	3.31
Class C Shares – Inception 2/16/00
Without Sales Charge	4.01	7.25	3.87	3.04
With Sales Charge	3.01	6.25	3.87	3.04
Class I Shares – Inception 5/10/00	4.55	8.35	4.92	4.07
Class R6 Shares – Inception 6/23/20^	4.59			7.82

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 1.23%, Class C shares is 1.98%, Class I shares is 0.98% and Class R6 shares is 0.90%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg Barclays U.S. Government/Credit Index is comprised of long-term government and investment-grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market. The FTSE 30 Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity.

The Cboe Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

The Morningstar Market Neutral Category represents funds that attempt to eliminate the risks of the market by holding 50% of assets in long positions in stocks and 50% of assets in short positions.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Hedged Equity Fund

CALAMOS HEDGED EQUITY FUND

INVESTMENT TEAM DISCUSSION

Funds Strategic Approach and Role in a Portfolio

The Fund's strategy blends a core long-equity portfolio with an actively managed options overlay. Tactical management creates opportunities to generate alpha via option market dynamics and equity market volatility. The Fund seeks to take advantage of these opportunities by being favorably positioned for as many outcomes as possible.

During the semiannual period, Calamos Hedged Equity Fund—positioned as an equity substitute—sought to provide better upside/downside asymmetry than long-only equities while dampening volatility within its equity sleeve. The team continued to utilize our 2020 approach that was highly responsive to volatile market conditions. The active approach to options strategy management serves as a critical differentiator versus peers who use less actively managed options-based strategies.

How has the Fund performed?

True to its risk-managed design, the Fund participated in the equity market's upside, approximately 53% upside capture of the S&P 500 Index, with significantly less risk based on a standard deviation of 7.6% versus long-only equities at 14.9%. Standard deviation is a measure of volatility. The Fund maintained a beta of 0.49, less than the historical beta of 0.52 versus the S&P 500 Index as of April 30, 2021. Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

For the first half of 2021, Calamos Hedged Equity Fund gained 13.50% (Class I shares at net asset value) versus the S&P 500 Index gain of 28.85% and the Bloomberg Barclays U.S. Aggregate Bond Index decrease of 1.52%. Since its inception on December 31, 2014, the Fund gained 7.06% (Class I shares at net asset value) on an annualized basis versus 14.07% for the S&P 500 Index and 2.51% for the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance during the reporting period?

During the semiannual period, the domestic macro theme continued to move from "Recovery" to "Reopening." Now the Pfizer vaccine has been approved for use in children as young as 12; many Americans are upbeat about getting back to some new normal this summer. Surprisingly, the volatility markets, including the Cboe Volatility Index (VIX), have been cut in half. The VIX started the period at 38.02 and ended down at 18.61 as of April 30. The VIX futures curve is pricing mid to upper 20s through the end of 2021. The portfolio is prepared for a choppy and volatile atmosphere; however, we remain positive overall on the equity markets and believe that that risk-on asset returns could challenge further upside.

Market strength could continue in 2021 as long as there is an uptick in employment and a continuing downtick in COVID-19 deaths. We do not expect to see the starts and stops that marked the reopening phases prevalent in Q4 2020. Of course, this depends on how much critical support in the form of continued accommodative fiscal and monetary policies can be delivered by the Biden Administration and global central banks.

OVERVIEW

The Fund blends a core long-equity portfolio with an actively managed option overlay. Tactical management creates opportunities to add alpha from option market dynamics and equity market volatility.

KEY FEATURES

◼  Our investment approach is highly responsive to dynamic market conditions, unlike many less-active option-based strategies.

◼  The investment team seeks to take advantage of opportunities the market presents, with a focus on being favorably positioned for as many outcomes as possible.

PORTFOLIO FIT

The Fund's options-based risk-management strategy can provide upside participation in equity markets while limiting downside exposure, thereby improving the quality of the ride.

FUND NASDAQ SYMBOLS

A Shares	CAHEX
C Shares	CCHEX
I Shares	CIHEX

FUND CUSIP NUMBERS

A Shares	128120698
C Shares	128120680
I Shares	128120672

www.calamos.com

Calamos Hedged Equity Fund

SECTOR WEIGHTINGS

Information Technology	27.7%
Health Care	13.3
Consumer Discretionary	13.3
Financials	12.0
Communication Services	11.5
Industrials	8.7
Consumer Staples	6.1
Energy	2.9
Materials	2.7
Utilities	2.6
Other	2.5
Real Estate	2.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

How is the Fund positioned?

The Fund had less long-put exposure than we had in late 2020. The Fund has been positioned to the lower end of our guardrail long-put exposure of 40%. We took advantage of the volatility spikes in January and early March and hedged with expensive short calls. The higher call premiums meant we were being paid to sell the calls. This excess premium provided additional downside mitigation over our average 40% to 50% long-put notional minimum. To stay long leaning and keep the 'Fund's upside capture ratio close to 60% on the S&P 500 Index, the team used some of the excess premium budget to add upside long calls, improving our upside participation potential. As we noted, the current option implied volatility environment, and the strength in the equity market create added challenges in getting skew.* Option-implied volatility has been more normal going into the mid-year, and we expect that the 'VIX's actual volatility should stay at these levels. But there is one caveat, the VIX futures curve is pricing volatility in the second half of 2021 to be in the mid-20s. Considering that equities are near highs and realized volatility has been materially lower for a while, apart from some recent spurts, we expect to stay on the lower end of our beta budget, which is 48 – 49.

Should equity markets advance, the Fund's options positioning is poised to participate in upside while also providing an enhanced income stream from call spreads and equity dividends. Conversely, should the markets retreat, the dividend plus short-call income stream and the puts/put spreads used in the Fund will serve to provide potential downside mitigation.

We continue to use rallies to replace some of our put hedges with long-put spreads, which continue to appear more attractive. The Fund's net long put representation at the end of the period was 85%, with an average strike of 3707 (10.2% OTM). Our short-call positioning included a call write of -61%, gross short calls of -69%, and gross long calls of 7% at the end of the period.

At the end of the reporting period and relative to the S&P 500 Index, our sector positioning was slightly overweight to the consumer discretionary and information technology sectors. The portfolio had slight underweight to the materials, financials, consumer staples, real estate, and materials sectors. Relative to the S&P 500 Index, the Fund's market-cap positioning maintained a heavier relative weight to larger capitalization (>$25 billion) holdings and lighter weight to small and mid-capitalization ($1 to $25 billion).

What closing thoughts do you have for Fund shareholders?

The equity markets should continue to challenge all-time highs at the end of the second half of 2021. But we must be aware that markets can and do shift sentiments: growth-to-value or stay-at-home versus back-to-work plays. Sometimes these can enter correction territory (declines >10%), as we saw in Q1 of 2020, and more often, they are less frightening pullbacks (declines <10%). The most significant drop in 2021 has been less than 2%, within the expected intraday range of roughly +/-1.2%. We expect equity markets to stay volatile well into 2021, which gives us reason to be enthusiastic about our current positioning in the Fund. Should equity markets advance, the Fund is poised to participate in the upside while also providing an enhanced

*  Skew describes asymmetry from the normal distribution in a set of statistical data. Option Skew is the difference in implied volatility between out-of-the-money options, at-the-money options, and in-the-money options. Volatility skew, which is affected by sentiment and the supply-and-demand relationship, provides information that helps fund managers determine whether to write calls or puts. The Cboe SKEW Index "("SKEW") is an index derived from the price of S&P 500 tail risk. Similar to the VIX®, the price of S&P 500 tail risk is calculated from the prices of S&P 500 out-of-the-money options.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Hedged Equity Fund

income stream from well-positioned call spreads and our tracking portfolio's equity dividends. Conversely, should the markets retreat, the dividend income stream and the puts used in the Fund will serve to provide potential downside mitigation.

GROWTH OF $1,000,000: SINCE INCEPTION (12/31/14) THROUGH 4/30/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/21

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	13.33%	19.01%	8.54%	6.77%
With Sales Charge	7.91	13.35	7.49	5.95
Class C Shares – Inception 12/31/2014
Without Sales Charge	12.91	18.07	7.77	6.00
With Sales Charge	11.91	17.07	7.77	6.00
Class I Shares – Inception 12/31/2014	13.50	19.33	8.84	7.06

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 1.22%, Class C shares is 1.97% and Class I shares is 0.97%.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown includes the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market.

The Cboe Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

The Cboe SKEW Index essentially tracks the willingness of investors to pay up for downside protection on the S&P 500 Index.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

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Calamos Phineus Long/Short Fund

OVERVIEW

The Fund seeks strong risk-adjusted and absolute returns across the global equity universe. The Fund uses a global long/ short strategy to invest in publicly listed equity securities.

KEY FEATURES

◼  Fundamental global approach blends top-down and bottom-up considerations.

◼  Flexible asset allocation allows for all investment styles, market caps and geographic regions depending on the market environment.

◼  Comprehensive approach assesses stock, industry, style, country and market factors.

◼  Knowledge-based industry concentration includes technology, communications, media, financials and health care.

PORTFOLIO FIT

The Fund seeks to provide strong risk-adjusted returns via an alternative solution that complements and diversifies a global or U.S. equity allocation.

FUND NASDAQ SYMBOLS

A Shares	CPLSX
C Shares	CPCLX
I Shares	CPLIX

FUND CUSIP NUMBERS

A Shares	128120656
C Shares	128120649
I Shares	128120631

CALAMOS PHINEUS LONG/SHORT FUND

INVESTMENT TEAM DISCUSSION

What is the essence of the investment approach?

Through a global long/short structure, the Fund invests in publicly listed equity securities. Components of the strategy include:

◼  A fundamental global approach that blends top-down and bottom-up considerations. Company analysis is integrated with industry, thematic and macro research.

◼  An inclusive framework for identifying potential returns and associated risks. The framework accounts for company, industry, style, country and market factors.

◼  Flexible capital allocation allowing for all investment styles, market caps and geographic regions. The investment universe is global, liquid and scalable. Exposure levels and investment styles depend upon market conditions and the economic cycle.

How has the Fund performed?

For the semiannual period ended April 30, 2021, Calamos Phineus Long/Short Fund returned 44.72% (Class I Shares at net asset value). By comparison, the S&P 500 Index returned 28.85% and the MSCI World Index returned 29.39% over the same period.

Since its inception on May 1, 2002, the Fund has returned 11.32% on an annualized basis (Class I shares at net asset value) and, thus, markedly outperformed both the S&P 500 and MSCI World Indexes, which returned 9.53% and 8.63%, respectively, during that time.

While investors are persuaded that the world is heading back to normal, many are slow to understand the scale of the demand acceleration set in motion by the unprecedented circumstances. Shifts in the political and social landscape are equally portentous. Our general recognition of these dynamics in 2020 was critical, and we positioned the portfolio to optimize returns as the market rotated into sectors that offered value.

The adjustment in bond yields was significant in the period as well, but its impact was confined within the equity universe (limited to a rotation across sectors and styles) rather than at the index level. This ability of the market to absorb the rise in interest rates underscores the absence of fundamental risk for equities. Our ability to navigate within both sector and regional exposures was instrumental in our outperformance relative to general equity market indexes over the past six months.

What contributed to performance over the semiannual period under review?

The past six months were dominated by a material reassessment of the global economic outlook led by a "growth shock" in the U.S. This led to the outperformance of a range of cyclical recovery names that benefited the Fund's positioning. Industry performance was led by energy, industrials, and financials groups that dominated the Fund's long portfolio.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund

The Fund's largest contributors were from long investments in the industrials and financials sectors, while short (hedging) positions in U.S. equities hindered performance. Notable contributors during the period included long positions in Morgan Stanley 3.6%* (financials) as well as Air Lease Corp. 4.2%* (industrials).

Notable detractors included short positions in the SPDR S&P 500 ETF Trust -46.0%* (SPY) serving as a general market hedge, and a short position in Tesla, Inc. -1.6%* (consumer discretionary).

How is the Fund positioned in the context of the global economic cycle?

The broad themes have not changed: we prefer cyclicals over defensives, less mega-cap exposure and companies that can exhibit strong operating leverage in an ongoing recovery. We want to own stocks whose earnings over the coming year can rise more than the potential valuation compression in the major benchmarks.

Within the cyclical and recovery cohort, we focus on companies that should generate earnings in 2022 that are comfortably above 2019 levels. Many recovery stories will not meet this hurdle because of the lingering nature of the virus and due to capital raises that have diluted their earnings power. The Fund's largest industry biases include industrials and financials.

One corollary of this cyclical rotation is that fundamental risk for corporates is low. Expectations for S&P 500 earnings have risen by about 6% in Q1 2021, equivalent to the approximate rise in many benchmark indices. We see this trend persisting with positive estimate revisions led by industries near the epicenter of the downturn. For example, energy estimates have risen nearly 80% in Q1 2021.

The disturbance of rising interest rates—with the 10-year U.S. Treasury yield rising to as high as 1.74%—has been confined to its distributional impact across equity styles. The traditional view is that this turmoil is the consequence primarily of higher discount rates for future cash flows. But it is equally notable that investors are attaching lower risk to the corporate cash flows of cyclical, shorter-duration business models.

In the post-2008 era, the supremacy of the growth and quality styles has been so absolute and prolonged that it has dominated investor psychology and behavior everywhere. This trend of investment style is one reason to assume that the cyclical recovery stocks can continue to move higher if the coincident economic and corporate data remain robust.

Equally, we are reluctant to overlook the force of "managed markets" in amplifying the eventual move in the lower-quality, more-cyclical equity space. In a world of excess liquidity, repression of interest rates, speculation and leverage as well as the dominance of passive strategies, we have learned that financial markets discount fundamentals with relentless momentum.

This reflationary setting is producing competing bull markets in a range of risk assets, but considerable disruption as well. In the past quarter, bear markets emerged across various equity spaces such as Tesla, the solar franchise, and recent IPOs that had valued upstarts at levels disconnected from tangible fundamentals. This confluence of bull and bear moves reflects the unusual features of the recovery from the pandemic.

SECTOR WEIGHTINGS

Industrials	33.6%
Financials	17.1
Information Technology	16.7
Communication Services	10.6
Health Care	8.8
Consumer Discretionary	5.5
Consumer Staples	4.8
Materials	2.6
Energy	1.4
Other	0.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

*  4/30/21 % of NAV

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Calamos Phineus Long/Short Fund

2020 will be remembered as the decisive end of a policy orthodoxy that favored fixed income over equities through the post-2008 era. The future direction of the 10-year U.S. Treasury yield is the barometer for this proposition. If more fact than fiction, 2020 will symbolize the climax for long-duration assets everywhere.

Our investment strategy prefers higher rather than lower interest rates. This is not only a forecast, but a judgment that equities will respond positively to higher rates. This implies markets are already sensing regime change. While central banks are pushing against rising yields, we think the Fed will become more comfortable with economic recovery and more tolerant of rising yields by late summer.

The gap between bond yields and inflation forward expectations—typically a very close relationship—remains wide. The 10-year U.S. Treasury yield can rise to the 2% level over the next six months as this gap closes with higher rates rather than inflation forwards rolling over. Even then, real interest rates (nominal interest rates less inflation forwards) would still be lower than most of the post-2008 era.

Real yields have been deeply negative through the pandemic. As the fear of deflation subsides, investors have little incentive to accept a negative real return on 10-year U.S. Treasury bonds. The current real yield of -90 bps is 140 bps below the post-2008 average despite a very different economic and policy setting. Put simply, interest rates can rise because deflation risk is subsiding.

The important insight is that investors rarely pre-empt the rise in bond yields, tending to favor cyclicals coincidentally as long as yields move higher, and earnings momentum remains superior to the more defensive parts of the market. The Fund therefore remains biased toward the consumer, industrial reopening trade and financials.

The rotation since November has been impressive and benefited the Fund's positioning, but it is premature to lean against cyclical recovery. Cyclical underperformance would require peaking economic data, weaker relative earnings, and an end to rising bond yields. We will consider fading this nearer to the autumn of 2021 or early 2022 when the acceleration in activity is largely understood and the tailwind from fiscal stimulus is complete.

A new but imbalanced global cycle

2021 has begun with U.S. equities in their familiar pole position. The pandemic has not altered the international hierarchy of corporate profit growth as U.S. profit leadership is undiminished. Europe and much of the EM world are following, but their fundamentals are lagging.

The uneven escape from COVID-19 and the climax of Chinese equities in February reinforces the message that this is not a typical synchronized upturn. 2020 witnessed the early recovery of China, but the main attraction of 2021 is the U.S. "growth shock" and its new "politics of stimulus." All of this is symptomatic of the emerging fragmentation of the world economy.

Another factor is how the service industries have been at the epicenter of the pandemic. Prior global revivals were led by recoveries in manufactured goods and commodities, which tends to disperse demand worldwide due to global supply chains. In contrast, the more-domestic service industry is taking on a larger role in this revival versus past ones.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund

This underlines a few but not all the structural forces at work. One of these is the dire outlook for European society and its Japanese-style stagnation. Another is that China is not following the West with its reflationary impulse. Finally, the consensus bearishness on the U.S. dollar has been completely wrong, which shifts the investment advantage from emerging markets to the developed economies.

The consensus has interpreted U.S. policies to reflate as the signal for U.S. dollar weakness. However, this confuses the external value of money with its internal value. The latter rather than the former is devalued as systematic asset price inflation leads to falling future expected returns. This does not produce a decline in the external value of money (the currency) because net capital outflows are reduced.

One example of this dynamic is how rising U.S. bond yields encourage capital inflows from foreign investors. This limits the rise in yields and, thus, adds momentum to the cyclical resurgence and asset price inflation. This climaxes when the reflation creates its own internal constraints upon economic growth, usually through higher nominal interest rates and tighter liquidity.

The housing market, which should be the first sector to succumb to higher rates, would be the first piece of the slowdown story of 2022. For now, investors are mistaken to conclude that a risk-on economic cycle should catalyze a weaker U.S. dollar, at least while the cycle is dominated by U.S. reflation.

Pandemic dynamics point to the end of the deflationary era

Our recent reviews have argued that the most lasting impact of the pandemic is how it has resuscitated the role of big government across many developed societies—which entails giving in to the impulse for higher public spending, higher debt levels and greater government interference in many walks of life.

The early months of the Biden administration have not underwhelmed in this respect. Its proposals amount to a radical policy discontinuity. Media and corporates have minimized their extreme nature, focusing instead on the immediate benefits of support for risk assets. For now, the proposed increases in taxation could be offset by the induced benefits upon employment and output.

But it is equally clear that the political establishment is gravitating to the ideology that "debt does not matter." While taxes will surely rise for everyone, this expansion of the public sector role in the economy will be financed largely by debt rather than taxes. Therefore, the pandemic marks the beginning of the end of the deflationary era that accelerated post-2008.

This "new politics of stimulus" is a reaction to the perception of failure of orthodox practices. By this, we refer to the disintegration of the neo-liberal economic agenda of globalization, structural austerity and central bank largesse. No one imagines that austerity or reform can be re-imposed upon Western populations, while the pandemic has encouraged interventionism as politicians respond to the demand for a protective state.

Today's policy revolution has only imperfect parallels from the past, but the common thread is the abandonment of any belief in financial discipline. The implications of this are not yet visible on the horizon. For the next year, much of this immoderate spending should be positive for risk assets because of the removal of any constraint upon

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Calamos Phineus Long/Short Fund

liquidity. And yet, the lesson of history is that this liberation of liquidity is an eventual precursor to economic and financial instability.

Regime change rarely happens in a straight line. It is debated for years before the full import of the transition becomes visible in the economic and social character of the times. But the direction of travel points to a less moderate decade ahead—one whose ingredients include the bankruptcy of the policies of the past, the deterioration of social cohesion and the unrestrained willingness of governments to embark on debt-financed expansion.

It is premature to position portfolios for a world whose outline is barely discernible, yet there are a few sources of instability worth pondering. The first is the absence of any intellectual conviction or framework for determining policy beyond expediency. This implies an unpredictability that investors may be unaccustomed to. This combined with the different capacities of countries to reflate implies that greater variability and volatility could characterize the next cycle.

The second source of instability is how central banks have used financial markets as the conduit for reflation. Once today's wave of policy support is absorbed by risk assets and the marginal impact of the policy levers is exhausted, one wonders if a soft landing can be engineered.

The past quarter provided a foretaste of this dilemma as the Fed was far less able to control bond yields than many had assumed. Investors are enjoying the initial fruits of these developments, but the shape of 2022 is looking far less investor friendly.

2021 Benchmark Forecast

Our base case S&P 500 price range is $4,000 to $4,400, with heightened risk beyond May. The equity backdrop could remain constructive in the second half, but there is debate regarding the robustness of the U.S. consumer's recovery through the second half of the calendar year.

S&P 500 earnings estimates for 2021 are rising steadily and we see this extending into 2022. By Q4, S&P 500 earnings could be annualizing near $210/share, with investors looking to $230/share by late 2022. In normal times, consensus estimates plateau early in the calendar year and move lower in subsequent quarters. However, this is less common during the initial stages of economic recovery.

We see earnings as strongly levered to the momentum of global activity, and corporate margins will follow. Into 2022, climaxing momentum and peak margins along with taxation and regulation will weigh on the outlook. But this concern is premature for now. The bulk of 2021 revisions have been concentrated in energy, materials and financials, which are all some distance from peak margins.

Rising but still moderate inflation expectations and the likelihood of an extended economic expansion have driven the equity risk premium lower—offsetting the rise in 10-year U.S. Treasury yields—which could rise to the 2% level over the next six months as the gap between bond yields and inflation forward expectations remains wide. Even then, real interest rates would still be lower than most of the post-2008 era.

The consensus has come around to our view that rates will rise, and one wonders whether that should be interpreted as a contrarian signal. However, the dominance of fixed income over equity flows over the past decade implies the opposite could be

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund

true. With investor psychology toward bonds finally inflecting, the momentum for higher rates could be powerful.

Investors will anticipate a gradual shift in central bank forward guidance, probably into autumn. This implies the multiple expansion story is over, with further equity upside dependent on earnings potential. This lower macro influence upon style factors leaves stock selection as the larger driver of alpha. This was true in Q1 and we think it remains true until economic momentum climaxes.

What are your closing thoughts for the coming six months?

The period was comfortably rewarding for investors, especially those focused on the cyclical-recovery, shorter-duration spaces within equities. Despite the rotational turmoil, most styles and sectors delivered positive returns. The notable exception was the non-cyclical defensive names, which struggled to overcome the rise in bond yields.

The dominant theme of 2021—cyclical resurgence led by America—is not entirely discounted by investors. At the stock level, the real opportunity lies in those businesses with material operating leverage to the ongoing "reopening waves." The remarkable growth story of 2021 will eventually generate its own constraints, but the upswing may not crest before the early months of 2022.

The fault lines of the past decade are beginning to fade. We imagine a very different investment cycle ahead, one whose prevailing features include the growing interventionism of the public sector, the acceleration of technological change and the fragmentation of the global economy amidst rising international tensions. At minimum, investors should prepare for the sector and style turmoil that appears inevitable.

The real problem for equities will emerge when the pandemic era passes and the debate over how to withdraw stimulus programs begins. The world beyond the pandemic will not be a return to the prior status quo. All of this explains our growing apprehension for risk assets beyond 2021, when the exceptional conditions created by the pandemic begin to fade.

At that point, risk assets will face a formidable problem of "re-entry" into a new investment world. Even though "the worm will turn" to quote an old proverb, it does so slowly, so stay bullish for now.

www.calamos.com

Calamos Phineus Long/Short Fund

ANNUALIZED RETURN: SINCE INCEPTION (5/1/02) THROUGH 4/30/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: Morningstar, Inc.

The performance shown for periods prior to April 6, 2016 is the performance of a predecessor investment vehicle (the "Predecessor Fund"). The Predecessor Fund was reorganized into the Fund on April 6, 2016, the date upon which the Fund commenced operations. On October 1, 2015, the parent company of Calamos Advisors, purchased Phineus Partners LP, the prior investment adviser to the Predecessor Fund ("Phineus"), and Calamos Advisors served as the Predecessor Fund's investment adviser between October 1, 2015 until it was reorganized into the Fund. Phineus and Calamos Advisors managed the Predecessor Fund using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund. Phineus and Calamos Advisors managed the Predecessor Fund in this manner either directly or indirectly by investing all of the Predecessor Fund's assets in a master fund structure. The Predecessor Fund performance information has been adjusted to reflect Class A, Class C and Class I shares, expenses. However, the Predecessor Fund was not a registered mutual fund and thus was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/21

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares (With Predecessor) – Inception 5/1/2002
Without Sales Charge	44.36%	44.11%	10.32%	7.70%
With Sales Charge	37.48	37.24	9.25	7.18
Class C Shares (With Predecessor) – Inception 5/1/2002
Without Sales Charge	43.98	43.19	9.50	6.91
With Sales Charge	42.98	42.19	9.50	6.91
Class I Shares (With Predecessor) – Inception 5/1/2002	44.72	44.59	10.62	7.98

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 2.94%, Class C shares is 3.67% and Class I shares is 2.67%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until October 31, 2016. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

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Calamos Convertible Fund

OVERVIEW

The Fund invests primarily in convertible securities of U.S. companies that are diversified across market sectors and credit quality.

KEY FEATURES

◼  Leverages more than four decades of research and experience in convertible security investing.

◼  Provides diversification across market sectors and credit quality, emphasizing midsize companies with higher-quality balance sheets.

◼  Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle.

◼  Takes environmental, social and governance (ESG) factors into account, evaluating whether they impact a company's cash flow, risk profile and long-term returns.

PORTFOLIO FIT

When used in conjunction with an equity allocation, the Fund offers a potential way to manage risk by employing securities that engage in upside equity movements with limited downside participation.

FUND NASDAQ SYMBOLS

A Shares	CCVIX
C Shares	CCVCX
I Shares	CICVX

FUND CUSIP NUMBERS

A Shares	128119401
C Shares	128119823
I Shares	128119864

CALAMOS CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the semiannual period ended April 30, 2021, Calamos Convertible Fund had a positive return of 23.53% (Class I shares at net asset value) versus the ICE BofA All U.S. Convertibles Index (VXA0) increase of 27.33%. For the same period, the S&P 500 Index gained 28.85%.

Since Class I shares inception on June 25, 1997, the Fund returned 9.31% on an annualized basis compared with an annualized gain of 9.32% for the ICE BofA All U.S. Convertibles Index and an 8.73% annualized return for the S&P 500 Index.

What factors influenced performance during the reporting period?

The convertible market posted very strong results during the period, responding well to the COVID-19 vaccine rollouts, positive economic data, fiscal stimulus and accommodative monetary policies. The Fund's performance was driven in part by its exposure to technology issuers whose products facilitate working, playing, learning and shopping from home. In addition, the Fund had investments in the technology companies that make it all happen, including those in cloud computing and internet security. During the national quarantine, the adoption of these technologies accelerated at a rapid pace. Additionally, the portfolio benefited by including cyclical companies such as cruise lines, restaurants, airlines, retailers and live-event providers—well-poised to participate in the economic recovery as the end of the pandemic comes closer into view and expectations for "getting back to normal" seem tangible at last.

Along with strong performance, the convertible and equity markets did experience higher volatility as the last six months have included a high-stakes U.S. presidential election, a run-off election in Georgia that determined Congressional leadership, increasing interest rates, the storming of the U.S. Capitol, the vaccine rollout and commodity shortages. With the heightened risk related to the cumulation of events, our preference has been to focus on convertibles with balanced risk-reward attributes and to be underweight the most equity-sensitive convertibles—which generally lack favorable downside risk mitigation. This underweight position slightly held back returns as the most equity sensitive convertibles performed similarly to the overall equity market (+39.6% as measured by the ICE BofA Equity Alternative U.S. Convertible index (VEQU)). Convertibles with a more balanced risk/reward profile were up 25.4%, while those convertibles displaying more credit sensitivity were up 12.3% (as measured by the ICE BofA Total Return U.S. Convertible (VTOT) and ICE BofA Yield Alternative U.S. Convertible (VYLD) indices, respectively).

From an economic sector attribution perspective, the Fund benefited most from its underweight positioning and selection in the financials sector, overweight allocation to consumer discretionary, and an underweight allocation to the utilities sector. In financials, the portfolio benefited from strong selection in the asset management & custody banks and by avoiding the lagging mortgage REITs and consumer finance industries. Areas that detracted from performance principally related to selecting names that exhibited better risk-reward profiles—but underperformed the most equity-sensitive convertibles whose downside mitigation is deficient—specifically within information technology (application software and semiconductors) and consumer discretionary sector names (automobiles industry).

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund

How is the Fund positioned?

We have placed an emphasis on optimizing the risk/reward profile in our positioning. We have actively positioned the portfolio to benefit from companies capitalizing on cyclical growth opportunities coming to fruition with the economy's reopening as the pandemic subsides. These opportunities span multiple industries in travel and entertainment, as noted previously, but also include typically more cyclical industries such as semiconductors, autos and housing. However, the Fund is maintaining significant exposure to secular growth areas, as we believe companies tied to long-term societal themes or multi-cycle trends enhance the prospects for success over time and can act as an enduring "wind in our sails."

New convertible issuance was robust during the semiannual period as $103.8 billion came to market globally and $62.1 billion was generated in the U.S. In terms of perspective, both those six-month amounts exceeded each of their respective annual (12-month) periods from 2007 through 2019. The new issuance expanded the convertible universe and provided an opportunity for us to rebalance the portfolio into convertibles displaying more attractive risk-reward profiles. The improved risk-reward, which provides more participation in an equity's upside move relative to a downside correction, benefits the portfolio in volatile periods. In actively managing the portfolio, we take advantage of these periods by repositioning the portfolio into structurally stronger risk-reward convertibles. For example, we may sell those convertibles that have moved up and exhibit pure equity-like characteristics (with greater downside risk) or sell those that have moved down and exhibit pure credit-like characteristics (with limited upside potential). We believe this continual portfolio restructuring provides for the best opportunity to achieve solid risk adjusted returns over the long-term.

Overall, the portfolio's largest absolute and relative overweight allocations remain within the information technology and consumer discretionary sectors. The portfolio's largest relative underweight exposures went toward more defensive areas such as the financials and utilities sectors where we believe convertible structures are less favorable.

What closing thoughts do you have for Fund shareholders?

Looking out over the next year, we maintain a favorable view of the convertible market for multiple reasons: companies have shifted from the 2020 focus of firming up balance sheets and accessing liquidity to promoting growth, expansion, capital spending, inventory rebuilding and M&A; convertibles remain an attractive, quickly accessible low cost of capital for issuers; many new issuers continue to come to the convertible market, providing interesting new opportunities; and finally, we're positive on the economy.

We expect a strong economic recovery to unfold through the year as significant fiscal stimulus, accommodative monetary policy, pent-up consumer demand and continued progress on COVID-19 vaccinations all combine to provide a powerful cyclical backdrop. However, the transition will likely be choppy with periods of uncertainty and market rotations, similar to what the markets experienced in the first calendar quarter of 2021. Fiscal stimulus and monetary policy have been key to stabilizing financial markets and driving recovery, but the potential for heightened volatility may increase as the markets await specific details of new fiscal spending and tax policies, regulatory changes and an eventual withdrawal of liquidity provided by monetary policy. Add to all this possibly higher inflation, rising interest rates, COVID-19 variants and other assorted geopolitical issues. Against this backdrop, we believe the strategic case for our actively managed convertible approach remains strong, as we position the Calamos Convertible Fund for further upside participation in higher market moves while managing downside risk.

SECTOR WEIGHTINGS

Information Technology	30.0%
Consumer Discretionary	22.4
Health Care	16.5
Communication Services	10.6
Industrials	7.2
Utilities	2.9
Financials	1.7
Real Estate	1.5
Materials	1.1
Energy	0.7
Consumer Staples	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Convertible Fund

ANNUALIZED RETURN: SINCE INCEPTION (6/25/97) THROUGH 4/30/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/21

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 6/21/85
Without Sales Charge	23.40%	55.49%	17.76%	9.73%
With Sales Charge	20.65	51.96	16.62	9.19
Class C Shares – Inception 7/5/96
Without Sales Charge	22.95	54.41	16.89	8.91
With Sales Charge	21.95	53.41	16.89	8.91
Class I Shares – Inception 6/25/97	23.53	55.87	18.05	10.01

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 1.14%, Class C shares is 1.89% and Class I shares is 0.89%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The ICE BofA All U.S. Convertibles Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities. Since inception data for the index is shown from 6/30/97, since data is only available for full monthly periods. Source: Lipper, Inc.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

Due to their structural complexities, the attributes of convertibles may vary. Therefore, they are typically categorized as Yield Alternatives represented by the U.S. CV Index (VYLD), Total Return Alternatives represented by the U.S. CV Index (VTOT), or Equity Alternatives represented by the U.S. CV Index (VEQU).

The ICE BofA Total Return U.S. Convertibles Index is a subset of ICE BofA All U.S. Convertibles Index including securities with a delta greater than or equal to 0.4 and less than 0.8 (VTOT).

The ICE BofA Yield Alternative U.S. Convertibles Index (VYLD) is a subset of ICE BofA All U.S. Convertibles Index including securities with a delta less than 0.4 (exhibiting bond-like characteristics).

The ICE BofA Equity Alternative U.S. Convertibles Index (VEQU) is a subset of ICE BofA All U.S. Convertibles Index including securities with a delta of 0.8 and greater (exhibiting stock-like characteristics).

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos Global Convertible Fund

OVERVIEW

The Fund invests in global convertible securities, striving to balance risk/reward while providing growth and income.

KEY FEATURES

◼  Provides broadly diversified exposure to the global convertible bond universe.

◼  Leverages more than 40 years of research in convertible security investing.

◼  Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle.

◼  Blends global investment themes and fundamental research via active management.

◼  Takes environmental, social and governance (ESG) factors into account, evaluating whether they impact a company's cash flow, risk profile and long-term returns.

PORTFOLIO FIT

Consisting of convertible securities that can participate in upside equity movements with potentially limited downside exposure, the Fund can provide a means to manage risk in conjunction with an equity allocation. The Fund can also serve a role within a fixed-income allocation, as convertibles have performed well during periods of rising interest rates and inflation.

FUND NASDAQ SYMBOLS

A Shares	CAGCX
C Shares	CCGCX
I Shares	CXGCX

FUND CUSIP NUMBERS

A Shares	128120748
C Shares	128120730
I Shares	128120722

CALAMOS GLOBAL CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the semiannual period ended April 30, 2021, Calamos Global Convertible Fund returned 17.98% (Class I shares at net asset value) versus the Refinitiv Global Convertible Bond Index return of 20.84%. We believe balanced convertibles offer the most attractive investment opportunity, given their combination of upside potential and downside resilience. This approach led us to underweight the most equity-sensitive and credit-sensitive convertibles in favor of those with balanced risk/reward attributes. Although equity-sensitive convertibles outperformed balanced convertibles during the period, we believe the Fund's longer-term performance affirms the wisdom of this strategy. Since its inception on December 31, 2014, the Fund increased 10.32% (Class I shares at net asset value) annualized versus a 9.69% gain for the Refinitiv Global Convertible Bond Index.

What factors influenced performance during the reporting period?

The global equity and convertible markets responded well to the COVID-19 vaccination rollouts, positive economic data, fiscal stimulus and accommodative monetary policies and posted very strong period results. Moreover, convertibles performed well—as they traditionally have—during a period of rising interest rates. The 10-year Treasury yield increased 75 basis points to 1.63% during the reporting period.

The Fund was well positioned in relation to COVID-19 related themes, as it had a heavy representation in service and technology companies that allowed people to work, learn, shop, entertain and receive medical attention at home. In addition, the portfolio included cyclical companies well-poised to participate in the recovery as the end of the pandemic draws near. During the period, the Fund was well ahead of the equity market until mid-February when the global equity markets rotated out of growth names that were also heavily represented in the global convertible market and the Fund.

New convertible issuance was robust during the period with $103.8 billion issued globally. The new issuance expanded the convertible universe and, as a result, provided an opportunity to rebalance convertibles that had become too equity sensitive with convertibles with more attractive risk-reward profiles. Our preference for these balanced convertibles led us to be relatively underweight to the most equity-sensitive convertibles in the market. Despite the Fund's strong overall period result, the underweight allocation to the most equity-sensitive convertibles held back the relative return. Within the Refinitiv Global Convertible Bond Index, convertibles with more than 80% equity sensitivity rose 37.5% and strongly outperformed convertibles with balanced risk-reward attributes (40% – 80% equity sensitivity; +20.5%) and convertibles with more credit sensitivity (<40% equity sensitivity; +10.1%).

From an economic sector attribution perspective, the Fund most benefited from its underweight allocation to the utilities sector. Strong security selection in the industrials sector also added value, as holdings in the airlines industry outperformed. Areas that most detracted from performance included materials and information technology. Within materials, an underweight allocation and security selection, notably in the steel industry, held back the relative return. In information technology, the relative return was hindered by an overweight allocation and security selection within the application software and data processing & outsourced services industries.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Convertible Fund

From a geographic perspective, the Fund benefitted from favorable security selection in Japan and Emerging Asia. Similarly, an underweight allocation in Europe was beneficial to Fund performance. Security selection within the United States and Emerging Latin America held back the relative result.

How is the Fund positioned?

We actively rebalance the Fund with the goal of providing more exposure to global equity market upside than potential downside. As discussed, the increased amount of new convertible issuance has provided an opportunity to rebalance many of the portfolio's more equity-sensitive holdings. In fact, the Fund's overall level of equity sensitivity stands underweight relative to the global convertible market.

Much of the period rebalancing has focused on the technology sector. We also have been active in rebalancing COVID-19 recovery names such as cruise ships and airlines. We pared the Fund's overweight to COVID-19 recovery names in January as many companies had begun to price in a full recovery. Throughout the remainder of the period, we continued to reduce the Fund's COVID-19 recovery exposure to a roughly neutral weighting. Information technology represents the portfolio's largest overweight and absolute weight. Consumer discretionary is the second highest absolute weight, although it has a neutral weighting relative to the benchmark index. The communication services and utilities sectors represent the portfolio's significant relative underweights, while energy and consumer staples represent the smallest absolute weights.

From a regional standpoint, the Fund's largest weights fall within the United States and Europe. Conversely, Japan and Canada represent the smallest absolute weights. Relative to the Refinitiv Global Convertible Bond Index, the Fund has overweight allocations to Emerging Asia and Emerging Europe and South Africa with underweight allocations to Europe and Emerging Latin America. These regional allocations have been driven by bottom-up considerations rather than a macro call.

What closing thoughts do you have for Fund shareholders?

We maintain a positive outlook for the global convertible market, as the Federal Reserve's accommodative stance and vaccination progress provide powerful tailwinds. Headline inflation might increase over the near term, but we do not expect a sustained ramp-up.

Vaccine availability in the United States has shifted from scarce to abundant. As the vaccine rollout continues to move forward, the U.S. is making meaningful progress in its fight against the virus. Against this backdrop, we expect travel and leisure industries (airlines, cruise ships, tourist destinations) to see improvement, which in turn should drive economic growth and employment gains. These continued improvements combined with very loose fiscal and monetary policies should propel equities higher, offsetting the likely headwinds of rising taxes and more regulations.

We believe the fundamentals of the global convertible market remain strong and expect convertibles to continue providing a means of participating in the equity market's upside while also providing a measure of downside risk mitigation as the market climbs the wall of worry. While the Calamos Global Convertible Fund provides an opportunity to defensively participate in the equity market, it has also demonstrated strong relative performance during periods of rising interest rates, thereby providing an enhancement to fixed-income allocations.

SECTOR WEIGHTINGS

Information Technology	29.7%
Consumer Discretionary	16.9
Communication Services	11.0
Health Care	10.6
Financials	7.5
Industrials	5.6
Real Estate	4.3
Utilities	2.7
Materials	2.1
Consumer Staples	2.1
Energy	2.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Global Convertible Fund

GROWTH OF $1,000,000: SINCE INCEPTION (12/31/14) THROUGH 4/30/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/21

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	17.90%	40.54%	13.19%	10.04%
With Sales Charge	15.25	37.39	12.10	9.19
Class C Shares – Inception 12/31/2014
Without Sales Charge	17.46	39.62	12.37	9.23
With Sales Charge	16.46	38.62	12.37	9.23
Class I Shares – Inception 12/31/2014	17.98	40.94	13.47	10.32

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 1.35%, Class C shares is 2.10% and Class I shares is 1.10%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown includes the effects of an expense reimbursement that improved results and was in effect until October 31, 2017. Load-adjusted returns are adjusted for the maximum frontend sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The Refinitiv Global Convertible Bond Index (USD) is designed to represent the global convertible market.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Timpani Small Cap Growth Fund

CALAMOS TIMPANI SMALL CAP
GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the semiannual period ended April 30, 2021, Calamos Timpani Small Cap Growth Fund posted a strong return of 44.89% (Class I Shares at net asset value) outperforming the gain of 37.84% for the Russell 2000 Growth Index.

Since Class I shares inception on March 23, 2011, the Fund has returned 17.25% on an annualized basis, while the Russell 2000 Growth Index returned 13.64% over the same period. We believe this comparison demonstrates the Fund's ability to outdistance its benchmark over full market cycles.

What factors influenced performance during the reporting period?

U.S. equities enjoyed strong returns over the semiannual period, as markets continued to recover from the severe COVID-19-related downturn in February and March of 2020. Positive data on vaccine efficacy and hopes of an imminent vaccine rollout buoyed investor enthusiasm during the period. In the U.S., new COVID-19 cases peaked in early January 2021, the case for reopening the economy strengthened further, and cyclical growth businesses joined the market's move upward. The equity market largely shrugged off a near doubling of the 10-year U.S. Treasury yield as the move began from an extremely low base, and corporate earnings continued to impress. Accommodative monetary policy and massive stimulus further fueled strong economic growth.

Stocks at the smaller end of the market-capitalization spectrum led the way during the period. The Russell Microcap Index outperformed the Russell 2000 Index (as a measure for small-cap stocks), which in turn outperformed the Russell Midcap Index, while the Russell 1000 Index (as a measure for large-cap stocks) trailed overall.

Cyclical growth businesses joined in with robust performance. Many of these cyclical areas had previously lagged due to hindered mobility and restrictions on gatherings because of the pandemic. As the reopening phase gained momentum, the energy sector led the Russell 2000 Growth Index with a 108% gain during the semiannual period. The consumer discretionary sector, which has a mix of cyclical and secular opportunities, posted a 57% return. Industrials (+48%) and materials (+45%), or the more cyclically oriented sectors, saw a boost from improving macroeconomic trends. Communication services (+41%) and information technology (+40%) continued to post strong performance for the full period. Real estate (+36%), consumer staples (+32%), financials (+28%) and health care (+27%) had strong returns, though lagged the overall benchmark return. The more outright defensive utilities sector (+17%) delivered solid absolute returns but lagged the benchmark significantly.

For the full reporting period, the Fund was able to significantly outperform the Russell 2000 Growth Index through strong security selection, though sector allocations were notably additive as well. The biggest contributor to the Fund's relative performance was security selection and the underweight to the health care sector. Strong selection within the biotechnology space notably benefited returns during the period. Although the biotechnology industry was a laggard for the semiannual period,

OVERVIEW

The Fund invests in the equity securities of small-capitalization companies with high, sustainable growth potential, which may exceed market expectations.

KEY FEATURES

◼  Combines fundamental research with the analysis of market estimates to identify the underestimated growth differential between a company's business strength and market expectations of that strength.

◼  Pursues active management in a less-followed investment space.

◼  Analyzes secular trends to uncover exploitable investment opportunities specific to small-cap companies.

PORTFOLIO FIT

Investing in small-cap companies is an important component of a diversified investment strategy. Smaller companies tend to experience greater growth and outperform larger companies.

FUND NASDAQ SYMBOLS

A Shares	CTASX
I Shares	CTSIX
R6 Shares	CTSOX

FUND CUSIP NUMBERS

A Shares	128120417
I Shares	128120391
R6 Shares	128120383

www.calamos.com

Calamos Timpani Small Cap Growth Fund

SECTOR WEIGHTINGS

Consumer Discretionary	25.3%
Health Care	24.0
Information Technology	18.9
Industrials	16.1
Financials	5.6
Communication Services	4.7
Real Estate	2.3
Consumer Staples	2.1
Materials	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Fund holdings strongly outperformed those of the index and the health care index. Additionally, the Fund's underweight to the biotechnology industry contributed to performance. Strong selection amongst health care technology stocks was also additive.

Over the period, security selection and an average underweight allocation within information technology hindered relative results, as holdings in application software and semiconductors underperformed. In many cases, relative performance lagged due to names not owned that performed strongly as investors rotated into many stocks that had trailed the sector previously. The Fund's weight in information technology had been reduced over the prior few quarters as we believed the strongest businesses in the space had more valuation risk. The relative weight to information technology names did increase during the beginning of 2021. Investments in communication services detracted slightly during the period.

How is the Fund positioned?

We continue to invest in both long-term secular growth stocks and certain cyclical growth stocks that we believe will directly benefit from an overall economic uptick. In the past few months, we have modestly increased exposure to cyclical sectors like industrials, materials and financials, while still maintaining a secular growth tilt within the overall portfolio. We believe this diversified positioning added value during the second half of the reporting period. Among secular growers, we have investments aligned with a variety of themes including e-commerce, cloud communications, and certain pockets of healthcare and consumer discretionary. We have also invested in several companies that are ESG-friendly, using substantial amounts of recycled materials within their manufacturing processes. On the cyclical growth side, we are tilted toward semiconductors and semiconductor capital equipment, auto retailers, transportation, outdoor leisure and certain stocks with exposure to residential real estate.

What closing thoughts do you have for Fund shareholders?

We continue to feel confident about the outlook for small-capitalization growth stocks. For the past several months, we have been on record predicting that the stars have aligned for sustained outperformance of these asset classes. Lately, the overall stock market has agreed. Recently, we have seen small-cap performance lead the overall stock market, especially the micro caps or the smallest of the small.

With a vaccine rollout outpacing those of global peers, a Federal Reserve fully committed to accommodative policies, and a White House willing to inject unprecedented amounts of stimulus, the U.S. is poised to lead the global recovery in 2021. Current projections by the International Monetary Fund show the U.S. economy expanding by 6.4% this year. If achieved, this would represent the country's highest real GDP annual percent change in nearly 40 years. This bodes well for small-cap stocks, which have historically performed well on both an absolute and relative basis during periods of strong and rising GDP growth. These rapidly improving economic conditions are contributing to a strong backdrop for corporate profits. Equally important, the reopening of the U.S. economy has significantly widened the opportunity set for the Fund beyond the traditional secular growth segments of the market.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Timpani Small Cap Growth Fund

The small-cap leadership cycle began approximately eight months ago, but we think it has a long way to go. History has shown a typical small-cap cycle generates meaningful outperformance and lasts seven years on average, not eight months. This is a key factor behind our bullishness for the asset class. Due to our positive outlook for small caps, we have positioned the Fund to have disproportionately higher allocations to companies further down in the market-capitalization spectrum, especially micro caps.

ANNUALIZED RETURN: SINCE INCEPTION (3/23/11) THROUGH 04/30/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Timpani Small Cap Growth Fund

GROWTH OF $1,000,000: SINCE INCEPTION (3/23/11) THROUGH 4/30/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/21

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares (With Predecessor) – Inception 1/6/14^
Without Sales Charge	44.69%	103.45%	26.68%	15.74%
With Sales Charge	37.80	93.74	25.45	14.97
Class I Shares (With Predecessor) – Inception 3/23/11
Without Sales Charge	44.89	103.98	27.12	16.28
Class R6 Shares – Inception 6/1/19^	44.98	104.12		43.18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 1.40%, Class I shares is 1.16% and Class R6 shares is 1.09%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023, to the extent necessary so that Total Annual Fund Operating Expenses of Class A shares and Class I shares are limited to 1.30% and 1.05% of average net assets, respectively. The Fund's investment adviser has contractually agreed to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 1.05% less the Fund's annual sub-transfer agency ratio (the aggregate subtransfer agency fees of the Fund's other share classes divided by the aggregate average annual net assets of the Fund's other share classes). For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective share class's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares.

NOTES:

Effective as of the close of business on May 31, 2019, the Fund acquired all of the assets, subject to the liabilities, of the Timpani Small Cap Growth Fund (the "Predecessor Fund") through a tax-free reorganization (the "Reorganization"). Pursuant to the Reorganization of the Predecessor Fund into the Fund, Class Y shareholders of the Predecessor Fund received Class A shares of the Fund, and Service Class and Institutional Class shareholders of the Predecessor Fund each received Class I shares of the Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. Accordingly, the performance shown in the average annual total return table above for periods prior to the commencement of the Fund's operations on June 1, 2019 is the performance of the Predecessor Fund. The Fund has the same investment objective, strategy and portfolio manager as the Predecessor Fund. As a result, the performance of the Fund would have been substantially similar to that of the Predecessor Fund.

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 2000 Growth Index is a composite of small-cap companies located in the U.S. that also exhibit a growth probability.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Timpani SMID Growth Fund

CALAMOS TIMPANI SMID GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the semiannual period ended April 30, 2021, Calamos Timpani SMID Growth Fund posted a strong return of 36.24% (Class I Shares at net asset value), outperforming the gain of 32.00% for the Russell 2500 Growth Index.

A combination of security selection and sector positioning helped drive the Fund's positive performance during a turbulent market.

What factors influenced performance during the reporting period?

U.S. equities enjoyed strong returns over the semiannual period, as markets continued to recover from the severe COVID-19-related downturn in February and March of 2020. Positive data on vaccine efficacy and hopes of an imminent vaccine rollout buoyed investor enthusiasm during the period. In the U.S., COVID-19 new cases peaked in early January 2021, the case for reopening the economy strengthened further, and cyclical growth businesses joined the market's move upward. The equity market largely shrugged off a near doubling of the 10-year U.S. Treasury yield as the move began from an extremely low base, and corporate earnings continued to impress. Accommodative monetary policy and massive stimulus further fueled strong economic growth.

Stocks at the smaller end of the market-capitalization spectrum led the way during the period. The Russell Microcap Index outperformed the Russell 2000 Index (as a measure for small-cap stocks), which in turn outperformed the Russell Midcap Index, while the Russell 1000 Index (as a measure for large-cap stocks) trailed overall.

Cyclical growth businesses joined in with robust performance. Many of these cyclical areas had previously lagged due to hindered mobility and restrictions on gatherings because of the pandemic. As the reopening phase gained momentum, the energy sector led the Russell 2500 Growth Index with a 93% gain during the semiannual period. The consumer discretionary sector, which has a mix of cyclical and secular opportunities, posted a 48% return. Industrials (+44%) and materials (+35%), more cyclically oriented sectors, saw a boost from improving macroeconomic trends. Real estate (+34%), communication services (+33%) and information technology (+32%) continued to post strong performance for the full period. Consumer staples (+24%), financials (+23%) and health care (+23%) had strong returns, though they lagged the overall benchmark return. The more outright defensive utilities sector (+17%) delivered solid absolute returns but lagged the benchmark significantly.

Quite a few sectors added significant value to the Fund's relative performance. The Fund's leading security selection and an average underweight allocation in health care positively contributed to relative performance. Strong selection within the biotechnology space notably benefited returns during the period. Although the biotechnology industry was a laggard for the semiannual period, Fund holdings

OVERVIEW

The Fund invests in the equity securities of small- and mid-capitalization (SMID) companies with high, sustainable growth potential, which may exceed market expectations.

KEY FEATURES

◼  Combines fundamental research with the analysis of market estimates to identify the underestimated growth differential between a company's business strength and market expectations of that strength.

◼  Pursues active management in a less-followed investment space.

◼  Analyzes secular trends to uncover exploitable investment opportunities specific to small- and mid-cap companies.

PORTFOLIO FIT

Investing in SMID companies is an important component of a diversified investment strategy. Small-to-midsize companies tend to experience greater growth and outperform larger companies, yet this greater potential also raises the potential for greater volatility—which is why we believe active management is crucial.

FUND NASDAQ SYMBOLS

A Shares	CTAGX
I Shares	CTIGX
R6 Shares	CTOGX

FUND CUSIP NUMBERS

A Shares	128120375
I Shares	128120367
R6 Shares	128120359

www.calamos.com

Calamos Timpani SMID Growth Fund

SECTOR WEIGHTINGS

Consumer Discretionary	23.5%
Information Technology	23.2
Industrials	19.5
Health Care	16.0
Financials	6.4
Communication Services	4.8
Consumer Staples	3.1
Materials	1.4
Real Estate	1.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

strongly outperformed those of the index and the health care index. Additionally, the Fund's underweight to biotechnology contributed to performance. Health care technology stocks were also additive. Security selection in financials contributed to performance. In fact, the performance of Fund holdings in the sector more than doubled those of the benchmark. Specifically, investment banking & brokerage holdings outperformed strongly, and our lack of representation in several lagging industries such as financial exchanges & data added to relative return.

Over the period, selection and an average underweight stance within information technology weakened relative returns, as holdings in application software and systems software hurt relative results. In many cases, relative performance lagged due to names not owned that performed strongly as investors rotated into many stocks that had trailed the sector previously. The Fund's weight in information technology had been reduced over the prior few quarters, as we believed the strongest businesses in the space had more valuation risk. Security selection within the oil & gas refining & marketing industry as well as the oil & gas equipment & services industry of the energy sector also lagged. While the energy sector is a very small weight within the benchmark (less than one half of one percent), the outsized returns from the space caused our underweight and selection to detract from performance relative to the Russell 2500 Growth Index.

How is the Fund positioned?

We continue to invest in both long-term secular growth stocks and certain cyclical growth stocks that we believe will directly benefit from an overall economic uptick. In the past few months, we have modestly increased exposure to cyclical sectors like industrials, materials and financials, while still maintaining a secular growth tilt within the overall portfolio. We believe this diversified positioning added value during the second half of the reporting period. Among secular growers, we have investments related to a variety of themes including e-commerce, cloud communications, and certain pockets of health care and consumer discretionary. We have also invested in several companies that are ESG-friendly, using substantial amounts of recycled materials within their manufacturing processes. On the cyclical growth side, we are tilted toward semiconductors and semiconductor capital equipment, auto retailers, transportation, outdoor leisure and certain stocks with exposure to residential real estate.

What closing thoughts do you have for Fund shareholders?

We continue to feel confident about the outlook for small-to-mid capitalization growth stocks. For the past several months, we have been on record predicting that the stars have aligned for sustained outperformance of these asset classes. Lately, the overall stock market has agreed. Recently, we have seen small to mid-cap performance lead the overall stock market, especially the microcaps or the smallest of the small.

With a vaccine rollout outpacing those of global peers, a Federal Reserve fully committed to accommodative policies, and a White House willing to inject unprecedented amounts of stimulus, the U.S. is poised to lead the global recovery in 2021. Current projections by the International Monetary Fund show the U.S. economy expanding by 6.4% this year. If achieved, this would represent the country's highest

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Timpani SMID Growth Fund

real GDP annual percent change in nearly 40 years. These rapidly improving economic conditions are contributing to a very strong backdrop for corporate profits. Equally important, the reopening of the U.S. economy has significantly widened the opportunity set for the Fund beyond the traditional secular growth segments of the market. Smaller cap stocks have historically performed well on both an absolute and relative basis during periods of strong and rising GDP growth.

The small-cap leadership cycle began approximately eight months ago, but we think it has a long way to go. History has shown a typical small-cap cycle generates meaningful outperformance and lasts seven years on average, not eight months. This is a key factor behind our bullishness for the asset class. Due to our positive outlook for small caps, we have positioned the Fund to have disproportionately higher allocations to companies further down in the market-capitalization spectrum.

www.calamos.com

Calamos Timpani SMID Growth Fund

GROWTH OF $1,000,000: SINCE INCEPTION (7/31/19) THROUGH 4/30/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/21

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 7/31/19
Without Sales Charge	36.03%	86.87%	68.00%
With Sales Charge	29.53	77.97	60.00
Class I Shares – Inception 7/31/19
Without Sales Charge	36.24	87.35	68.80
Class R6 Shares – Inception 7/31/19	36.24	87.56	68.80

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 2.45%, Class I shares is 2.25% and Class R6 shares is 2.25%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023 to the extent necessary so that Total Annual Fund Operating Expenses of Class A shares and Class I shares are limited to 1.35% and 1.10% of average net assets, respectively. The Fund's investment adviser has contractually agreed to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 1.10% less the Fund's annual sub-transfer agency ratio (the aggregate subtransfer agency fees of the Fund's other share classes divided by the aggregate average annual net assets of the Fund's other share classes). For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective share class's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential. The Russell 2500 Growth Index is published and maintained by FTSE Russell.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund

CALAMOS GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the semiannual period ended April 30, 2021, Calamos Growth Fund returned 29.43% (Class I Shares at net asset value) versus the S&P 1500 Growth Index return of 25.65%. By way of comparison, the broad equity market, as measured by the S&P 500 Index, advanced with a return of 28.85% for the same period.

Since Class I shares inception on September 18, 1997, the Fund has returned 12.18% on an annualized basis. The S&P 1500 Growth Index, the primary benchmark, returned 9.36% over the same period, and the S&P 500 Index returned 8.35%. We believe these comparisons demonstrate the Fund's ability to outdistance the growth and broad indices over full market cycles.

What factors influenced performance during the reporting period?

U.S. equities enjoyed strong returns over the semiannual period, as markets continued to recover from the severe COVID-19-related downturn in February and March of 2020. Positive data on vaccine efficacy and hopes of an imminent vaccine rollout buoyed investor enthusiasm during the period. In the U.S., new COVID-19 cases peaked in early January 2021, the case for reopening the economy strengthened further, and cyclical growth businesses joined the market's move upward. The equity market largely shrugged off a near doubling of the 10-year U.S. Treasury yield as the move began from an extremely low base, and corporate earnings continued to impress. Accommodative monetary policy and massive stimulus further fueled strong economic growth.

Growth stocks saw cyclical growth businesses join in with strong performance. Many of those areas had previously lagged due to hindered mobility and restrictions on gatherings. As reopening gained momentum, the energy sector led the S&P 1500 Growth Index with an 82% gain during the semiannual period. Financial stocks also benefitted from renewed confidence and a steepening yield curve, delivering a 37% return. Communications services continued to perform well with a 34% return, while more cyclical growth sectors such as industrials (+34%) and materials (+27%) received a boost from improving macroeconomic trends. Information technology (+25%) had benchmark-like returns, while consumer discretionary (+23%), real estate (+20%) and health care (+18%) had strong gains. More outright defensive areas such as consumer staples (+11%) and utilities (+9%) delivered solid absolute returns but lagged the benchmark significantly.

The Fund benefited from strong stock selection within the financials sector. While financials represented the second-leading sector within the growth benchmark, the Fund's selection approximately doubled the performance of the sector overall. Our holdings in investment banking & brokerage and consumer finance notably aided relative returns. The Fund's weighting to financials was broadly neutral relative to the benchmark. Favorable security selection and an average overweight allocation in information technology also added to the Fund's performance, especially in the

OVERVIEW

A broad, flexible strategy enables the Fund to invest in the equities of U.S. companies across all market capitalizations and sectors in order to attain the best potential for long-term capital growth.

KEY FEATURES

◼  Seeks to provide attractive returns through an emphasis on higher-growth U.S. companies spanning the full range of market capitalizations and sectors. Draws on more than three decades of experience in growth investing.

◼  The portfolio reflects top-down, secular thematic views along with high-conviction, fundamentally researched stocks of companies with advantaged business models, high returns on capital, solid free-cash-flow generation, and stewardship-minded management.

◼  Combines secular and cyclical growth to help manage the dynamics of the economy.

PORTFOLIO FIT

May be an attractive option for investors seeking higher growth and diversification that spans all caps of U.S. companies across sectors and industries.

FUND NASDAQ SYMBOLS

A Shares	CVGRX
C Shares	CVGCX
I Shares	CGRIX

FUND CUSIP NUMBERS

A Shares	128119302
C Shares	128119856
I Shares	128119807

www.calamos.com

Calamos Growth Fund

SECTOR WEIGHTINGS

Information Technology	40.1%
Consumer Discretionary	18.5
Communication Services	13.4
Industrials	10.3
Health Care	9.3
Financials	4.5
Consumer Staples	2.0
Materials	1.6
Real Estate	0.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

semiconductor equipment and semiconductors industries, which can be thought of as more cyclical opportunities within the tech space.

Over the period, an average underweight stance and selection within the communication services sector dampened relative performance, as holdings in the interactive media & services and alternative carriers industries lagged. Security selection and an average underweight position in energy also lost ground on a relative basis. Nonparticipation in oil & gas refining & marketing hurt relative performance. Additionally, our lack of exposure to oil & gas exploration & production held back return. Energy is a very small portion of the growth market, yet the outsized gains for the sector during the quarter caused the portfolio's energy positioning to be a slight drag on relative performance.

How is the Fund positioned?

The portfolio remains broadly diversified with a focus on a mix of durable, secular themes and more cyclical growth opportunities. During the reporting period, the Fund increased its relative weights to the industrials and financials sectors. The Fund's holdings in industrials were already a slight overweight when the reporting period began, while financials went from a slight underweight to an overweight position over the semiannual period. Conversely, relative Fund weightings were reduced within the information technology and health care sectors in order to manage around valuation as well as source more cyclical growth opportunities. Information technology remains the Fund's and the benchmark's largest overall sector. As mentioned in previous commentaries, some of the key themes driving business before the pandemic, many of which reside within information technology, only accelerated during the pandemic. Connectivity, data storage, and online retail remain key themes, and there are many businesses in these spaces that offer strong growth prospects in a less-certain economic backdrop, yet need to be monitored for valuation and investor sentiment.

What closing thoughts do you have for Fund shareholders?

As the U.S. economy continues to reopen and rebound sharply, the current environment for growth investing is quite robust with ample opportunities across many industries and sectors. Calamos Growth Fund remains well positioned in longer-term secular growth themes, which include cloud computing, electric vehicles and digital payments. And the Fund is also well represented in cyclical growth themes that are particularly compelling in the consumer, industrials and financials sectors, given the accelerating recovery now underway.

With a vaccine rollout outpacing those of global peers, a Federal Reserve fully committed to accommodative policies, and a White House willing to inject unprecedented amounts of stimulus, the U.S. is poised to lead the global recovery in 2021. Current projections by the International Monetary Fund show the U.S. economy expanding by 6.4% this year. If achieved, this would represent the country's highest real GDP annual percent change in nearly 40 years. These rapidly improving economic conditions are contributing to a very strong backdrop for corporate profits. The recovery in earnings for U.S. companies has come faster than most expected, with S&P 500 EPS projected to cumulatively grow 25% this year and surpass 2019 levels by 9%. Most importantly, the reopening of the U.S. economy has significantly widened the opportunity set for the Fund beyond the traditional secular growth segments of the market.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund

With this as a backdrop, we have broadened our holdings to capture the pent-up demand of a global reopening. Our expanded portfolio includes exposure to companies poised to profit from a normalization in travel and leisure, casino gaming and on-premise food and beverage services. Many of these businesses offer high operating leverage that should fuel strong earnings growth as activity continues to pick up.

ANNUALIZED RETURN: SINCE INCEPTION (9/18/97) THROUGH 4/30/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Growth Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/21

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/4/90
Without Sales Charge	29.23%	56.54%	18.39%	11.55%
With Sales Charge	23.10	49.10	17.24	11.00
Class C Shares – Inception 9/3/96
Without Sales Charge	28.74	55.41	17.51	10.72
With Sales Charge	27.74	54.41	17.51	10.72
Class I Shares – Inception 9/18/97	29.43	56.92	18.69	11.83

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 1.35%, Class C shares is 2.11% and Class I shares is 1.10%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 1500 Growth Index consists of the growth segment of the securities found in the S&P 1500 Index. The S&P 1500 combines the S&P 500, S&P MidCap 400 and the S&P SmallCap 600.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund

CALAMOS GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the semiannual period ended April 30, 2021, Calamos Growth and Income Fund posted strong returns with a gain of 26.82% (Class I Shares at net asset value) versus a return of 28.85% for the S&P 500 Index, which means the Fund captured 93% of the equity market's gain for the period. The ICE BofA All U.S. Convertibles ex Mandatory Index registered a gain of 29.00% for the period. We manage this Fund with the goal of achieving upside equity participation and potential downside risk mitigation over full market cycles. Since its Class I shares inception on September 18, 1997, the Fund returned 10.44% on an annualized basis versus an 8.51% gain for the S&P 500 Index and 9.53% return for the ICE BofA All U.S. Convertibles ex Mandatory Index.

Please discuss the Fund's lower-volatility characteristics.

We believe the Fund's historical, lower-volatility characteristics are a byproduct of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund's historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with a beta of 2.0 would have been twice as volatile as the market. Since its inception, the Fund has had a beta of 0.75 (Class I shares) versus the S&P 500 Index. The Fund, therefore, outperformed the broader equity market—as measured by the S&P 500 Index—with less volatility. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance during the reporting period?

U.S. equities enjoyed strong returns over the semiannual period, as markets continued to recover from the severe COVID-19-related downturn in February and March of 2020. Positive data on vaccine efficacy and hopes of an imminent vaccine rollout buoyed investor enthusiasm during the period. In the U.S., new COVID-19 cases peaked in early January 2021, the case for reopening the economy strengthened further, and cyclical growth businesses joined the market's move upward. The equity market largely shrugged off a near doubling of the 10-year U.S. Treasury yield as the move began from an extremely low base, and corporate earnings continued to impress. Accommodative monetary policy and massive stimulus further fueled strong economic growth.

Cyclical growth businesses captured investor attention and had strong performance during the period. Many of these cyclical areas had previously lagged due to hindered mobility and restrictions on gatherings because of the pandemic. As the reopening phase gained momentum, the energy sector led the S&P 500 Index with a 76% gain during the semiannual period. Financial stocks also benefitted from renewed confidence and a steepening yield curve, delivering a 54% return. Cyclical growth sectors industrials (+36%) and materials (+32%) saw a boost from improving macroeconomic trends. Communications services continued to perform well with a

OVERVIEW

The Fund invests primarily in U.S. equity and convertible securities in an attempt to balance risk/reward while providing growth and income.

KEY FEATURES

◼  Leverages more than four decades of research experience combining equities and convertible holdings to provide equity-like participation.

◼  Provides a core holding option that aims to maintain a consistent risk posture throughout the market cycle.

◼  Research-driven approach identifies opportunities by combining top-down analysis with a focus on key growth characteristics.

PORTFOLIO FIT

The Fund can provide a long-term core equity allocation, which exhibits potentially lower volatility and delivers attractive income.

FUND NASDAQ SYMBOLS

A Shares	CVTRX
C Shares	CVTCX
I Shares	CGIIX
R6 Shares	CGIOX

FUND CUSIP NUMBERS

A Shares	128119104
C Shares	128119831
I Shares	128119872
R6 Shares	128120326

www.calamos.com

Calamos Growth and Income Fund

SECTOR WEIGHTINGS

Information Technology	24.1%
Consumer Discretionary	15.1
Health Care	12.2
Industrials	11.5
Communication Services	11.2
Financials	10.0
Consumer Staples	4.7
Energy	2.8
Utilities	2.8
Materials	2.4
Real Estate	1.7
Other	0.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

32% return during the period. Real estate (+28%) and information technology (+27%) had benchmark-like returns, while consumer discretionary (+24%) and health care (+21%) had strong returns. More outright defensive areas such as consumer staples (+13%) and utilities (+9%) delivered solid absolute returns but lagged the benchmark significantly.

For the full reporting period, the Fund was able to perform broadly in line with the all-equity S&P 500 Index, even while utilizing convertible securities and options to reduce overall equity risk. The biggest contributor to the Fund's relative performance was security selection within the materials sector. Specifically, equity holdings within copper and industrial gases were sources of strength. In addition, the Fund's underweight to the more defensive consumer staples sector was additive to relative performance, as we viewed cyclical and secular growth as more attractive considering economic conditions.

The Fund's security selection within the industrials sector dampened return, as holdings in the industrial machinery and electrical components & equipment industries lost ground on a relative basis. The Fund had increased the relative weight in industrials prior to the reporting period by utilizing convertible securities, which provided solid-yet-lagging returns during this semiannual period. Selection and an average underweight position in energy lost ground on a relative basis. Specifically, integrated oil & gas and our nonparticipation in oil & gas equipment & services held back return, while the energy sector was the index's leader for the period.

How is the Fund positioned?

We have positioned the Fund to include companies with improving cash flows that are driving intrinsic value growth to levels higher than current market values. We remain modestly concerned about rising commodity and labor costs having a negative impact on margins, so we seek companies that have some level of pricing power or other sources of operating leverage.

For cyclicals, we have focused on companies with positive earnings revisions, higher-than-average operating leverage, improved post-pandemic competitive positions, and service economy or discretionary consumer spending exposures. For growth companies, we have focused on companies with accelerating fundamentals in 2021 or businesses that can maintain high growth rates in 2022 and 2023, improving margins, and valuations that we can characterize as "growth at a reasonable price."

We remain underweight lower-beta areas—especially those with higher-equity valuations. Overweight sectors include consumer discretionary, technology and industrials. We continue to utilize convertible securities in many higher-risk areas of the market—including more-aggressive growth and deeper cyclical areas—seeking to provide positive asymmetric returns in lower-risk structures. As volatility has declined over the past several months, the Fund is selectively utilizing calls and puts as we seek to further manage downside risk and provide opportunity for upside.

What closing thoughts do you have for Fund shareholders?

The U.S. economy is entering a vaccination recovery period, and we agree with the consensus view for above-average GDP growth in 2021. The asset markets have priced in much of this economic improvement already, and we believe the level of future asset returns will be positive but at lower levels than we saw during the early phase

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund

of this recovery. Future asset returns are likely to be driven by the magnitude and duration of the economic recovery, changes in corporate cash flows and businesses' intrinsic values versus current market valuations.

The drivers of the magnitude and duration of this economic recovery include COVID-19 containment/social reopening, accommodative financial conditions/monetary policy, fiscal policy and productivity/margin improvement. Financial conditions should remain accommodative for an extended period, but the next move will be tightening. The current market environment already prices in economic improvement—but company fundamentals should outperform—pushing equity prices higher. These factors may continue to introduce periods of volatility, and the Fund's strategy may be well-suited for this environment.

ANNUALIZED RETURN: SINCE INCEPTION (9/18/97) THROUGH 4/30/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Growth and Income Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/21

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/22/88
Without Sales Charge	26.65%	44.43%	15.19%	9.78%
With Sales Charge	20.63	37.57	14.08	9.25
Class C Shares – Inception 8/5/96
Without Sales Charge	26.19	43.36	14.34	8.96
With Sales Charge	25.19	42.36	14.34	8.96
Class I Shares – Inception 9/18/97	26.82	44.76	15.48	10.05
Class R6 Shares – Inception 6/23/20^	26.85			32.73

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 1.08%, Class C shares is 1.84%, Class I shares is 0.83% and Class R6 shares is 0.75%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

The ICE BofA All U.S. Convertibles Ex Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Dividend Growth Fund

CALAMOS DIVIDEND GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the semiannual period ended April 30, 2021, Calamos Dividend Growth Fund returned 29.33% (Class I shares at net asset value), outperforming the S&P 500 Index return of 28.85%.

What factors influenced performance during the reporting period?

U.S. equities enjoyed strong returns over the semiannual period, as markets continued to recover from the severe COVID-19-related downturn in February and March of 2020. Positive data on vaccine efficacy and hopes of an imminent vaccine rollout buoyed investor enthusiasm during the period. In the U.S., new COVID-19 cases peaked in early January 2021, the case for reopening the economy strengthened further, and cyclical growth businesses joined the market's move upward. The equity market largely shrugged off a near doubling of the 10-year U.S. Treasury yield as the move began from an extremely low base, and corporate earnings continued to impress. Accommodative monetary policy and massive stimulus further fueled strong economic growth.

Cyclical growth businesses captured investor attention and had strong performance during the period. Many of these cyclical areas had previously lagged due to hindered mobility and restrictions on gatherings because of the pandemic. As the reopening phase gained momentum, the energy sector led the S&P 500 Index with a 76% gain during the semiannual period. Financial stocks also benefitted from renewed confidence and a steepening yield curve, delivering a 54% return. Cyclical growth sectors industrials (+36%) and materials (+32%) saw a boost from improving macroeconomic trends. Communications services continued to perform well with a 32% return during the period. Real estate (+28%) and information technology (+27%) had benchmark-like returns, while consumer discretionary (+24%) and health care (+21%) had strong returns. More outright defensive areas such as consumer staples (+13%) and utilities (+9%) delivered solid absolute returns but lagged the benchmark significantly.

The Fund benefited from security selection and an average overweight position in financials. These decisions contributed strong absolute performance and helped drive relative results. Specifically, our holdings in investment banking & brokerage and diversified banks were leading contributors. A steepening yield curve as well as increased financial and investment activity bolstered those industries. Leading security selection in communication services also added to the Fund's results. The main contributors within this sector were integrated telecommunication services and movies & entertainment.

Over the period, selection and an average underweight position within the industrials sector detracted from return, as holdings in industrial machinery lagged. Missing out on the small-but-resurgent agricultural & farm machinery industry also detracted from relative performance. Security selection and an average underweight allocation in real

OVERVIEW

The Fund invests in companies that we believe have the ability to increase dividends over time, either through increasing profits or more efficient use of capital.

KEY FEATURES

◼  Employs bottom-up stock picking and a benchmark-agnostic approach.

◼  Focuses on good businesses with solid cash flows and value prices.

PORTFOLIO FIT

The Fund may be suitable for investors seeking a regular stream of income and dividend-paying equity investments that tend to be less volatile than non-dividend payers.

FUND NASDAQ SYMBOLS

A Shares	CADVX
C Shares	CCDVX
I Shares	CIDVX

FUND CUSIP NUMBERS

A Shares	128120839
C Shares	128120821
I Shares	128120813

www.calamos.com

Calamos Dividend Growth Fund

SECTOR WEIGHTINGS

Information Technology	27.8%
Consumer Discretionary	13.6
Financials	12.4
Health Care	10.1
Communication Services	9.9
Industrials	8.6
Consumer Staples	5.6
Energy	3.5
Materials	3.2
Utilities	2.0
Other	1.7
Real Estate	1.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

estate dampened relative performance. Specifically, our lack of representation in retail REITs and residential REITs were sources of underperformance. Real estate is typically more of a defensive investment but saw pockets of strength during the semiannual period.

How is the Fund positioned?

We have positioned the Fund to include companies with improving cash flows that are driving intrinsic value growth to levels higher than current market values. We remain modestly concerned that rising commodity and labor costs are having a negative impact on margins, so we seek companies that have some level of pricing power or other sources of operating leverage.

For cyclicals, we have focused on companies with positive earnings revisions, higher-than-average operating leverage, improved post-pandemic competitive positions, and service-economy or discretionary-consumer spending exposures. For growth companies, we have focused on companies with accelerating fundamentals in 2021 or businesses that can maintain high growth rates in 2022 and 2023, improving margins, and valuations that we characterize as "growth at a reasonable price."

What closing thoughts do you have for Fund shareholders?

The U.S. economy is entering a vaccination recovery period, and we agree with the consensus view for above-average GDP growth in 2021. The asset markets have priced in much of this economic improvement already, and we believe the level of future asset returns will be positive but at lower levels than we saw during the early phase of this recovery. Future asset returns are likely to be driven by the magnitude and duration of the economic recovery, changes in corporate cash flows, and businesses' intrinsic values versus current market valuations.

The drivers of the magnitude and duration of this economic recovery include COVID containment/social reopening, accommodative financial conditions/monetary policy, fiscal policy, and productivity/margin improvement. Financial conditions should remain accommodative for an extended period, but the next move will be tightening. The current market environment already prices in economic improvement—but company fundamentals should outperform—pushing equity prices even higher.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Dividend Growth Fund

GROWTH OF $1,000,000: SINCE INCEPTION (8/05/13) THROUGH 4/30/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/21

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 8/5/2013
Without Sales Charge	29.20%	46.11%	16.49%	11.61%
With Sales Charge	23.06	39.12	15.37	10.91
Class C Shares – Inception 8/5/2013
Without Sales Charge	28.77	45.02	15.63	10.78
With Sales Charge	27.77	44.02	15.63	10.78
Class I Shares – Inception 8/5/2013	29.33	46.43	16.80	11.89

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 2.16%, Class C shares is 2.92% and Class I shares is 1.89%. The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses through 3/1/23 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of Class A, Class C and Class I shares are limited to 1.35%, 2.10%,1.10% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum frontend sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos Select Fund

OVERVIEW

The Fund primarily invests in a concentrated portfolio of large-cap U.S. equities with broad representation across sectors and industries. In addition, the Fund can invest across investment styles in the U.S. equity market.

KEY FEATURES

◼  Security selection is based mainly on Calamos analysts' highest conviction ideas. We leverage the collective expertise of the firm's research analysts, who average 15+ years of experience in their areas of expertise.

◼  The investment process is driven by rigorous fundamental and sector-specific research. The goal is to maximize exposure to opportunities the team believes are compelling.

◼  Quantitative tools help minimize systematic risks across both sectors and factors. We use quantitative tools to minimize unintended bets and maximize the impact of security selection.

PORTFOLIO FIT

Because the Fund pairs a high-conviction approach with a broad investment universe, we believe it is an attractive choice for investors seeking a long-term core equity allocation to U.S. stocks.

FUND NASDAQ SYMBOLS

A Shares	CVAAX
C Shares	CVACX
I Shares	CVAIX

FUND CUSIP NUMBERS

A Shares	128119666
C Shares	128119641
I Shares	128119633

CALAMOS SELECT FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the semiannual period ended April 30, 2020, Calamos Select Fund returned 30.50% (Class I shares at net asset value), outperforming the S&P 500 Index return of 28.85%.

What factors influenced performance during the reporting period?

U.S. equities enjoyed strong returns over the semiannual period, as markets continued to recover from the severe COVID-19-related downturn in February and March of 2020. Positive data on vaccine efficacy and hopes of an imminent vaccine rollout buoyed investor enthusiasm during the period. In the U.S., COVID-19 new cases peaked in early January 2021, the case for reopening the economy strengthened further, and cyclical growth businesses joined the market's move upward. The equity market largely shrugged off a near doubling of the 10-year U.S. Treasury yield as the move began from an extremely low base, and corporate earnings continued to impress. Accommodative monetary policy and massive stimulus further fueled strong economic growth.

Stock market performance broadened during the semiannual period, and cyclical businesses joined in with strong gains. Many of these cyclical areas had previously lagged due to hindered mobility and restrictions on gatherings. As reopening momentum gathered steam, the energy sector led the S&P 500 Index with a 76% gain during the semiannual period. Financial stocks also benefitted from renewed confidence and a steepening yield curve and delivered a 54% return. Cyclical growth sectors such as industrials (+36%) and materials (+32%) got a boost from improving macroeconomic trends. Communication services (+32%) continued to perform well, while real estate (+29%) and information technology (+27%) delivered benchmark-like returns. Consumer discretionary (+24%) and health care (+21%) also had strong returns, though trailed the S&P 500 Index. More outright defensive areas such as consumer staples (+13%) and utilities (+9%) delivered solid absolute returns but lagged the benchmark significantly.

The Fund benefited from strong stock selection within the financials sector. While financials represented the second-leading sector within the growth benchmark, the Fund's selection significantly outperformed those of the sector overall. Specifically, our holdings in investment banking & brokerage and consumer finance represented major contributors The Fund's slight overweight to financials was also additive relative to benchmark performance. Favorable security selection and an average underweight stance in information technology also added to the Fund's performance, especially in the semiconductor equipment and semiconductors industries, which can be thought of as a more cyclical opportunity within the tech space.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Select Fund

Over the period, security selection within the consumer discretionary sector dampened relative performance, as holdings in the apparel, accessories & luxury goods and internet & direct marketing retail industries lost ground on a relative basis. Selection and an average underweight stance in real estate also trailed on a relative basis. Specifically, specialized REITs and our lack of exposure in retail REITs held back return. Real estate is a relatively small portion of the market, and we see fewer compelling fundamental opportunities in the space.

How is the Fund positioned?

The portfolio remains broadly diversified with a mix of durable, secular themes and more cyclical growth opportunities. During the reporting period, the Fund increased its relative weights to the consumer staples and consumer discretionary sectors. Within consumer staples, new names within the foods industries added value. Consumer discretionary names were added in autos, auto parts and casinos & gaming. Conversely, relative Fund weightings were reduced in the health care and real estate sectors in order to manage around valuation as well as source more cyclical growth opportunities. The Fund is broadly diversified by sector, favoring individual stock selection to significant sector over and underweights, and owns a mix of cyclical and secular growth opportunities.

What closing thoughts do you have for Fund shareholders?

As the U.S. economy continues to reopen and rebound sharply, the current environment for growth investing is quite robust, with ample opportunities across many industries and sectors. Calamos Select Fund remains well positioned in both longer-term secular growth themes—from cloud computing to electric vehicles to digital payments—and cyclical growth themes in the consumer, industrials, and financials sectors that are particularly compelling, given the accelerating recovery now underway.

With a vaccine rollout outpacing those of global peers, a Federal Reserve fully committed to accommodative policies, and a White House willing to inject unprecedented amounts of stimulus, the U.S. is poised to lead the global recovery in 2021. Current projections by the International Monetary Fund show the U.S. economy expanding by 6.4% this year. If achieved, this would represent the country's highest real GDP annual percent change in nearly 40 years. These rapidly improving economic conditions are contributing to a very strong backdrop for corporate profits. The recovery in earnings for U.S. companies has come faster than most expected, with S&P 500 EPS projected to cumulatively grow 25% this year and surpass 2019 levels by 9%. Most importantly, the reopening of the U.S. economy has significantly widened the opportunity set for the Fund beyond the traditional secular growth segments of the market.

SECTOR WEIGHTINGS

Information Technology	25.0%
Consumer Discretionary	12.8
Financials	12.5
Health Care	11.5
Industrials	10.9
Communication Services	10.0
Consumer Staples	7.9
Energy	2.6
Utilities	2.5
Materials	2.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Select Fund

ANNUALIZED RETURN: SINCE INCEPTION (3/1/02) THROUGH 4/30/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Select Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/21

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 1/2/02
Without Sales Charge	30.30%	49.53%	14.41%	9.84%
With Sales Charge	24.15	42.41	13.30	9.30
Class C Shares – Inception 1/2/02
Without Sales Charge	29.95	48.52	13.59	9.03
With Sales Charge	28.95	47.52	13.59	9.03
Class I Shares – Inception 3/1/02	30.50	49.81	14.70	10.12

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 1.64%, Class C shares is 2.40% and Class I shares is 1.39%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.15%, 1.90%, and 0.90% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 1500 Value Index is designed to provide investors with a measure of the performance of U.S. value equities.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos International Growth Fund

OVERVIEW

The Fund offers a dynamic approach to accessing international growth opportunities. We apply our active investment approach to build a portfolio of companies with superior growth and quality attributes across developed and emerging market.

KEY FEATURES

◼  Identifies companies with compelling growth, competitive advantages and financial strength.

◼  Identifies durable secular themes that provide a tailwind for sustainable growth and a franchise premium.

◼  Investment universe spans geographies and market caps, providing a wide breadth of opportunities.

◼  Takes environmental, social and governance (ESG) factors into account, evaluating the effects on a company's risk profile, cash flow and long-term returns.

PORTFOLIO FIT

As an active, true growth offering with a differentiated return profile, the Fund can potentially help investors optimize capital appreciation within their international allocation.

FUND NASDAQ SYMBOLS

A Shares	CIGRX
C Shares	CIGCX
I Shares	CIGIX
R6 Shares	CIGOX

FUND CUSIP NUMBERS

A Shares	128119575
C Shares	128119559
I Shares	128119542
R6 Shares	128120425

CALAMOS INTERNATIONAL GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the semiannual period ended April 30, 2021, Calamos International Growth Fund returned 26.99% (Class I shares at net asset value), versus the 22.25% return for the MSCI EAFE Growth Index and 27.66% return for the MSCI ACWI ex U.S. Index for the period. The Fund's return landed within the 11th percentile of the Morningstar Foreign Large Growth category during this time period.*

Since its inception on March 17, 2005, the Fund has returned 9.44% on an annualized basis (Class I shares at net asset value) compared with a 7.00% return for the MSCI EAFE Growth Index and 6.22% increase for the MSCI ACWI ex U.S. Index. We believe this demonstrates the Fund's ability to generate long-term excess returns over complete market cycles.

What factors influenced performance during the reporting period?

International stocks rose significantly over the semiannual period as investors responded to the global economic recovery and progress against the pandemic, but also confronted the impacts of rising interest rates and intermittent spikes in volatility.

The Fund generated strong returns over the period owing to a combination of favorable sector positioning and an appropriate blend of fundamental attributes. Many of our holdings in international companies with advantaged business models performed well, as did our increased cyclical opportunities and companies positioned to benefit from COVID-19-recovery scenarios.

The Fund's leading security selection and an average underweight stance in health care helped relative results. Positions in the pharmaceuticals industry and names in the health care supplies industry notably added to relative performance.

An average overweight allocation and leading security selection in information technology also added to the Fund's performance, especially in the semiconductors and semiconductor equipment industries.

Over the period, selection within the consumer discretionary sector detracted from return, as holdings in the internet & direct marketing retail and apparel, accessories & luxury goods industries lagged on a relative basis. Security selection within the oil & gas refining & marketing and integrated oil & gas industries of the energy sector hurt relative returns.

From a regional standpoint, leading security selection in Europe helped drive relative returns. The Fund's securities outperformed—particularly those in the Netherlands and Germany.

By contrast, selection in Emerging Asia hampered relative results. In particular, our holdings in China and India rose over the period but lagged the stronger returns of the index for those two countries.

*  Data is as of 4/30/21. Morningstar category percentile ranking is based on annualized total return for the 1-year, 3-year, 5-year and 10-year periods. Calamos International Growth Fund Class I Shares were in the 7th, 13th, 12th and 31st percentiles of 441, 383, 322 and 225 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar Foreign Large Growth category.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund

How is the Fund positioned?

The Fund's regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our investment team evaluates macroeconomic factors and growth opportunities, actively integrating them into the investment decision-making process.

◼  We positioned the Fund with a combination of secular growth companies—and increased cyclical opportunities—as these economically sensitive businesses are positioned to benefit from a more-synchronized global recovery in the coming months.

◼  Information technology, consumer discretionary, industrials and financials are the largest sector weights in the Fund. Key positions include interactive media & services, semiconductors, diversified banks, internet retail, apparel & luxury goods and industrial machinery. We have an underweight stance in more defensive areas including utilities, real estate, consumer staples and traditional telecoms. We hold moderate weights in energy and materials, with holdings in companies positioned to benefit from higher commodity prices and a pickup in global demand.

◼  We own diversified holdings—with a blend of end markets and business types—in Europe. Positioning reflects a blend of secular demand areas and companies with more cyclical characteristics.

◼  We have significant weight in Japan and view the market favorably as the global recovery broadens out to more regions this year. Monetary and fiscal stimulus remains accommodative, and Japan stands to benefit from rising industrial production and export activity.

◼  We own a range of holdings in emerging markets—reflecting our positive view of opportunities ahead as the economic and pandemic recovery progresses. We own names in key demand areas including interactive media & services, e-commerce, semiconductors, and higher quality financials.

What closing thoughts do you have for Fund shareholders?

International stocks continue to navigate a range of crosscurrents. We are analyzing the economic recovery, alongside policy actions and the path of corporate earnings. Global monetary policy remains highly accommodative and fiscal authorities are implementing an array of programs to boost economic activity. We see many opportunities in international markets, reflective of abundant liquidity, rising earnings, and progress in vaccine deployment. Despite these potential tailwinds, we are mindful that markets will likely remain volatile, and we remain closely attuned to risks.

In terms of Fund positioning, we favor a blend of secular growth and more cyclical characteristics that are well-positioned for a pickup in economic activity. We favor investments in companies with advantaged business models, healthy balance sheets and the ability to compound growth over the medium to longer-term period. From a thematic and sector perspective, we see opportunities in technology, consumer discretionary, financials and industrials with competitive advantages while targeting critical demand areas. Our active investment approach and long-term perspective positions us to take advantage of the volatility and opportunities in international markets.

SECTOR WEIGHTINGS

Information Technology	23.6%
Consumer Discretionary	20.1
Industrials	19.7
Financials	13.4
Materials	7.0
Health Care	6.3
Communication Services	5.8
Energy	2.3
Real Estate	0.6
Consumer Staples	0.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos International Growth Fund

ANNUALIZED RETURN: SINCE INCEPTION (3/16/05) THROUGH 4/30/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/21

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 3/16/05
Without Sales Charge	26.82%	67.13%	16.17%	7.75%
With Sales Charge	20.77	59.18	15.05	7.23
Class C Shares – Inception 3/16/05
Without Sales Charge	26.34	65.88	15.30	6.95
With Sales Charge	25.34	64.88	15.30	6.95
Class I Shares – Inception 3/16/05	26.99	67.51	16.46	8.02
Class R6 Shares – Inception 9/17/18^	27.02	67.63		21.07

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 1.52%, Class C shares is 2.27%, Class I shares is 1.28% and Class R6 shares is 1.17%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.10%, 1.85%, and 0.85% of average net assets, respectively. The Fund's investment adviser has contractually agreed to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 0.85% less the annual sub-transfer agency ratio for the Fund. The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other share classes of the Fund divided by the aggregate average annual net assets of the Fund's other share classes. For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2005. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI EAFE Growth Index measures developed market growth equity performance (excluding the U.S. and Canada). Source: Lipper, Inc.

The MSCI ACWI ex US Index represents the performance of large- and mid-cap stocks across developed and emerging markets excluding the United States. The MSCI ACWI ex US Index is provided to show how the Fund's performance compares with the returns of an index of securities similar to those in which the Fund invests.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com

Calamos Evolving World Growth Fund

OVERVIEW

The Fund offers an active, risk-managed strategy to access growth opportunities in emerging markets. The Fund invests in emerging market-domiciled and developed market-domiciled companies with significant revenue exposures attributable to emerging markets.

KEY FEATURES

◼  Focuses on higher-quality companies with compelling growth attributes.

◼  Conducts research across the capital structure and utilizes Calamos' experience in convertible securities to dynamically manage the risk profile.

◼  Emphasizes countries enacting structural reforms and improving economic freedoms, which we believe enhances growth prospects and mitigates risk.

◼  Identifies durable secular themes that provide a tailwind for sustainable growth and a franchise premium.

PORTFOLIO FIT

Because of its focus on risk management, the fund can serve as a long-term emerging-market allocation.

FUND NASDAQ SYMBOLS

A Shares	CNWGX
C Shares	CNWDX
I Shares	CNWIX

FUND CUSIP NUMBERS

A Shares	128119161
C Shares	128119146
I Shares	128119138

CALAMOS EVOLVING WORLD GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the semiannual period ended April 30, 2021, Calamos Evolving World Growth Fund returned 19.63% (Class I shares at net asset value) versus a 23.09% return for the MSCI Emerging Market Index.

Since its inception on August 15, 2008, the Fund has returned 7.71% on an annualized basis (Class I shares at net asset value) compared with a 5.40% return for the MSCI EM Index. We believe this demonstrates the Fund's ability to access growth opportunities in emerging markets and deliver leading returns while pursuing our risk-managed investment approach over complete market cycles.

What factors influenced performance?

Emerging markets advanced over the semiannual period as investors welcomed the economic recovery globally, but also confronted mixed vaccine progress across countries, rising interest rates and spikes in market volatility.

Pursuant to our dynamic, risk-managed objective, the Fund captured most of the upside in emerging markets over the period while actively managing our exposure and widening the opportunity set. Many of our key holdings in companies with advantaged business models performed well, as did increased cyclical opportunities and companies positioned to benefit from COVID-recovery scenarios as the year progresses.

The Fund's security selection and an average overweight stance in materials, specifically construction materials and steel, helped buoy return. Favorable security selection and an average underweight allocation in consumer staples also contributed to performance. Our lack of participation in packaged foods & meats and personal products also proved beneficial.

Over the period, selection and an average underweight allocation within the financials sector weakened relative returns, as holdings in diversified banks and other diversified financial services lagged on a relative basis. Security selection and an average overweight allocation in real estate also underperformed, especially in the diversified real estate activities and real estate development industries.

From a regional standpoint, favorable security selection in Emerging Latin America added value to Fund performance—particularly our select holdings in Mexico and Panama represented major contributors. Additionally, the Fund benefitted from security selection in Europe where positions in the Netherlands and Germany were sources of strength.

In contrast, selection in Emerging Asia hindered relative results—as holdings in India and Korea trailed the index—and our lack of exposure in Saudi Arabia held back return. Moreover, security selection and an underweight allocation in EMEA weakened return, especially names in South Africa and Poland.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund

How is the Fund positioned?

We maintain a positive view of the investment opportunities in emerging markets, reflective of our expectation of improving global growth and progress against the pandemic in the coming months.

◼  In terms of positioning, we favor a blend of investments in secular growth businesses, in addition to cyclical opportunities and select reopening plays that we believe are well-positioned for a pickup in economic growth.

◼  From a sector perspective, the largest allocations are in the technology, consumer discretionary, financials, communication services and materials sectors. We favor companies in semiconductors, internet retail, interactive media & services, higher-quality diversified banks and steel. Specifically, we look for businesses that offer attractive business models, large addressable markets, and leverage to improving global growth.

◼  We have an underweight stance in more defensive areas including utilities, consumer staples and traditional telecoms.

◼  We hold increased weight in materials and energy, favoring opportunities with sound capital management and an ability to leverage improved supply-demand fundamentals.

◼  From a geographic perspective, we own significant weight in Emerging Asia, though we also hold select investments in Latin America, Emerging Europe and South Africa.

What closing thoughts do you have for Fund shareholders?

Emerging market investors must continue to navigate a range of crosscurrents through different regions and countries. We are analyzing the economic and policy backdrop, progress against the pandemic, and the prospects for corporate earnings. Monetary policy is accommodative as central banks support liquidity, while fiscal authorities are implementing a wide range of programs to boost economic activity. We see an increased set of opportunities in emerging markets, reflective of a pickup in activity in key markets, increasing global trade and abundant liquidity.

We own a blend of investments in secular growth companies, in addition to more cyclical opportunities leveraged to benefit from a pickup in the global economy. We favor investments in companies with advantaged business models, flexible balance sheets and the ability to compound growth over the medium to longer-term period. From a thematic and sector perspective, we see opportunities in technology, communications services, consumer discretionary, higher-quality financials and industrials with competitive advantages that target in-demand areas. Our active investment approach and long-term perspective positions us to take advantage of the volatility and opportunities in emerging markets.

SECTOR WEIGHTINGS

Information Technology	24.7%
Financials	19.7
Consumer Discretionary	17.0
Communication Services	10.8
Materials	9.5
Industrials	5.9
Energy	3.1
Health Care	2.5
Real Estate	2.2
Consumer Staples	2.0
Airlines	1.3
Other	1.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Evolving World Growth Fund

ANNUALIZED RETURN: SINCE INCEPTION (8/15/08) THROUGH 4/30/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their?original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/21

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 8/15/08
Without Sales Charge	19.52%	67.80%	15.08%	5.34%
With Sales Charge	13.83	59.79	13.98	4.83
Class C Shares – Inception 8/15/08
Without Sales Charge	19.08	66.62	14.23	4.55
With Sales Charge	18.08	65.62	14.23	4.55
Class I Shares – Inception 8/15/08	19.63	68.18	15.37	5.59

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 1.64%, Class C shares is 2.39% and Class I shares is 1.39%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.30%, 2.05%, and 1.05% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com

Calamos Global Equity Fund

OVERVIEW

The Fund invests in equities of companies around the globe. We seek firms demonstrating what we believe to be key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

◼  Flexibly seeks growth globally, searching for the best risk/reward opportunities across countries, market capitalizations and sectors.

◼  Seeks global growth companies that may benefit from long-term secular themes, including a burgeoning global middle class and increasing demand for information and entertainment.

PORTFOLIO FIT

The Fund can serve as a growth-oriented addition to a strategic global equity allocation and may complement or provide an alternative to value or blended styles.

FUND NASDAQ SYMBOLS

A Shares	CAGEX
C Shares	CCGEX
I Shares	CIGEX
R6 Shares	CGEOX

FUND CUSIP NUMBERS

A Shares	128119484
C Shares	128119468
I Shares	128119450
R6 Shares	128120334

CALAMOS GLOBAL EQUITY FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the semiannual period ended April 30, 2021, Calamos Global Equity Fund returned 28.67% (Class I shares at net asset value) versus the 29.39% gain for the MSCI World Index and 28.56% return of the MSCI ACWI Index for the same period. The Fund's return significantly outperformed its category peer average during the period, landing in the 18th percentile of the Morningstar World Large-Stock category.*

Since its inception on March 2, 2007, the Fund has returned 10.51% on an annualized basis (Class I shares at net asset value) compared with a 7.70% gain for the MSCI World Index and 7.45% return for the MSCI ACWI Index. We believe this compelling record demonstrates the Fund's ability to generate long-term excess returns over complete market cycles and varied investment environments.

What factors influenced performance during the reporting period?

Global stocks advanced in the semiannual period as investors responded to the global economic recovery and progress against the pandemic, but also confronted the impacts of rising interest rates and intermittent spikes in volatility. The Fund generated strong returns over the semiannual period due to a combination of favorable sector positioning and individual security selection. Many of our key Fund holdings in global companies with advantaged business models performed well, as did cyclical opportunities and companies positioned to benefit from Covid-19 reopening scenarios.

From a sector perspective, the Fund's leading security selection in information technology benefited relative results. Specifically, semiconductor equipment and data processing & outsourced services bolstered relative performance. Favorable security selection and an average underweight allocation in health care also added to performance. The main contributors within this sector were pharmaceuticals and health care equipment.

Over the period, security selection and an average overweight stance within the consumer discretionary sector hampered relative returns, as holdings in the internet & direct marketing retail and apparel, accessories & luxury goods industries lagged on a relative basis. Selection within the oil & gas refining & marketing and integrated oil & gas industries of the energy sector also trailed.

From a geographic standpoint, favorable security selection in the U.S. lifted results. Moreover, leading security selection in Emerging Latin America added value during the period. Specifically, Mexican selection and our lack of weight in Brazil benefited returns.

In contrast, security selection in Emerging Asia had a negative impact on the Fund's performance, as holdings in China and India trailed the index holdings. Additionally, relative security selection in Japan underperformed during the quarter.

*  Data is as of 4/30/21. Morningstar category percentile ranking is based on annualized total return for the 1-year, 3-year, 5-year and 10-year periods. Calamos Global Equity Fund Class I Shares were in the 12th, 35th, 27th and 50th percentiles of 343, 302, 252 and 166 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar World Large-Stock category.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund

How is the Fund positioned?

The Fund's regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our investment team evaluates macroeconomic factors and growth opportunities and actively integrates these into the investment decision-making process.

◼  The Fund holds a combination of secular growth companies and cyclical opportunities in more economically sensitive areas.

◼  Technology, consumer discretionary, industrials, financials and communication services comprise the largest sector weights in the Fund. Key industries include semiconductors, diversified banks, internet retail, interactive media & services, systems software and industrial machinery.

◼  We have an underweight stance in more defensive areas including utilities, real estate, consumer staples and traditional telecoms.

◼  We hold moderate weights in energy and materials, with investments in companies positioned to benefit from higher commodity prices and a pickup in global demand.

◼  Through a geographic lens, we own a set of secular growth businesses and increased cyclicals in the U.S., given the encouraging economic backdrop and wider set of opportunities.

◼  We own diversified holdings, with a blend of end markets and business types, in Europe. Positioning is largely in global secular demand areas and in cyclical opportunities leveraged to the recovery.

◼  We have a relatively even-weight position in Japan. Fiscal stimulus and monetary policies are extremely accommodative, and the economy is benefiting from rising exports.

◼  We own a range of holdings in emerging markets within high-demand areas such as interactive media & services, semiconductors, e-commerce and higher-quality financials.

What closing thoughts do you have for Fund shareholders?

Global stocks continue to navigate a range of crosscurrents. We are analyzing the global recovery and many aspects of economic activity, alongside policy actions and the path of corporate earnings. Global monetary policy remains highly accommodative and fiscal authorities are implementing an array of programs to boost economic activity. We see many opportunities in global stocks, reflective of abundant liquidity, rising earnings, and progress in global vaccine deployment. Despite these potential tailwinds, we are mindful that markets will likely remain volatile, and we will continue to monitor potential risks.

In terms of Fund positioning, we favor a blend of investments in secular growth areas in addition to increased opportunities with more cyclical characteristics that are well-positioned for a pickup in economic activity. We favor investments in companies with advantaged business models, healthy balance sheets, and the ability to compound growth over the medium to longer-term period. From a thematic and sector perspective, we see opportunities in technology, consumer discretionary, financials, and industrials with competitive advantages that target critical demand areas. Our active investment approach and long-term perspective positions us to take advantage of the volatility and opportunities in global markets.

SECTOR WEIGHTINGS

Information Technology	27.9%
Consumer Discretionary	16.7
Financials	13.9
Industrials	12.5
Communication Services	10.1
Health Care	7.7
Materials	5.7
Energy	2.3
Real Estate	2.1
Consumer Staples	0.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Global Equity Fund

ANNUALIZED RETURN: SINCE INCEPTION (3/1/07) THROUGH 4/30/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/21

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 3/1/07
Without Sales Charge	28.56%	66.47%	18.96%	10.93%
With Sales Charge	22.46	58.58	17.82	10.38
Class C Shares – Inception 3/1/07
Without Sales Charge	28.00	65.04	18.07	10.09
With Sales Charge	27.00	64.04	18.07	10.09
Class I Shares – Inception 3/1/07	28.67	66.87	19.25	11.20
Class R6 Shares – Inception 6/23/20^	28.74			51.42

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 1.65%, Class C shares is 2.40%, Class I shares is 1.40% and Class R6 shares 1.34%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.40%, 2.15%, and 1.15% of average net assets, respectively. The Fund's investment advisor has contractually agreed to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 1.15% less the annual sub-transfer agency ratio for the Fund. The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other share classes of the Fund divided by the aggregate average annual net assets of the Fund's other share classes. For purposes of this expense limitation, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

www.calamos.com

Calamos Global Equity Fund

The MSCI World Index (USD) is a free float-adjusted market-capitalization-weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region.

The MSCI ACWI (USD) Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of companies in developed and emerging markets. The MSCI ACWI (USD) Index is provided to show how the Fund's performance compares with the returns of an index of securities similar to those in which the Fund invests.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Opportunities Fund

CALAMOS GLOBAL OPPORTUNITIES FUND

(formerly Calamos Global Growth and Income Fund)

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the semiannual period ended April 30, 2021, Calamos Global Opportunities Fund returned 25.55% (Class I shares at net asset value) versus a 28.56% return for the MSCI ACWI Index and 29.39% gain for the MSCI World Index.

Since its inception on September 10, 1996, the Fund has returned 8.35% on an annualized basis (Class I shares at net asset value) compared with a 7.16% return for the MSCI ACWI Index and 7.44% increase for the MSCI World Index. We manage the Fund with the goal of achieving upside equity participation and potential downside mitigation over full market cycles. We believe these figures demonstrate the Fund's ability to generate attractive long-term returns while pursuing its risk-managed investment approach.

What factors influenced performance during the reporting period?

Global stocks and convertibles advanced in the semiannual period as investors responded to the global economic recovery and progress against the pandemic, but also confronted the impacts of rising interest rates and intermittent spikes in market volatility. Pursuant to our risk-managed equity objective, the Fund generated strong returns over the period while employing an active blend of common stocks, convertibles, and options. Many of our key Fund holdings in companies with advantaged business models performed well, as did increased cyclical opportunities and companies positioned to benefit from COVID-19-reopening scenarios.

The Fund's average underweight stance in consumer staples assisted relative performance as the sector lagged other areas during the period. Holdings in the packaged foods & meats industry helped relative performance, and our lack of participation in household products benefited return. Favorable security selection and an average underweight position in real estate also contributed to performance. Specifically, our investment in real estate services added value.

Over the period, security selection within the energy sector hindered return, as holdings in the oil & gas refining & marketing and oil & gas exploration & production industries curbed relative results. An average overweight allocation and relative selection in consumer discretionary detracted value, while our holdings generated positive absolute returns. Specifically, selection within the internet & direct marketing retail and apparel, accessories & luxury goods industries detracted from relative returns.

Favorable security selection and an overweight position in the United States added value. Moreover, leading security selection in Emerging Latin America also added value. Mexico was a leading contributor, and our lack of investment in Peru also benefited relative return.

In contrast, security selection in Emerging Asia lagged on a relative basis, as holdings in China and India curbed relative results. Additionally, security selection in Japan hampered relative returns.

OVERVIEW

The Fund invests primarily in global equity and convertible securities with an aim to balance risk/reward while providing growth and income.

KEY FEATURES

◼  Combines equity and convertible holdings in order to limit downside risk while potentially capturing upside equity participation.

◼  Provides a core holding option that strives to maintain a consistent risk posture throughout the market cycle.

◼  Seeks to participate in the upside movements of the global equity market while lessening the impact of down periods.

PORTFOLIO FIT

The Fund can provide a long-term core allocation to global equities with the potential for lower volatility over full market cycles.

FUND NASDAQ SYMBOLS

A Shares	CVLOX
C Shares	CVLCX
I Shares	CGCIX

FUND CUSIP NUMBERS

A Shares	128119500
C Shares	128119708
I Shares	128119609

www.calamos.com

Calamos Global Opportunities Fund

SECTOR WEIGHTINGS

Information Technology	23.1%
Consumer Discretionary	17.0
Industrials	12.5
Financials	12.1
Communication Services	10.7
Health Care	9.9
Materials	5.1
Energy	2.3
Consumer Staples	2.1
Real Estate	1.8
Utilities	1.3
Other	0.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

How is the Fund positioned?

We positioned the Fund with a combination of secular growth companies, in addition to increased cyclical opportunities given our positive stance on the prospects for the global economy.

◼  Technology, consumer discretionary, industrials, communication services and financials are the largest sector weights in the Fund. We hold key industry positions in semiconductors, interactive media & services, internet retail, diversified banks, autos and industrial machinery.

◼  We have moderate weight in materials and energy, with holdings in companies positioned to benefit from higher commodity prices and the pickup in global demand.

◼  We have an underweight position in more defensive areas including utilities, real estate, consumer staples and traditional telecom services.

◼  Through a geographic lens, we own a set of leading secular growth businesses and cyclicals in the U.S., via equities and convertible securities, to actively manage the risk profile.

◼  We own diversified holdings in Europe, with a blend of end markets and business types. We are positioned largely in global secular demand areas and in certain economically sensitive businesses.

◼  We have a range of holdings in emerging markets within demand areas such as interactive media & services, e-commerce, semiconductors and higher-quality financials.

◼  We own select holdings in Japan where we believe the market is well-positioned as the global recovery takes hold this year. Monetary and fiscal stimulus remains highly accommodative, and the economy should benefit from rising manufacturing and industrial production.

What closing thoughts do you have for Fund shareholders?

Global markets continue to navigate a range of crosscurrents. We are analyzing the global recovery and many aspects of economic activity, alongside policy actions and the path of corporate earnings. Global monetary policy remains highly accommodative and fiscal authorities are implementing an array of programs to boost economic activity. We see many opportunities in global stocks and convertibles, reflecting abundant liquidity, rising earnings and progress in global vaccine deployment. Despite these potential tailwinds, we are mindful that markets will likely remain volatile, and we remain closely attuned to risks.

In terms of Fund positioning, we favor a blend of investments in secular growth areas in addition to increased opportunities with more cyclical characteristics that are well-positioned for a pickup in economic activity. We favor investments in companies with advantaged business models, healthy balance sheets and the ability to compound growth over the medium to longer-term period. From a thematic and sector perspective, we see opportunities in technology, consumer discretionary, financials and industrials with competitive advantages that target critical demand areas. Our active, risk-managed investment approach and long-term perspective positions us to take advantage of the volatility and opportunities in global markets.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Opportunities Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/18/97) THROUGH 4/30/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Global Opportunities Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/21

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/9/96
Without Sales Charge	25.28%	53.15%	13.20%	7.50%
With Sales Charge	19.32	45.87	12.10	6.97
Class C Shares – Inception 9/24/96
Without Sales Charge	24.82	52.06	12.35	6.70
With Sales Charge	23.82	51.06	12.35	6.70
Class I Shares – Inception 9/18/97	25.55	53.62	13.49	7.77

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 1.53%, Class C shares is 2.28% and Class I shares is 1.28%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlight section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI ACWI Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index (U.S. Dollars) is a market-capitalization-weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 9/30/97 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund

CALAMOS TOTAL RETURN BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the semiannual period ended April 30, 2020, Calamos Total Return Bond Fund returned -0.94% (Class I shares at net asset value) finishing ahead of the -1.52% return for the Bloomberg Barclays U.S. Aggregate Bond Index.

Since its inception on June 27, 2007, the Fund gained 4.31% on an annualized basis (Class I share at net asset value) in line with the 4.29% return for the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

Several significant changes and developments occurred during the semiannual reporting period that helped propel risk markets to stronger valuations in both domestic equities and fixed income. As relates to COVID-19, the world made significantly quicker-than-expected progress developing, manufacturing and distributing vaccines to the general public. As of the end of April, over 100,000,000 Americans have been fully vaccinated, one of the quickest efforts in the world from the vantage of population percentage. To be clear, there have been challenges distributing and administering the vaccines domestically and abroad. Health care officials put a stop to administering the Johnson & Johnson shot for several days due to safety concerns. And when it comes to both vaccination progress and the recovery of economic fundamentals, other developed countries are lagging American progress by a quarter or two, while many emerging market countries are further behind.

Despite the challenges abroad, there is a high level of optimism related to the reopening of travel, leisure, restaurants and other service businesses that have been most severely impacted by the pandemic. Airlines are reporting, for instance, that domestic leisure flight bookings are strengthening quickly and approaching pre-pandemic levels. Cruise companies are planning for some form of reopening this summer. The NFIB Small Business Optimism Index improved for the third-straight month in April, and expectations are for continued improvement heading into the summer months.

Of course, there were also significant political changes in the United States during the reporting period. Within weeks of the Fund's fiscal year close, voters elected President Biden. Shortly thereafter, in early January, Democrats swept the run-off elections for both Senatorial seats in Georgia, pulling them into a 50/50 tie with Republicans in the highest chamber of Congress. As Vice President Kamala Harris casts the tie-breaking vote, the Democrats have effective control of both houses of Congress, and the executive branch. One of the most prominent policy efforts of President Biden in the early months of his presidency has been to disburse more fiscal stimulus: passing a $1.9 trillion package and proposing an additional $2+ trillion package.

Additionally, the Fed has continued to provide a historically high level of monetary policy by holding its federal funds rate near zero for the entirety of last year, and by purchasing $80 billion of Treasury securities and $40 billion of mortgage-backed securities per month. Liquidity conditions in the investment-grade and high-yield

OVERVIEW

Through its multi-sector fixed-income strategy, the Fund invests predominantly in U.S. issuers with the goal of generating a high level of both current income and total return in excess of the benchmark over full market cycles.

KEY FEATURES

◼  Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

◼  Draws on a broader investable universe to enhance portfolio construction and risk management. The inclusion of high-yield bonds, bank loans and preferreds provides additional opportunities.

◼  Utilizes robust, independent credit research. Our fixed-income investment process unites quantitative and qualitative analyses into historical and forward-looking models. The result is a credit rating reflective of where a company is heading.

◼  Applies a macro overlay to capitalize on misunderstood industries and sectors. The overlay acts as a risk control that also considers the business cycle, geopolitical factors, inflation and real-rate expectations.

PORTFOLIO FIT

The Fund may be suitable as the cornerstone of a fixed-income allocation, with investments diversified across the major sectors of the U.S. bond market. Allocations to specialized fixed-income strategies seek to enhance return potential and better manage risk.

FUND NASDAQ SYMBOLS

A Shares	CTRAX
C Shares	CTRCX
I Shares	CTRIX

www.calamos.com

Calamos Total Return Bond Fund

FUND CUSIP NUMBERS

A Shares	128119310
C Shares	128119286
I Shares	128119278

ASSET ALLOCATION

Corporate Bonds	51.9%
U.S. Government and Agency Securities	29.8
Bank Loans	7.9
Asset Backed Securities	4.5
Residential Mortgage Backed Securities	1.9
Convertible Bonds	0.4

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

markets are very strong, and companies coming to market with new-issue securities are met with ample demand from investors.

Both investment-grade and high-yield credit spreads showed meaningful tightening during the reporting period. The option-adjusted spread on the Bloomberg Barclays U.S. Corporate Index tightened from 125 basis points to 88 basis points. In the high-yield market, option-adjusted spreads tightened impressively from 510 basis points to 292 basis points during the period. Each reflected a continuation of the strong tightening trend from the prior six months.

Treasury yields steepened sharply as concerns about impending inflationary pressure took shape in the market. Continued stimulus, pent-up demand from the stay-at-home measures in place during the pandemic, and the possibility that the Fed is too slow to remove accommodations are three of the more frequently cited concerns. While two-year yields were essentially flat, five-year yields increased by 46 basis points, with ten-year maturities increasing 75 basis points. Given the Treasury sell-off and spread tightening during the period, major sectors of the U.S. Aggregate market experienced varying performance. The securitized-products component of the Bloomberg Barclays U.S. Aggregate Bond Index led with a -0.2% return; corporate bonds returned -0.5%; and the government-related sector dipped -0.8%, while the Treasury sector trailed at -3.4%.

The Fund held an overweight in corporate debt over the semiannual period. As a result, the overweight allocation to corporate bonds across financial, industrial, and utility-related sectors contributed to performance, as did security selection in both the financial and industrial sectors. The overweight allocation to the asset-backed security sector also supported performance, while the team's security selection in Treasuries and the underweight position to mortgage-backed securities weighed down performance. Over the long term, we continue to favor an overweight to corporate bonds and asset-backed securities in the Total Return Bond Fund, as the additional yield has shown historically to generate superior long-term returns.

How is the Fund positioned?

The Fund has a duration of 6.0 years short to the 6.4 years option-adjusted duration of the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund continues to hold an overweight in corporate bonds in both the investment-grade and out-of-benchmark high-yield ratings categories. These overweights led to a lower overall credit quality of A- when compared to the AA- quality of the benchmark. The weakness in Treasury rates coupled with the tightening of spreads in risk assets resulted in negative returns during the reporting period, behind peer group averages, but ahead of the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund remains overweight in corporate bonds and asset-backed securities, and the weighting of corporate bonds was increased during the semiannual period, in both industrial and financial names. These additions were funded by decreasing the Fund's position in mortgage-backed securities and available cash. The Fund continues to hold overweight positions in corporate and asset-backed securities and underweight positions in Treasuries and mortgages following the changes. Within the corporate bond allocation, our largest overweight allocations went toward the consumer non-cyclical and technology sectors.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund

What are your closing thoughts for Fund shareholders?

The United States is rapidly moving from a reopening phase to an open economy. If progress on the vaccination front continues at a good pace, our expectation is that the combination of increased economic activity in service-related sectors along with low-base effects from 2020 will drive inflation significantly higher for the next couple of quarters—though the long-term trend for inflation remains uncertain. We continue to fight unfavorable demographic trends, high-and-rising debt levels and the number of employed people in the country is well below its peak, each of which could mitigate a longer-term trend of high inflation.

Now that first quarter nominal GDP has reached roughly the output level of 2019, one question becomes whether 2022/2023 can be significantly better than 2019, when credit valuations were roughly equivalent to the current trading ranges. Financial conditions should remain accommodative, and the technical backdrop for both high-yield and investment-grade credit should remain supportive of spread markets as there has been ample demand to absorb supply.

Our base expectation for interest rates is that they will continue to move gradually higher leading to a steeper yield curve, which should be supportive of banks and finance companies. But rates will be highly dependent on the course of fiscal and monetary policy. If these policies moderate, yields should rise in a gentle manner. If the policies continue to grow, rates could surprise our expectations to the upside. As always, we continue to apply our disciplined approach—focused on being well compensated for the risks taken—while constructing our portfolio with a bond-by-bond philosophy.

ANNUALIZED RETURN: SINCE INCEPTION (6/27/07) THROUGH 4/30/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measure net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Mellon Analytical Solutions, LLC.

Duration is useful in measuring a bond fund's sensitivity to changes in interest rates. The longer the duration, the more a bond fund's price will fluctuate when interest rates change.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Total Return Bond Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/21

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 6/27/07
Without Sales Charge	-0.97%	1.20%	2.83%	2.72%
With Sales Charge	-3.20	-1.11	2.05	2.33
Class C Shares – Inception 6/27/07
Without Sales Charge	-1.43	0.35	2.07	1.95
With Sales Charge	-2.41	-0.64	2.07	1.95
Class I Shares – Inception 6/27/07	-0.94	1.45	3.11	2.98

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 1.04%, Class C shares is 1.78% and Class I shares is 0.78%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 0.90%, 1.65%, and 0.65% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Opportunities Fund

CALAMOS HIGH INCOME
OPPORTUNITIES FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the semiannual period ended April 30, 2020, Calamos High Income Opportunities Fund returned 10.44% (Class I shares at net asset value) outperforming the 7.98% increase for the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index.

Since its inception on March 1, 2002, the Fund gained 6.45% on an annualized basis (Class I share at net asset value) versus an 8.10% return for the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index.

What factors influenced performance during the reporting period?

Several significant changes and developments occurred during the semiannual reporting period that helped propel risk markets to stronger valuations in both domestic equities and fixed income. As relates to COVID-19, the world made significantly quicker-than-expected progress developing, manufacturing and distributing vaccines to the general public. As of the end of April, over 100,000,000 Americans have been fully vaccinated, one of the quickest efforts in the world from the vantage of population percentage. To be clear, there have been challenges distributing and administering the vaccines domestically and abroad. Health care officials put a stop to administering the Johnson & Johnson shot for several days due to safety concerns. And when it comes to both vaccination progress and the recovery of economic fundamentals, other developed countries are lagging American progress by a quarter or two, while many emerging market countries are further behind.

Despite the challenges abroad, there is a high level of optimism related to the reopening of travel, leisure, restaurants and other service businesses that have been most severely impacted by the pandemic. Airlines are reporting, for instance, that domestic leisure flight bookings are strengthening quickly and approaching pre-pandemic levels. Cruise companies are planning for some form of reopening this summer. The NFIB Small Business Optimism Index improved for the third-straight month in April, and expectations are for continued improvement heading into the summer months.

Of course, there were also significant political changes in the United States during the reporting period. Within weeks of the Fund's fiscal year close, voters elected President Biden. Shortly thereafter, in early January, Democrats swept the run-off elections for both Senatorial seats in Georgia, pulling them into a 50/50 tie with Republicans in the highest chamber of Congress. As Vice President Kamala Harris casts the tie-breaking vote, the Democrats have effective control of both houses of Congress, and the executive branch. One of the most prominent policy efforts of President Biden in the early months of his presidency has been to disburse more fiscal stimulus: passing a $1.9 trillion package and proposing an additional $2+ trillion package.

OVERVIEW

Through its multi-sector fixed-income strategy, the Fund invests mainly in high-yield securities from U.S. issuers with the goal of generating a high level of current income and total return in excess of the benchmark index over full market cycles.

KEY FEATURES

◼  Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

◼  Draws on broader investable universe to enhance portfolio construction and risk management. Expanding the universe to include bank loans and preferred securities provides additional opportunities.

◼  Utilizes robust, independent credit research. Our fixed-income investment process unites quantitative and qualitative analyses into historical and forward-looking models. The result is a credit rating that reflects where a company is heading.

◼  Applies a macro overlay to capitalize on opportunities in misunderstood industries and sectors. The overlay acts as a risk control that also considers the business cycle, geopolitics, inflation and real rate expectations.

PORTFOLIO FIT

The Fund can complement investment-grade credit exposure, providing attractive income and total return potential for more risk-tolerant investors.

FUND NASDAQ SYMBOLS

A Shares	CHYDX
C Shares	CCHYX
I Shares	CIHYX

www.calamos.com

Calamos High Income Opportunities Fund

FUND CUSIP NUMBERS

A Shares	128119815
C Shares	128119799
I Shares	128119781

SECTOR WEIGHTINGS

Consumer Discretionary	16.6%
Financials	14.8
Industrials	14.8
Communication Services	13.5
Health Care	10.8
Energy	10.7
Information Technology	3.7
Materials	3.5
Consumer Staples	3.5
Airlines	2.4
Real Estate	1.3
Utilities	0.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Additionally, the Fed has continued to provide a historically high level of monetary policy by holding its federal funds rate near zero for the entirety of last year, and by purchasing $80 billion of Treasury securities and $40 billion of mortgage-backed securities per month. Liquidity conditions in the high-yield and leveraged loan markets are very strong, and companies coming to market with new-issue securities are met with ample demand from investors. All these factors combined to deliver strong returns for both the equity and high-yield markets during the reporting period, with the latter returning 7.98% (as measured by the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index). The index closed the semiannual period with option adjusted spreads at 292 basis points over like maturity Treasuries, down from 510 basis points at fiscal year-end. Excluding energy, the yield on the index closed at 4.0%.

As a risk-on tone dominated the semiannual period, lower-quality, below-investment-grade bonds rated CCC delivered returns of 15.0%, whereas BB-rated issuers delivered a gain of 6.2%. At the beginning of the semiannual period, the trailing 12-month default rate was 6.3%, much of which was driven by energy-related defaults in both exploration and production and oil field services. By the end of the reporting period, default rates had declined to 3.2%, a reduction of nearly 50%, closing in on the long-term average of 3.1%. We expect the overall default rate, and that of energy, to continue declining as commodity prices have recovered strongly. Regarding our credit-quality positioning, our selection among BB-rated bonds boosted performance, while security selection among our CCC-rated holdings weighed on performance.

From a sector perspective, the team's security selection with the energy and consumer non-cyclical sectors contributed to return. Conversely, our underweight allocation to the energy sector and overweight to the insurance sector detracted from performance.

How is the Fund positioned?

The Fund is currently overweight the property and casualty insurance, pharmaceuticals and other REITs industries. The pharmaceutical overweight is a result of idiosyncratic opportunities in two companies. The property and casualty insurance overweight is related to favorable consolidation trends in the industry. Our largest underweights are in the consumer cyclical services, wireless and electric utility industries. The underweight to electric utilities is consistent from the beginning of the period, but further reductions to that allocation has made it one of our largest industry underweights.

From a credit-quality perspective, the Fund is positioned with a relative underweight in the BB category, and neutral B-rated and CCC-rated issuers. The balance of the BB-rated underweight is held in a barbell between investment-grade-rated companies and securities that do not carry a third-party rating. The Fund is positioned short (3.3 years) in comparison with the option-adjusted duration of the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index (3.8 years).

Over the semiannual period, the team has added to positions in the airlines, other REITs and media/entertainment industries. Also, we reduced the portfolio exposure to healthcare, finance companies and wireless credit. Health care and finance companies are less overweight than the beginning of the period, while airlines became a greater overweight with increased exposure.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Opportunities Fund

What are your closing thoughts for Fund shareholders?

The United States is rapidly moving from a reopening phase to an open economy. If progress on the vaccination front continues at a good pace, our expectation is that the combination of increased economic activity in service-related sectors along with low-base effects from 2020 will drive inflation significantly higher for several quarters—though the long-term trend for inflation remains uncertain. We continue to fight unfavorable demographic trends, high-and-rising debt levels and the number of employed people in the country is well below its peak, each of which could mitigate a longer-term trend of high inflation.

Now that first quarter nominal GDP has reached roughly the output level of 2019, one question becomes whether 2022/2023 can be significantly better than 2019, when credit valuations were roughly equivalent to the current trading ranges. Financial conditions should remain accommodative, and the technical backdrop for both high-yield and investment-grade credit should remain supportive of spread markets as there has been ample demand to absorb supply.

Our base expectation for interest rates is that they will continue to move gradually higher leading to a steeper yield curve, which should be supportive of banks and finance companies. But rates will be highly dependent on the course of fiscal and monetary policy. If these policies moderate, yields should rise in a gentle manner. If the policies continue to increase in scope, rates could surprise our expectations to the upside. As always, we continue to apply our disciplined approach—focused on being well compensated for the risks taken—while constructing our portfolio with a bond-by-bond philosophy.

ANNUALIZED RETURN: SINCE INCEPTION (3/1/02) THROUGH 4/30/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Mellon Analytical Solutions, LLC.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos High Income Opportunities Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/21

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 8/2/99
Without Sales Charge	10.30%	23.06%	6.23%	4.70%
With Sales Charge	7.87	20.27	5.19	4.19
Class C Shares – Inception 12/21/00
Without Sales Charge	9.88	22.07	5.43	3.90
With Sales Charge	8.88	21.07	5.43	3.90
Class I Shares – Inception 3/1/02	10.44	23.36	6.49	4.96

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 1.37%, Class C shares is 2.11% and Class I shares is 1.12%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.00%, 1.75%, and 0.75% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expenses limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Short-Term Bond Fund

CALAMOS SHORT-TERM BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the semiannual period ended April 30, 2020, Calamos Short-Term Bond Fund returned 1.04% (Class I shares at net asset value) outperforming the 0.23% return of the Bloomberg Barclays 1-3 Year Government/Credit Index and 0.56% increase for the Bloomberg Barclays U.S. 1-3 Year Credit Index.

Since its inception on September 19, 2018, the Fund has returned 3.74% on an annualized basis (Class I share at net asset value) versus a 3.32% return for the Bloomberg Barclays 1-3 Year Government/Credit Index and 3.77% gain for the Bloomberg Barclays U.S. 1-3 Year Credit Index.

What factors influenced performance during the reporting period?

Several significant changes and developments occurred during the semiannual reporting period that helped propel risk markets to stronger valuations in both domestic equities and fixed income. As relates to COVID-19, the world made significantly quicker-than-expected progress developing, manufacturing and distributing vaccines to the general public. As of the end of April, over 100,000,000 Americans have been fully vaccinated, one of the quickest efforts in the world from the vantage of population percentage. To be clear, there have been challenges distributing and administering the vaccines domestically and abroad. Health care officials put a stop to administering the Johnson & Johnson shot for several days due to safety concerns. And when it comes to both vaccination progress and the recovery of economic fundamentals, other developed countries are lagging American progress by a quarter or two, while many emerging market countries are further behind.

Despite the challenges abroad, there is a high level of optimism related to the reopening of travel, leisure, restaurants and other service businesses that have been most severely impacted by the pandemic. Airlines are reporting, for instance, that domestic leisure flight bookings are strengthening quickly and approaching pre-pandemic levels. Cruise companies are planning for some form of reopening this summer. The NFIB Small Business Optimism Index improved for the third-straight month in April, and expectations are for continued improvement heading into the summer months.

Of course, there were also significant political changes in the United States during the reporting period. Within weeks of the Fund's fiscal year close, voters elected President Biden. Shortly thereafter, in early January, Democrats swept the run-off elections for both Senatorial seats in Georgia, pulling them into a 50/50 tie with Republicans in the highest chamber of Congress. As Vice President Kamala Harris casts the tie-breaking vote, the Democrats have effective control of both houses of Congress, and the executive branch. One of the most prominent policy efforts of President Biden in the

OVERVIEW

Through its multi-sector fixed-income strategy, the fund invests predominantly in U.S. issuers with the goal of generating a high level of current income and total return in excess of the benchmark over full market cycles.

KEY FEATURES

◼  Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

◼  Draws on a broader investable universe to enhance portfolio construction and risk management. Expanding the universe to include high-yield bonds, bank loans and preferreds provides additional opportunities.

◼  Utilizes robust, independent credit research. Our fixed-income investment process unites quantitative and qualitative analyses into historical and forward-looking models. The result is a credit rating reflective of where a company is heading.

◼  Applies a macro overlay to capitalize on misunderstood industries and sectors. The overlay acts as a risk control that also considers the business cycle, geopolitics, inflation and real rate expectations.

PORTFOLIO FIT

The Fund may be suitable for investors seeking current income accompanied by lower volatility over a one-year to two-year time horizon.

FUND NASDAQ SYMBOLS

A Shares	CSTBX
I Shares	CSTIX

www.calamos.com

Calamos Short-Term Bond Fund

FUND CUSIP NUMBERS

A Shares	128120441
I Shares	128120433

ASSET ALLOCATION

Corporate Bonds	65.2%
Asset Backed Securities	14.7
Bank Loans	7.3
Municipal Obligations	5.0
U.S. Government and Agency Securities	4.4
Residential Mortgage Backed Securities	1.5
Convertible Bonds	0.6
Sovereign Bonds	0.3

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

early months of his presidency has been to disburse more fiscal stimulus: passing a $1.9 trillion package and proposing an additional $2+ trillion package.

Additionally, the Fed has provided a historically high level of monetary policy by holding its federal funds rate near zero for the entirety of last year, and by purchasing $80 billion of Treasury securities and $40 billion of mortgage-backed securities per month. Liquidity conditions in the investment-grade and high-yield markets are very strong, and companies coming to market with new issue securities are met with ample demand from investors.

Both investment-grade and high-yield credit spreads showed meaningful tightening during the reporting period. At the period's open, the option adjusted spread on the Bloomberg Barclays U.S. Corporate 1-3 Year Index was 50 basis points before tightening to as low as 32 basis points before ending the period at 36 basis points over like maturity Treasuries.

Short-duration Treasury yields steepened with one-year maturities lower by 7 basis points, two-year maturities unchanged, and three-year maturities up 13 basis points. This largely represents changes in market expectations related to the timing of the Fed's liftoff from its current zero interest rate policy. Given the Treasury selloff and spread tightening during the period, major sectors of the short-duration market experienced slight differences in performance. The corporate component of the Bloomberg Barclays U.S. Corporate 1-3 Year Index led with a 0.2% return, with the Treasury sector trailing at 0.1%, and the government-related sector delivering flat returns. The Fund held an overweight in corporate debt over the semiannual period. As a result, the overweight allocation to corporate bonds across industrial and financial sectors contributed to performance, while security selection in each of these sectors also supported performance. The out-of-benchmark allocation to the asset-backed security sector also boosted performance. The overweight position to supranationals was a detractor (-2 basis points), as was our security selection within the Treasury sector (-2 basis points). Over the long-term, we continue to favor an overweight to corporate bonds and asset-backed securities in the Short-Term Bond Fund, as the additional yield in short-duration securities has historically generated superior long-term returns.

How is the Fund positioned?

The Fund has a duration of 1.9 years equal to the 1.9 years duration of the Bloomberg Barclays 1-3 Year Government/Credit Index.

The Fund continues to hold an overweight in corporate bonds in both the investment-grade and out-of-benchmark high-yield ratings categories. These overweights led to a lower overall credit quality of A- when compared with the AA quality of the benchmark. The muted returns in Treasury rates coupled with the tightening of spreads in risk assets led to positive returns during the reporting period. The Fund remains overweight corporate bonds and asset-backed securities, and the weighting of corporate bonds was quite stable during the semiannual period. Within corporate bonds, our largest overweight allocations went toward the consumer cyclical and consumer non-cyclical sectors.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Short-Term Bond Fund

What are your closing thoughts for Fund shareholders?

The United States is rapidly moving from a reopening phase to an open economy. If progress on the vaccination front continues at a good pace, our expectation is that the combination of increased economic activity in service-related sectors along with low-base effects from 2020 will drive inflation significantly higher for the next couple of quarters—though the long-term trend for inflation remains uncertain. We continue to fight unfavorable demographic trends, high-and-rising debt levels and the number of employed people in the country is well below its peak, each of which could mitigate a longer-term trend of high inflation.

Now that first quarter nominal GDP has reached roughly the output level of 2019, one question becomes whether 2022/2023 can be significantly better than 2019, when credit valuations were roughly equivalent to the current trading ranges. Financial conditions should remain accommodative, and the technical backdrop for both high-yield and investment-grade credit should remain supportive of spread markets as there has been ample demand to absorb supply.

Our base expectation for interest rates is that they will continue to move gradually higher leading to a steeper yield curve, which should be supportive of banks and finance companies. But rates will be highly dependent on the course of fiscal and monetary policy. If these policies moderate, yield should rise in a gentle manner. If the policies continue to grow, rates could surprise our expectations to the upside. As always, we continue to apply our disciplined approach—focused on being well compensated for the risks taken—while constructing our portfolios with a bond-by-bond philosophy.

www.calamos.com

Calamos Short-Term Bond Fund

GROWTH OF $1,000,000: SINCE INCEPTION (9/18/18) THROUGH 4/30/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/21

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 9/19/18
Without Sales Charge	1.01%	3.99%	3.52%
With Sales Charge	-1.30	1.67	2.62
Class I Shares – Inception 9/19/18	1.04	4.15	3.74

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/21, the Fund's gross expense ratio for Class A shares is 0.68% and Class I shares is 0.42%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through 3/1/23 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A and Class I are limited to 0.65% and 0.40% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares.

NOTES:

The Bloomberg Barclays Government/Credit 1-3 Year Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.

The Bloomberg Barclays U.S. 1-3 Year Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities that have maturities of between 1 and 3 years.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Expense Overview

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2020 to April 30, 2021. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund's chart:

Actual

In this part of the chart, you'll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from November 1, 2020 to April 30, 2021, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you'll see the hypothetical expenses you would have paid on a $1,000 investment from November 1, 2020 to April 30, 2021, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you'll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

www.calamos.com

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2020 and held through April 30, 2021.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS MARKET NEUTRAL INCOME FUND
Actual Expenses per $1,000*	$5.73	$9.51	$4.46		$3.96
Actual – Ending Balance	$1,043.80	$1,040.10	$1,045.50		$1,045.90
Hypothetical Expenses per $1,000*	$5.66	$9.39	$4.41		$3.91
Hypothetical – Ending Value	$1,019.19	$1,015.47	$1,020.43		$1,020.93
Annualized expense ratio(1),(2)	1.13%	1.88%	0.88%		0.78%
CALAMOS HEDGED EQUITY FUND
Actual Expenses per $1,000**	$6.19	$10.14	$4.87		$—
Actual – Ending Balance	$1,133.30	$1,129.10	$1,135.00		$—
Hypothetical Expenses per $1,000**	$5.86	$9.59	$4.61		$—
Hypothetical – Ending Value	$1,018.99	$1,015.27	$1,020.23	$
Annualized expense ratio	1.17%	1.92%	0.92%		—
CALAMOS PHINEUS LONG/SHORT FUND
Actual Expenses per $1,000**	$14.36	$18.87	$12.86		$—
Actual – Ending Balance	$1,443.60	$1,439.80	$1,447.20		$—
Hypothetical Expenses per $1,000**	$11.83	$15.54	$10.59		$—
Hypothetical – Ending Value	$1,013.04	$1,009.32	$1,014.28	$
Annualized expense ratio(2)	2.37%	3.12%	2.12%		—
CALAMOS CONVERTIBLE FUND
Actual Expenses per $1,000**	$5.93	$10.06	$4.54		$—
Actual – Ending Balance	$1,234.00	$1,229.50	$1,235.30		$—
Hypothetical Expenses per $1,000**	$5.36	$9.10	$4.11		$—
Hypothetical – Ending Value	$1,019.49	$1,015.77	$1,020.73	$
Annualized expense ratio	1.07%	1.82%	0.82%		—
CALAMOS GLOBAL CONVERTIBLE FUND
Actual Expenses per $1,000**	$6.70	$10.73	$5.35		$—
Actual – Ending Balance	$1,179.00	$1,174.60	$1,179.80		$—
Hypothetical Expenses per $1,000**	$6.21	$9.94	$4.96		$—
Hypothetical – Ending Value	$1,018.65	$1,014.93	$1,019.89	$
Annualized expense ratio	1.24%	1.99%	0.99%		—
CALAMOS TIMPANI SMALL CAP GROWTH FUND
Actual Expenses per $1,000***	$7.89	$—	$6.38		$5.95
Actual – Ending Balance	$1,446.90	$—	$1,448.90		$1,449.80
Hypothetical Expenses per $1,000***	$6.51	$—	$5.26		$4.91
Hypothetical – Ending Value	$1,018.35	$—	$1,019.59		$1,019.93
Annualized expense ratio(3)	1.30%	—	1.05%		0.98%

*  Expenses for all Fund Classes A, C, I, and R6, are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

**  Expenses for all Fund Classes A, C, and I are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

***  Expenses for all Fund Classes A, I, and R6 are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

(1)  Annualized Expense Ratios for Market Neutral Income Fund are adjusted to reflect fee waiver related to the fund's investment in an affiliated fund.

(2)  Includes 0.10% and 0.68% related to dividend expense on short positions for Market Neutral Income Fund and Phineus Long/Short Fund, respectively.

(3)  Annualized Expense Ratios for Timpani Small Cap Growth Fund and Timpani SMID Growth Fund are adjusted to reflect an expense limitation agreement.
CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2020 and held through April 30, 2021.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS TIMPANI SMID GROWTH
Actual Expenses per $1,000***	$7.90	$—	$6.44		$6.33
Actual – Ending Balance	$1,360.30	$—	$1,362.40		$1,362.40
Hypothetical Expenses per $1,000***	$6.76	$—	$5.51		$5.41
Hypothetical – Ending Value	$1,018.10	$—	$1,019.34		$1,019.44
Annualized expense ratio(3)	1.35%	—	1.10%		1.08%
CALAMOS GROWTH FUND
Actual Expenses per $1,000*	$7.39	$11.63	$5.97		$—
Actual – Ending Balance	$1,292.30	$1,287.40	$1,294.30		$—
Hypothetical Expenses per $1,000*	$6.51	$10.24	$5.26		$—
Hypothetical – Ending Value	$1,018.35	$1,014.63	$1,019.59	$
Annualized expense ratio	1.30%	2.05%	1.05%		—
CALAMOS GROWTH AND INCOME FUND
Actual Expenses per $1,000**	$5.96	$10.15	$4.56		$4.16
Actual – Ending Balance	$1,266.50	$1,261.90	$1,268.20		$1,268.50
Hypothetical Expenses per $1,000**	$5.31	$9.05	$4.06		$3.71
Hypothetical – Ending Value	$1,019.54	$1,015.82	$1,020.78		$1,021.12
Annualized expense ratio	1.06%	1.81%	0.81%		0.74%
CALAMOS DIVIDEND GROWTH FUND
Actual Expenses per $1,000*	$7.67	$11.91	$6.25		$—
Actual – Ending Balance	$1,292.00	$1,287.70	$1,293.30		$—
Hypothetical Expenses per $1,000*	$6.76	$10.49	$5.51		$—
Hypothetical – Ending Value	$1,018.10	$1,014.38	$1,019.34	$
Annualized expense ratio(1)	1.35%	2.10%	1.10%		—
CALAMOS SELECT FUND
Actual Expenses per $1,000*	$6.57	$10.83	$5.14		$—
Actual – Ending Balance	$1,303.00	$1,299.50	$1,305.00		$—
Hypothetical Expenses per $1,000*	$5.76	$9.49	$4.51		$—
Hypothetical – Ending Value	$1,019.09	$1,015.37	$1,020.33	$
Annualized expense ratio(1)	1.15%	1.90%	0.90%		—
CALAMOS INTERNATIONAL GROWTH FUND
Actual Expenses per $1,000**	$6.19	$10.38	$4.78		$4.33
Actual – Ending Balance	$1,268.20	$1,263.40	$1,269.90		$1,270.20
Hypothetical Expenses per $1,000**	$5.51	$9.25	$4.26		$3.86
Hypothetical – Ending Value	$1,019.34	$1,015.62	$1,020.58		$1,020.98
Annualized expense ratio(1)	1.10%	1.85%	0.85%		0.77%

*  Expenses for all Fund Classes A, C, and I are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

**  Expenses for all Fund Classes A, C, I, and R6, are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

***  Expenses for all Fund Classes A, I, and R6 are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

(1)  Annualized Expense Ratios for Dividend Growth Fund, Select Fund, International Growth Fund, Evolving World Growth Fund and Global Equity Fund are adjusted to reflect an expense limitation agreement.

www.calamos.com

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2020 and held through April 30, 2021.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS EVOLVING WORLD GROWTH FUND
Actual Expenses per $1,000*	$7.08	$11.14	$5.72		$—
Actual – Ending Balance	$1,195.20	$1,190.80	$1,196.30		$—
Hypothetical Expenses per $1,000*	$6.51	$10.24	$5.26		$—
Hypothetical – Ending Value	$1,018.35	$1,014.63	$1,019.59	$
Annualized expense ratio(1)	1.30%	2.05%	1.05%		—
CALAMOS GLOBAL EQUITY FUND
Actual Expenses per $1,000**	$7.93	$12.15	$6.52		$6.30
Actual – Ending Balance	$1,285.60	$1,280.00	$1,286.70		$1,287.40
Hypothetical Expenses per $1,000**	$7.00	$10.74	$5.76		$5.56
Hypothetical – Ending Value	$1,017.85	$1,014.13	$1,019.09		$1,019.29
Annualized expense ratio(1)	1.40%	2.15%	1.15%		1.11%
CALAMOS GLOBAL OPPORTUNITIES FUND (formerly, Calamos Global Growth and Income Fund)
Actual Expenses per $1,000*	$7.82	$12.04	$6.38		$—
Actual – Ending Balance	$1,252.80	$1,248.20	$1,255.50		$—
Hypothetical Expenses per $1,000*	$7.00	$10.79	$5.71		$—
Hypothetical – Ending Value	$1,017.85	$1,014.08	$1,019.14	$
Annualized expense ratio(1)	1.40%	2.16%	1.14%		—
CALAMOS TOTAL RETURN BOND FUND
Actual Expenses per $1,000*	$4.44	$8.12	$3.21		$—
Actual – Ending Balance	$990.30	$985.70	$990.60		$—
Hypothetical Expenses per $1,000*	$4.51	$8.25	$3.26		$—
Hypothetical – Ending Value	$1,020.33	$1,016.61	$1,021.57	$
Annualized expense ratio(1)	0.90%	1.65%	0.65%		—
CALAMOS HIGH INCOME OPPORTUNITIES FUND
Actual Expenses per $1,000*	$5.21	$9.11	$3.91		$—
Actual – Ending Balance	$1,103.00	$1,098.80	$1,104.40		$—
Hypothetical Expenses per $1,000*	$5.01	$8.75	$3.76		$—
Hypothetical – Ending Value	$1,019.84	$1,016.12	$1,021.08	$
Annualized expense ratio(1)	1.00%	1.75%	0.75%		—
CALAMOS SHORT-TERM BOND FUND
Actual Expenses per $1,000**	$3.24	$—	$1.99		$—
Actual – Ending Balance	$1,010.10	$—	$1,010.40		$—
Hypothetical Expenses per $1,000**	$3.26	$—	$2.01		$—
Hypothetical – Ending Value	$1,021.57	$—	$1,022.81	$
Annualized expense ratio(1)	0.65%	—	0.40%		—

*  Expenses for all Fund Classes A, C, and I are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

**  Expenses for all Fund Classes A and I are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

(1)  Annualized Expense Ratios for Global Growth and Income Fund, Total Return Bond Fund, High Income Opportunities Fund and Short-Term Bond Fund are adjusted to reflect fee waiver.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (41.5%)
		Communication Services (6.4%)
15,000,000		Bandwidth, Inc. 0.250%, 03/01/26^	$23,630,850
2,500,000		0.500%, 04/01/28*	2,506,875
12,000,000		Bilibili, Inc.~ 1.375%, 04/01/26	53,737,080
15,000,000	EUR	Cellnex Telecom, SA 1.500%, 01/16/26	29,699,233
1,000,000,000	JPY	CyberAgent, Inc. 0.000%, 02/19/25	14,100,101
2,500,000		Eventbrite, Inc.* 5.000%, 12/01/25	5,181,125
1,953,000		0.750%, 09/15/26	2,123,360
20,000,000		iQIYI, Inc. 2.000%, 04/01/25^~	18,553,200
19,667,000		4.000%, 12/15/26^	19,302,570
7,500,000		3.750%, 12/01/23	7,452,450
10,000,000		JOYY, Inc. 1.375%, 06/15/26	12,005,100
10,000,000		0.750%, 06/15/25	12,196,400
5,000,000		Liberty Media Corp.* 2.250%, 12/01/48	6,438,100
5,000,000		Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	6,756,500
8,000,000		Magnite, Inc.* 0.250%, 03/15/26	7,563,840
5,000,000		Match Group FinanceCo 3, Inc.* 2.000%, 01/15/30	9,885,700
20,000,000		Match Group FinanceCo, Inc.*~ 0.875%, 10/01/22	70,883,800
12,500,000		Momo, Inc. 1.250%, 07/01/25	11,031,750
15,000,000		Sea, Ltd.~ 2.375%, 12/01/25^*	42,656,250
12,500,000		1.000%, 12/01/24	62,859,375
39,397,000		Snap, Inc. 0.000%, 05/01/27*	40,447,718
24,970,000		0.750%, 08/01/26	68,357,123
10,000,000		0.250%, 05/01/25*	28,672,900
40,000,000		Spotify USA, Inc.^* 0.000%, 03/15/26	36,892,800
7,500,000		TechTarget, Inc.* 0.125%, 12/15/25	9,469,575
10,000,000		TripAdvisor, Inc.^* 0.250%, 04/01/26	9,887,000
39,000,000		Twitter, Inc. 0.250%, 06/15/24^~	47,897,460
35,000,000		0.000%, 03/15/26*~	31,945,550
22,500,000		1.000%, 09/15/21	22,646,250
13,000,000		World Wrestling Entertainment, Inc.~ 3.375%, 12/15/23	29,742,310
PRINCIPAL AMOUNT			VALUE
18,000,000		Zillow Group, Inc. 0.750%, 09/01/24~	$53,958,600
7,500,000		1.375%, 09/01/26	22,582,500
27,500,000		Zynga, Inc.~ 0.250%, 06/01/24	38,583,325
			859,646,770
		Consumer Discretionary (9.2%)
8,625,000		2U, Inc.* 2.250%, 05/01/25	13,623,619
31,393,000		Airbnb, Inc.* 0.000%, 03/15/26	31,140,600
5,000,000		American Eagle Outfitters, Inc.* 3.750%, 04/15/25	20,115,150
15,000,000		Carnival Corp.~ 5.750%, 04/01/23	44,221,050
13,457,000		Chegg, Inc.^~ 0.125%, 03/15/25	24,551,085
15,000,000	EUR	Delivery Hero, SE 1.000%, 01/23/27	27,083,258
44,456,000		DraftKings, Inc.* 0.000%, 03/15/28	42,503,937
21,700,000		Etsy, Inc.~ 0.125%, 10/01/26	50,977,640
7,941,000		Expedia Group, Inc.^* 0.000%, 02/15/26	8,672,525
10,000,000		Farfetch, Ltd.*~ 3.750%, 05/01/27	31,783,100
15,000,000		Fiverr International, Ltd.* 0.000%, 11/01/25	18,269,250
3,000,000		Groupon, Inc.* 1.125%, 03/15/26	3,007,080
15,000,000		Guess, Inc. 2.000%, 04/15/24	18,853,650
7,000,000		Marriott Vacations Worldwide Corp.* 0.000%, 01/15/26	8,319,010
12,500,000		MercadoLibre, Inc.~ 2.000%, 08/15/28	44,630,875
7,500,000		National Vision Holdings, Inc.* 2.500%, 05/15/25	13,103,625
27,500,000		NCL Corp., Ltd.*~ 6.000%, 05/15/24	67,403,325
10,000,000		NIO, Inc.* 0.000%, 02/01/26	8,612,300
7,449,000		0.500%, 02/01/27^	6,231,982
10,000,000	GBP	Ocado Group, PLC 0.750%, 01/18/27	14,606,394
32,500,000		Peloton Interactive, Inc.* 0.000%, 02/15/26	29,514,875
10,000,000		Pinduoduo, Inc. 0.000%, 12/01/25	10,543,800
6,750,000		0.000%, 10/01/24~	21,200,063

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT			VALUE
4,500,000		Quotient Technology, Inc. 1.750%, 12/01/22	$5,225,625
24,104,000		Royal Caribbean Cruises, Ltd.* 4.250%, 06/15/23^~	33,940,842
5,000,000		2.875%, 11/15/23	6,480,800
5,245,000		Shake Shack, Inc.^* 0.000%, 03/01/28	4,986,946
10,833,000		Stride, Inc.* 1.125%, 09/01/27	9,728,901
20,000,000		Tesla, Inc.~ 2.375%, 03/15/22	216,884,000
15,822,000		2.000%, 05/15/24^	180,781,064
27,500,000		Under Armour, Inc.*~ 1.500%, 06/01/24	57,438,700
5,264,000		Vail Resorts, Inc.* 0.000%, 01/01/26	5,607,792
29,821,000		Wayfair, Inc. 1.125%, 11/01/24~	76,984,999
25,000,000		1.000%, 08/15/26~	52,700,000
12,590,000		0.625%, 10/01/25*	13,051,172
			1,222,779,034
		Consumer Staples (0.5%)
36,755,000		Beyond Meat, Inc.^* 0.000%, 03/15/27	35,098,452
15,000,000		Herbalife Nutrition, Ltd. 2.625%, 03/15/24	15,633,000
4,000,000		Turning Point Brands, Inc. 2.500%, 07/15/24	4,657,360
610,000,000	JPY	Yaoko Company, Ltd. 0.000%, 06/20/24	6,733,387
			62,122,199
		Energy (0.6%)
15,000,000		Chesapeake Energy Corp. 5.500%, 09/15/26	951,600
47,500,000		Pioneer Natural Resources Company^*~ 0.250%, 05/15/25	72,266,500
4,000,000		SEACOR Holdings, Inc. 3.250%, 05/15/30	3,960,920
			77,179,020
		Financials (0.7%)
21,120,000		AXA, SA*~ 7.250%, 05/15/21	31,202,688
8,052,000		GSK Finance No 3, PLC^* 0.000%, 06/22/23	8,697,046
5,000,000		Heritage Insurance Holdings, Inc. 5.875%, 08/01/37	4,838,350
5,000,000		Hope Bancorp, Inc. 2.000%, 05/15/38	4,918,650
10,467,000		JPMorgan Chase Financial Company, LLC (Voya Financial, Inc.)§ 0.250%, 05/01/23	11,633,861
PRINCIPAL AMOUNT		VALUE
15,000,000	LendingTree, Inc. 0.500%, 07/15/25*	$13,421,850
12,500,000	0.625%, 06/01/22~	14,732,125
		89,444,570
	Health Care (4.0%)
5,000,000	Accolade, Inc.* 0.500%, 04/01/26	6,061,500
7,500,000	Allscripts Healthcare Solutions, Inc. 0.875%, 01/01/27	10,221,300
10,000,000	Bridgebio Pharma, Inc. 2.250%, 02/01/29*	9,227,900
6,000,000	2.500%, 03/15/27	9,280,380
3,759,000	Coherus Biosciences, Inc. 1.500%, 04/15/26	4,010,326
3,500,000	Collegium Pharmaceutical, Inc. 2.625%, 02/15/26	3,694,495
10,000,000	CONMED Corp. 2.625%, 02/01/24	16,499,000
15,000,000	DexCom, Inc.~ 0.750%, 12/01/23	35,563,200
5,000,000	Evolent Health, Inc. 1.500%, 10/15/25	4,874,550
5,000,000	Guardant Health, Inc.* 0.000%, 11/15/27	6,579,700
16,966,000	Halozyme Therapeutics, Inc. 0.250%, 03/01/27*	16,428,687
10,000,000	1.250%, 12/01/24	21,416,100
5,000,000	Illumina, Inc.^ 0.500%, 06/15/21	7,704,150
17,000,000	Innoviva, Inc.~ 2.500%, 08/15/25	17,748,850
13,500,000	Insmed, Inc.^~ 1.750%, 01/15/25	15,079,905
5,000,000	Intercept Pharmaceuticals, Inc. 3.250%, 07/01/23	4,297,900
5,000,000	2.000%, 05/15/26	3,313,750
21,243,000	Ionis Pharmaceuticals, Inc.^ 0.125%, 12/15/24	19,798,901
9,500,000	Ironwood Pharmaceuticals, Inc. 1.500%, 06/15/26	10,633,445
7,500,000	0.750%, 06/15/24	8,306,100
2,423,000	2.250%, 06/15/22	2,616,210
22,500,000	Jazz Investments I, Ltd.*~ 2.000%, 06/15/26	29,085,975
10,000,000	Livongo Health, Inc.* 0.875%, 06/01/25	16,148,700
5,000,000	Mesa Laboratories, Inc. 1.375%, 08/15/25	5,498,550
5,000,000	Natera, Inc.^ 2.250%, 05/01/27	14,741,950
3,000,000	NeoGenomics, Inc. 0.250%, 01/15/28	3,040,320

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
7,500,000	Neurocrine Biosciences, Inc.^~ 2.250%, 05/15/24	$9,990,150
25,000,000	Novocure, Ltd.* 0.000%, 11/01/25	35,673,500
10,000,000	NuVasive, Inc.^ 0.375%, 03/15/25	10,441,000
17,500,000	Oak Street Health, Inc.* 0.000%, 03/15/26	18,317,600
12,500,000	Omnicell, Inc.* 0.250%, 09/15/25	19,466,625
5,000,000	OPKO Health, Inc. 4.500%, 02/15/25	6,547,700
8,633,000	Pacira BioSciences, Inc.* 0.750%, 08/01/25	9,611,378
5,000,000	Radius Health, Inc. 3.000%, 09/01/24	4,871,000
4,000,000	Revance Therapeutics, Inc. 1.750%, 02/15/27	4,631,800
20,000,000	Sarepta Therapeutics, Inc.~ 1.500%, 11/15/24	25,203,600
12,500,000	SmileDirectClub, Inc.* 0.000%, 02/01/26	11,023,625
10,000,000	Supernus Pharmaceuticals, Inc. 0.625%, 04/01/23	9,846,700
5,000,000	Tabula Rasa HealthCare, Inc.^ 1.750%, 02/15/26	5,027,050
16,500,000	Teladoc Health, Inc.~ 1.375%, 05/15/25	53,055,915
7,400,000	Tilray, Inc. 5.000%, 10/01/23	7,144,552
5,000,000	Travere Therapeutics, Inc. 2.500%, 09/15/25	5,080,900
2,000,000	Vocera Communications, Inc.* 0.500%, 09/15/26	1,835,480
		539,640,419
	Industrials (1.1%)
4,750,000	Aerojet Rocketdyne Holdings, Inc. 2.250%, 12/15/23	8,511,383
10,285,000	Air Canada* 4.000%, 07/01/25	15,830,055
10,000,000	American Airlines Group, Inc. 6.500%, 07/01/25	15,873,900
11,250,000	FTI Consulting, Inc. 2.000%, 08/15/23	16,270,537
6,600,000	Greenbrier Companies, Inc.^* 2.875%, 04/15/28	7,199,940
7,126,000	JetBlue Airways Corp.^* 0.500%, 04/01/26	7,817,792
15,500,000	Lyft, Inc.*~ 1.500%, 05/15/25	24,913,925
8,467,000	Middleby Corp.* 1.000%, 09/01/25	12,717,011
PRINCIPAL AMOUNT		VALUE
15,000,000	Southwest Airlines Company~ 1.250%, 05/01/25	$26,090,250
10,000,000	Spirit Airlines, Inc. 4.750%, 05/15/26	10,267,000
		145,491,793
	Information Technology (17.9%)
3,058,000	21Vianet Group, Inc.* 0.000%, 02/01/26	2,661,989
7,500,000	8x8, Inc. 0.500%, 02/01/24	10,504,275
21,500,000	Akamai Technologies, Inc. 0.375%, 09/01/27^	24,155,250
20,000,000	0.125%, 05/01/25	25,172,200
10,000,000	Altair Engineering, Inc.~ 0.250%, 06/01/24	14,797,800
10,000,000	Alteryx, Inc. 1.000%, 08/01/26^	9,043,600
10,000,000	0.500%, 08/01/24	9,404,400
54,000,000	Atlassian, Inc.^~ 0.625%, 05/01/23	157,185,900
5,000,000	Avaya Holdings Corp.^ 2.250%, 06/15/23	6,234,650
7,500,000	Benefitfocus, Inc. 1.250%, 12/15/23	6,966,750
6,398,000	Bentley Systems, Inc.* 0.125%, 01/15/26	6,801,458
20,000,000	Bill.com Holdings, Inc.* 0.000%, 12/01/25	24,351,200
24,000,000	Blackline, Inc. 0.125%, 08/01/24~	39,899,520
15,000,000	0.000%, 03/15/26*	14,837,100
10,000,000	Box, Inc.^* 0.000%, 01/15/26	10,922,700
3,000,000	CalAmp Corp. 2.000%, 08/01/25	2,798,910
12,500,000	Ceridian HCM Holding, Inc.* 0.250%, 03/15/26	12,517,000
15,000,000	Cloudflare, Inc.^*~ 0.750%, 05/15/25	34,825,350
22,876,000	Coupa Software, Inc.~ 0.125%, 06/15/25^	40,570,128
18,000,000	0.375%, 06/15/26*	20,880,180
10,000,000	Cree, Inc.^*~ 1.750%, 05/01/26	21,919,700
11,000,000	CSG Systems International, Inc.~ 4.250%, 03/15/36	11,573,760
10,000,000	CyberArk Software, Ltd. 0.000%, 11/15/24	11,276,100
2,500,000	Cypress Semiconductor Corp. 4.500%, 01/15/22	4,542,200
10,000,000	Datadog, Inc.* 0.125%, 06/15/25	11,987,200

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
27,750,000	Dropbox, Inc.* 0.000%, 03/01/28	$27,512,460
21,000,000	0.000%, 03/01/26	20,834,730
11,000,000	Enphase Energy, Inc.* 0.000%, 03/01/28	9,693,860
10,000,000	0.000%, 03/01/26	9,133,600
9,072,000	Envestnet, Inc.* 0.750%, 08/15/25	9,044,512
8,000,000	Everbridge, Inc.* 0.000%, 03/15/26	8,159,600
24,834,000	Fastly, Inc.* 0.000%, 03/15/26	24,133,433
12,500,000	FireEye, Inc. 0.875%, 06/01/24	14,167,750
5,000,000	1.625%, 06/01/35^	4,970,100
5,000,000	fuboTV, Inc.* 3.250%, 02/15/26	4,240,450
8,500,000	GDS Holdings, Ltd. 2.000%, 06/01/25	14,549,110
20,000,000	Guidewire Software, Inc.~ 1.250%, 03/15/25	22,851,400
2,500,000	i3 Verticals, LLC* 1.000%, 02/15/25	2,663,600
6,500,000	II-VI, Inc. 0.250%, 09/01/22	9,713,145
15,000,000	Infinera Corp.~ 2.125%, 09/01/24	17,414,850
10,000,000	Insight Enterprises, Inc. 0.750%, 02/15/25	15,334,200
15,000,000	Itron, Inc.* 0.000%, 03/15/26	14,863,650
10,000,000	LivePerson, Inc.* 0.000%, 12/15/26	10,028,000
7,500,000	Liveperson, Inc. 0.750%, 03/01/24	11,877,300
18,000,000	Lumentum Holdings, Inc. 0.500%, 12/15/26^	20,018,520
10,000,000	0.250%, 03/15/24	15,074,200
15,000,000	Medallia, Inc.* 0.125%, 09/15/25	15,669,600
17,475,000	Micron Technology, Inc.~ 3.125%, 05/01/32	150,464,643
29,523,000	MicroStrategy, Inc.* 0.000%, 02/15/27	24,229,231
9,601,000	0.750%, 12/15/25^	17,882,247
32,500,000	MongoDB, Inc.~ 0.250%, 01/15/26	50,567,725
15,000,000	New Relic, Inc.^~ 0.500%, 05/01/23	14,660,250
20,000,000	Nice Systems, Inc.~ 1.250%, 01/15/24	57,906,800
10,000,000	Nova Measuring Instruments, Ltd.* 0.000%, 10/15/25	13,623,200
PRINCIPAL AMOUNT		VALUE
25,229,000	Nuance Communications, Inc. 1.000%, 12/15/35~	$55,452,333
6,831,000	1.500%, 11/01/35	17,578,212
3,000,000	1.250%, 04/01/25	8,135,340
10,000,000	Nutanix, Inc.^~ 0.000%, 01/15/23	9,905,500
23,500,000	Okta, Inc. 0.375%, 06/15/26*~	30,906,495
17,500,000	0.125%, 09/01/25	27,010,725
15,000,000	ON Semiconductor Corp.~ 1.625%, 10/15/23	29,372,400
10,000,000	OSI Systems, Inc.~ 1.250%, 09/01/22	10,813,600
42,925,000	Palo Alto Networks, Inc.~ 0.750%, 07/01/23	60,479,608
15,000,000	0.375%, 06/01/25*	19,579,050
4,500,000	PAR Technology Corp. 2.875%, 04/15/26	9,422,325
25,000,000	Pegasystems, Inc.^ 0.750%, 03/01/25	28,733,500
15,000,000	Pluralsight, Inc. 0.375%, 03/01/24	14,991,000
10,000,000	Progress Software Corp.* 1.000%, 04/15/26	9,825,500
17,000,000	Proofpoint, Inc. 0.250%, 08/15/24	21,179,620
5,000,000	PROS Holdings, Inc. 1.000%, 05/15/24	5,015,550
2,000,000	2.250%, 09/15/27*	2,521,020
20,000,000	Q2 Holdings, Inc. 0.125%, 11/15/25*	20,303,000
5,625,000	0.750%, 06/01/26	7,472,475
10,000,000	Rapid7, Inc. 0.250%, 03/15/27*	10,342,100
5,000,000	1.250%, 08/01/23	9,879,750
20,000,000	RealPage, Inc.~ 1.500%, 11/15/22	42,464,000
3,201,000	Repay Holdings Corp.* 0.000%, 02/01/26	3,098,888
24,500,000	RingCentral, Inc.* 0.000%, 03/15/26	25,477,795
17,500,000	SailPoint Technologies Holdings, Inc.~ 0.125%, 09/15/24	31,716,300
10,426,000	Shopify, Inc.^ 0.125%, 11/01/25	12,181,009
12,926,000	Silicon Laboratories, Inc.* 0.625%, 06/15/25	16,955,163
3,000,000	SMART Global Holdings, Inc. 2.250%, 02/15/26	4,010,190
35,000,000	Splunk, Inc.~ 0.500%, 09/15/23	38,893,050
32,500,000	1.125%, 09/15/25^	36,735,725

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT			VALUE
35,000,000		Square, Inc. 0.500%, 05/15/23~	$109,861,150
20,000,000		0.125%, 03/01/25	41,489,600
10,000,000		0.000%, 05/01/26^*	11,585,900
5,000,000		STMicroelectronics, NV 0.250%, 07/03/24	9,110,000
12,500,000		Synaptics, Inc.~ 0.500%, 06/15/22	23,869,875
7,500,000	EUR	Talend, SA 1.750%, 09/01/24	10,883,726
15,000,000		Teradyne, Inc.~ 1.250%, 12/15/23	59,590,350
25,000,000		Twilio, Inc.^~ 0.250%, 06/01/23	129,573,000
14,500,000		Tyler Technologies, Inc.* 0.250%, 03/15/26	15,388,270
10,000,000		Verint Systems, Inc.* 0.250%, 04/15/26	10,097,600
6,000,000		Viavi Solutions, Inc.^~ 1.000%, 03/01/24	8,141,820
10,000,000		Vishay Intertechnology, Inc. 2.250%, 06/15/25	10,880,300
10,000,000		Weibo Corp.^ 1.250%, 11/15/22	9,826,400
4,217,000		Wix.com, Ltd.^ 0.000%, 07/01/23	9,497,949
40,000,000		Workday, Inc.^~ 0.250%, 10/01/22	68,201,600
12,500,000		Workiva, Inc. 1.125%, 08/15/26	17,011,750
15,000,000		Zendesk, Inc.~ 0.625%, 06/15/25*	22,062,000
10,000,000		0.250%, 03/15/23	23,238,300
7,500,000		Zscaler, Inc.* 0.125%, 07/01/25	10,533,300
			2,388,405,599
		Materials (0.4%)
10,000,000		Allegheny Technologies, Inc.* 3.500%, 06/15/25	16,837,000
20,000,000	CHF	Sika, AG 0.150%, 06/05/25	32,287,106
5,000,000	EUR	Symrise, AG 0.238%, 06/20/24	7,476,911
			56,601,017
		Real Estate (0.7%)
10,000,000	EUR	Deutsche Wohnen, SE 0.325%, 07/26/24	13,495,253
17,700,000		IH Merger Sub, LLC~ 3.500%, 01/15/22	27,423,318
10,500,000	EUR	IMMOFINANZ, AG 1.500%, 01/24/24	13,308,705
PRINCIPAL AMOUNT		VALUE
7,500,000	iStar, Inc. 3.125%, 09/15/22	$10,180,725
10,000,000	Redfin Corp.* 0.500%, 04/01/27	10,475,400
10,000,000	0.000%, 10/15/25	12,126,500
		87,009,901
	TOTAL CONVERTIBLE BONDS (Cost $4,006,468,818)	5,528,320,322
CORPORATE BOND (0.0%)
	Communication Services (0.0%)
3,000,000	Sirius XM Radio, Inc.* 3.875%, 08/01/22 (Cost $2,864,111)	3,016,620
NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (3.3%)
	Communication Services (0.2%)
21,292	2020 Cash Mandatory Exchangeable Trust*~ 5.250%, 06/01/23	25,053,381
	Consumer Discretionary (0.1%)
116,491	Aptiv, PLC 5.500%, 06/15/23	19,022,980
	Consumer Staples (0.1%)
100,000	Energizer Holdings, Inc.^ 7.500%, 01/15/22	9,950,000
	Financials (0.2%)
15,000	2020 Mandatory Exchangeable Trust*~ 6.500%, 05/16/23	27,498,930
	Health Care (0.5%)
590,000	Avantor, Inc.~ 6.250%, 05/15/22	58,315,600
3,500	Danaher Corp. 4.750%, 04/15/22	5,997,285
		64,312,885
	Industrials (0.6%)
230,000	Colfax Corp.~ 5.750%, 01/15/22	42,269,400
25,500	Fortive Corp.~ 5.000%, 07/01/21	25,334,250
104,200	Stanley Black & Decker, Inc.^~ 5.250%, 11/15/22	12,713,442
		80,317,092
	Information Technology (0.1%)
50,000	II-VI, Inc. 6.000%, 07/01/23	13,950,000

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES		VALUE
	Materials (0.1%)
242,647	International Flavors & Fragrances, Inc. 6.000%, 09/15/21	$12,023,159
	Utilities (1.4%)
400,000	American Electric Power Company, Inc. 6.125%, 08/15/23~	20,472,000
99,780	6.125%, 03/15/22	5,007,958
400,000	CenterPoint Energy, Inc.~ 7.000%, 09/01/21	17,804,000
300,000	DTE Energy Company 6.250%, 11/01/22	15,222,000
308,881	Essential Utilities, Inc.~ 6.000%, 04/30/22	18,257,956
650,000	NextEra Energy, Inc. 4.872%, 09/01/22~	37,921,000
300,000	6.219%, 09/01/23	15,141,000
205,000	5.279%, 03/01/23	10,325,850
150,000	PG&E Corp. 5.500%, 08/16/23	16,558,500
135,000	Sempra Energy^ 6.750%, 07/15/21	14,166,900
400,000	Southern Company~ 6.750%, 08/01/22	20,960,000
		191,837,164
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $367,580,021)	443,965,591
COMMON STOCKS (45.7%)
	Communication Services (5.4%)
109,144	Activision Blizzard, Inc.	9,952,841
41,554	Alphabet, Inc. - Class A~#	97,797,339
48,097	Alphabet, Inc. - Class C~#	115,919,542
1,172,152	AT&T, Inc.~	36,817,294
31,408	Charter Communications, Inc. - Class A#	21,151,718
774,830	Comcast Corp. - Class A~	43,506,704
466,664	Facebook, Inc. - Class A~#	151,703,133
133,900	Fox Corp. - Class A^	5,010,538
79,544	Netflix, Inc.#	40,843,458
1,371,773	Snap, Inc. - Class A#	84,803,007
128,033	Twitter, Inc.#	7,069,982
689,535	Verizon Communications, Inc.~	39,848,228
312,920	Walt Disney Company~#	58,209,378
		712,633,162
	Consumer Discretionary (4.8%)
68,627	Amazon.com, Inc.~#	237,958,632
108,371	Aptiv, PLC#	15,593,503
NUMBER OF SHARES		VALUE
6,205	Booking Holdings, Inc.~#	$15,302,026
6,664	Chipotle Mexican Grill, Inc.#	9,942,888
143,800	D.R. Horton, Inc.~	14,134,102
47,336	Darden Restaurants, Inc.~	6,945,138
41,059	Dollar General Corp.~	8,817,420
165,533	eBay, Inc.	9,235,086
44,204	Expedia Group, Inc.	7,790,071
475,102	Ford Motor Company~#	5,482,677
171,255	General Motors Company#	9,799,211
73,000	GrubHub, Inc.#	4,966,920
191,249	Home Depot, Inc.~	61,901,564
97,097	Leggett & Platt, Inc.	4,822,808
162,737	Lowe's Companies, Inc.~	31,937,136
141,769	McDonald's Corp.	33,468,826
157,066	MGM Resorts International	6,395,728
39,211	Mohawk Industries, Inc.~#	8,057,861
214,020	NIKE, Inc. - Class B~	28,383,333
19,464	O'Reilly Automotive, Inc.#	10,761,256
39,123	PVH Corp.~#	4,427,941
81,739	Ross Stores, Inc.~	10,702,905
101,974	Royal Caribbean Cruises, Ltd.^#	8,866,639
198,518	Starbucks Corp.~	22,728,326
122,774	Target Corp.~	25,446,139
255,511	TJX Companies, Inc.~	18,141,281
14,974	Ulta Beauty, Inc.#	4,931,687
86,241	VF Corp.	7,559,886
34,596	Wynn Resorts, Ltd.#	4,442,126
		638,943,116
	Consumer Staples (2.5%)
332,761	Altria Group, Inc.~	15,889,338
135,351	Archer-Daniels-Midland Company~	8,544,709
86,985	Church & Dwight Company, Inc.	7,458,094
678,064	Coca-Cola Company	36,601,895
134,120	Colgate-Palmolive Company~	10,823,484
67,230	Constellation Brands, Inc. - Class A	16,156,714
53,266	Costco Wholesale Corp.~	19,819,746
146,700	General Mills, Inc.	8,928,162
108,125	Kellogg Company~	6,749,162
80,586	Kimberly-Clark Corp.	10,743,725
186,369	Kraft Heinz Company	7,695,176
193,163	Kroger Company	7,058,176
311,250	Mondelez International, Inc. - Class A	18,927,112
83,738	Monster Beverage Corp.#	8,126,773
224,626	PepsiCo, Inc.~	32,382,084
178,596	Philip Morris International, Inc.~	16,966,620
332,322	Procter & Gamble Company	44,338,401

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES		VALUE
145,126	Sysco Corp.	$12,296,526
136,088	Walgreens Boots Alliance, Inc.	7,226,273
295,316	Walmart, Inc.~	41,317,662
		338,049,832
	Energy (1.2%)
5,867	Chesapeake Energy Corp.#	267,359
366,371	Chevron Corp.~	37,761,859
221,601	ConocoPhillips~	11,332,675
66,325	EOG Resources, Inc.~	4,884,173
406,943	Exxon Mobil Corp.~	23,293,417
154,961	Hess Corp.	11,546,144
459,026	Kinder Morgan, Inc.	7,826,393
343,653	Marathon Petroleum Corp.	19,124,290
142,466	Occidental Petroleum Corp.	3,612,938
92,015	ONEOK, Inc.	4,816,065
64,584	Phillips 66~	5,225,491
82,767	Pioneer Natural Resources Company	12,732,048
204,739	Schlumberger, Ltd.	5,538,190
62,482	Valero Energy Corp.~	4,621,169
231,607	Williams Companies, Inc.	5,641,947
		158,224,158
	Financials (4.9%)
114,092	Aflac, Inc.~	6,130,163
89,012	Allstate Corp.~	11,286,722
102,857	American Express Company~	15,773,121
325,460	American International Group, Inc.~	15,768,537
44,600	Ameriprise Financial, Inc.	11,524,640
79,569	Arthur J. Gallagher & Company	11,533,527
66,899	Assurant, Inc.	10,409,484
1,808,909	Bank of America Corp.~	73,315,082
166,106	Bank of New York Mellon Corp.	8,285,367
294,189	Berkshire Hathaway, Inc. - Class B~#	80,887,265
17,234	BlackRock, Inc.~	14,119,816
192,346	Capital One Financial Corp.~	28,674,942
114,478	Cboe Global Markets, Inc.	11,948,069
125,774	Charles Schwab Corp.~	8,854,490
74,292	Chubb, Ltd.~	12,747,764
342,183	Citigroup, Inc.~	24,377,117
35,844	CME Group, Inc.	7,240,130
62,812	Discover Financial Services	7,160,568
72,494	First Republic Bank	13,283,801
96,619	Goldman Sachs Group, Inc.~	33,666,890
591,072	JPMorgan Chase & Company~	90,912,784
44,337	M&T Bank Corp.	6,991,501
123,001	Marsh & McLennan Companies, Inc.	16,691,236
134,017	MetLife, Inc.~	8,527,502
NUMBER OF SHARES		VALUE
322,801	Morgan Stanley~	$26,647,223
71,014	Northern Trust Corp.	8,081,393
53,369	Prudential Financial, Inc.~	5,356,113
46,326	S&P Global, Inc.	18,085,207
67,069	State Street Corp.~	5,630,443
59,486	Travelers Companies, Inc.~	9,200,105
119,869	Truist Financial Corp.	7,109,430
135,635	US Bancorp	8,049,937
590,577	Wells Fargo & Company~	26,605,494
214,063	Zions Bancorporation, N.A.	11,944,715
		656,820,578
	Health Care (5.7%)
230,788	Abbott Laboratories~	27,713,023
289,501	AbbVie, Inc.~	32,279,362
195,837	Agilent Technologies, Inc.	26,171,657
149,680	Alexion Pharmaceuticals, Inc.~#	25,248,022
15,987	Align Technology, Inc.#	9,520,738
64,895	Amgen, Inc.~	15,551,438
209,057	Baxter International, Inc.	17,914,094
55,468	Becton Dickinson and Company	13,800,993
33,778	Biogen, Inc.~#	9,029,873
520,137	Boston Scientific Corp.#	22,677,973
424,727	Bristol-Myers Squibb Company~	26,511,459
105,084	Centene Corp.#	6,487,886
369,000	Change Healthcare, Inc.#	8,468,550
44,718	Cigna Corp.	11,135,229
197,536	CVS Health Corp.~	15,091,750
84,934	Danaher Corp.	21,568,140
99,383	Edwards Lifesciences Corp.~#	9,493,064
155,942	Eli Lilly & Company	28,501,519
209,813	Gilead Sciences, Inc.	13,316,831
45,187	HCA Healthcare, Inc.	9,085,298
41,965	Humana, Inc.	18,684,497
24,919	Illumina, Inc.#	9,789,180
25,185	Intuitive Surgical, Inc.#	21,785,025
424,732	Johnson & Johnson~	69,116,638
57,372	Laboratory Corp. of America Holdings~#	15,253,494
41,663	McKesson Corp.	7,814,312
256,132	Medtronic, PLC	33,532,802
426,218	Merck & Company, Inc.	31,753,241
924,545	Pfizer, Inc.~	35,733,664
26,500	PRA Health Sciences, Inc.#	4,422,585
54,230	Quest Diagnostics, Inc.^~	7,151,852
11,015	Regeneron Pharmaceuticals, Inc.~#	5,301,520
39,290	Stryker Corp.~	10,318,733
49,937	Thermo Fisher Scientific, Inc.~	23,481,876

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES		VALUE
189,901	UnitedHealth Group, Inc.~	$75,732,519
84,953	Vertex Pharmaceuticals, Inc.#	18,536,745
42,482	Zimmer Biomet Holdings, Inc.	7,526,111
54,775	Zoetis, Inc.	9,477,718
		754,979,411
	Industrials (3.8%)
89,544	3M Company	17,652,704
46,942	Allegion, PLC	6,308,066
86,757	Boeing Company~#	20,328,033
192,154	Carrier Global Corp.	8,374,071
136,823	Caterpillar, Inc.~	31,210,695
225,023	CSX Corp.~	22,671,067
46,381	Deere & Company	17,200,394
203,432	Delta Air Lines, Inc.~#	9,545,029
68,296	Eaton Corp., PLC	9,761,547
181,018	Emerson Electric Company~	16,380,319
34,223	FedEx Corp.	9,935,279
98,662	Fortune Brands Home & Security, Inc.	10,357,537
39,785	General Dynamics Corp.	7,568,301
1,374,840	General Electric Company	18,037,901
141,553	Honeywell International, Inc.	31,571,981
28,000	IHS Markit, Ltd.	3,012,240
56,760	Illinois Tool Works, Inc.~	13,080,910
155,845	Johnson Controls International, PLC	9,715,377
10,117	Kansas City Southern	2,956,289
52,796	L3Harris Technologies, Inc.	11,046,507
32,527	Lockheed Martin Corp.	12,378,475
134,047	Masco Corp.	8,562,922
35,707	Norfolk Southern Corp.	9,970,823
60,380	Northrop Grumman Corp.	21,401,087
59,903	OTIS Worldwide Corp.	4,664,647
94,247	PACCAR, Inc.	8,470,920
111,362	Pentair, PLC	7,183,963
216,187	Raytheon Technologies Corp.~	17,995,406
150,334	Southwest Airlines Company~#	9,437,968
721,569	Spirit Airlines, Inc.#	25,846,602
66,047	Stanley Black & Decker, Inc.	13,656,538
170,366	Union Pacific Corp.~	37,836,585
108,057	United Parcel Service, Inc. - Class B	22,028,500
52,842	Verisk Analytics, Inc.	9,944,864
100,962	Waste Management, Inc.	13,929,727
74,340	Xylem, Inc.	8,225,721
		508,248,995
	Information Technology (11.6%)
96,122	Accenture, PLC - Class A~	27,872,496
77,317	Adobe, Inc.#	39,303,324
NUMBER OF SHARES		VALUE
236,235	Advanced Micro Devices, Inc.#	$19,281,501
137,619	Amphenol Corp. - Class A~	9,267,263
2,467,185	Apple, Inc.~	324,336,140
386,182	Applied Materials, Inc.~	51,250,213
45,356	Autodesk, Inc.#	13,239,870
89,515	Automatic Data Processing, Inc.	16,738,410
70,963	Broadcom, Inc.	32,373,321
884,345	Cisco Systems, Inc.~	45,022,004
58,714	Citrix Systems, Inc.	7,271,729
116,407	Cognizant Technology Solutions Corp. - Class A~	9,359,123
62,454	Fidelity National Information Services, Inc.	9,549,217
105,747	Fiserv, Inc.#	12,702,330
147,456	FLIR Systems, Inc.	8,842,936
39,311	Gartner, Inc.#	7,700,239
59,938	Global Payments, Inc.	12,864,493
226,529	HP, Inc.	7,726,904
652,120	Intel Corp.~	37,516,464
107,607	International Business Machines Corp.	15,267,281
45,071	Intuit, Inc.	18,576,463
39,958	Jack Henry & Associates, Inc.	6,506,361
17,019	Lam Research Corp.	10,559,439
162,608	Marvell Technology, Inc.	7,717,351
145,257	MasterCard, Inc. - Class A	55,496,889
60,000	Maxim Integrated Products, Inc.	5,640,000
295,048	Micron Technology, Inc.~#	25,394,781
1,234,943	Microsoft Corp.~	311,427,926
64,629	NetApp, Inc.	4,827,140
117,405	NVIDIA Corp.	70,487,614
308,133	Oracle Corp.	23,353,400
84,014	Paychex, Inc.	8,190,525
33,527	Paycom Software, Inc.#	12,888,114
168,235	PayPal Holdings, Inc.#	44,126,358
17,500	Proofpoint, Inc.#	3,011,925
193,790	QUALCOMM, Inc.	26,898,052
177,886	salesforce.com, Inc.#	40,970,703
28,421	ServiceNow, Inc.#	14,391,542
253,600	Slack Technologies, Inc. - Class A#	10,752,640
58,335	TE Connectivity, Ltd.	7,844,307
104,828	Texas Instruments, Inc.~	18,922,502
324,926	Visa, Inc. - Class A^~	75,889,717
58,870	Western Digital Corp.#	4,157,988
269,961	Western Union Company	6,954,195
209,349	Xilinx, Inc.	26,788,298
		1,549,259,488

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES		VALUE
	Materials (1.1%)
53,373	Air Products & Chemicals, Inc.~	$15,397,043
43,515	Avery Dennison Corp.	9,319,608
120,738	Ball Corp.	11,305,906
151,682	Corteva, Inc.	7,396,014
151,682	Dow, Inc.	9,480,125
136,589	DuPont de Nemours, Inc.	10,532,378
65,000	Forterra, Inc.#	1,524,900
415,633	Freeport-McMoRan, Inc.	15,673,520
10,836	International Flavors & Fragrances, Inc.	1,540,554
116,599	Linde, PLC	33,328,658
136,199	Newmont Corp.	8,500,180
65,538	PPG Industries, Inc.	11,222,727
39,257	Sherwin-Williams Company	10,751,315
		145,972,928
	Real Estate (1.0%)
45,258	Alexandria Real Estate Equities, Inc.	8,196,224
62,447	American Tower Corp.~	15,909,622
41,635	AvalonBay Communities, Inc.~	7,993,920
57,692	Crown Castle International Corp.	10,907,249
49,398	Digital Realty Trust, Inc.	7,622,605
11,962	Equinix, Inc.	8,621,731
40,195	Federal Realty Investment Trust	4,535,604
53,954	Mid-America Apartment Communities, Inc.	8,488,583
84,796	Prologis, Inc.~	9,881,278
29,712	Public Storage~	8,353,826
103,005	Realty Income Corp.	7,122,796
84,015	Regency Centers Corp.	5,348,395
68,150	Simon Property Group, Inc.	8,296,581
130,706	UDR, Inc.	6,071,294
105,708	Welltower, Inc.	7,931,271
201,890	Weyerhaeuser Company	7,827,275
		133,108,254
	Special Purpose Acquisition Companies (2.6%)#
65,000	ABG Acquisition Corp. I - Class A	661,750
500,000	Accelerate Acquisition Corp.	4,994,735
50,000	Advanced Merger Partners, Inc.	500,000
750,000	AF Acquisition Corp.	7,438,000
500,000	African Gold Acquisition Corp.	5,007,500
550,000	Agile Growth Corp.	5,510,000
250,000	Alkuri Global Acquisition Corp.	2,500,000
10,000	Alpha Capital Acquisition Company	100,000
50,000	Altimar Acquisition Corp. II	500,000
10,000	Altimar Acquisition Corp. III	100,000
300,000	Anzu Special Acquisition Corp. I	3,006,540
NUMBER OF SHARES		VALUE
10,000	Apollo Strategic Growth Capital II	$100,000
25,100	Arctos NorthStar Acquisition Corp.	251,024
100,000	Ares Acquisition Corp.	1,000,000
100,000	Arrowroot Acquisition Corp.	1,001,000
511,397	Astrea Acquisition Corp.	5,132,551
500,000	Athena Technology Acquisition Corp.	5,000,000
240,000	Atlantic Coastal Acquisition Corp.	2,398,750
25,000	Atlas Crest Investment Corp. II	250,000
150,000	Austerlitz Acquisition Corp. I	1,500,000
300,000	Austerlitz Acquisition Corp. II	3,015,500
119,900	Big Sky Growth Partners, Inc.	1,198,702
100,000	Blueriver Acquisition Corp.	1,000,000
30,000	Broadscale Acquisition Corp.	300,000
500,000	Build Acquisition Corp.	4,992,000
500,000	BYTE Acquisition Corp.	4,993,000
210,000	Cartesian Growth Corp.	2,139,000
75,000	Catcha Investment Corp.	750,000
50,000	CC Neuberger Principal Holdings III	500,000
100,000	Centricus Acquisition Corp.	1,000,000
50,000	CF Acquisition Corp.	500,000
25,000	CF Acquisition Corp.	250,000
200,000	Clarim Acquisition Corp.	2,019,500
10,000	Climate Real Impact Solutions II Acquisition Corp.	100,000
20,000	Colicity, Inc.	200,000
150,000	Compute Health Acquisition Corp.	1,500,000
20,000	Constellation Acquisition Corp. I	200,000
250,000	Corazon Capital V838 Monoceros Corp.	2,456,250
50,000	COVA Acquisition Corp.	500,000
250,000	Crown PropTech Acquisitions	2,494,865
200,000	D & Z Media Acquisition Corp.	2,023,480
100,000	Decarbonization Plus Acquisition Corp. II	1,000,000
94,474	Decarbonization Plus Acquisition Corp. III	932,155
175,000	DHB Capital Corp.	1,750,500
500,000	DHC Acquisition Corp.	4,996,211
100,000	DiamondHead Holdings Corp.	1,000,000
625,000	Digital Transformation Opportunities Corp.	6,259,525
500,000	Disruptive Acquisition Corp. I	4,934,700
50,000	dMY Technology Group, Inc. - Class A	500,000
46,820	DouYu International Holdings, Ltd.	426,895
20,000	ECP Environmental Growth Opportunities Corp.	200,000
100,000	Edify Acquisition Corp.	1,021,565
325,000	EJF Acquisition Corp.	3,277,960
See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES			VALUE
26,400		Empowerment & Inclusion Capital I Corp.	$269,325
300,700		EQ Health Acquisition Corp.	3,020,339
40,000	EUR	ESG Core Investments, BV	480,900
400,000		ESM Acquisition Corp.	4,006,860
100,000		European Biotech Acquisition Corp.	1,000,000
40,000		FAST Acquisition Corp. II	400,000
40,000		Figure Acquisition Corp. I	400,000
15,000		FinServ Acquisition Corp. II	150,000
75,000		Fintech Evolution Acquisition Group	750,000
50,000		First Reserve Sustainable Growth Corp.	500,000
400,000		Flame Acquisition Corp.	4,017,940
20,000		Forest Road Acquisition Corp. II	200,000
100,000		Fortistar Sustainable Solutions Corp.	1,000,000
200,000		Fortress Value Acquisition Corp. IV	2,000,000
500,000		Forum Merger IV Corp.	4,982,889
170,000		Freedom Acquisition I Corp.	1,713,500
100,000		Frontier Acquisition Corp.	1,000,000
10,000		FS Development Corp. II	100,000
10,000		FTAC Athena Acquisition Corp.	100,000
500,000		FTAC Hera Acquisition Corp.	4,998,484
425,000		Fusion Acquisition Corp. II	4,253,647
25,000		G Squared Ascend I, Inc.	250,000
700,000		G&P Acquisition Corp.	7,000,000
250,000		Glenfarne Merger Corp.	2,487,200
380,000		Golden Arrow Merger Corp.	3,800,000
200,000		Gores Guggenheim, Inc.	2,002,980
40,000		Gores Holdings VII, Inc.	400,000
20,000		Gores Holdings VIII, Inc.	200,000
40,000		Gores Technology Partners II, Inc.	400,000
20,000		Gores Technology Partners, Inc.	200,000
100,000		Group Nine Acquisition Corp.	996,591
401,201		Growth Capital Acquisition Corp.	4,024,254
533,506		GX Acquisition Corp. II	5,328,681
150,000		Hamilton Lane Alliance Holdings I, Inc.	1,500,000
18,326		Haymaker Acquisition Corp. III	182,888
100,000		HCA Healthcare, Inc.	1,021,447
5,000		HealthCor Catalio Acquisition Corp.	50,000
35,000		Hudson Executive Investment Corp. II	350,000
150,000		Hudson Executive Investment Corp. III	1,523,500
250,000		Ibere Pharmaceuticals	2,506,000
100,000		Independence Holdings Corp.	1,000,000
20,000		ION Acquisition Corp. 2, Ltd.	200,000
200,000		Isos Acquisition Corp.	2,000,000
NUMBER OF SHARES			VALUE
441,806		ITHAX Acquisition Corp.	$4,453,048
220,000		Itiquira Acquisition Corp.	2,184,295
50,000		Jack Creek Investment Corp.	500,000
175,000		Jaws Mustang Acquisition Corp.	1,750,000
100,000		JOFF Fintech Acquisition Corp.	1,000,000
50,120		Kernel Group Holdings, Inc.	501,188
20,000		Khosla Ventures Acquisition Company	200,000
500,000		Kismet Acquisition Three Corp.	5,071,590
500,000		Kismet Acquisition Two Corp.	5,048,252
150,000		KKR Acquisition Holdings I Corp.	1,500,000
100,000		L Catterton Asia Acquisition Corp.	1,000,000
6,000	EUR	Lakestar Spac I, SE	72,135
500,000		Landcadia Holdings IV, Inc.	4,927,565
5,000		LDH Growth Corp. I	50,000
150,000		Levere Holdings Corp.	1,500,000
20,000		Liberty Media Acquisition Corp.	200,000
100,000		Live Oak Mobility Acquisition Corp.	1,000,000
75,000		Longview Acquisition Corp. II	750,000
150,000		M3-Brigade Acquisition II Corp.	1,501,994
500,000		Magnum Opus Acquisition, Ltd.	4,920,276
400,000		Mason Industrial Technology, Inc.	4,043,100
225,000		Mission Advancement Corp.	2,251,991
100,000		Monument Circle Acquisition Corp.	1,020,000
50,000		Music Acquisition Corp.	500,000
5,000		New Vista Acquisition Corp.	50,000
600,000		NextGen Acquisition Corp. II	5,907,000
50,000		Northern Genesis Acquisition Corp. II	500,000
18,129		Northern Genesis Acquisition Corp. III	178,921
20,000		Northern Star Investment Corp. III	200,000
20,000		Northern Star Investment Corp. IV	200,000
100,000		One Equity Partners Open Water I Corp.	1,000,000
300,000		Orion Acquisition Corp.	2,995,350
302,300		Oyster Enterprises Acquisition Corp.	3,027,030
10,000		Pathfinder Acquisition Corp.	100,000
500,000		Peridot Acquisition Corp. II	4,996,221
710,000		Pine Technology Acquisition Corp.	7,084,000
15,000		Pivotal Investment Corp. III	150,000
100,000		Plum Acquisition Corp. I	1,000,000
20,000		Power & Digital Infrastructure Acquisition Corp.	200,000
70,000		Primavera Capital Acquisition Corp.	700,000
250,000		Priveterra Acquisition Corp.	2,498,043
250,000		Property Solutions Acquisition Corp. II	2,497,834

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES		VALUE
500,000	PWP Forward Acquisition Corp. I	$5,011,010
100,000	Quantum FinTech Acquisition Corp.	1,023,346
10,000	Queen's Gambit Growth Capital	100,000
40,000	Reinvent Technology Partners Y	400,000
10,000	Revolution Healthcare Acquisition Corp.	100,000
200,000	RMG Acquisition Corp. III	2,000,000
144,578	Rosecliff Acquisition Corp. I	1,470,358
400,000	Ross Acquisition Corp. II	3,995,816
450,000	RXR Acquisition Corp.	4,490,515
75,000	Sandbridge X2 Corp.	750,000
100,000	Science Strategic Acquisition Corp. Alpha	1,000,000
100,000	ScION Tech Growth II	1,000,000
208,021	Silver Spike Acquisition Corp. II	2,053,745
300,000	SilverBox Engaged Merger Corp. I	3,017,000
50,000	Simon Property Group Acquisition Holdings, Inc.	500,000
30,000	Slam Corp.	300,000
50,000	Soaring Eagle Acquisition Corp.	500,000
10,000	Social Leverage Acquisition Corp.	100,000
100,000	Spartan Acquisition Corp. III	1,000,000
500,000	Stratim Cloud Acquisition Corp.	5,001,615
70,000	Supernova Partners Acquisition Company II, Ltd.	700,000
100,000	Supernova Partners Acquisition Company III, Ltd.	992,000
25,000	Sustainable Development Acquisition I Corp.	250,000
5,000	SVF Investment Corp.^	50,000
5,000	SVF Investment Corp.	50,000
250,000	Tailwind International Acquisition Corp.	2,500,000
350,000	Tailwind Two Acquisition Corp.	3,497,618
700,000	TB, SA Acquisition Corp.	6,908,087
200,000	TCW Special Purpose Acquisition Corp.	2,000,000
500,000	Tech and Energy Transition Corp.	5,000,000
35,000	Thimble Point Acquisition Corp.	350,000
49,700	Thoma Bravo Advantage - Class A^	497,000
100,000	Thunder Bridge Capital Partners III, Inc.	1,000,000
20,000	Tishman Speyer Innovation Corp. II	200,000
100,000	TLG Acquisition One Corp.	1,015,940
25,000	Tribe Capital Growth Corp. I	250,000
500,000	Tuatara Capital Acquisition Corp.	4,992,973
537,329	Twelve Seas Investment Company II	5,366,785
250,000	Twin Ridge Capital Acquisition Corp.	2,495,540
100,000	TZP Strategies Acquisition Corp.	1,000,000
NUMBER OF SHARES		VALUE
20,000	USHG Acquisition Corp.	$200,000
200,000	Vector Acquisition Corp. II	2,000,000
210,000	Velocity Acquisition Corp.	2,140,091
100,000	Virgin Group Acquisition Corp. II	1,000,000
100,000	VPC Impact Acquisition Holdings II	1,000,000
200,000	VPC Impact Acquisition Holdings III, Inc.	1,997,000
100,000	Waldencast Acquisition Corp.	1,000,000
5,000	Warburg Pincus Capital Corp. I-A	50,000
20,000	Warburg Pincus Capital Corp. I-B	200,000
370,548	Warrior Technologies Acquisition Company	3,694,264
100,000	Z-Work Acquisition Corp.	1,000,000
		344,591,619
	Utilities (1.1%)
323,000	AES Corp.~	8,985,860
126,312	American Electric Power Company, Inc.~	11,205,137
117,274	CMS Energy Corp.~	7,551,273
98,190	Consolidated Edison, Inc.	7,600,888
116,061	Dominion Energy, Inc.~	9,273,274
160,381	Duke Energy Corp.~	16,148,763
77,089	Edison International	4,582,941
71,799	Entergy Corp.	7,846,913
107,932	Exelon Corp.~	4,850,464
162,533	FirstEnergy Corp.~	6,163,251
265,046	NextEra Energy, Inc.	20,543,715
198,933	NiSource, Inc.^	5,176,237
162,000	PNM Resources, Inc.	7,996,320
124,879	Public Service Enterprise Group, Inc.~	7,887,358
178,510	Southern Company	11,812,007
142,881	Xcel Energy, Inc.	10,187,415
		147,811,816
	TOTAL COMMON STOCKS (Cost $4,448,106,403)	6,088,643,357
EXCHANGE-TRADED FUND (3.5%)
	Other (3.5%)
1,106,487	SPDR S&P 500 ETF Trust (Cost $427,722,875)	461,737,025
INVESTMENT IN AFFILIATED FUND (1.1%)
	Other (1.1%)
14,938,002	Calamos Short-Term Bond Fund - Class I (Cost $150,000,000)	149,081,256

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES			VALUE
WARRANTS (0.0%)#
		Energy (0.0%)
11,071		Chesapeake Energy Corp.^ 02/09/26, Strike $36.18	$215,109
		Financials (0.0%)
5,000	EUR	ESG Core Investments, BV 12/31/27, Strike 11.50	0
2,000	EUR	Lakestar Spac I, SE 12/31/25, Strike 11.50	0
			0
		TOTAL WARRANTS (Cost $3,290,859)	215,109
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.3%)#
		Communication Services (0.0%)
		CyberAgent, Inc.
70	JPY
1,020,712,000		Call, 02/17/23, Strike 95.44	2,112,998
30	JPY
300,000,000		Call, 02/19/25, Strike 93.40	1,086,751
10	JPY
100,000,000		Call, 02/17/23, Strike 95.84	305,214
50	JPY	Zenrin Company, Ltd.
500,000,000		Call, 03/31/23, Strike 96.21	—
			3,504,963
		Consumer Discretionary (0.0%)
		EDION Corp.
60	JPY
600,000,000		Call, 06/19/25, Strike 99.51	693,934
50	JPY
547,415,000		Call, 06/19/25, Strike 94.30	586,907
50	JPY
500,000,000		Call, 06/19/25, Strike 95.45	586,907
100	JPY	HIS Company, Ltd.
1,000,000,000		Call, 11/15/24, Strike 96.54	—
		Takashimaya Company, Ltd.
100	JPY
1,008,680,000		Call, 12/06/23, Strike 97.28	233,937
50	JPY
504,340,000		Call, 12/06/23, Strike 97.29	116,968
50	JPY
504,340,000		Call, 12/06/23, Strike 97.18	116,968
			2,335,621
		Consumer Staples (0.0%)
		Ezaki Glico Company, Ltd.
100	JPY
997,170,000		Call, 01/30/24, Strike 97.57	106,540
50	JPY
498,585,000		Call, 01/30/24, Strike 96.89	59,695
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
50	JPY	Nippn Corp.
500,000,000		Call, 06/20/25, Strike 98.27	$123,024
			289,259
		Health Care (0.0%)
100	JPY	Medipal Holdings Corp.
1,000,000,000		Call, 10/07/22, Strike 98.52	495,652
		Ship Healthcare Holdings, Inc.
72	JPY
720,000,000		Call, 12/13/23, Strike 97.95	1,243,854
50	JPY
500,000,000		Call, 12/13/23, Strike 97.68	863,787
100	JPY	Toho Holdings Company, Ltd.
1,000,000,000		Call, 06/23/23, Strike 98.43	48,680
			2,651,973
		Industrials (0.1%)
100	JPY	ANA Holdings, Inc.
959,590,000		Call, 09/19/24, Strike 96.53	—
100		Asashi Refining US, Inc.
10,000,000		Call, 03/16/26, Strike $88.78	1,869,000
45	JPY	Maeda Kosen Company, Ltd.
450,000,000		Call, 04/18/22, Strike 97.72	41
		Nagoya Railroad Company, Ltd.
100	JPY
1,046,420,000		Call, 12/09/22, Strike 97.53	497,795
100	JPY
1,000,000,000		Call, 12/09/22, Strike 98.92	546,464
50	JPY
523,210,000		Call, 12/09/22, Strike 98.07	241,400
28	JPY
280,000,000		Call, 12/09/22, Strike 98.77	157,748
22	JPY
220,000,000		Call, 12/09/22, Strike 98.94	120,222
54	JPY	Senko Company, Ltd.
540,000,000		Call, 03/28/22, Strike 98.82	604,282
			4,036,952
		Information Technology (0.0%)
		Digital Garage, Inc.
150	JPY
1,618,005,000		Call, 09/14/23, Strike 94.68	1,421,572
50	JPY
539,335,000		Call, 09/14/23, Strike 94.80	473,858
			1,895,430
		Materials (0.0%)
50	JPY	Kansai Paint Company, Ltd.
500,000,000		Call, 06/17/22, Strike 98.95	183,085
100	JPY	Mitsubishi Chemical Holdings Corp.
1,000,000,000		Call, 03/30/22, Strike 98.83	51,570
		Teijin, Ltd.
100	JPY
1,000,000,000		Call, 12/10/21, Strike 99.18	340,217
100	JPY
1,000,000,000		Call, 12/10/21, Strike 99.19	352,274
			927,146

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
		Other (0.2%)
		S&P 500 Index
4,000
1,672,468,000		Put, 05/28/21, Strike $3,900.00	$6,900,000
150	JPY	Lxil Corp.
1,500,000,000		Call, 03/04/22, Strike 99.52	258,029
		S&P 500 Index
1,500
627,175,500		Put, 06/30/21, Strike $4,000.00	8,962,500
1,000
418,117,000		Call, 05/03/21, Strike $4,200.00	845,000
1,000
418,117,000		Put, 05/28/21, Strike $3,700.00	745,000
1,000
418,117,000		Put, 05/28/21, Strike $3,500.00	380,000
1,000
418,117,000		Put, 06/30/21, Strike $3,700.00	2,525,000
500
209,058,500		Put, 06/30/21, Strike $3,900.00	2,227,500
500
209,058,500		Put, 06/30/21, Strike $3,400.00	567,500
500
209,058,500		Call, 03/31/22, Strike $5,000.00	1,207,500
			24,618,029
		Utilities (0.0%)
		Chugoku Electric Power Company, Inc.
100	JPY
1,000,000,000		Call, 01/25/22, Strike 98.54	101,547
100	JPY
1,000,000,000		Call, 01/25/22, Strike 98.97	101,548
50	JPY
502,885,000		Call, 01/25/22, Strike 98.22	50,774
100	JPY	Kyushu Electric Power Company, Inc.
998,660,000		Call, 03/31/22, Strike 98.05	82,522
			336,391
		TOTAL PURCHASED OPTIONS (Cost $58,994,800)	40,595,764
NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.3%)
142,066,451		JPMorgan Prime Money Market Fund - Capital Class, 0.090%***†	142,066,451
NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
32,426,934		State Street Navigator Securities Lending Government Money Market Portfolio†	$32,426,934
		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $174,493,385)	174,493,385
		TOTAL INVESTMENTS (96.7%) (Cost $9,639,521,272)	12,890,068,429
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.3%)			(174,493,385)
OTHER ASSETS, LESS LIABILITIES (4.6%)			614,715,639
NET ASSETS (100.0%)			$13,330,290,683
NUMBER OF SHARES			VALUE
COMMON STOCKS SOLD SHORT (-33.6%)#
		Communication Services (-5.5%)
(161,200)		Bandwidth, Inc. - Class A	(21,310,640)
(484,848)		Bilibili, Inc.	(53,750,249)
(416,000	) EUR	Cellnex Telecom, SA*	(23,526,391)
(828,800	) JPY	CyberAgent, Inc.	(17,047,693)
(228,600)		Eventbrite, Inc. - Class A	(5,388,102)
(1,021,357)		iQIYI, Inc.	(15,024,162)
(175,800)		JOYY, Inc.	(16,711,548)
(88,000)		Liberty Media Corp. / Liberty Formula One - Class C	(4,130,720)
(57,500)		Live Nation Entertainment, Inc.	(4,708,100)
(57,600)		Magnite, Inc.	(2,306,880)
(498,843)		Match Group, Inc.	(77,634,936)
(410,238)		Sea, Ltd.	(103,601,505)
(2,954,600)		Snap, Inc. - Class A	(182,653,372)
(37,500)		Spotify Technology, SA	(9,454,500)
(158,500)		T-Mobile US, Inc.	(20,942,605)
(82,092)		TechTarget, Inc.	(6,296,456)
(81,470)		TripAdvisor, Inc.	(3,839,681)
(603,700)		Twitter, Inc.	(33,336,314)
(494,500)		World Wrestling Entertainment, Inc. - Class A	(27,251,895)
(577,000)		Zillow Group, Inc. - Class C	(75,079,240)
(2,651,200)		Zynga, Inc. - Class A	(28,685,984)
			(732,680,973)
		Consumer Discretionary (-7.2%)
(261,900)		2U, Inc.	(10,279,575)
(56,000)		Airbnb, Inc. - Class A	(9,671,760)
(572,500)		American Eagle Outfitters, Inc.	(19,791,325)
(118,000)		Aptiv, PLC	(16,979,020)
(726,331)		Carnival Corp.	(20,308,215)

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES			VALUE
(231,798)		Chegg, Inc.	$(20,938,313)
(300,000)		Chewy, Inc. - Class A	(23,916,000)
(128,400	) EUR	Delivery Hero, SE*	(20,384,407)
(285,300)		DraftKings, Inc. - Class A	(16,165,098)
(725,100	) JPY	EDION Corp.	(7,702,819)
(229,959)		Etsy, Inc.	(45,713,550)
(16,900)		Expedia Group, Inc.	(2,978,287)
(600,333)		Farfetch, Ltd. - Class A	(29,410,314)
(53,600)		Fiverr International, Ltd.	(11,152,552)
(26,000)		Groupon, Inc.	(1,316,380)
(369,080)		Guess, Inc.	(9,979,923)
(48,983	) EUR	Just Eat Takeaway.com, NV*	(5,061,084)
(29,000)		Marriott Vacations Worldwide Corp.	(5,151,270)
(27,254)		MercadoLibre, Inc.	(42,815,489)
(211,700)		National Vision Holdings, Inc.	(10,671,797)
(90,878)		NIO, Inc.	(3,620,580)
(1,912,500)		Norwegian Cruise Line Holdings, Ltd.	(59,383,125)
(272,636	) GBP	Ocado Group, PLC	(7,895,704)
(59,600)		Peloton Interactive, Inc. - Class A	(5,861,660)
(183,300)		Pinduoduo, Inc.	(24,549,369)
(148,500)		Quotient Technology, Inc.	(2,426,490)
(300,300)		Royal Caribbean Cruises, Ltd.	(26,111,085)
(19,000)		Shake Shack, Inc. - Class A	(2,066,250)
(140,355)		Stride, Inc.	(4,018,364)
(40,000	) JPY	Takashimaya Company, Ltd.	(440,662)
(443,294)		Tesla, Inc.	(314,490,495)
(2,550,728)		Under Armour, Inc. - Class C	(50,784,994)
(7,500)		Vail Resorts, Inc.	(2,438,700)
(422,202)		Wayfair, Inc. - Class A	(124,790,245)
			(959,264,901)
		Consumer Staples (-0.3%)
(109,500)		Beyond Meat, Inc.	(14,418,960)
(170,108)		Energizer Holdings, Inc.	(8,386,324)
(33,800	) JPY	Ezaki Glico Company, Ltd.	(1,263,364)
(135,100)		Herbalife Nutrition, Ltd.	(6,183,527)
(47,000	) JPY	Nippn Corp.	(670,876)
(49,561)		Turning Point Brands, Inc.	(2,419,568)
(69,400	) JPY	Yaoko Company, Ltd.	(4,426,004)
			(37,768,623)
		Energy (-0.4%)
(327,500)		Pioneer Natural Resources Company	(50,379,325)
			(50,379,325)
		Financials (-0.4%)
(908,582)		Equitable Holdings, Inc.	(31,100,762)
(161,100)		Heritage Insurance Holdings, Inc.	(1,467,621)
NUMBER OF SHARES			VALUE
(34,000)		Hope Bancorp, Inc.	$(510,340)
(64,229)		LendingTree, Inc.	(13,262,646)
(7,946)		S&P Global, Inc.	(3,102,039)
(88,500)		Voya Financial, Inc.	(6,002,070)
			(55,445,478)
		Health Care (-3.1%)
(65,000)		Accolade, Inc.	(3,259,750)
(452,949)		Allscripts Healthcare Solutions, Inc.	(7,047,886)
(90,280)		AstraZeneca, PLC	(4,791,160)
(1,715,900)		Avantor, Inc.	(54,977,436)
(197,666)		Bridgebio Pharma, Inc.	(11,053,483)
(147,790)		Coherus Biosciences, Inc.	(2,187,292)
(84,000)		Collegium Pharmaceutical, Inc.	(1,873,200)
(101,500)		CONMED Corp.	(14,306,425)
(22,800)		Danaher Corp.	(5,789,832)
(87,900)		DexCom, Inc.	(33,938,190)
(75,000)		Evolent Health, Inc. - Class A	(1,624,500)
(29,650)		Guardant Health, Inc.	(4,713,757)
(461,325)		Halozyme Therapeutics, Inc.	(23,043,184)
(10,930)		ICON, PLC	(2,371,263)
(19,659)		Illumina, Inc.	(7,722,842)
(101,500)		Innoviva, Inc.	(2,003,610)
(743,600)		Innoviva, Inc.	(8,514,220)
(225,631)		Insmed, Inc.	(7,610,534)
(22,000)		Intercept Pharmaceuticals, Inc.	(435,160)
(125,400)		Ionis Pharmaceuticals, Inc.	(5,369,628)
(1,005,487)		Ironwood Pharmaceuticals, Inc.	(11,100,576)
(102,000)		Jazz Pharmaceuticals, PLC	(16,768,800)
(189,900	) JPY	Medipal Holdings Corp.	(3,489,058)
(13,300)		Mesa Laboratories, Inc.	(3,307,045)
(124,200)		Natera, Inc.	(13,664,484)
(27,433)		NeoGenomics, Inc.	(1,343,943)
(59,521)		Neurocrine Biosciences, Inc.	(5,624,139)
(120,800)		Novocure, Ltd.	(24,655,280)
(58,048)		NuVasive, Inc.	(4,147,530)
(96,600)		Oak Street Health, Inc.	(5,953,458)
(105,000)		Omnicell, Inc.	(15,227,100)
(792,000)		OPKO Health, Inc.	(3,247,200)
(77,900)		Pacira BioSciences, Inc.	(4,921,722)
(92,000)		Revance Therapeutics, Inc.	(2,679,040)
(200,000)		Sarepta Therapeutics, Inc.	(14,168,000)
(288,000	) JPY	Ship Healthcare Holdings, Inc.	(7,547,186)
(386,100)		SmileDirectClub, Inc.	(4,106,173)
(36,000)		Supernus Pharmaceuticals, Inc.	(1,096,200)
(40,000)		Tabula Rasa HealthCare, Inc.	(1,902,400)
(372,283)		Teladoc Health, Inc.	(64,162,975)
(33,900	) JPY	Toho Holdings Company, Ltd.	(571,979)

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES			VALUE
(68,137)		Travere Therapeutics, Inc.	$(1,684,347)
(23,800)		Vocera Communications, Inc.	(860,846)
			(414,862,833)
		Industrials (-1.4%)
(580,000	) CAD	Air Canada	(11,688,240)
(524,000)		American Airlines Group, Inc.	(11,381,280)
(2,000)		Canadian National Railway Company	(215,300)
(1,979)		Canadian Pacific Railway, Ltd.	(738,424)
(920,000)		Colfax Corp.	(41,574,800)
(284,232)		Fortive Corp.	(20,129,310)
(96,050)		FTI Consulting, Inc.	(13,336,543)
(74,380)		Greenbrier Companies, Inc.	(3,513,711)
(170,000)		JetBlue Airways Corp.	(3,461,200)
(99,700	) JPY	Lixil Corp.	(2,701,178)
(351,100)		Lyft, Inc. - Class A	(19,542,226)
(55,500)		Middleby Corp.	(10,063,260)
(423,600	) JPY	Nagoya Railroad Company, Ltd.	(9,713,072)
(267,300	) JPY	Senko Group Holdings Company, Ltd.	(2,458,015)
(125,900)		Southwest Airlines Company	(7,904,002)
(638,683)		Spirit Airlines, Inc.	(22,877,625)
(48,992)		Stanley Black & Decker, Inc.	(10,130,076)
(1,976)		Teledyne Technologies, Inc.	(884,754)
			(192,313,016)
		Information Technology (-13.2%)
(31,000)		21Vianet Group, Inc.	(865,210)
(231,000)		8x8, Inc.	(7,597,590)
(156,394)		Advanced Micro Devices, Inc.	(12,764,878)
(287,200)		Akamai Technologies, Inc.	(31,218,640)
(176,395)		Altair Engineering, Inc. - Class A	(11,465,675)
(38,835)		Alteryx, Inc. - Class A	(3,174,761)
(37,800)		Analog Devices, Inc.	(5,789,448)
(658,630)		Atlassian Corp., PLC - Class A	(156,464,143)
(110,000)		Avaya Holdings Corp.	(3,164,700)
(55,000)		Bentley Systems, Inc. - Class B	(2,816,000)
(90,000)		Bill.com Holdings, Inc.	(13,916,700)
(331,841)		Blackline, Inc.	(38,513,466)
(257,500)		Box, Inc. - Class A	(5,484,750)
(50,700)		Ceridian HCM Holding, Inc.	(4,790,136)
(371,200)		Cloudflare, Inc. - Class A	(31,455,488)
(171,160)		Coupa Software, Inc.	(46,048,886)
(200,000)		Cree, Inc.	(19,884,000)
(65,000)		CSG Systems International, Inc.	(2,989,350)
(42,000)		CyberArk Software, Ltd.	(5,901,000)
(80,600)		Datadog, Inc. - Class A	(6,913,062)
(139,800	) JPY	Digital Garage, Inc.	(5,762,641)
NUMBER OF SHARES			VALUE
(770,800)		Dropbox, Inc. - Class A	$(19,809,560)
(40,034)		Enphase Energy, Inc.	(5,574,735)
(46,000)		Envestnet, Inc.	(3,396,180)
(27,000)		Everbridge, Inc.	(3,583,170)
(132,000)		Fastly, Inc.	(8,430,840)
(294,000)		FireEye, Inc.	(5,843,250)
(21,000)		fuboTV, Inc.	(423,360)
(149,550)		GDS Holdings, Ltd.	(12,408,164)
(102,333)		Guidewire Software, Inc.	(10,797,155)
(35,000)		i3 Verticals, Inc. - Class A	(1,162,700)
(295,100)		II-VI, Inc.	(19,813,014)
(1,088,000)		Infinera Corp.	(10,031,360)
(115,100)		Insight Enterprises, Inc.	(11,552,587)
(70,400)		Itron, Inc.	(6,331,776)
(236,900)		LivePerson, Inc.	(12,946,585)
(271,100)		Lumentum Holdings, Inc.	(23,057,055)
(162,607)		Marvell Technology, Inc.	(7,351,462)
(250,000)		Medallia, Inc.	(7,372,500)
(1,750,650)		Micron Technology, Inc.	(150,678,446)
(31,949)		MicroStrategy Inc - Class A	(20,995,605)
(127,129)		MongoDB, Inc.	(37,815,792)
(47,000)		New Relic, Inc.	(3,022,100)
(237,100)		Nice, Ltd.	(57,195,633)
(108,350)		Nova Measuring Instruments, Ltd.	(10,224,990)
(1,335,086)		Nuance Communications, Inc.	(70,986,523)
(49,500)		Nutanix, Inc. - Class A	(1,338,480)
(151,962)		Okta, Inc.	(40,984,151)
(663,000)		ON Semiconductor Corp.	(25,857,000)
(50,100)		OSI Systems, Inc.	(4,838,157)
(169,991)		Palo Alto Networks, Inc.	(60,073,119)
(93,900)		PAR Technology Corp.	(7,712,946)
(110,800)		Pegasystems, Inc.	(14,064,952)
(67,692)		Proofpoint, Inc.	(11,650,470)
(56,500)		PROS Holdings, Inc.	(2,428,370)
(133,730)		Q2 Holdings, Inc.	(13,910,595)
(177,900)		Rapid7, Inc.	(14,454,375)
(59,000)		Repay Holdings Corp.	(1,348,150)
(38,111)		RingCentral, Inc. - Class A	(12,155,503)
(561,000)		SailPoint Technologies Holdings, Inc.	(27,393,630)
(19,679)		Salesforce.com, Inc.	(4,532,467)
(4,600)		Shopify, Inc. - Class A	(5,439,546)
(83,600)		Silicon Laboratories, Inc.	(11,783,420)
(63,800)		SMART Global Holdings, Inc.	(2,944,370)
(287,500)		Splunk, Inc.	(36,345,750)
(601,600)		Square, Inc. - Class A	(147,283,712)
(219,000	) EUR	STMicroelectronics, NV	(8,200,250)
(171,183)		Synaptics, Inc.	(23,943,366)

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES			VALUE
(79,750)		Talend, SA	$(5,136,698)
(473,975)		Teradyne, Inc.	(59,284,793)
(351,980)		Twilio, Inc. - Class A	(129,458,244)
(20,000)		Tyler Technologies, Inc.	(8,497,200)
(362,400)		Viavi Solutions, Inc.	(5,928,864)
(146,000)		Vishay Intertechnology, Inc.	(3,587,220)
(28,600)		Wix.com, Ltd.	(9,091,368)
(245,712)		Workday, Inc. - Class A	(60,690,864)
(124,675)		Workiva, Inc.	(11,719,450)
(268,950)		Zendesk, Inc.	(39,307,043)
(43,000)		Zscaler, Inc.	(8,068,520)
			(1,757,238,109)
		Materials (-0.6%)
(577,021)		Allegheny Technologies, Inc.	(13,421,508)
(256,100	) JPY	Asahi Holdings, Inc.	(5,197,454)
(71,000)		International Flavors & Fragrances, Inc.	(10,094,070)
(75,200	) JPY	Kansai Paint Company, Ltd.	(1,894,278)
(67,200	) JPY	Maeda Kosen Company, Ltd.	(2,075,213)
(87,961	) CHF	Sika, AG	(26,236,602)
(34,000	) EUR	Symrise, AG	(4,390,135)
(637,100	) JPY	Teijin, Ltd.	(10,481,341)
			(73,790,601)
		Real Estate (-0.4%)
(85,560	) EUR	Deutsche Wohnen, SE	(4,628,902)
(89,189	) EUR	IMMOFINANZ, AG	(1,856,107)
(697,359)		Invitation Homes, Inc.	(24,449,406)
(307,100)		iStar, Inc.	(5,684,421)
(174,300)		Redfin Corp.	(12,336,954)
			(48,955,790)
		Utilities (-1.1%)
(223,600)		American Electric Power Company, Inc.	(19,835,556)
(575,000)		CenterPoint Energy, Inc.	(14,081,750)
(596,800	) JPY	Chugoku Electric Power Company, Inc.	(6,662,055)
(84,100)		DTE Energy Company	(11,775,682)
(330,733)		Essential Utilities, Inc.	(15,587,446)
(629,300)		NextEra Energy, Inc.	(48,777,043)
(950,000)		PG&E Corp.	(10,754,000)
(60,403)		Sempra Energy	(8,309,641)
(262,500)		Southern Company	(17,369,625)
			(153,152,798)
		TOTAL COMMON STOCKS SOLD SHORT (Proceeds $2,875,988,284)	(4,475,852,447)
		TOTAL SECURITIES SOLD SHORT (Proceeds $2,875,988,284)	(4,475,852,447)
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-3.9%)#
	Communication Services (0.0%)
	Snap, Inc.
1,000
6,182,000	Put, 06/18/21, Strike $55.00	$(186,500)
1,000
6,182,000	Call, 06/18/21, Strike $55.00	(867,500)
		(1,054,000)
	Consumer Discretionary (-0.1%)
7,499	Carnival Corp.
20,967,204	Call, 01/21/22, Strike $10.00	(13,498,200)
	Industrials (-0.1%)
2,490	Southwest Airlines Company
15,632,220	Call, 01/21/22, Strike $30.00	(8,279,250)
2,151	Spirit Airlines, Inc.
7,704,882	Call, 01/21/22, Strike $10.00	(5,603,355)
		(13,882,605)
	Other (-3.7%)
	S&P 500 Index
3,000
1,254,351,000	Call, 05/28/21, Strike $3,600.00	(176,430,000)
3,000
1,254,351,000	Put, 06/30/21, Strike $3,200.00	(2,115,000)
2,750
1,149,821,750	Call, 06/30/21, Strike $3,700.00	(138,985,000)
2,000
836,234,000	Call, 06/30/21, Strike $3,800.00	(82,740,000)
1,550
648,081,350	Call, 06/30/21, Strike $3,850.00	(57,164,000)
1,450
606,269,650	Call, 06/30/21, Strike $4,000.00	(34,814,500)
500
209,058,500	Call, 06/30/21, Strike $4,225.00	(4,027,500)
500
209,058,500	Put, 06/30/21, Strike $3,500.00	(732,500)
		(497,008,500)
	TOTAL WRITTEN OPTIONS (Premium $312,047,918)	$(525,443,305)

NOTES TO SCHEDULE OF INVESTMENTS

^  Security, or portion of security, is on loan.

*  Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options and securities sold short. The aggregate value of such securities is $2,613,530,577.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2021 (Unaudited)

§  Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#  Non-income producing security.

***  The rate disclosed is the 7 day net yield as of April 30, 2021.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2021.

FOREIGN CURRENCY ABBREVIATION

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  European Monetary Unit

GBP  British Pound Sterling

JPY  Japanese Yen

TOTAL RETURN SWAPS

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	PERIODIC PAYMENT FREQUENCY	NOTIONAL AMOUNT	UPFRONT PAYMENTS (PAID)/ RECEIVED	MARKET VALUE	UNREALIZED APPRECIATION/ (DEPRECIATION)
Goldman Sachs & Co.	Snap, Inc. - Class A	Equity returns on 80,700 shares of Snap, Inc. - Class A	OBFR Flat	06/01/21	Monthly	$4,883,157	$—	$(105,709)	$(105,709)
JPMorgan Chase Bank N.A.	Verint Systems, Inc.	Equity returns on 98,300 shares of Verint Systems, Inc.	1 mo. LIBOR Flat	05/10/21	Monthly	4,605,355	—	(168,759)	(168,759)
JPMorgan Chase Bank N.A.	Progress Software Corp.	Equity returns on 85,700 shartes of Progress Software Corp.	1 mo. LIBOR Flat	05/27/21	Monthly	3,851,358	—	109,910	109,910
							$—	$(164,558)	$(164,558)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/(LOSS)
Bank of New York	European Monetary Unit	07/29/21	5,140,000	$6,190,516	$(17,073)
State Street Bank and Trust	British Pound Sterling	07/29/21	10,101,000	13,953,203	(18,968)
Bank of New York	Swiss Franc	07/29/21	13,387,000	14,692,183	(84,539)
State Street Bank and Trust	Swiss Franc	07/29/21	13,926,000	15,283,733	(169,043)
State Street Bank and Trust	Japanese Yen	07/29/21	4,025,064,000	36,855,392	175,579
State Street Bank and Trust	European Monetary Unit	07/29/21	66,911,000	80,586,311	(358,182)
					$(472,226)

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown. For purchased options denominated in JPY, the strike price shown is a percentage of the par value of the underlying.

See accompanying Notes to Schedule of Investments

www.calamos.com

Hedged Equity Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BOND (1.6%)
	Consumer Discretionary (1.6%)
616,000	Tesla, Inc. 2.000%, 05/15/24 (Cost $6,587,300)	$7,038,373
NUMBER OF SHARES		VALUE
COMMON STOCKS (101.6%)
	Communication Services (11.5%)
8,998	Activision Blizzard, Inc.	820,528
3,532	Alphabet, Inc. - Class A#~	8,312,562
3,963	Alphabet, Inc. - Class C#~	9,551,305
96,608	AT&T, Inc.~	3,034,457
2,582	Charter Communications, Inc. - Class A#~	1,738,848
64,224	Comcast Corp. - Class A~	3,606,178
38,870	Facebook, Inc. - Class A#~	12,635,859
11,309	Fox Corp. - Class A	423,183
6,264	Netflix, Inc.#~	3,216,376
10,832	Twitter, Inc.#	598,143
58,378	Verizon Communications, Inc.~	3,373,665
26,476	Walt Disney Company#~	4,925,065
		52,236,169
	Consumer Discretionary (11.7%)
5,794	Amazon.com, Inc.#~	20,090,232
8,911	Aptiv, PLC#	1,282,204
504	Booking Holdings, Inc.#~	1,242,904
491	Chipotle Mexican Grill, Inc.#	732,587
12,158	D.R. Horton, Inc.	1,195,010
3,913	Darden Restaurants, Inc.	574,115
3,535	Dollar General Corp.	759,141
13,656	eBay, Inc.	761,868
3,901	Expedia Group, Inc.	687,473
39,140	Ford Motor Company#	451,676
14,139	General Motors Company#	809,034
15,823	Home Depot, Inc.~	5,121,430
8,248	Leggett & Platt, Inc.	409,678
13,780	Lowe's Companies, Inc.~	2,704,325
11,957	McDonald's Corp.~	2,822,809
13,582	MGM Resorts International	553,059
3,330	Mohawk Industries, Inc.#	684,315
17,620	NIKE, Inc. - Class B~	2,336,764
1,601	O'Reilly Automotive, Inc.#	885,161
3,246	PVH Corp.#	367,382
6,745	Ross Stores, Inc.	883,190
7,684	Royal Caribbean Cruises, Ltd.#	668,124
16,347	Starbucks Corp.~	1,871,568
NUMBER OF SHARES		VALUE
10,401	Target Corp.~	$2,155,711
21,070	TJX Companies, Inc.~	1,495,970
1,240	Ulta Beauty, Inc.#	408,394
7,306	VF Corp.	640,444
1,529	Wynn Resorts, Ltd.#	196,324
		52,790,892
	Consumer Staples (6.1%)
25,980	Altria Group, Inc.~	1,240,545
11,453	Archer-Daniels-Midland Company	723,028
7,347	Church & Dwight Company, Inc.	629,932
55,934	Coca-Cola Company~	3,019,317
11,066	Colgate-Palmolive Company	893,026
5,222	Constellation Brands, Inc. - Class A	1,254,951
4,517	Costco Wholesale Corp.~	1,680,731
12,083	General Mills, Inc.	735,371
9,167	Kellogg Company	572,204
6,832	Kimberly-Clark Corp.	910,842
15,786	Kraft Heinz Company	651,804
15,902	Kroger Company	581,059
26,389	Mondelez International, Inc. - Class A~	1,604,715
6,900	Monster Beverage Corp.#	669,645
18,500	PepsiCo, Inc.~	2,666,960
14,824	Philip Morris International, Inc.~	1,408,280
27,666	Procter & Gamble Company~	3,691,198
11,902	Sysco Corp.	1,008,457
11,213	Walgreens Boots Alliance, Inc.~	595,410
22,472	Walmart, Inc.~	3,144,058
		27,681,533
	Energy (2.9%)
31,103	Chevron Corp.~	3,205,786
19,962	ConocoPhillips~	1,020,857
5,629	EOG Resources, Inc.	414,520
34,242	Exxon Mobil Corp.~	1,960,012
12,958	Hess Corp.	965,501
37,868	Kinder Morgan, Inc.	645,649
27,058	Marathon Petroleum Corp.~	1,505,778
11,244	Occidental Petroleum Corp.	285,148
7,590	ONEOK, Inc.	397,261
5,318	Phillips 66	430,279
6,828	Pioneer Natural Resources Company	1,050,351
16,019	Schlumberger, Ltd.	433,314
5,291	Valero Energy Corp.~	391,322
19,112	Williams Companies, Inc.	465,568
		13,171,346

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Hedged Equity Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES		VALUE
	Financials (12.0%)
7,850	Aflac, Inc.	$421,780
6,029	Allstate Corp.	764,477
8,683	American Express Company~	1,331,538
26,837	American International Group, Inc.~	1,300,253
3,693	Ameriprise Financial, Inc.	954,271
6,723	Arthur J. Gallagher & Company	974,499
5,545	Assurant, Inc.~	862,802
149,086	Bank of America Corp.~	6,042,455
13,681	Bank of New York Mellon Corp.	682,408
24,847	Berkshire Hathaway, Inc. - Class B#~	6,831,683
1,419	BlackRock, Inc.	1,162,587
16,116	Capital One Financial Corp.~	2,402,573
9,433	Cboe Global Markets, Inc.~	984,522
10,609	Charles Schwab Corp.	746,874
6,117	Chubb, Ltd.	1,049,616
28,964	Citigroup, Inc.~	2,063,395
2,954	CME Group, Inc.	596,678
4,753	Discover Financial Services	541,842
6,320	First Republic Bank	1,158,077
7,964	Goldman Sachs Group, Inc.~	2,775,056
49,005	JPMorgan Chase & Company~	7,537,459
3,670	M&T Bank Corp.	578,722
10,428	Marsh & McLennan Companies, Inc.~	1,415,080
11,370	MetLife, Inc.	723,473
26,718	Morgan Stanley~	2,205,571
5,879	Northern Trust Corp.	669,030
4,403	Prudential Financial, Inc.	441,885
3,820	S&P Global, Inc.~	1,491,290
5,181	State Street Corp.	434,945
4,907	Travelers Companies, Inc.	758,917
9,318	Truist Financial Corp.	552,651
13,572	US Bancorp~	805,498
48,635	Wells Fargo & Company~	2,191,007
17,622	Zions Bancorporation, N.A.	983,308
		54,436,222
	Health Care (13.3%)
19,483	Abbott Laboratories~	2,339,519
24,200	AbbVie, Inc.~	2,698,300
16,227	Agilent Technologies, Inc.~	2,168,576
7,900	Alexion Pharmaceuticals, Inc.#~	1,332,572
1,229	Align Technology, Inc.#	731,906
5,479	Amgen, Inc.~	1,312,988
17,235	Baxter International, Inc.~	1,476,867
4,576	Becton Dickinson and Company~	1,138,555
2,849	Biogen, Inc.#~	761,623
40,352	Boston Scientific Corp.#	1,759,347
NUMBER OF SHARES		VALUE
35,076	Bristol-Myers Squibb Company~	$2,189,444
8,899	Centene Corp.#	549,424
3,780	Cigna Corp.	941,258
16,720	CVS Health Corp.~	1,277,408
6,683	Danaher Corp.~	1,697,081
8,083	Edwards Lifesciences Corp.#~	772,088
12,258	Eli Lilly & Company~	2,240,395
17,811	Gilead Sciences, Inc.~	1,130,464
3,729	HCA Healthcare, Inc.	749,753
3,592	Humana, Inc.~	1,599,302
2,053	Illumina, Inc.#	806,500
2,127	Intuitive Surgical, Inc.#~	1,839,855
35,972	Johnson & Johnson~	5,853,724
4,860	Laboratory Corp. of America Holdings#	1,292,128
3,433	McKesson Corp.	643,893
18,891	Medtronic, PLC	2,473,210
35,122	Merck & Company, Inc.~	2,616,589
78,228	Pfizer, Inc.~	3,023,512
4,261	Quest Diagnostics, Inc.	561,941
908	Regeneron Pharmaceuticals, Inc.#	437,020
3,327	Stryker Corp.	873,770
4,118	Thermo Fisher Scientific, Inc.~	1,936,407
15,747	UnitedHealth Group, Inc.~	6,279,904
6,670	Vertex Pharmaceuticals, Inc.#~	1,455,394
3,310	Zimmer Biomet Holdings, Inc.	586,400
4,502	Zoetis, Inc.	778,981
		60,326,098
	Industrials (8.7%)
7,568	3M Company~	1,491,955
3,968	Allegion, PLC	533,220
7,134	Boeing Company#~	1,671,567
15,214	Carrier Global Corp.	663,026
11,278	Caterpillar, Inc.~	2,572,625
18,644	CSX Corp.~	1,878,383
3,802	Deere & Company~	1,409,972
16,895	Delta Air Lines, Inc.#~	792,713
5,219	Eaton Corp., PLC	745,952
14,928	Emerson Electric Company~	1,350,835
2,842	FedEx Corp.	825,061
8,107	Fortune Brands Home & Security, Inc.	851,073
3,301	General Dynamics Corp.	627,949
112,549	General Electric Company~	1,476,643
11,992	Honeywell International, Inc.~	2,674,696
4,703	Illinois Tool Works, Inc.	1,083,853
12,133	Johnson Controls International, PLC	756,371
4,459	L3Harris Technologies, Inc.	932,957
2,649	Lockheed Martin Corp.~	1,008,103

See accompanying Notes to Schedule of Investments

www.calamos.com

Hedged Equity Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES		VALUE
11,099	Masco Corp.	$709,004
3,016	Norfolk Southern Corp.	842,188
5,049	Northrop Grumman Corp.~	1,789,568
4,968	OTIS Worldwide Corp.	386,858
7,764	PACCAR, Inc.	697,828
9,411	Pentair, PLC	607,104
18,273	Raytheon Technologies Corp.~	1,521,044
11,778	Southwest Airlines Company#	739,423
5,452	Stanley Black & Decker, Inc.	1,127,310
13,957	Union Pacific Corp.~	3,099,710
8,900	United Parcel Service, Inc. - Class B~	1,814,354
4,466	Verisk Analytics, Inc.	840,501
8,548	Waste Management, Inc.~	1,179,368
6,143	Xylem, Inc.~	679,723
		39,380,937
	Information Technology (27.7%)
8,115	Accenture, PLC - Class A	2,353,107
6,390	Adobe, Inc.#~	3,248,293
20,918	Advanced Micro Devices, Inc.#~	1,707,327
11,604	Amphenol Corp. - Class A	781,413
200,526	Apple, Inc.~	26,361,148
31,809	Applied Materials, Inc.~	4,221,372
3,765	Autodesk, Inc.#	1,099,041
7,560	Automatic Data Processing, Inc.~	1,413,644
5,966	Broadcom, Inc.~	2,721,689
73,325	Cisco Systems, Inc.~	3,732,976
4,972	Citrix Systems, Inc.	615,782
9,061	Cognizant Technology Solutions Corp. - Class A	728,504
4,723	Fidelity National Information Services, Inc.	722,147
8,961	Fiserv, Inc.#~	1,076,395
10,049	FLIR Systems, Inc.	602,639
3,339	Gartner, Inc.#	654,043
4,963	Global Payments, Inc.	1,065,209
18,623	HP, Inc.	635,231
55,244	Intel Corp.~	3,178,187
9,112	International Business Machines Corp.~	1,292,811
3,816	Intuit, Inc.~	1,572,803
3,386	Jack Henry & Associates, Inc.	551,342
1,696	Lam Research Corp.~	1,052,283
11,963	MasterCard, Inc. - Class A~	4,570,584
24,290	Micron Technology, Inc.#~	2,090,640
103,902	Microsoft Corp.~	26,202,006
5,017	NetApp, Inc.	374,720
9,669	NVIDIA Corp.~	5,805,074
26,077	Oracle Corp.~	1,976,376
7,107	Paychex, Inc.	692,861
NUMBER OF SHARES		VALUE
2,550	Paycom Software, Inc.#	$980,246
13,766	PayPal Holdings, Inc.#~	3,610,684
15,954	QUALCOMM, Inc.~	2,214,415
14,661	Salesforce.com, Inc.#~	3,376,722
2,173	ServiceNow, Inc.#	1,100,342
4,844	TE Connectivity, Ltd.	$651,373
8,883	Texas Instruments, Inc.~	1,603,470
26,925	Visa, Inc. - Class A~	6,288,603
4,918	Western Digital Corp.#	347,358
22,789	Western Union Company	587,045
9,847	Xilinx, Inc.~	1,260,022
		125,119,927
	Materials (2.7%)
4,385	Air Products & Chemicals, Inc.~	1,264,985
3,582	Avery Dennison Corp.	767,157
10,193	Ball Corp.	954,473
12,497	Corteva, Inc.	609,354
12,495	Dow, Inc.	780,938
11,231	DuPont de Nemours, Inc.	866,022
35,226	Freeport-McMoRan, Inc.	1,328,372
905	International Flavors & Fragrances, Inc.	128,664
9,798	Linde, PLC	2,800,660
11,379	Newmont Corp.	710,163
5,554	PPG Industries, Inc.	951,067
3,399	Sherwin-Williams Company	930,884
		12,092,739
	Real Estate (2.4%)
3,820	Alexandria Real Estate Equities, Inc.	691,802
4,800	American Tower Corp.	1,222,896
3,511	AvalonBay Communities, Inc.	674,112
4,764	Crown Castle International Corp.	900,682
3,799	Digital Realty Trust, Inc.	586,224
879	Equinix, Inc.	633,548
3,399	Federal Realty Investment Trust	383,543
4,570	Mid-America Apartment Communities, Inc.	718,998
6,582	Prologis, Inc.	767,000
2,515	Public Storage	707,117
8,741	Realty Income Corp.	604,440
7,124	Regency Centers Corp.	453,514
5,277	Simon Property Group, Inc.	642,422
11,062	UDR, Inc.	513,830
8,949	Welltower, Inc.	671,444
16,656	Weyerhaeuser Company	645,753
		10,817,325

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Hedged Equity Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES		VALUE
	Utilities (2.6%)
27,257	AES Corp.	$758,290
10,673	American Electric Power Company, Inc.~	946,802
9,929	CMS Energy Corp.	639,328
8,313	Consolidated Edison, Inc.	643,509
9,830	Dominion Energy, Inc.	785,417
13,593	Duke Energy Corp.~	1,368,679
6,015	Edison International	357,592
6,086	Entergy Corp.	665,139
8,383	Exelon Corp.	376,732
13,766	FirstEnergy Corp.	522,007
21,866	NextEra Energy, Inc.~	1,694,834
16,820	NiSource, Inc.	437,656
10,570	Public Service Enterprise Group, Inc.	667,601
15,092	Southern Company	998,638
12,114	Xcel Energy, Inc.	863,728
		11,725,952
	TOTAL COMMON STOCKS (Cost $318,736,948)	459,779,140
EXCHANGE-TRADED FUND (2.2%)
	Other (2.2%)
24,436	SPDR S&P 500 ETF Trust (Cost $10,106,228)	10,197,143
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.3%)#
	Other (0.3%)
	S&P 500 Index
250
104,529,250	Put, 06/30/21, Strike $3,600.00	478,750
200
83,623,400	Put, 05/28/21, Strike $3,800.00	223,000
175
73,170,475	Put, 05/28/21, Strike $3,900.00	301,875
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
100 41,811,700	Put, 05/28/21, Strike $3,700.00	$74,500
80
33,449,360	Call, 05/03/21, Strike $4,200.00	67,600
50
20,905,850	Put, 06/30/21, Strike $4,000.00	298,750
50
20,905,850	Put, 06/30/21, Strike $3,400.00	56,750
	TOTAL PURCHASED OPTIONS (Cost $2,704,718)	1,501,225
	TOTAL INVESTMENTS (105.7%) (Cost $338,135,194)	478,515,881
LIABILITIES, LESS OTHER ASSETS (-5.7%)		(25,842,985)
NET ASSETS (100.0%)		$452,672,896
WRITTEN OPTIONS (-6.0%)#
	Other (-6.0%)
	S&P 500 Index
350
146,340,950	Put, 06/30/21, Strike $3,200.00	(246,750)
310
129,616,270	Call, 06/30/21, Strike $3,800.00	(12,824,700)
300
125,435,100	Call, 06/30/21, Strike $3,850.00	(11,064,000)
150
62,717,550	Call, 06/30/21, Strike $4,075.00	(2,709,000)
10
4,181,170	Call, 06/30/21, Strike $4,000.00	(240,100)
	TOTAL WRITTEN OPTIONS (Premium $13,385,706)	$(27,084,550)

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $149,736,922.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

www.calamos.com

Phineus Long/Short Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (99.8%)
		Communication Services (10.6%)
12,291		Alphabet, Inc. - Class A#~	$28,926,868
91,500		Facebook, Inc. - Class A#~	29,744,820
			58,671,688
		Consumer Discretionary (5.3%)
135,500		Caesars Entertainment, Inc.#	13,257,320
177,500		Las Vegas Sands Corp.#~	10,873,650
58,500		Royal Caribbean Cruises, Ltd.#	5,086,575
			29,217,545
		Consumer Staples (4.7%)
218,000		Coca-Cola Company~	11,767,640
164,000		Sysco Corp.	13,895,720
			25,663,360
		Energy (1.0%)
94,000		Exxon Mobil Corp.	5,380,560
		Financials (17.1%)
321,500		Bank of America Corp.~	13,030,395
77,400		JPMorgan Chase & Company~	11,904,894
32,100,000	GBP	Lloyds Banking Group, PLC	20,129,247
243,500		Morgan Stanley~	20,100,925
8,500,000	GBP	Natwest Group, PLC	23,067,402
99,500		Truist Financial Corp.	5,901,345
			94,134,208
		Health Care (8.8%)
170,000		Baxter International, Inc.~	14,567,300
348,000		Boston Scientific Corp.#~	15,172,800
26,900		UnitedHealth Group, Inc.~	10,727,720
36,000		Vertex Pharmaceuticals, Inc.#	7,855,200
			48,323,020
		Industrials (33.2%)
185,000		AerCap Holdings, NV#	10,776,250
497,000		Air Lease Corp. - Class A~	23,214,870
64,500		Boeing Company#	15,112,995
303,000		Delta Air Lines, Inc.#~	14,216,760
74,500		Honeywell International, Inc.~	16,616,480
77,300		L3Harris Technologies, Inc.~	16,173,479
272,000		Raytheon Technologies Corp.~	22,641,280
103,600		Republic Services, Inc. - Class A~	11,012,680
300,000		Southwest Airlines Company#~	18,834,000
146,700		TransUnion~	15,343,353
90,000		Uber Technologies, Inc.#	4,929,300
63,700		Union Pacific Corp.~	14,147,133
			183,018,580
NUMBER OF SHARES			VALUE
		Information Technology (16.5%)
75,200		Fidelity National Information Services, Inc.~	$11,498,080
53,200		FleetCor Technologies, Inc.#~	15,306,704
76,300		Global Payments, Inc.~	16,376,269
46,700		Paycom Software, Inc.#~	17,951,947
46,500		Salesforce.com, Inc.#	10,709,880
49,000		Visa, Inc. - Class A	11,444,440
31,500		Workday, Inc. - Class A#	7,780,500
			91,067,820
		Materials (2.6%)
50,700		Linde, PLC	14,492,088
		TOTAL COMMON STOCKS (Cost $435,137,444)	549,968,869
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (1.9%)#
		Consumer Discretionary (0.2%)
2,600		Las Vegas Sands Corp.
15,927,600		Put, 05/21/21, Strike $60.00	399,100
1,740		Royal Caribbean Cruises, Ltd.
15,129,300		Call, 06/18/21, Strike $100.00	275,790
515		Target Corp.
10,673,890		Call, 05/21/21, Strike $215.00	173,813
122		Tesla, Inc.
8,655,168		Put, 05/21/21, Strike $640.00	139,080
			987,783
		Consumer Staples (0.1%)
1,360		Sysco Corp.
11,523,280		Call, 05/21/21, Strike $85.00	336,600
		Energy (0.4%)
		Energy Select Sector SPDR Fund
8,850
43,710,150		Call, 06/18/21, Strike $50.00	1,659,375
5,420
26,769,380		Call, 05/21/21, Strike $50.00	661,240
			2,320,615
		Industrials (0.4%)
2,160		Air Lease Corp.
10,089,360		Put, 05/21/21, Strike $45.00	280,800
480		Honeywell International, Inc.
10,705,920		Call, 05/21/21, Strike $230.00	53,040
1,800	GBP	International Consolidated Air
5,899,046		Call, 06/18/21, Strike 1.60	1,832,846
2,000		Uber Technologies, Inc.
10,954,000		Call, 06/18/21, Strike $60.00	398,000
			2,564,686

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Phineus Long/Short Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
	Information Technology (0.2%)
360 10,357,920	FleetCor Technologies, Inc. Call, 05/21/21, Strike $300.00	$181,800
500	Salesforce.com, Inc.
11,516,000	Call, 06/18/21, Strike $220.00	832,500
1,500	Workday, Inc.
37,050,000	Call, 05/28/21, Strike $280.00	195,750
		1,210,050
	Other (0.6%)
3,600	Consumer Staples Select Sector
25,048,800	Put, 06/18/21, Strike $68.00	192,600
16,600	iShares MSCI United Kingdom ETF
53,999,800	Call, 07/16/21, Strike $32.00	1,867,500
2,675	SPDR S&P 500 ETF Trust
111,627,750	Put, 05/21/21, Strike $415.00	1,270,625
		3,330,725
	TOTAL PURCHASED OPTIONS (Cost $10,216,806)	10,750,459
	TOTAL INVESTMENTS (101.7%) (Cost $445,354,250)	560,719,328
LIABILITIES, LESS OTHER ASSETS (-1.7%)		(9,554,550)
NET ASSETS (100.0%)		$551,164,778
NUMBER OF SHARES		VALUE
COMMON STOCKS SOLD SHORT (-3.1%)#
	Consumer Discretionary (-3.1%)
(101,000)	eBay, Inc.	(5,634,790)
(12,200)	Tesla, Inc.	(8,655,168)
(17,000)	Williams-Sonoma, Inc.	(2,902,750)
		(17,192,708)
	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $13,809,636)	(17,192,708)
EXCHANGE-TRADED FUNDS SOLD SHORT (-52.6%)#
	Other (-52.6%)
(92,947)	ARK Innovation ETF	(11,225,209)
(360,000)	Consumer Staples Select Sector SPDR Fund	(25,048,800)
(607,000)	SPDR S&P 500 ETF Trust	(253,301,100)
	TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $259,184,478)	(289,575,109)
	TOTAL SECURITIES SOLD SHORT (Proceeds $272,994,114)	(306,767,817)
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
WRITTEN OPTIONS (-1.5%)#
		Communication Services (0.0%)
122		Alphabet, Inc.
28,712,700		Call, 06/18/21, Strike $2,600.00	$(115,290)
		Consumer Discretionary (-0.6%)
2,600		Las Vegas Sands Corp.
15,927,600		Put, 06/18/21, Strike $70.00	(2,509,000)
745		Peloton Interactive, Inc.
7,327,075		Call, 05/07/21, Strike $150.00	(1,490)
		Royal Caribbean Cruises, Ltd.
290
2,521,550		Put, 06/18/21, Strike $90.00	(212,425)
290
2,521,550		Call, 06/18/21, Strike $85.00	(196,475)
		Target Corp.
515
10,673,890		Call, 05/14/21, Strike $210.00	(96,820)
515
10,673,890		Call, 05/21/21, Strike $225.00	(73,645)
		Tesla, Inc.
122
8,655,168		Put, 05/21/21, Strike $575.00	(49,715)
122
8,655,168		Put, 06/18/21, Strike $540.00	(102,175)
170		Williams-Sonoma, Inc.
2,902,750		Call, 05/21/21, Strike $175.00	(71,400)
			(3,313,145)
		Consumer Staples (-0.1%)
340		Sysco Corp.
2,880,820		Put, 05/21/21, Strike $80.00	(34,000)
770		Walmart, Inc.
10,773,070		Call, 05/21/21, Strike $140.00	(226,380)
			(260,380)
		Financials (0.0%)
		Lloyds Banking Group, PLC
42,800
26,878,400	GBP	Call, 05/21/21, Strike 0.48	(206,881)
30,200
18,965,600	GBP	Put, 05/21/21, Strike 0.30	(4,171)
			(211,052)
		Industrials (-0.4%)
910		AerCap Holdings, NV
5,300,750		Put, 05/21/21, Strike $60.00	(275,275)
2,160		Air Lease Corp.
10,089,360		Put, 07/16/21, Strike $55.00	(1,976,400)
2,700		Embraer, SA
2,983,500		Put, 05/21/21, Strike $10.00	(54,000)
120		Honeywell International, Inc.
2,676,480		Put, 05/21/21, Strike $230.00	(106,800)
			(2,412,475)

See accompanying Notes to Schedule of Investments

www.calamos.com

Phineus Long/Short Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
	Information Technology (-0.1%)
315	Workday, Inc.
7,780,500	Put, 05/21/21, Strike $260.00	$(502,425)
	Other (-0.3%)
3,600	Consumer Staples Select Sector
25,048,800	Put, 09/17/21, Strike $63.00	(453,600)
2,675	SPDR S&P 500 ETF Trust
111,627,750	Put, 06/30/21, Strike $380.00	(932,237)
		(1,385,837)
	TOTAL WRITTEN OPTIONS (Premium $8,028,121)	$(8,200,604)

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options and securities sold short. The aggregate value of such securities is $217,809,686.

FOREIGN CURRENCY ABBREVIATIONS

GBP  British Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Convertible Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (83.3%)
	Communication Services (9.9%)
4,873,000	Eventbrite, Inc.* 0.750%, 09/15/26	$5,298,072
12,500,000	Liberty Media Corp. 0.500%, 12/01/50*	13,989,375
10,750,000	1.375%, 10/15/23	14,068,847
8,000,000	Liberty Media Corp. / Liberty Formula One~ 1.000%, 01/30/23	10,810,400
6,537,000	Magnite, Inc.* 0.250%, 03/15/26	6,180,603
7,750,000	Match Group FinanceCo 3, Inc.* 2.000%, 01/15/30	15,322,835
6,000,000	Sea, Ltd.* 2.375%, 12/01/25	17,062,500
32,000,000	Snap, Inc.* 0.000%, 05/01/27	32,853,440
3,273,000	0.250%, 05/01/25	9,384,640
15,250,000	Twitter, Inc. 0.000%, 03/15/26*	13,919,133
5,500,000	0.250%, 06/15/24	6,754,770
7,600,000	Zynga, Inc. 0.250%, 06/01/24	10,663,028
		156,307,643
	Consumer Discretionary (21.4%)
7,750,000	Airbnb, Inc.* 0.000%, 03/15/26	7,687,690
15,419,000	Booking Holdings, Inc.*^ 0.750%, 05/01/25	23,389,852
6,750,000	Burlington Stores, Inc.* 2.250%, 04/15/25	10,805,670
3,435,000	Carnival Corp.^ 5.750%, 04/01/23	10,126,620
11,000,000	Chegg, Inc.* 0.000%, 09/01/26	12,084,160
3,250,000	Dick's Sporting Goods, Inc. 3.250%, 04/15/25	7,983,625
7,250,000	DISH Network Corp.* 0.000%, 12/15/25	8,877,553
15,250,000	DraftKings, Inc.* 0.000%, 03/15/28	14,580,372
16,750,000	Etsy, Inc.*^ 0.125%, 09/01/27	21,804,815
5,570,000	Expedia Group, Inc.*^ 0.000%, 02/15/26	6,083,108
15,250,000	Ford Motor Company* 0.000%, 03/15/26	15,069,592
1,435,000	Guess, Inc. 2.000%, 04/15/24	1,803,666
5,517,000	MakeMyTrip, Ltd.* 0.000%, 02/15/28	5,484,064
PRINCIPAL AMOUNT		VALUE
14,750,000	Marriott Vacations Worldwide Corp.* 0.000%, 01/15/26	$17,529,342
5,285,000	NCL Corp., Ltd.* 5.375%, 08/01/25	10,057,514
3,750,000	6.000%, 05/15/24	9,191,363
3,750,000	RH 0.000%, 09/15/24	12,177,563
3,250,000	0.000%, 06/15/23	11,512,833
20,500,000	Royal Caribbean Cruises, Ltd.* 4.250%, 06/15/23	28,866,050
7,750,000	Shake Shack, Inc.* 0.000%, 03/01/28	7,368,700
2,700,000	Tesla, Inc. 2.000%, 05/15/24	30,850,011
4,000,000	Under Armour, Inc.* 1.500%, 06/01/24	8,354,720
20,750,000	Vail Resorts, Inc.*~ 0.000%, 01/01/26	22,105,182
20,000,000	Wayfair, Inc.* 0.625%, 10/01/25	20,732,600
8,000,000	Winnebago Industries, Inc. 1.500%, 04/01/25	11,430,240
		335,956,905
	Consumer Staples (0.5%)
7,750,000	Beyond Meat, Inc.* 0.000%, 03/15/27	7,400,707
	Energy (0.7%)
7,750,000	Pioneer Natural Resources Company*~ 0.250%, 05/15/25	11,790,850
	Health Care (13.6%)
7,500,000	Bridgebio Pharma, Inc.* 2.250%, 02/01/29	6,920,925
4,630,000	CONMED Corp. 2.625%, 02/01/24	7,639,037
20,500,000	DexCom, Inc.* 0.250%, 11/15/25	20,554,530
2,772,000	Envista Holdings Corp.*^ 2.375%, 06/01/25	5,947,492
8,750,000	Exact Sciences Corp. 0.375%, 03/15/27	11,971,750
12,500,000	Guardant Health, Inc.* 0.000%, 11/15/27	16,449,250
7,750,000	Halozyme Therapeutics, Inc.* 0.250%, 03/01/27	7,504,558
16,975,000	Insulet Corp. 0.375%, 09/01/26	24,480,836
13,500,000	Integra LifeSciences Holdings Corp. 0.500%, 08/15/25	15,686,190
10,000,000	Jazz Investments I, Ltd.* 2.000%, 06/15/26	12,927,100
14,000,000	NeoGenomics, Inc. 0.250%, 01/15/28	14,188,160

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
5,600,000	NuVasive, Inc.^ 0.375%, 03/15/25	$5,846,960
7,500,000	Oak Street Health, Inc.* 0.000%, 03/15/26	7,850,400
11,250,000	Omnicell, Inc.* 0.250%, 09/15/25	17,519,962
10,000,000	Pacira BioSciences, Inc.* 0.750%, 08/01/25	11,133,300
6,805,000	Repligen Corp. 0.375%, 07/15/24	12,853,624
2,000,000	Sarepta Therapeutics, Inc. 1.500%, 11/15/24	2,520,360
10,000,000	Teladoc Health, Inc.*^ 1.250%, 06/01/27	11,225,600
		213,220,034
	Industrials (6.2%)
4,500,000	Air Canada*~ 4.000%, 07/01/25	6,926,130
7,000,000	Air Transport Services Group, Inc.~ 1.125%, 10/15/24	7,465,640
15,000,000	JetBlue Airways Corp.*^ 0.500%, 04/01/26	16,456,200
5,500,000	Middleby Corp.* 1.000%, 09/01/25	8,260,725
13,250,000	Southwest Airlines Company~ 1.250%, 05/01/25	23,046,387
7,500,000	Sunrun, Inc.* 0.000%, 02/01/26	6,200,250
27,500,000	Uber Technologies, Inc.*^ 0.000%, 12/15/25	28,854,100
		97,209,432
	Information Technology (28.4%)
9,500,000	Akamai Technologies, Inc. 0.125%, 05/01/25	11,956,795
14,750,000	Bentley Systems, Inc.* 0.125%, 01/15/26	15,680,135
7,125,000	Bill.com Holdings, Inc.* 0.000%, 12/01/25	8,675,115
19,000,000	Coupa Software, Inc.* 0.375%, 06/15/26	22,040,190
8,500,000	Datadog, Inc.* 0.125%, 06/15/25	10,189,120
7,750,000	Enphase Energy, Inc.* 0.000%, 03/01/26	7,078,540
7,750,000	0.000%, 03/01/28	6,829,765
2,750,000	Everbridge, Inc. 0.125%, 12/15/24	3,703,260
7,750,000	Fastly, Inc.* 0.000%, 03/15/26	7,531,373
8,000,000	Five9, Inc.* 0.500%, 06/01/25	12,101,200
PRINCIPAL AMOUNT		VALUE
6,500,000	LivePerson, Inc.* 0.000%, 12/15/26	$6,518,200
7,750,000	Lumentum Holdings, Inc. 0.500%, 12/15/26	8,619,085
28,525,000	Microchip Technology, Inc.^ 0.125%, 11/15/24	32,758,110
7,750,000	MicroStrategy, Inc.* 0.000%, 02/15/27	6,360,348
7,500,000	MongoDB, Inc. 0.250%, 01/15/26	11,669,475
7,575,000	Nova Measuring Instruments, Ltd.* 0.000%, 10/15/25	10,319,574
8,000,000	Okta, Inc. 0.125%, 09/01/25	12,347,760
4,750,000	0.375%, 06/15/26*	6,247,058
4,250,000	ON Semiconductor Corp. 1.625%, 10/15/23	8,322,180
9,500,000	Palo Alto Networks, Inc.~ 0.750%, 07/01/23	13,385,120
7,500,000	Proofpoint, Inc. 0.250%, 08/15/24	9,343,950
3,500,000	Q2 Holdings, Inc. 0.750%, 06/01/26	4,649,540
14,500,000	Repay Holdings Corp.* 0.000%, 02/01/26	14,037,450
25,250,000	RingCentral, Inc. 0.000%, 03/01/25	28,570,122
18,750,000	Shift4 Payments, Inc.* 0.000%, 12/15/25	26,403,375
8,898,000	Shopify, Inc.^ 0.125%, 11/01/25	10,395,800
10,750,000	Silicon Laboratories, Inc.* 0.625%, 06/15/25	14,100,882
20,000,000	Splunk, Inc.* 1.125%, 06/15/27	18,464,200
12,500,000	Square, Inc.*^ 0.250%, 11/01/27	14,756,375
12,500,000	0.000%, 05/01/26	14,482,375
1,500,000	Twilio, Inc.^ 0.250%, 06/01/23	7,774,380
7,500,000	Tyler Technologies, Inc.* 0.250%, 03/15/26	7,959,450
3,250,000	Viavi Solutions, Inc.^ 1.000%, 03/01/24	4,410,153
10,500,000	Wix.com, Ltd.* 0.000%, 08/15/25	11,593,575
7,000,000	Workday, Inc. 0.250%, 10/01/22	11,935,280
9,250,000	Zendesk, Inc.* 0.625%, 06/15/25	13,604,900
8,653,000	Zscaler, Inc.* 0.125%, 07/01/25	12,152,619
		446,966,829

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Convertible Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	Materials (1.1%)
7,500,000	Ivanhoe Mines, Ltd.* 2.500%, 04/15/26	$8,999,175
8,241,000	MP Materials Corp.* 0.250%, 04/01/26	7,886,555
		16,885,730
	Real Estate (1.5%)
6,000,000	IH Merger Sub, LLC 3.500%, 01/15/22	9,296,040
12,000,000	Redfin Corp.* 0.000%, 10/15/25	14,551,800
		23,847,840
	TOTAL CONVERTIBLE BONDS (Cost $1,079,127,438)	1,309,585,970
NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (11.5%)
	Communication Services (0.7%)
9,250	2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	10,884,077
	Consumer Discretionary (1.0%)
92,520	Aptiv, PLC 5.500%, 06/15/23	15,108,516
	Financials (1.5%)
10,300	Bank of America Corp.~‡‡ 7.250%	14,584,594
107,870	KKR & Company, Inc.^ 6.000%, 09/15/23	8,088,093
		22,672,687
	Health Care (2.9%)
157,130	Avantor, Inc. 6.250%, 05/15/22	15,530,729
80,360	Boston Scientific Corp. 5.500%, 06/01/23	9,448,729
12,375	Danaher Corp. 4.750%, 04/15/22	21,204,687
		46,184,145
	Industrials (1.0%)
129,110	Stanley Black & Decker, Inc.^ 5.250%, 11/15/22	15,752,711
	Information Technology (1.5%)
16,605	Broadcom, Inc. 8.000%, 09/30/22	24,068,117
	Utilities (2.9%)
74,990	AES Corp. 6.875%, 02/15/24	8,173,160
NUMBER OF SHARES		VALUE
152,490	Dominion Energy, Inc. 7.250%, 06/01/22	$15,729,344
174,515	NextEra Energy, Inc. 6.219%, 09/01/23	8,807,772
149,730	4.872%, 09/01/22^	8,735,248
86,590	5.279%, 03/01/23^	4,361,538
		45,807,062
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $148,556,174)	180,477,315
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.3%)#
	Financials (0.2%)
3,910 15,847,230	Bank of America Corp. Call, 01/21/22, Strike $35.00	2,717,450
	Information Technology (0.1%)
1,300 11,189,100	Micron Technology, Inc. Call, 06/18/21, Strike $75.00	1,608,750
	TOTAL PURCHASED OPTIONS (Cost $2,241,545)	4,326,200
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (4.3%)
33,059,905	JPMorgan Prime Money Market Fund - Capital Class, 0.090%***†	33,059,905
35,616,790	State Street Navigator Securities Lending Government Money Market Portfolio†	35,616,790
	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $68,676,695)	68,676,695
	TOTAL INVESTMENTS (99.4%) (Cost $1,298,601,852)	1,563,066,180
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-4.4%)		(68,676,695)
OTHER ASSETS, LESS LIABILITIES (5.0%)		78,191,036
NET ASSETS (100.0%)		$1,572,580,521

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Fund Schedule of Investments April 30, 2021 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $57,297,496.

^  Security, or portion of security, is on loan.

#  Non-income producing security.

‡‡  Perpetual maturity.

***  The rate disclosed is the 7 day net yield as of April 30, 2021.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2021.

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/(LOSS)
Bank of New York	Canadian Dollar	07/29/21	873,000	$710,365	$12,044
					$12,044
COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/(LOSS)
State Street Bank and Trust	Canadian Dollar	07/29/21	1,201,000	$977,261	$(200)
State Street Bank and Trust	Canadian Dollar	07/29/21	7,266,000	5,912,387	(98,530)
Northern Trust Company	Canadian Dollar	07/29/21	8,420,000	6,851,403	(116,885)
					$(215,615)

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Global Convertible Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (85.7%)
		Communication Services (10.6%)
1,363,000		Bharti Airtel, Ltd.* 1.500%, 02/17/25	$1,616,055
600,000	EUR	Cellnex Telecom, SA 1.500%, 01/16/26	1,187,969
50,000,000	JPY	CyberAgent, Inc. 0.000%, 02/17/23	667,870
50,000,000	JPY	0.000%, 02/19/25	705,005
1,205,000		iQIYI, Inc. 4.000%, 12/15/26	1,182,671
760,000		2.000%, 04/01/25	705,022
1,000,000		Kakao Corp. 0.000%, 04/28/23	1,276,860
710,000		Liberty Media Corp. 1.375%, 10/15/23	929,198
665,000		Liberty Media Corp. (Sirius XM Holdings, Inc.)*§ 2.125%, 03/31/48	688,714
660,000		Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	891,858
750,000		Momo, Inc. 1.250%, 07/01/25	661,905
1,174,000		Sea, Ltd.* 2.375%, 12/01/25	3,338,563
4,133,000		Snap, Inc. 0.000%, 05/01/27*	4,243,227
1,032,000		0.750%, 08/01/26	2,825,172
2,711,000		Twitter, Inc. 0.000%, 03/15/26*	2,474,411
2,090,000		0.250%, 06/15/24^	2,566,813
1,000,000		Xiaomi Best Time International, Ltd. 0.000%, 12/17/27	1,029,290
1,442,000		Zynga, Inc. 0.250%, 06/01/24	2,023,169
			29,013,772
		Consumer Discretionary (16.8%)
1,366,000		Airbnb, Inc.* 0.000%, 03/15/26	1,355,017
613,000		Baozun, Inc. 1.625%, 05/01/24	620,472
957,000		Booking Holdings, Inc.*^ 0.750%, 05/01/25	1,451,721
5,000,000	HKD	China Yuhua Education Corp., Ltd. 0.900%, 12/27/24	770,275
600,000		Cie Generale des Etablissements Michelin, SCA 0.000%, 01/10/22	621,984
900,000	EUR	Delivery Hero, SE 0.250%, 01/23/24	1,559,858
2,719,000		DraftKings, Inc.* 0.000%, 03/15/28	2,599,609
PRINCIPAL AMOUNT			VALUE
1,200,000	CHF	Dufry One, BV 0.750%, 03/30/26	$1,343,212
958,000		Etsy, Inc.*^ 0.125%, 09/01/27	1,247,105
993,000		Expedia Group, Inc.*^ 0.000%, 02/15/26	1,084,475
521,000		Fiverr International, Ltd.* 0.000%, 11/01/25	634,552
1,100,000	EUR	Global Fashion Group, SA 1.250%, 03/15/28	1,367,002
600,000	EUR	HelloFresh, SE 0.750%, 05/13/25	1,110,951
969,000		Liberty Broadband Corp.* 2.750%, 09/30/50	1,001,181
1,958,000		MakeMyTrip, Ltd.* 0.000%, 02/15/28	1,946,311
1,303,000		Marriott Vacations Worldwide Corp.* 0.000%, 01/15/26	1,548,524
2,700,000		Meituan 0.000%, 04/27/28	2,787,291
1,822,000		NCL Corp., Ltd.* 5.375%, 08/01/25	3,467,321
900,000	GBP	Ocado Group, PLC 0.750%, 01/18/27	1,314,575
948,000		Peloton Interactive, Inc.* 0.000%, 02/15/26	860,926
2,243,000		Pinduoduo, Inc. 0.000%, 12/01/25	2,364,974
3,427,000		Royal Caribbean Cruises, Ltd.* 4.250%, 06/15/23	4,825,559
416,000	EUR	SEB, SA 0.000%, 11/17/21	923,136
1,355,000		Shake Shack, Inc.* 0.000%, 03/01/28	1,288,334
1,000,000	EUR	Shop Apotheke Europe, NV 0.000%, 01/21/28	1,351,605
980,000		Stride, Inc.* 1.125%, 09/01/27	880,118
116,000		Tesla, Inc. 2.000%, 05/15/24	1,325,408
1,863,000		Wayfair, Inc.* 0.625%, 10/01/25	1,931,242
1,500,000	EUR	Zalando, SE 0.050%, 08/06/25	2,198,818
			45,781,556
		Consumer Staples (2.1%)
3,800,000		Carrefour, SA 0.000%, 03/27/24	3,868,552
100,000,000	JPY	Nippn Corp. 0.000%, 06/20/25	927,450
729,000		Turning Point Brands, Inc. 2.500%, 07/15/24	848,804
			5,644,806

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Convertible Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT			VALUE
		Energy (2.0%)
2,141,000		Pioneer Natural Resources Company*
		0.250%, 05/15/25	$3,257,317
2,000,000		TOTAL, SE 0.500%, 12/02/22	2,072,980
			5,330,297
		Financials (4.1%)
2,700,000	EUR	Corestate Capital Holding, SA 1.375%, 11/28/22	2,766,272
1,000,000	GBP	Cornwall Jersey, Ltd. 0.750%, 04/16/26	1,370,291
1,670,000		GSK Finance No 3, PLC* 0.000%, 06/22/23	1,803,784
1,200,000		JPMorgan Chase Bank, N.A. 0.000%, 08/07/22	1,712,304
900,000	EUR	LEG Immobilien, SE^ 0.875%, 09/01/25	1,312,918
1,700,000	EUR	Oliver Capital Sarl 0.000%, 12/29/23	2,240,992
			11,206,561
		Health Care (9.6%)
1,312,000		Bridgebio Pharma, Inc.* 2.250%, 02/01/29	1,210,701
650,000		Coherus Biosciences, Inc. 1.500%, 04/15/26	693,459
1,140,000		DexCom, Inc.* 0.250%, 11/15/25	1,143,032
600,000	EUR	GN Store Nord, A/S 0.000%, 05/21/24	927,057
1,113,000		Guardant Health, Inc.* 0.000%, 11/15/27	1,464,641
1,372,000		Haemonetics Corp.* 0.000%, 03/01/26	1,137,333
1,372,000		Halozyme Therapeutics, Inc.* 0.250%, 03/01/27	1,328,549
702,000		Innoviva, Inc. 2.500%, 08/15/25	732,923
970,000		Insulet Corp. 0.375%, 09/01/26	1,398,905
1,088,000		Integra LifeSciences Holdings Corp. 0.500%, 08/15/25	1,264,191
1,295,000		Jazz Investments I, Ltd.* 2.000%, 06/15/26	1,674,059
240,000,000	JPY	Menicon Company, Ltd. 0.000%, 01/29/25	2,452,660
1,241,000		NeoGenomics, Inc. 0.250%, 01/15/28	1,257,679
926,000		Novocure, Ltd.* 0.000%, 11/01/25	1,321,346
710,000		NuVasive, Inc. 0.375%, 03/15/25	741,311
1,331,000		Oak Street Health, Inc.* 0.000%, 03/15/26	1,393,184
PRINCIPAL AMOUNT			VALUE
950,000		Omnicell, Inc.* 0.250%, 09/15/25	$1,479,464
1,045,000		Pacira BioSciences, Inc. 0.750%, 08/01/25*	1,163,430
113,000		2.375%, 04/01/22	127,994
130,000,000	JPY	Ship Healthcare Holdings, Inc. 0.000%, 12/13/23	1,395,410
630,000		Tabula Rasa HealthCare, Inc. 1.750%, 02/15/26	633,408
1,085,000		Teladoc Health, Inc.*^ 1.250%, 06/01/27	1,217,978
			26,158,714
		Industrials (5.4%)
1,676,000		Air Canada* 4.000%, 07/01/25	2,579,599
900,000	EUR	Duerr, AG 0.750%, 01/15/26	1,319,973
5,000,000	HKD	Harvest International Company 0.000%, 11/21/22	1,147,778
952,000		Middleby Corp.* 1.000%, 09/01/25	1,429,856
1,173,000		Southwest Airlines Company 1.250%, 05/01/25	2,040,257
2,624,000		Sunrun, Inc.* 0.000%, 02/01/26	2,169,261
2,378,000		Uber Technologies, Inc.* 0.000%, 12/15/25	2,495,093
1,400,000		Vinci, SA^ 0.375%, 02/16/22	1,649,382
			14,831,199
		Information Technology (28.7%)
1,307,000		21Vianet Group, Inc.* 0.000%, 02/01/26	1,137,743
2,800,000	AUD	Afterpay, Ltd. 0.000%, 03/12/26	1,988,865
1,310,000		Akamai Technologies, Inc. 0.125%, 05/01/25	1,648,779
664,000		Alteryx, Inc. 0.500%, 08/01/24	624,452
655,000		1.000%, 08/01/26	592,356
1,247,000		Bill.com Holdings, Inc.* 0.000%, 12/01/25	1,518,297
2,690,000		Coupa Software, Inc.* 0.375%, 06/15/26	3,120,427
1,573,000		CyberArk Software, Ltd. 0.000%, 11/15/24	1,773,730
130,000,000	JPY	Dainippon Screen Manufacturing Company 0.000%, 06/11/25	1,378,554
746,000		Datadog, Inc.* 0.125%, 06/15/25	894,245
1,374,000		Dropbox, Inc.* 0.000%, 03/01/28	1,362,238

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Global Convertible Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT			VALUE
3,348,000	CAD	Dye & Durham, Ltd.* 3.750%, 03/01/26	$2,782,396
1,372,000		Enphase Energy, Inc.* 0.000%, 03/01/28	1,209,089
2,744,000		Fastly, Inc.* 0.000%, 03/15/26	2,666,592
330,000		FireEye, Inc. 1.625%, 06/01/35	328,027
1,126,000		Five9, Inc.* 0.500%, 06/01/25	1,703,244
1,163,000		LivePerson, Inc.* 0.000%, 12/15/26	1,166,256
1,761,000		Lumentum Holdings, Inc. 0.500%, 12/15/26	1,958,478
2,967,000		Microchip Technology, Inc. 0.125%, 11/15/24	3,407,303
2,764,000		MicroStrategy, Inc.* 0.000%, 02/15/27	2,268,387
1,362,000		New Relic, Inc. 0.500%, 05/01/23	1,331,151
2,300,000	EUR	Nexi S.p.A 0.000%, 02/24/28	2,665,158
1,400,000	EUR	1.750%, 04/24/27	1,972,348
969,000		Nice, Ltd.*^ 0.000%, 09/15/25	1,024,359
1,325,000		Okta, Inc. 0.125%, 09/01/25	2,045,098
1,488,000		ON Semiconductor Corp. 1.625%, 10/15/23	2,913,742
770,000		Palo Alto Networks, Inc. 0.375%, 06/01/25*	1,005,058
650,000		0.750%, 07/01/23	915,824
729,000		Pegasystems, Inc. 0.750%, 03/01/25	837,869
305,000		Pluralsight, Inc. 0.375%, 03/01/24	304,817
1,110,000		Proofpoint, Inc. 0.250%, 08/15/24	1,382,905
1,930,000		Repay Holdings Corp.* 0.000%, 02/01/26	1,868,433
1,960,000		RingCentral, Inc.* 0.000%, 03/15/26	2,038,224
929,000		Shift4 Payments, Inc.* 0.000%, 12/15/25	1,308,199
417,000		Shopify, Inc.^ 0.125%, 11/01/25	487,194
742,000		Silicon Laboratories, Inc.* 0.625%, 06/15/25	973,289
983,200	EUR	Silicon On Insulator Tec 0.000%, 10/01/25	2,515,785
1,430,000		Splunk, Inc. 1.125%, 09/15/25	1,616,372
PRINCIPAL AMOUNT			VALUE
2,190,000 Square, Inc.*^		0.250%, 11/01/27	$2,585,317
1,346,000		Tyler Technologies, Inc.* 0.250%, 03/15/26	1,428,456
1,200,000		Win Semiconductors Corp. 0.000%, 01/14/26	1,275,900
1,862,000		Wix.com, Ltd.* 0.000%, 08/15/25	2,055,927
1,870,000		Workday, Inc. 0.250%, 10/01/22	3,188,425
1,146,000		Workiva, Inc. 1.125%, 08/15/26	1,559,637
1,735,000		Xero Investments, Ltd. 0.000%, 12/02/25	1,786,755
1,649,000		Zendesk, Inc.* 0.625%, 06/15/25	2,425,349
790,000		Zscaler, Inc.* 0.125%, 07/01/25	1,109,508
			78,150,557
		Materials (2.1%)
4,000,000		BASF, SE 0.925%, 03/09/23	4,027,560
50,000,000	JPY	Mitsubishi Chemical Holdings Corp. 0.000%, 03/29/24	471,182
400,000	EUR	Symrise, AG 0.238%, 06/20/24	598,153
60,000,000	JPY	Teijin, Ltd. 0.000%, 12/10/21	568,427
			5,665,322
		Real Estate (4.3%)
700,000	EUR	ANLLIAN Capital, Ltd. 0.000%, 02/05/25	1,128,829
1,990,000		ESR Cayman, Ltd. 1.500%, 09/30/25	2,189,478
1,900,000	EUR	Grand City Properties, SA 0.250%, 03/02/22	2,339,668
525,000		IH Merger Sub, LLC 3.500%, 01/15/22	813,403
2,135,000		Redfin Corp.* 0.000%, 10/15/25	2,589,008
140,000,000	JPY	Relo Group, Inc. 0.000%, 12/17/27	1,300,031
1,400,000		Vingroup JSC 3.000%, 04/20/26	1,453,802
			11,814,219
		TOTAL CONVERTIBLE BONDS (Cost $209,774,441)	233,597,003

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Convertible Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT			VALUE
BANK LOAN (0.2%)¡
		Financials (0.2%)
1,110,096	EUR	Steenbok Lux Finco 2 Sarl‡ 10.000%, 12/31/21 6 mo. EURIBOR + 10.00% (Cost $624,334)	$673,980
NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (8.3%)
		Communication Services (0.4%)
845		2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	994,275
		Financials (3.1%)
2,487		Bank of America Corp.‡‡ 7.250%	3,521,542
18,628		KKR & Company, Inc.^ 6.000%, 09/15/23	1,396,727
2,530		Wells Fargo & Company‡‡ 7.500%	3,627,565
			8,545,834
		Health Care (1.0%)
13,930		Avantor, Inc. 6.250%, 05/15/22	1,376,841
772		Danaher Corp. 4.750%, 04/15/22	1,322,830
			2,699,671
		Information Technology (1.1%)
1,995		Broadcom, Inc. 8.000%, 09/30/22	2,891,653
		Utilities (2.7%)
13,463		AES Corp. 6.875%, 02/15/24	1,467,332
12,955		American Electric Power Company, Inc. 6.125%, 03/15/22	650,212
13,250		DTE Energy Company 6.250%, 11/01/22	672,305
28,565		Essential Utilities, Inc. 6.000%, 04/30/22	1,688,477
31,000		NextEra Energy, Inc. 6.219%, 09/01/23	1,564,570
12,818		Sempra Energy 6.750%, 07/15/21	1,345,121
			7,388,017
		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $19,017,502)	22,519,450
PRINCIPAL AMOUNT			VALUE
U.S. GOVERNMENT AND AGENCY SECURITIES (1.9%)
		United States Treasury Note
2,693,000		1.875%, 05/31/22	$2,745,124
2,297,000		1.750%, 07/15/22	2,342,940
		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $5,028,466)	5,088,064
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.2%)#
		Consumer Discretionary (0.1%)
167 3,856,865		Alibaba Group Holding, Ltd. Call, 11/19/21, Strike $250.00	278,890
		Industrials (0.1%)
348 5,573,290	EUR	Schneider Electric, SE Call, 12/17/21, Strike 130.00	416,291
		TOTAL PURCHASED OPTIONS (Cost $773,336)	695,181
NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (5.4%)
14,687,238		State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $14,687,238)	14,687,238
		TOTAL INVESTMENTS (101.7%) (Cost $249,905,317)	277,260,916
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-5.4%)			(14,687,238)
OTHER ASSETS, LESS LIABILITIES (3.7%)			10,126,171
NET ASSETS (100.0%)			$272,699,849

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§  Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

^  Security, or portion of security, is on loan.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Global Convertible Fund Schedule of Investments April 30, 2021 (Unaudited)

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

‡  Variable rate security. The rate shown is the rate in effect at April 30, 2021.

#  Non-income producing security.

‡‡  Perpetual maturity.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2021.

FOREIGN CURRENCY ABBREVIATIONS

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

JPY  Japanese Yen

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
APRIL 30, 2021

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$226,100,172	81.5%
European Monetary Unit	30,576,763	11.0%
Japanese Yen	9,866,589	3.6%
Canadian Dollar	2,782,396	1.0%
British Pound Sterling	2,684,866	1.0%
Australian Dollar	1,988,865	0.7%
Hong Kong Dollar	1,918,053	0.7%
Swiss Franc	1,343,212	0.5%
Total Investments	$277,260,916	100.0%

Currency exposure may vary over time.
See accompanying Notes to Schedule of Investments

www.calamos.com

Timpani Small Cap Growth Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (99.5%)
	Communication Services (4.7%)
19,340	Cardlytics, Inc.#	$2,659,830
18,513	Endeavor Group Holdings, Inc. - Class A#	510,218
186,315	iClick Interactive Asia Group, Ltd.#	2,403,464
171,570	Magnite, Inc.#	6,871,379
62,833	MediaAlpha, Inc. - Class A#	2,780,360
		15,225,251
	Consumer Discretionary (25.3%)
20,537	Asbury Automotive Group, Inc.#	4,078,854
32,607	At Home Group, Inc.#	1,029,729
46,645	Boot Barn Holdings, Inc.#	3,290,338
143,715	CarParts.com, Inc.#	2,483,395
45,827	Chegg, Inc.#	4,139,553
15,386	Crocs, Inc.#	1,540,446
8,533	Deckers Outdoor Corp.#	2,885,861
289,066	Full House Resorts, Inc.#	2,821,284
83,077	GrowGeneration Corp.#	3,622,157
242,996	Kirkland's, Inc.#	7,192,682
36,153	Lindblad Expeditions Holdings, Inc.#	592,548
33,889	Lithia Motors, Inc. - Class A	13,026,254
88,316	Lovesac Company#	6,470,913
46,159	Malibu Boats, Inc. - Class A#	3,847,814
85,398	OneWater Marine, Inc. - Class A#	4,374,940
13,906	Penn National Gaming, Inc.#	1,239,303
25,246	Polaris, Inc.	3,535,197
56,348	Purple Innovation, Inc. - Class A#	1,920,340
162,351	Quotient Technology, Inc.#	2,652,815
46,490	RealReal, Inc.#	1,151,557
31,414	TopBuild Corp.#	6,985,845
39,085	YETI Holdings, Inc.#	3,338,641
		82,220,466
	Consumer Staples (2.1%)
2,675	Boston Beer Company, Inc. - Class A#	3,254,111
61,678	Celsius Holdings, Inc.#	3,534,149
		6,788,260
	Financials (5.6%)
32,826	BRP Group, Inc. - Class A#	952,611
70,476	LPL Financial Holdings, Inc.	11,043,589
169,381	Selectquote, Inc.#	5,272,831
7,761	Silvergate Capital Corp. - Class A#	832,134
		18,101,165
	Health Care (24.0%)
8,047	Addus HomeCare Corp.#	851,373
111,392	Aldeyra Therapeutics, Inc.#	1,400,197
176,654	Alphatec Holdings, Inc.#	2,824,697
NUMBER OF SHARES		VALUE
2,410	Amedisys, Inc.#	$650,339
100,696	Apyx Medical Corp.#	1,020,050
125,013	Avid Bioservices, Inc.#	2,675,903
91,990	Axonics, Inc.#	5,788,931
27,948	BioLife Solutions, Inc.#	975,385
30,463	CareDx, Inc.#	2,408,709
69,702	Castle Biosciences, Inc.#	4,811,529
67,491	Cutera, Inc.#	2,026,755
26,440	DarioHealth Corp.#	573,219
22,925	Eargo, Inc.#	1,312,227
50,116	Establishment Labs Holdings, Inc.#	3,640,426
61,131	Exagen, Inc.#	1,030,669
44,589	Halozyme Therapeutics, Inc.#	2,227,221
150,789	iCAD, Inc.#	2,720,234
110,025	InfuSystem Holdings, Inc.#	2,488,765
120,813	Inotiv, Inc.#	2,853,603
25,577	Inspire Medical Systems, Inc.#	6,057,145
127,423	Itamar Medical, Ltd.#	3,051,781
13,441	Natera, Inc.#	1,478,779
245,615	Neuronetics, Inc.#	2,578,957
79,031	OptimizeRx Corp.#	3,987,904
46,446	Organogenesis Holdings, Inc.#	1,038,533
30,905	Phreesia, Inc.#	1,599,334
7,560	Repligen Corp.#	1,600,528
48,922	SI-BONE, Inc.#	1,736,731
132,883	Stereotaxis, Inc.#	956,758
68,022	Surgery Partners, Inc.#	3,278,660
25,985	Veracyte, Inc.#	1,292,754
110,202	Vericel Corp.#	6,878,809
		77,816,905
	Industrials (16.1%)
50,845	Advanced Drainage Systems, Inc.	5,677,353
134,711	Agrify Corp.#	1,454,879
23,279	Allegiant Travel Company#	5,487,559
64,839	AZEK Company, Inc. - Class A#	3,130,427
18,459	Generac Holdings, Inc.#	5,979,793
51,840	H&E Equipment Services, Inc.	2,016,576
17,757	Hydrofarm Holdings Group, Inc.#	1,166,635
155,520	Montrose Environmental Group, Inc.#	8,430,739
14,509	NV5 Global, Inc.#	1,307,696
92,848	RADA Electronic Industries, Ltd.#	1,224,665
27,854	Saia, Inc.#	6,531,763
146,678	Shyft Group, Inc.	5,195,335
28,893	Trex Company, Inc.#	3,120,155
33,757	Upwork, Inc.#	1,554,847
		52,278,422

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Timpani Small Cap Growth Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES		VALUE
	Information Technology (18.9%)
24,965	ACM Research, Inc. - Class A#	$1,970,987
35,967	Advanced Energy Industries, Inc.	3,967,520
53,211	Asana, Inc. - Class A#	1,772,991
45,053	Brooks Automation, Inc.	4,565,220
63,380	Diodes, Inc.#	4,868,218
11,252	DoubleVerify Holdings, Inc.#	396,183
24,892	Five9, Inc.#	4,678,949
13,662	GDS Holdings, Ltd.#	1,133,536
211,384	Genasys, Inc.#	1,321,150
69,061	Ichor Holdings, Ltd.#	3,851,532
5,585	Privia Health Group, Inc.#	2,018,847
176,720	Quantum Corp.#	1,505,654
9,108	RingCentral, Inc. - Class A#	2,904,997
42,224	Shift4 Payments, Inc. - Class A#	4,175,531
60,108	Silicon Motion Technology Corp.	4,316,957
62,120	SiTime Corp.#	5,749,206
112,081	SkyWater Technology, Inc.#	2,331,285
104,432	Sprout Social, Inc. - Class A#	6,922,797
23,797	Telos Corp.#	789,584
38,765	Varonis Systems, Inc.#	2,052,607
		61,293,751
NUMBER OF SHARES		VALUE
	Materials (0.5%)
56,460	Summit Materials Inc - Class A#	$1,625,483
	Real Estate (2.3%)
55,803	eXp World Holdings, Inc.#	1,917,391
51,569	Fathom Holdings, Inc.#	1,768,817
53,056	Redfin Corp.#	3,755,303
		7,441,511
	TOTAL COMMON STOCKS (Cost $221,053,441)	322,791,214
	TOTAL INVESTMENTS (99.5%) (Cost $221,053,441)	322,791,214
OTHER ASSETS, LESS LIABILITIES (0.5%)		1,726,858
NET ASSETS (100.0%)		$324,518,072

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

See accompanying Notes to Schedule of Investments

www.calamos.com

Timpani SMID Growth Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (99.3%)
	Communication Services (4.8%)
1,275	Cardlytics, Inc.#	$175,351
2,239	Endeavor Group Holdings, Inc. - Class A#	61,707
10,282	Magnite, Inc.#	411,794
3,467	MediaAlpha, Inc. - Class A#	153,415
2,834	Zillow Group, Inc. - Class C#	368,760
		1,171,027
	Consumer Discretionary (23.5%)
1,381	Asbury Automotive Group, Inc.#	274,280
2,059	At Home Group, Inc.#	65,023
2,822	Boot Barn Holdings, Inc.#	199,064
7,931	CarParts.com, Inc.#	137,048
6,918	Chegg, Inc.#	624,903
692	Chewy, Inc. - Class A#	55,166
1,012	Crocs, Inc.#	101,321
404	Deckers Outdoor Corp.#	136,633
6,001	DraftKings, Inc. - Class A#	340,017
679	Etsy, Inc.#	134,978
1,165	Five Below, Inc.#	234,480
1,798	Floor & Decor Holdings, Inc. - Class A#	199,434
5,216	GrowGeneration Corp.#	227,418
14,896	Kirkland's, Inc.#	440,922
2,435	Lithia Motors, Inc. - Class A	935,965
1,796	Lovesac Company#	131,593
2,933	Malibu Boats, Inc. - Class A#	244,495
601	Penn National Gaming, Inc.#	53,561
1,881	Polaris, Inc.	263,396
3,500	Purple Innovation, Inc. - Class A#	119,280
6,178	Quotient Technology, Inc.#	100,948
2,135	RealReal, Inc.#	52,884
1,974	TopBuild Corp.#	438,978
2,637	YETI Holdings, Inc.#	225,253
		5,737,040
	Consumer Staples (3.1%)
471	Boston Beer Company, Inc. - Class A#	572,967
3,177	Celsius Holdings, Inc.#	182,042
		755,009
	Financials (6.4%)
1,662	BRP Group, Inc. - Class A#	48,231
6,898	LPL Financial Holdings, Inc.	1,080,917
11,329	Selectquote, Inc.#	352,672
596	Silvergate Capital Corp. - Class A#	63,903
		1,545,723
NUMBER OF SHARES		VALUE
	Health Care (16.0%)
8,311	Aldeyra Therapeutics, Inc.#	$104,469
8,640	Alphatec Holdings, Inc.#	138,154
231	Amedisys, Inc.#	62,335
7,532	Avid Bioservices, Inc.#	161,222
5,690	Axonics, Inc.#	358,072
1,805	BioLife Solutions, Inc.#	62,994
1,722	CareDx, Inc.#	136,159
4,230	Castle Biosciences, Inc.#	291,997
1,677	Cutera, Inc.#	50,360
1,219	Eargo, Inc.#	69,776
2,390	Establishment Labs Holdings, Inc.#	173,610
2,242	Halozyme Therapeutics, Inc.#	111,988
1,150	Horizon Therapeutics, PLC#	108,813
9,381	iCAD, Inc.#	169,233
1,805	Inspire Medical Systems, Inc.#	427,460
565	Natera, Inc.#	62,161
5,869	Neuronetics, Inc.#	61,625
2,295	Oak Street Health, Inc.#	141,441
1,898	OptimizeRx Corp.#	95,773
2,623	Organogenesis Holdings, Inc.#	58,650
1,124	Repligen Corp.#	237,962
2,849	SI-BONE, Inc.#	101,139
3,814	Surgery Partners, Inc.#	183,835
1,453	Veracyte, Inc.#	72,287
5,948	Vericel Corp.#	371,274
529	Zai Lab, Ltd.#	87,925
		3,900,714
	Industrials (19.5%)
3,347	Advanced Drainage Systems, Inc.	373,726
1,800	Allegiant Travel Company#	424,314
1,893	Axon Enterprise, Inc.#	286,998
6,213	AZEK Company, Inc. - Class A#	299,964
2,341	Generac Holdings, Inc.#	758,367
3,134	H&E Equipment Services, Inc.	121,913
1,383	Hydrofarm Holdings Group, Inc.#	90,863
10,780	Montrose Environmental Group, Inc.#	584,384
811	NV5 Global, Inc.#	73,095
1,488	Old Dominion Freight Line, Inc.	383,621
6,168	RADA Electronic Industries, Ltd.#	81,356
1,611	Saia, Inc.#	377,779
8,475	Shyft Group, Inc.	300,184
2,546	Trex Company, Inc.#	274,943
2,357	XPO Logistics, Inc.#	327,906
		4,759,413

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Timpani SMID Growth Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES		VALUE
	Information Technology (23.2%)
1,988	Advanced Energy Industries, Inc.	$219,296
3,993	Asana, Inc. - Class A#	133,047
2,560	Brooks Automation, Inc.	259,405
1,019	Cloudflare, Inc. - Class A#	86,350
3,394	Diodes, Inc.#	260,693
852	DoubleVerify Holdings, Inc.#	29,999
5,027	Dynatrace, Inc.#	261,605
1,927	Elastic, NV#	232,435
1,957	Five9, Inc.#	367,857
2,331	GDS Holdings, Ltd.#	193,403
64	HubSpot, Inc.#	33,693
4,244	Ichor Holdings, Ltd.#	236,688
1,679	Kingsoft Cloud Holdings, Ltd.#	73,742
807	MongoDB, Inc.#	240,050
499	Monolithic Power Systems, Inc.	180,329
5,024	ON Semiconductor Corp.#	195,936
1,035	Pegasystems, Inc.	131,383
4,164	Privia Health Group, Inc.#	151,236
10,362	Quantum Corp.#	88,284
1,321	RingCentral, Inc. - Class A#	421,333
2,782	Shift4 Payments, Inc. - Class A#	275,112
3,770	Silicon Motion Technology Corp.	270,761
4,166	SiTime Corp.#	385,563
8,496	SkyWater Technology, Inc.#	176,717
6,503	Sprout Social, Inc. - Class A#	431,084
1,448	Telos Corp.#	48,045
178	Trade Desk, Inc. - Class A#	129,817
2,662	Varonis Systems, Inc.#	140,953
		5,654,816
	Materials (1.4%)
1,509	Scotts Miracle-Gro Company	348,820
NUMBER OF SHARES		VALUE
	Real Estate (1.4%)
3,340	eXp World Holdings, Inc.#	$114,763
3,277	Redfin Corp.#	231,946
		346,709
	TOTAL COMMON STOCKS (Cost $15,125,477)	24,219,271
	TOTAL INVESTMENTS (99.3%) (Cost $15,125,477)	24,219,271
OTHER ASSETS, LESS LIABILITIES (0.7%)		162,998
NET ASSETS (100.0%)		$24,382,269

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

See accompanying Notes to Schedule of Investments

www.calamos.com

Growth Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (99.8%)
	Communication Services (13.4%)
41,040	Alphabet, Inc. - Class A#~	$96,587,639
109,000	Bumble, Inc. - Class A#	6,566,160
9,057	Cardlytics, Inc.#^	1,245,609
15,834	Endeavor Group Holdings, Inc. - Class A#	436,385
255,300	Facebook, Inc. - Class A#~	82,992,924
73,050	Magnite, Inc.#^	2,925,652
24,623	MediaAlpha, Inc. - Class A#	1,089,568
30,900	Netflix, Inc.#	15,866,223
6,700	Roku, Inc.#	2,297,899
90,700	Walt Disney Company#	16,872,014
20,241	Zillow Group, Inc. - Class C#^	2,633,759
		229,513,832
	Consumer Discretionary (18.5%)
4,650	Airbnb, Inc. - Class A#^	803,102
11,320	Alibaba Group Holding, Ltd.#	2,614,354
38,120	Amazon.com, Inc.#~	132,178,050
9,810	Asbury Automotive Group, Inc.#	1,948,364
14,622	At Home Group, Inc.#	461,763
20,046	Boot Barn Holdings, Inc.#	1,414,045
162,200	Caesars Entertainment, Inc.#	15,869,648
56,350	CarParts.com, Inc.#^	973,728
49,147	Chegg, Inc.#^	4,439,449
4,917	Chewy, Inc. - Class A#^	391,983
5,770	Chipotle Mexican Grill, Inc.#	8,609,013
7,211	Crocs, Inc.#	721,965
2,873	Deckers Outdoor Corp.#	971,649
42,637	DraftKings, Inc. - Class A#^	2,415,813
4,826	Etsy, Inc.#	959,361
8,276	Five Below, Inc.#	1,665,711
12,773	Floor & Decor Holdings, Inc. - Class A#	1,416,781
37,054	GrowGeneration Corp.#	1,615,554
105,827	Kirkland's, Inc.#^	3,132,479
145,700	Las Vegas Sands Corp.#	8,925,582
17,301	Lithia Motors, Inc. - Class A	6,650,158
12,760	Lovesac Company#	934,925
31,000	Lululemon Athletica, Inc.#	10,393,370
20,837	Malibu Boats, Inc. - Class A#	1,736,972
161,000	NIKE, Inc. - Class B~	21,351,820
4,268	Penn National Gaming, Inc.#^	380,364
13,367	Polaris, Inc.	1,871,781
24,980	Purple Innovation, Inc. - Class A#	851,318
43,891	Quotient Technology, Inc.#	717,179
15,238	RealReal, Inc.#^	377,445
NUMBER OF SHARES		VALUE
131,300	Royal Caribbean Cruises, Ltd.#	$11,416,535
76,050	Tesla, Inc.#	53,952,912
14,027	TopBuild Corp.#	3,119,324
31,500	Ulta Beauty, Inc.#	10,374,525
18,737	YETI Holdings, Inc.#	1,600,515
		317,257,537
	Consumer Staples (2.0%)
3,347	Boston Beer Company, Inc. - Class A#	4,071,592
22,568	Celsius Holdings, Inc.#	1,293,146
135,500	Coca-Cola Company	7,314,290
60,100	Constellation Brands, Inc. - Class A	14,443,232
25,000	Estee Lauder Companies, Inc. - Class A	7,845,000
		34,967,260
	Financials (4.5%)
62,500	American Express Company	9,584,375
11,840	BRP Group, Inc. - Class A#	343,597
175,100	Charles Schwab Corp.	12,327,040
1,160	Coinbase Global, Inc. - Class A#	345,263
32,100	Goldman Sachs Group, Inc.	11,185,245
49,010	LPL Financial Holdings, Inc.	7,679,867
55,400	Marsh & McLennan Companies, Inc.	7,517,780
80,486	Selectquote, Inc.#	2,505,529
4,246	Silvergate Capital Corp. - Class A#	455,256
736,000	SLM Corp.	14,469,760
251,900	Wells Fargo & Company	11,348,095
		77,761,807
	Health Care (9.3%)
59,316	Aldeyra Therapeutics, Inc.#	745,602
19,000	Align Technology, Inc.#	11,315,070
61,384	Alphatec Holdings, Inc.#	981,530
1,638	Amedisys, Inc.#	442,014
53,511	Avid Bioservices, Inc.#^	1,145,403
40,235	Axonics, Inc.#^	2,531,989
12,822	BioLife Solutions, Inc.#	447,488
245,400	Boston Scientific Corp.#	10,699,440
129,900	Bristol-Myers Squibb Company	8,108,358
12,233	CareDx, Inc.#	967,263
30,053	Castle Biosciences, Inc.#^	2,074,559
11,968	Cutera, Inc.#^	359,399
67,000	Danaher Corp.	17,013,980
45,200	DexCom, Inc.#	17,451,720
8,704	Eargo, Inc.#	498,217
81,500	Edwards Lifesciences Corp.#	7,784,880
83,200	Eli Lilly & Company	15,206,464
17,020	Establishment Labs Holdings, Inc.#	1,236,333
15,926	Halozyme Therapeutics, Inc.#^	795,504

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Growth Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES		VALUE
8,192	Horizon Therapeutics, PLC#	$775,127
66,649	iCAD, Inc.#	1,202,348
12,824	Inspire Medical Systems, Inc.#	3,036,980
4,017	Natera, Inc.#	441,950
41,982	Neuronetics, Inc.#^	440,811
16,305	Oak Street Health, Inc.#^	1,004,877
13,484	OptimizeRx Corp.#^	680,403
18,632	Organogenesis Holdings, Inc.#	416,612
7,988	Repligen Corp.#	1,691,139
20,346	SI-BONE, Inc.#	722,283
26,177	Surgery Partners, Inc.#	1,261,731
12,100	Teladoc Health, Inc.#^	2,085,435
23,900	Thermo Fisher Scientific, Inc.	11,238,497
40,600	UnitedHealth Group, Inc.~	16,191,280
10,367	Veracyte, Inc.#	515,758
42,257	Vericel Corp.#^	2,637,682
64,600	Vertex Pharmaceuticals, Inc.#	14,095,720
3,761	Zai Lab, Ltd.#	625,116
		158,868,962
	Industrials (10.3%)
23,903	Advanced Drainage Systems, Inc.	2,669,009
350,000	Air Lease Corp. - Class A	16,348,500
12,815	Allegiant Travel Company#	3,020,880
13,447	Axon Enterprise, Inc.#	2,038,700
44,138	AZEK Company, Inc. - Class A#	2,130,983
171,600	CSX Corp.	17,288,700
16,633	Generac Holdings, Inc.#	5,388,260
22,265	H&E Equipment Services, Inc.	866,108
76,100	Honeywell International, Inc.	16,973,344
9,834	Hydrofarm Holdings Group, Inc.#	646,094
53,600	L3Harris Technologies, Inc.	11,214,728
404,700	Lyft, Inc. - Class A#	22,525,602
76,584	Montrose Environmental Group, Inc.#	4,151,619
5,789	NV5 Global, Inc.#	521,762
10,571	Old Dominion Freight Line, Inc.	2,725,309
43,819	RADA Electronic Industries, Ltd.#	577,973
211,200	Raytheon Technologies Corp.	17,580,288
11,442	Saia, Inc.#	2,683,149
60,214	Shyft Group, Inc.	2,132,780
18,091	Trex Company, Inc.#	1,953,647
323,750	Uber Technologies, Inc.#	17,731,787
83,900	Union Pacific Corp.	18,633,351
29,600	Waste Management, Inc.	4,083,912
16,739	XPO Logistics, Inc.#	2,328,730
		176,215,215
NUMBER OF SHARES		VALUE
	Information Technology (40.1%)
14,124	Advanced Energy Industries, Inc.	$1,558,018
774,400	Apple, Inc.	101,802,624
255,300	Applied Materials, Inc.	33,880,863
28,437	Asana, Inc. - Class A#^	947,521
6,400	ASML Holding, NV	4,147,840
28,500	Broadcom, Inc.~	13,001,700
18,184	Brooks Automation, Inc.	1,842,585
7,260	Cloudflare, Inc. - Class A#	615,212
49,100	Coupa Software, Inc.#	13,209,864
24,110	Diodes, Inc.#	1,851,889
6,055	DoubleVerify Holdings, Inc.#	213,197
35,715	Dynatrace, Inc.#	1,858,609
13,728	Elastic, NV#	1,655,871
61,700	Fidelity National Information Services, Inc.	9,433,930
13,902	Five9, Inc.#^	2,613,159
16,651	GDS Holdings, Ltd.#	1,381,533
459	HubSpot, Inc.#	241,641
30,235	Ichor Holdings, Ltd.#	1,686,206
11,929	Kingsoft Cloud Holdings, Ltd.#	523,922
19,600	Lam Research Corp.	12,160,820
281,500	Marvell Technology, Inc.	12,726,615
36,300	MasterCard, Inc. - Class A	13,868,778
304,200	Micron Technology, Inc.#	26,182,494
600,300	Microsoft Corp.~	151,383,654
5,747	MongoDB, Inc.#	1,709,503
3,544	Monolithic Power Systems, Inc.	1,280,731
93,950	NVIDIA Corp.	56,405,701
35,690	ON Semiconductor Corp.#	1,391,910
58,650	Paycom Software, Inc.#	22,545,646
154,150	PayPal Holdings, Inc.#~	40,432,003
7,393	Pegasystems, Inc.	938,467
29,721	Privia Health Group, Inc.#	1,079,467
73,616	Quantum Corp.#	627,208
9,406	RingCentral, Inc. - Class A#^	3,000,044
107,440	Salesforce.com, Inc.#	24,745,581
4,950	ServiceNow, Inc.#	2,506,531
19,768	Shift4 Payments, Inc. - Class A#^	1,954,858
26,786	Silicon Motion Technology Corp.	1,923,771
29,757	SiTime Corp.#	2,754,010
60,360	SkyWater Technology, Inc.#	1,255,488
64,500	Snowflake, Inc. - Class A#	14,937,555
46,318	Sprout Social, Inc. - Class A#	3,070,420
19,650	Square, Inc. - Class A#^	4,810,713
10,338	Telos Corp.#	343,015
5,824	Trade Desk, Inc. - Class A#	4,247,501

See accompanying Notes to Schedule of Investments

www.calamos.com

Growth Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES		VALUE
91,200	Twilio, Inc. - Class A#	$33,543,360
16,500	Unity Software, Inc.#^	1,676,070
19,016	Varonis Systems, Inc.#	1,006,897
124,400	Visa, Inc. - Class A~	29,054,864
74,200	Workday, Inc. - Class A#	18,327,400
6,650	Zoom Video Communications, Inc. - Class A#	2,125,141
13,300	Zscaler, Inc.#^	2,495,612
		688,978,012
	Materials (1.6%)
67,600	Celanese Corp. - Class A	10,589,540
50,600	Linde, PLC	14,463,504
10,718	Scotts Miracle-Gro Company	2,477,573
		27,530,617
	Real Estate (0.1%)
23,723	eXp World Holdings, Inc.#^	815,122
23,285	Redfin Corp.#^	1,648,113
		2,463,235
	TOTAL COMMON STOCKS (Cost $1,024,841,273)	1,713,556,477
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.7%)
3,614,659	JPMorgan Prime Money Market Fund - Capital Class, 0.090%***†	3,614,659
9,132,804	State Street Navigator Securities Lending Government Money Market Portfolio†	9,132,804
	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $12,747,463)	12,747,463
	TOTAL INVESTMENTS (100.5%) (Cost $1,037,588,736)	1,726,303,940
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.7%)		(12,747,463)
OTHER ASSETS, LESS LIABILITIES (0.2%)		4,263,288
NET ASSETS (100.0%)		$1,717,819,765

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $18,895,378.

^  Security, or portion of security, is on loan.

***  The rate disclosed is the 7 day net yield as of April 30, 2021.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2021.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Growth and Income Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CORPORATE BOND (0.2%)
	Consumer Discretionary (0.2%)
5,153,000	Dana, Inc.^ 5.500%, 12/15/24 (Cost $5,137,469)	$5,262,862
CONVERTIBLE BONDS (22.1%)
	Communication Services (3.0%)
3,283,000	Eventbrite, Inc.* 0.750%, 09/15/26	3,569,376
6,963,000	Liberty Media Corp. 1.375%, 10/15/23	9,112,687
2,275,000	0.500%, 12/01/50*	2,546,066
8,050,000	Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	10,877,965
2,090,000	Live Nation Entertainment, Inc. 2.500%, 03/15/23	2,813,015
3,259,000	Magnite, Inc.* 0.250%, 03/15/26	3,081,319
3,000,000	Match Group FinanceCo 2, Inc.^* 0.875%, 06/15/26	5,534,670
2,500,000	Match Group FinanceCo 3, Inc.* 2.000%, 01/15/30	4,942,850
1,675,000	Sea, Ltd.* 2.375%, 12/01/25	4,763,281
10,510,000	Snap, Inc.*	10,790,302
8,526,000	Twitter, Inc. 0.000%, 03/15/26*	7,781,936
3,520,000	0.250%, 06/15/24	4,323,053
5,000,000	Zynga, Inc. 0.250%, 06/01/24	7,015,150
		77,151,670
	Consumer Discretionary (6.0%)
2,775,000	Bloomin' Brands, Inc.* 5.000%, 05/01/25	7,664,189
13,861,000	Booking Holdings, Inc.^* 0.750%, 05/01/25	21,026,444
7,115,000	Burlington Stores, Inc.* 2.250%, 04/15/25	11,389,977
6,480,000	Chegg, Inc.* 0.000%, 09/01/26	7,118,669
1,800,000	Dick's Sporting Goods, Inc. 3.250%, 04/15/25	4,421,700
6,230,000	DraftKings, Inc.^* 0.000%, 03/15/28	5,956,441
7,155,000	Etsy, Inc.^* 0.125%, 09/01/27	9,314,236
4,709,000	Expedia Group, Inc.^* 0.000%, 02/15/26	5,142,793
6,280,000	Ford Motor Company^* 0.000%, 03/15/26	6,205,708
1,143,000	Guess, Inc. 2.000%, 04/15/24	1,436,648
PRINCIPAL AMOUNT		VALUE
2,878,000	MakeMyTrip, Ltd.* 0.000%, 02/15/28	$2,860,818
7,235,000	Marriott Vacations Worldwide Corp.* 0.000%, 01/15/26	8,598,291
3,190,000	NCL Corp., Ltd.* 5.375%, 08/01/25	6,070,666
2,175,000	6.000%, 05/15/24	5,330,990
12,585,000	Royal Caribbean Cruises, Ltd.* 4.250%, 06/15/23	17,720,938
6,185,000	Shake Shack, Inc.* 0.000%, 03/01/28	5,880,698
325,000	Tesla, Inc. 2.000%, 05/15/24	3,713,427
3,790,000	Under Armour, Inc.* 1.500%, 06/01/24	7,916,097
7,040,000	Vail Resorts, Inc.* 0.000%, 01/01/26	7,499,782
3,585,000	Wayfair, Inc.* 0.625%, 10/01/25	3,716,319
5,955,000	Winnebago Industries, Inc. 1.500%, 04/01/25	8,508,385
		157,493,216
	Consumer Staples (0.2%)
6,215,000	Beyond Meat, Inc.* 0.000%, 03/15/27	5,934,890
	Energy (0.8%)
3,995,000	EQT Corp.^* 1.750%, 05/01/26	5,969,449
9,355,000	Pioneer Natural Resources Company* 0.250%, 05/15/25	14,232,697
		20,202,146
	Financials (0.3%)
3,950,000	Ares Capital Corp. 4.625%, 03/01/24	4,300,760
3,975,000	JPMorgan Chase Bank, N.A.^* 0.125%, 01/01/23	4,497,156
		8,797,916
	Health Care (3.2%)
2,325,000	CONMED Corp. 2.625%, 02/01/24	3,836,018
6,035,000	DexCom, Inc.* 0.250%, 11/15/25	6,051,053
3,899,000	Envista Holdings Corp.^* 2.375%, 06/01/25	8,365,538
4,750,000	Exact Sciences Corp.^ 0.375%, 03/15/27	6,498,950
2,855,000	Guardant Health, Inc.* 0.000%, 11/15/27	3,757,009
3,272,000	Halozyme Therapeutics, Inc.* 0.250%, 03/01/27	3,168,376
4,920,000	Insulet Corp.^ 0.375%, 09/01/26	7,095,476

See accompanying Notes to Schedule of Investments

www.calamos.com

Growth and Income Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
3,365,000	Integra LifeSciences Holdings Corp. 0.500%, 08/15/25	$3,909,928
7,800,000	Jazz Investments I, Ltd.* 2.000%, 06/15/26	10,083,138
5,995,000	NeoGenomics, Inc. 0.250%, 01/15/28	6,075,573
3,730,000	Oak Street Health, Inc.* 0.000%, 03/15/26	3,904,266
5,250,000	Omnicell, Inc.* 0.250%, 09/15/25	8,175,982
7,150,000	Pacira BioSciences, Inc.* 0.750%, 08/01/25	7,960,309
2,699,000	Repligen Corp. 0.375%, 07/15/24	5,098,006
		83,979,622
	Industrials (3.7%)
6,240,000	Air Canada* 4.000%, 07/01/25	9,604,234
3,950,000	Air Transport Services Group, Inc. 1.125%, 10/15/24	4,212,754
1,300,000	Chart Industries, Inc.* 1.000%, 11/15/24	3,613,285
7,460,000	JetBlue Airways Corp.^* 0.500%, 04/01/26	8,184,217
8,645,000	Middleby Corp.* 1.000%, 09/01/25	12,984,358
3,192,000	Parsons Corp.* 0.250%, 08/15/25	3,653,372
20,125,000	Southwest Airlines Company^ 1.250%, 05/01/25	35,004,419
6,115,000	Sunrun, Inc.* 0.000%, 02/01/26	5,055,270
13,615,000	Uber Technologies, Inc.^* 0.000%, 12/15/25	14,285,402
		96,597,311
	Information Technology (4.1%)
3,700,000	Bentley Systems, Inc.* 0.125%, 01/15/26	3,933,322
3,154,000	Bill.com Holdings, Inc.* 0.000%, 12/01/25	3,840,184
5,530,000	Coupa Software, Inc.* 0.375%, 06/15/26	6,414,855
3,915,000	Datadog, Inc.* 0.125%, 06/15/25	4,692,989
	Enphase Energy, Inc.*
4,990,000	0.000%, 03/01/28	4,397,487
2,207,000	0.000%, 03/01/26^	2,015,786
1,822,000	Five9, Inc.* 0.500%, 06/01/25	2,756,048
4,895,000	Itron, Inc.* 0.000%, 03/15/26	4,850,505
PRINCIPAL AMOUNT		VALUE
5,805,000	LivePerson, Inc.* 0.000%, 12/15/26	$5,821,254
11,597,000	Microchip Technology, Inc.^ 0.125%, 11/15/24	13,317,995
2,235,000	Nova Measuring Instruments, Ltd.* 0.000%, 10/15/25	3,044,785
4,920,000	Okta, Inc.^ 0.125%, 09/01/25	7,593,872
2,230,000	ON Semiconductor Corp.^ 1.625%, 10/15/23	4,366,697
7,310,000	Repay Holdings Corp.* 0.000%, 02/01/26	7,076,811
6,495,000	RingCentral, Inc. 0.000%, 03/01/25	7,349,028
4,638,000	Shift4 Payments, Inc.* 0.000%, 12/15/25	6,531,139
1,358,000	Shopify, Inc.^ 0.125%, 11/01/25	1,586,592
3,322,000	Silicon Laboratories, Inc.* 0.625%, 06/15/25	4,357,501
2,275,000	Square, Inc.^* 0.000%, 05/01/26	2,635,792
2,282,000	Wix.com, Ltd.^* 0.000%, 08/15/25	2,519,670
2,255,000	Workday, Inc.^ 0.250%, 10/01/22	3,844,865
2,907,000	Zscaler, Inc.* 0.125%, 07/01/25	4,082,707
		107,029,884
	Materials (0.1%)
2,485,000	MP Materials Corp.^* 0.250%, 04/01/26	2,378,120
	Real Estate (0.7%)
5,340,000	IH Merger Sub, LLC^ 3.500%, 01/15/22	8,273,475
3,315,000	Pebblebrook Hotel Trust 1.750%, 12/15/26	3,804,891
5,495,000	Redfin Corp.* 0.000%, 10/15/25	6,663,512
		18,741,878
	TOTAL CONVERTIBLE BONDS (Cost $458,854,303)	578,306,653
NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (9.1%)
	Communication Services (0.7%)
15,280	2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	17,979,319

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Growth and Income Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES		VALUE
	Consumer Discretionary (0.8%)
124,010	Aptiv, PLC 5.500%, 06/15/23	$20,250,833
	Financials (0.8%)
80,250	AMG Capital Trust II^ 5.150%, 10/15/37	4,648,241
214,825	KKR & Company, Inc.^ 6.000%, 09/15/23	16,107,578
		20,755,819
	Health Care (1.5%)
81,055	Avantor, Inc.^ 6.250%, 05/15/22	8,011,476
94,735	Boston Scientific Corp. 5.500%, 06/01/23	11,138,941
	Danaher Corp.
9,890	4.750%, 04/15/22	16,946,614
1,594	5.000%, 04/15/23^	2,256,706
		38,353,737
	Industrials (1.8%)
59,310	Colfax Corp.^ 5.750%, 01/15/22	10,899,992
15,190	Fortive Corp. 5.000%, 07/01/21	15,091,265
176,425	Stanley Black & Decker, Inc.^ 5.250%, 11/15/22	21,525,614
		47,516,871
	Information Technology (0.7%)
12,805	Broadcom, Inc.^ 8.000%, 09/30/22	18,560,207
	Utilities (2.8%)
73,905	AES Corp. 6.875%, 02/15/24	8,054,906
80,675	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)^§** 4.566%, 09/15/29	5,246,779
140,435	Dominion Energy, Inc. 7.250%, 06/01/22	14,485,870
273,280	DTE Energy Company^ 6.250%, 11/01/22	13,866,227
141,390	Essential Utilities, Inc. 6.000%, 04/30/22	8,357,563
	NextEra Energy, Inc.
326,000	4.872%, 09/01/22	19,018,840
88,405	6.219%, 09/01/23	4,461,801
		73,491,986
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $189,693,676)	236,908,772
NUMBER OF SHARES		VALUE
COMMON STOCKS (67.2%)
	Communication Services (7.5%)
39,080	Alphabet, Inc. - Class A#~	$91,974,780
321,635	Comcast Corp. - Class A	18,059,805
152,330	Facebook, Inc. - Class A#	49,519,436
27,710	Netflix, Inc.#	14,228,254
126,745	Walt Disney Company#	23,577,105
		197,359,380
	Consumer Discretionary (8.1%)
28,060	Amazon.com, Inc.#	97,295,805
165,770	General Motors Company#	9,485,359
84,115	Home Depot, Inc.	27,225,502
58,410	Lowe's Companies, Inc.	11,462,963
47,685	McDonald's Corp.	11,257,475
207,960	MGM Resorts International	8,468,131
100,640	NIKE, Inc. - Class B	13,346,877
66,830	Starbucks Corp.	7,651,367
47,470	Target Corp.	9,838,632
12,620	Tesla, Inc.#	8,953,133
100,120	TJX Companies, Inc.	7,108,520
		212,093,764
	Consumer Staples (4.5%)
408,935	Coca-Cola Company	22,074,311
28,785	Costco Wholesale Corp.	10,710,611
215,050	Mondelez International, Inc. - Class A	13,077,191
98,075	PepsiCo, Inc.	14,138,492
129,500	Philip Morris International, Inc.	12,302,500
152,560	Procter & Gamble Company	20,354,555
109,455	Sysco Corp.	9,274,122
117,332	Walmart, Inc.	16,415,920
		118,347,702
	Energy (2.1%)
216,685	Chevron Corp.	22,333,723
258,910	Exxon Mobil Corp.	14,820,008
141,960	Hess Corp.	10,577,440
111,565	Marathon Petroleum Corp.	6,208,592
		53,939,763
	Financials (8.9%)
99,710	American International Group, Inc.	4,830,950
43,888	Assurant, Inc.	6,828,973
727,315	Bank of America Corp.~	29,478,077
9,110	BlackRock, Inc.	7,463,823
205,520	Charles Schwab Corp.	14,468,608
64,430	Chubb, Ltd.	11,055,544
253,435	Citigroup, Inc.	18,054,709
84,145	Discover Financial Services	9,592,530

See accompanying Notes to Schedule of Investments

www.calamos.com

Growth and Income Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES		VALUE
43,170	Goldman Sachs Group, Inc.	$15,042,586
111,325	Intercontinental Exchange, Inc.	13,104,066
232,540	JPMorgan Chase & Company~	35,766,977
299,725	KeyCorp	6,522,016
122,180	Marsh & McLennan Companies, Inc.	16,579,826
284,810	Morgan Stanley	23,511,065
37,360	Northern Trust Corp.	4,251,568
127,650	US Bancorp	7,576,028
162,855	Wells Fargo & Company	7,336,618
		231,463,964
	Health Care (7.5%)
59,960	Abbott Laboratories	7,199,997
46,845	Agilent Technologies, Inc.	6,260,366
15,820	Anthem, Inc.	6,001,950
148,470	Baxter International, Inc.	12,722,394
128,820	Bristol-Myers Squibb Company	8,040,944
72,300	Edwards Lifesciences Corp.#	6,906,096
25,645	Eli Lilly & Company	4,687,137
26,750	Humana, Inc.	11,910,170
6,485	Intuitive Surgical, Inc.#	5,609,525
129,370	Johnson & Johnson~	21,052,380
156,780	Medtronic, PLC~	20,525,638
222,685	Merck & Company, Inc.	16,590,032
244,925	Pfizer, Inc.	9,466,351
17,665	Stryker Corp.	4,639,359
26,920	Thermo Fisher Scientific, Inc.	12,658,592
92,715	UnitedHealth Group, Inc.	36,974,742
22,415	Vertex Pharmaceuticals, Inc.#	4,890,953
		196,136,626
	Industrials (6.0%)
474,725	Carrier Global Corp.	20,688,515
271,280	CSX Corp.	27,331,460
12,540	FedEx Corp.	3,640,487
120,840	Honeywell International, Inc.	26,952,154
87,210	J.B. Hunt Transport Services, Inc.	14,887,619
58,345	Northrop Grumman Corp.	20,679,802
400,075	Raytheon Technologies Corp.	33,302,243
42,150	Union Pacific Corp.	9,361,094
		156,843,374
	Information Technology (19.3%)
57,015	Accenture, PLC - Class A	16,532,640
31,970	Adobe, Inc.#	16,251,630
37,580	Advanced Micro Devices, Inc.#	3,067,280
982,945	Apple, Inc.~	129,217,950
185,485	Cisco Systems, Inc.	9,443,041
100,905	Fidelity National Information Services, Inc.	15,428,374
NUMBER OF SHARES		VALUE
37,285	Global Payments, Inc.	$8,002,480
40,850	Lam Research Corp.	25,345,382
102,200	Marvell Technology, Inc.	4,620,462
61,095	MasterCard, Inc. - Class A	23,341,956
133,330	Micron Technology, Inc.#	11,475,713
486,955	Microsoft Corp.~	122,800,312
49,180	NVIDIA Corp.	29,526,688
23,310	PayPal Holdings, Inc.#	6,113,980
42,205	QUALCOMM, Inc.	5,858,054
72,820	Salesforce.com, Inc.#	16,771,902
18,370	ServiceNow, Inc.#	9,302,017
27,515	Skyworks Solutions, Inc.	4,989,295
73,010	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	8,523,187
168,980	Visa, Inc. - Class A	39,466,969
		506,079,312
	Materials (2.3%)
43,260	Celanese Corp. - Class A	6,776,679
414,490	Freeport-McMoRan, Inc.	15,630,418
72,650	Linde, PLC	20,766,276
81,855	PPG Industries, Inc.	14,016,850
17,435	Vulcan Materials Company	3,107,614
		60,297,837
	Real Estate (1.0%)
60,195	American Tower Corp.	15,335,880
61,825	Crown Castle International Corp.	11,688,635
		27,024,515
	TOTAL COMMON STOCKS (Cost $810,969,751)	1,759,586,237
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.6%)#
	Consumer Discretionary (0.0%)
140	Tesla, Inc.
9,932,160	Call, 09/17/21, Strike $850.00	736,400
		736,400
	Information Technology (0.0%)
1,650	Intel Corp.
9,492,450	Call, 06/18/21, Strike $70.00	14,850
760	Micron Technology, Inc.
6,541,320	Call, 06/18/21, Strike $90.00	237,500
1,550	Oracle Corp.
11,747,450	Call, 06/18/21, Strike $80.00	172,825
		425,175

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Growth and Income Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
	Other (0.6%)
1,150	Invesco QQQ Trust Series
38,868,850	Put, 09/30/21, Strike $320.00	$1,534,675
4,650	iShares China Large-Cap ETF
21,520,200	Call, 06/18/21, Strike $56.00	18,600
22,330	iShares MSCI EAFE ETF
174,419,630	Call, 06/18/21, Strike $78.00	5,861,625
9,530
74,438,830	Call, 06/18/21, Strike $75.00	3,526,100
8,140	iShares MSCI Emerging Markets
43,939,720	Call, 06/18/21, Strike $59.00	93,610
4,480
24,183,040	Call, 06/18/21, Strike $57.00	136,640
2,650	iShares MSCI Japan ETF
17,866,300	Call, 06/18/21, Strike $70.00	120,575
2,750	iShares Russell 2000 ETF
61,844,750	Call, 06/18/21, Strike $230.00	1,421,750
155	S&P 500 Index
64,808,135	Put, 09/30/21, Strike $4,000.00	2,108,000
78
32,613,126	Put, 05/21/21, Strike $3,750.00	42,120
		14,863,695
	TOTAL PURCHASED OPTIONS (Cost $21,457,358)	16,025,270
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (3.8%)
51,040,435	JPMorgan Prime Money Market Fund - Capital Class, 0.090%***†	51,040,435
49,470,662	State Street Navigator Securities Lending Government Money Market Portfolio†	49,470,662
	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $100,511,097)	100,511,097
	TOTAL INVESTMENTS (103.0%) (Cost $1,586,623,654)	2,696,600,891
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-3.8%)		(100,511,097)
OTHER ASSETS, LESS LIABILITIES (0.8%)		21,537,500
NET ASSETS (100.0%)		$2,617,627,294
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTION (0.0%)#
	Consumer Discretionary (0.0%)
140	Tesla, Inc.
9,932,160	Put, 09/17/21, Strike $600.00 (Premium $758,097)	$(725,200)

NOTES TO SCHEDULE OF INVESTMENTS

^  Security, or portion of security, is on loan.

*  Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

#  Non-income producing security.

§  Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

**  Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at April 30, 2021.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $6,751,289.

***  The rate disclosed is the 7 day net yield as of April 30, 2021.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2021.

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/(LOSS)
Bank of New York	Canadian Dollar	07/29/21	1,244,000	$1,012,250	$17,161
State Street Bank and Trust	Canadian Dollar	07/29/21	1,139,000	926,812	15,446
					$32,607
COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/(LOSS)
State Street Bank and Trust	Canadian Dollar	07/29/21	1,102,000	$896,704	$(183)
State Street Bank and Trust	New Taiwanese Dollar	07/29/21	236,402,000	8,465,322	(32,332)
Northern Trust Company	Canadian Dollar	07/29/21	11,704,000	9,523,613	(162,473)
					$(194,988)

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.
See accompanying Notes to Schedule of Investments

www.calamos.com

Dividend Growth Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (97.8%)
	Communication Services (9.9%)
285	Alphabet, Inc. - Class C#	$686,884
2,016	AT&T, Inc.	63,322
3,160	Comcast Corp. - Class A	177,434
1,065	Facebook, Inc. - Class A#	346,210
210	Netflix, Inc.#	107,829
490	T-Mobile US, Inc.#	64,744
1,220	Walt Disney Company#	226,944
		1,673,367
	Consumer Discretionary (13.6%)
210	Amazon.com, Inc.#	728,158
910	Aptiv, PLC#	130,940
40	Booking Holdings, Inc.#	98,643
525	Dick's Sporting Goods, Inc.	43,355
1,370	General Motors Company#	78,391
585	Home Depot, Inc.	189,347
550	Lowe's Companies, Inc.	107,938
425	McDonald's Corp.	100,334
3,050	MGM Resorts International	124,196
1,250	NIKE, Inc. - Class B	165,775
970	Royal Caribbean Cruises, Ltd.#	84,342
690	Starbucks Corp.	78,998
615	Target Corp.	127,465
80	Tesla, Inc.#	56,755
2,200	TJX Companies, Inc.	156,200
1,185	Under Armour, Inc., Class A#	28,807
		2,299,644
	Consumer Staples (5.6%)
3,075	Coca-Cola Company	165,989
225	Costco Wholesale Corp.	83,720
1,440	Mondelez International, Inc. - Class A	87,567
630	PepsiCo, Inc.	90,821
1,025	Philip Morris International, Inc.	97,375
1,110	Procter & Gamble Company	148,096
1,555	Sysco Corp.	131,755
1,075	Walmart, Inc.	150,403
		955,726
	Energy (3.5%)
1,605	Chevron Corp.	165,427
1,080	ConocoPhillips	55,231
2,495	Exxon Mobil Corp.	142,814
1,405	Hess Corp.	104,687
1,190	Marathon Petroleum Corp.	66,224
410	Pioneer Natural Resources Company	63,070
		597,453
NUMBER OF SHARES		VALUE
	Financials (12.4%)
299	American Express Company	$45,852
360	American International Group, Inc.	17,442
495	Assurant, Inc.	77,022
6,270	Bank of America Corp.	254,123
65	BlackRock, Inc.	53,254
1,920	Charles Schwab Corp.	135,168
495	Chubb, Ltd.	84,937
1,955	Citigroup, Inc.	139,274
670	Discover Financial Services	76,380
455	Goldman Sachs Group, Inc.	158,545
900	Intercontinental Exchange, Inc.	105,939
1,885	JPMorgan Chase & Company	289,932
3,195	KeyCorp	69,523
780	Marsh & McLennan Companies, Inc.	105,846
2,565	Morgan Stanley	211,741
400	Northern Trust Corp.	45,520
1,745	US Bancorp	103,566
2,755	Wells Fargo & Company	124,113
		2,098,177
	Health Care (10.1%)
1,225	Abbott Laboratories	147,098
310	Agilent Technologies, Inc.	41,428
120	Amgen, Inc.	28,757
110	Anthem, Inc.	41,733
1,060	Baxter International, Inc.	90,832
1,495	Bristol-Myers Squibb Company	93,318
455	Danaher Corp.	115,543
530	Eli Lilly & Company	96,868
163	Humana, Inc.	72,574
940	Johnson & Johnson	152,966
1,240	Medtronic, PLC	162,341
1,795	Merck & Company, Inc.	133,728
1,985	Pfizer, Inc.	76,720
215	Stryker Corp.	56,465
285	Thermo Fisher Scientific, Inc.	134,016
685	UnitedHealth Group, Inc.	273,178
		1,717,565
	Industrials (8.6%)
4,150	Carrier Global Corp.	180,857
1,700	CSX Corp.	171,275
170	FedEx Corp.	49,353
1,550	Fortive Corp.	109,771
835	Honeywell International, Inc.	186,238
565	J.B. Hunt Transport Services, Inc.	96,451
265	Northrop Grumman Corp.	93,927
2,615	Raytheon Technologies Corp.	217,672

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Dividend Growth Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES		VALUE
2,815	Southwest Airlines Company#	$176,726
495	Stanley Black & Decker, Inc.	102,351
355	Union Pacific Corp.	78,842
		1,463,463
	Information Technology (27.8%)
530	Accenture, PLC - Class A	153,684
215	Adobe, Inc.#	109,293
8,015	Apple, Inc.	1,053,652
985	Applied Materials, Inc.	130,719
400	Broadcom, Inc.	182,480
2,045	Cisco Systems, Inc.	104,111
840	Fidelity National Information Services, Inc.	128,436
465	Global Payments, Inc.	99,803
1,775	Intel Corp.	102,116
255	Intuit, Inc.	105,101
245	Lam Research Corp.	152,010
1,020	Marvell Technology, Inc.	46,114
565	MasterCard, Inc. - Class A	215,864
500	Microchip Technology, Inc.	75,145
1,280	Micron Technology, Inc.#	110,170
3,680	Microsoft Corp.	928,023
435	NVIDIA Corp.	261,165
1,365	Oracle Corp.	103,453
190	PayPal Holdings, Inc.#	49,835
390	QUALCOMM, Inc.	54,132
385	salesforce.com, Inc.#	88,673
120	ServiceNow, Inc.#	60,764
215	Skyworks Solutions, Inc.	38,986
490	Texas Instruments, Inc.	88,450
1,185	Visa, Inc. - Class A	276,769
		4,718,948
	Materials (3.2%)
275	Celanese Corp. - Class A	43,079
2,700	Freeport-McMoRan, Inc.	101,817
490	Linde, PLC	140,062
410	LyondellBasell Industries, NV - Class A	42,533
530	PPG Industries, Inc.	90,757
210	Sherwin-Williams Company	57,513
360	Vulcan Materials Company	64,166
		539,927
	Real Estate (1.1%)
410	American Tower Corp.	104,455
395	Crown Castle International Corp.	74,679
		179,134
NUMBER OF SHARES		VALUE
	Utilities (2.0%)
915	Dominion Energy, Inc.	$73,108
685	DTE Energy Company	95,914
2,255	NextEra Energy, Inc.	174,785
		343,807
	TOTAL COMMON STOCKS (Cost $9,232,872)	16,587,211
EXCHANGE-TRADED FUNDS (1.7%)
	Other (1.7%)
245	iShares NASDAQ Biotechnology ETF^	37,887
555	iShares Russell 2000 ETF^	124,814
770	iShares Russell 2000 Value ETF	125,032
	TOTAL EXCHANGE-TRADED FUNDS (Cost $253,223)	287,733
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.3%)
46,575	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $46,575)	46,575
	TOTAL INVESTMENTS (99.8%) (Cost $9,532,670)	16,921,519
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.3%)		(46,575)
OTHER ASSETS, LESS LIABILITIES (0.5%)		84,216
NET ASSETS (100.0%)		$16,959,160

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

^  Security, or portion of security, is on loan.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2021.

See accompanying Notes to Schedule of Investments

www.calamos.com

Select Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (98.2%)
	Communication Services (10.0%)
1,006	Alphabet, Inc. - Class A#	$2,367,621
5,155	Facebook, Inc. - Class A#	1,675,787
675	Netflix, Inc.#	346,592
3,072	Walt Disney Company#	571,454
		4,961,454
	Consumer Discretionary (12.8%)
764	Amazon.com, Inc.#	2,649,109
3,450	Aptiv, PLC#	496,420
5,260	Las Vegas Sands Corp.#	322,228
1,328	Lululemon Athletica, Inc.#	445,238
5,766	NIKE, Inc. - Class B	764,687
4,506	Starbucks Corp.	515,892
950	Tesla, Inc.#	673,968
6,827	TJX Companies, Inc.	484,717
		6,352,259
	Consumer Staples (7.9%)
12,196	Coca-Cola Company	658,340
4,097	Constellation Brands, Inc. - Class A	984,591
1,910	Estee Lauder Companies, Inc. - Class A	599,358
8,300	Mondelez International, Inc. - Class A	504,723
5,965	Sysco Corp.	505,414
4,639	Walmart, Inc.	649,043
		3,901,469
	Energy (2.6%)
4,180	Chevron Corp.	430,833
11,687	Hess Corp.	870,798
		1,301,631
	Financials (12.5%)
5,322	American Express Company	816,129
14,352	Bank of America Corp.	581,687
10,059	Charles Schwab Corp.	708,154
2,274	Chubb, Ltd.	390,196
5,427	Discover Financial Services	618,678
1,305	Goldman Sachs Group, Inc.	454,727
5,495	JPMorgan Chase & Company	845,186
9,450	Morgan Stanley	780,097
22,590	Wells Fargo & Company	1,017,679
		6,212,533
NUMBER OF SHARES		VALUE
	Health Care (11.5%)
12,122	Boston Scientific Corp.#	$528,519
5,484	Bristol-Myers Squibb Company	342,311
3,465	Danaher Corp.	879,902
853	Dexcom, Inc.#	329,343
4,355	Edwards Lifesciences Corp.#	415,990
3,898	Eli Lilly & Company	712,437
2,870	Exact Sciences Corp.#	378,323
2,551	UnitedHealth Group, Inc.	1,017,339
1,838	Vertex Pharmaceuticals, Inc.#	401,052
3,886	Zoetis, Inc.	672,395
		5,677,611
	Industrials (10.9%)
10,400	Air Lease Corp. - Class A	485,784
11,300	Carrier Global Corp.	492,454
7,926	CSX Corp.	798,545
3,146	Honeywell International, Inc.	701,684
7,324	Raytheon Technologies Corp.	609,650
10,371	Southwest Airlines Company#	651,091
9,269	Uber Technologies, Inc.#	507,663
2,049	Union Pacific Corp.	455,062
4,940	Waste Management, Inc.	681,572
		5,383,505
	Information Technology (25.0%)
22,261	Apple, Inc.	2,926,431
5,400	Applied Materials, Inc.	716,634
1,156	Broadcom, Inc.	527,367
3,107	Fidelity National Information Services, Inc.	475,060
1,149	MasterCard, Inc. - Class A	438,987
6,336	Micron Technology, Inc.#	545,340
11,321	Microsoft Corp.	2,854,930
1,634	NVIDIA Corp.	981,021
1,349	Paycom Software, Inc.#	518,569
2,027	PayPal Holdings, Inc.#	531,662
2,390	salesforce.com, Inc.#	550,465
1,470	Twilio, Inc. - Class A#	540,666
3,427	Visa, Inc. - Class A	800,410
		12,407,542
	Materials (2.5%)
3,360	Celanese Corp. - Class A	526,344
2,400	Linde, PLC	686,016
		1,212,360

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Select Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES		VALUE
	Utilities (2.5%)
6,728	Dominion Energy, Inc.	$537,567
9,063	NextEra Energy, Inc.	702,473
		1,240,040
	TOTAL COMMON STOCKS (Cost $33,334,042)	48,650,404
	TOTAL INVESTMENTS (98.2%) (Cost $33,334,042)	48,650,404
OTHER ASSETS, LESS LIABILITIES (1.8%)		903,689
NET ASSETS (100.0%)		$49,554,093

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

See accompanying Notes to Schedule of Investments

www.calamos.com

International Growth Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (99.2%)
		Communication Services (5.8%)
36,380		Sea, Ltd.#^	$9,187,405
90,700	HKD	Tencent Holdings, Ltd.	7,235,319
			16,422,724
		Consumer Discretionary (20.1%)
26,262		Alibaba Group Holding, Ltd.#~	6,065,209
33,100		Aptiv, PLC#~	4,762,759
255,000	GBP	B&M European Value Retail, SA	1,993,322
31,000	CAD	BRP, Inc.	2,847,919
38,150		Capri Holdings, Ltd.#	2,101,302
126,200	GBP	Compass Group, PLC#	2,745,389
47,900	EUR	Daimler, AG	4,263,039
41,000	INR	Dixon Technologies India, Ltd.#	2,311,502
37,800	CHF	Dufry, AG#^	2,487,569
10,700	EUR	Flutter Entertainment, PLC#	2,181,303
217,000	HKD	Galaxy Entertainment Group, Ltd.#	1,904,852
147,250	EUR	Global Fashion Group, SA#	2,311,002
44,000	SEK	Kambi Group, PLC#	2,216,878
259,000	HKD	Li Ning Company, Ltd.	2,101,962
8,100	EUR	LVMH Moet Hennessy Louis Vuitton, SE	6,102,136
7,600	CAD	Magna International, Inc.	717,738
1,380		MercadoLibre, Inc.#	2,167,952
43,900	EUR	Moncler, S.p.A.#	2,690,650
47,500	GBP	Persimmon, PLC	2,054,875
30,600		Sony Group Corp.	3,064,896
			57,092,254
		Consumer Staples (0.4%)
3,550	CHF	Zur Rose Group, AG#^	1,181,486
		Energy (2.3%)
87,800	CAD	Canadian Natural Resources, Ltd.	2,665,108
70,800	INR	Reliance Industries, Ltd.	1,903,462
45,500	EUR	TOTAL, SE	2,010,998
			6,579,568
		Financials (13.4%)
220,800	HKD	AIA Group, Ltd.	2,802,520
301,100	INR	HDFC Bank, Ltd.#	5,723,322
35,200	HKD	Hong Kong Exchanges & Clearing, Ltd.	2,122,948
135,400		ICICI Bank, Ltd.#^	2,207,020
547,300	EUR	ING Groep, NV	6,991,746
6,900,400	GBP	Lloyds Banking Group, PLC	4,327,098
55,000	EUR	NN Group, NV	2,743,315
214,500	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	2,338,536
76,700	JPY	Sumitomo Mitsui Financial Group, Inc.	2,694,373
403,700		UBS Group, AG#^	6,172,573
			38,123,451
NUMBER OF SHARES			VALUE
		Health Care (6.3%)
119,650		Alcon, Inc.#^	$9,025,199
7,900	EUR	Carl Zeiss Meditec, AG	1,391,754
15,200		Horizon Therapeutics, PLC#	1,438,224
32,600		LivaNova, PLC#	2,766,762
231,000	HKD	Wuxi Biologics Cayman, Inc.#*	3,242,730
			17,864,669
		Industrials (19.7%)
202,000	CAD	Air Canada#^	4,070,732
28,980	EUR	Airbus, SE#	3,485,125
37,600	SEK	Atlas Copco, AB - Class A	2,280,066
131,500	CAD	CAE, Inc.#	4,118,903
8,150	CAD	Canadian Pacific Railway, Ltd.	3,041,522
25,100		Copa Holdings, SA - Class A#	2,171,150
100,300	EUR	Deutsche Post, AG	5,907,384
12,800	JPY	FANUC Corp.	2,947,619
29,800	JPY	Harmonic Drive Systems, Inc.^	2,004,055
82,400	GBP	ITM Power, PLC#^	591,806
41,500	JPY	ITOCHU Corp.	1,295,577
171,500	JPY	Komatsu, Ltd.	5,042,893
92,900	JPY	Lixil Corp.	2,516,373
25,000	JPY	Nidec Corp.	2,886,721
49,500	JPY	Recruit Holdings Company, Ltd.	2,231,830
102,700	EUR	Ryanair Holdings, PLC#^	2,084,789
83,200	SEK	Sandvik, AB	2,057,490
24,075	EUR	Schneider Electric, SE	3,841,305
191,000	HKD	Techtronic Industries Company, Ltd.	3,465,649
			56,040,989
		Information Technology (23.6%)
9,850		Accenture, PLC - Class A	2,856,205
2,295	EUR	Adyen, NV#*	5,648,209
43,150	EUR	Amadeus IT Group, SA#	2,938,430
4,300	EUR	ASM International, NV	1,304,521
22,855	EUR	ASML Holding, NV	14,836,128
9,100	EUR	Dassault Systèmes SE	2,110,949
17,900	JPY	Fujitsu, Ltd.	2,843,558
9,200	JPY	Keyence Corp.	4,416,485
66,000	TWD	MediaTek, Inc.	2,766,889
50,200	KRW	Samsung Electronics Company, Ltd.	3,658,851
3,015		Shopify, Inc. - Class A#	3,565,268
12,100	SEK	Sinch, AB#*	1,889,619
473,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	9,961,194
39,150		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	4,570,371
8,100	JPY	Tokyo Electron, Ltd.	3,678,920
			67,045,597

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

International Growth Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES			VALUE
		Materials (7.0%)
125,000	EUR	ArcelorMittal, SA#	$3,633,827
492,000		Cemex, SAB de CV#	3,881,880
29,000	EUR	CRH, PLC	1,368,342
101,800	CAD	First Quantum Minerals, Ltd.	2,346,332
57,000		Freeport-McMoRan, Inc.	2,149,470
90,850	AUD	James Hardie Industries, PLC	2,993,904
1,500	KRW	LG Chem, Ltd.	1,252,181
172,900	INR	Tata Steel, Ltd.	2,385,453
			20,011,389
		Real Estate (0.6%)
99,211	INR	Godrej Properties, Ltd.#	1,822,968
		TOTAL COMMON STOCKS (Cost $193,814,221)	282,185,095
NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (6.3%)
17,985,211		State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $17,985,211)	17,985,211
		TOTAL INVESTMENTS (105.5%) (Cost $211,799,432)	300,170,306
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-6.3%)			(17,985,211)
OTHER ASSETS, LESS LIABILITIES (0.8%)			2,307,993
NET ASSETS (100.0%)			$284,493,088

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

^  Security, or portion of security, is on loan.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $77,719.

*  Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2021.

FOREIGN CURRENCY ABBREVIATIONS

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

SEK  Swedish Krona

TWD  New Taiwan Dollar

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/(LOSS)
Bank of New York	British Pound Sterling	06/30/21	10,427,000	$14,402,465	$90,961
State Street Bank and European Monetary Trust	Unit	06/30/21	10,202,000	12,279,677	220,746
					$311,707

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
APRIL 30, 2021

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$86,138,856	28.7%
European Monetary Unit	77,844,952	25.9%
Japanese Yen	32,558,404	10.9%
Hong Kong Dollar	25,214,516	8.4%
Canadian Dollar	19,808,254	6.6%
Indian Rupee	14,146,707	4.7%
New Taiwan Dollar	12,728,083	4.3%
British Pound Sterling	11,712,490	3.9%
Swedish Krona	8,444,053	2.8%
South Korean Won	4,911,032	1.6%
Swiss Franc	3,669,055	1.2%
Australian Dollar	2,993,904	1.0%
Total Investments	$300,170,306	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

www.calamos.com

Evolving World Growth Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (11.3%)
		Airlines (1.3%)
66,000,000	HKD	Cathay Pacific Finance III, Ltd. 2.750%, 02/05/26	$9,086,423
		Communication Services (2.5%)
7,700,000		Kakao Corp. 0.000%, 04/28/23	9,831,822
2,695,000		Sea, Ltd.*~ 2.375%, 12/01/25	7,663,906
			17,495,728
		Consumer Discretionary (1.9%)
5,200,000	EUR	Global Fashion Group, SA 1.250%, 03/15/28	6,462,193
4,670,000		Huazhu Group, Ltd. 0.375%, 11/01/22	6,405,932
			12,868,125
		Financials (1.8%)
86,000,000	HKD	Citigroup Global Markets Funding Luxembourg SCA 0.000%, 07/25/24	12,763,130
		Industrials (0.6%)
2,323,000		Copa Holdings, SA* 4.500%, 04/15/25	4,276,597
		Information Technology (1.7%)
5,200,000		LG Display Company, Ltd. 1.500%, 08/22/24	7,137,260
4,200,000		Win Semiconductors Corp. 0.000%, 01/14/26	4,465,650
			11,602,910
		Materials (0.7%)
4,316,000		Ivanhoe Mines, Ltd.* 2.500%, 04/15/26	5,178,725
		Real Estate (0.8%)
5,000,000		Vingroup, JSC 3.000%, 04/20/26	5,192,150
		TOTAL CONVERTIBLE BONDS (Cost $69,307,836)	78,463,788
NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCK (1.0%)
		Consumer Discretionary (1.0%)
41,925		Aptiv, PLC 5.500%, 06/15/23 (Cost $5,383,799)	6,846,352
COMMON STOCKS (85.1%)
		Communication Services (7.8%)
23,400	INR	Affle India, Ltd.#	1,741,509
20,675		Baidu, Inc.#	4,348,573
18,545	KRW	NAVER Corp.	5,971,897
NUMBER OF SHARES			VALUE
26,550		Sea, Ltd.#^	$6,704,937
6,200	KRW	SK Telecom Company, Ltd.	1,688,719
273,400	HKD	Tencent Holdings, Ltd.	21,809,663
149,450		Tencent Holdings, Ltd.^	11,905,187
			54,170,485
		Consumer Discretionary (13.7%)
225,000	HKD	Alibaba Group Holding, Ltd.#	6,504,232
62,935		Alibaba Group Holding, Ltd.#	14,534,838
83,642	CNY	China Tourism Group Duty Free Corp., Ltd. - Class A	4,013,863
43,000		Coupang, Inc.#	1,801,700
119,000	INR	Dixon Technologies India, Ltd.#	6,708,995
506,000	HKD	Galaxy Entertainment Group, Ltd.#	4,441,729
32,550	KRW	Hyundai Motor Company	6,189,442
43,775		JD.com, Inc.#	3,386,434
839,100	HKD	Li Ning Company, Ltd.	6,809,868
9,500	EUR	LVMH Moet Hennessy Louis Vuitton, SE	7,156,826
130,965		MakeMyTrip, Ltd.#	3,591,060
93,000	HKD	Meituan - Class B*#	3,559,508
4,200		MercadoLibre, Inc.#	6,598,116
196,000		New Oriental Education & Technology Group, Inc.#	2,990,960
2,465,400	HKD	Samsonite International, SA*#	4,562,784
178,000		Trip.com Group, Ltd.#	6,956,240
89,789	HKD	Yum China Holdings, Inc.	5,650,325
			95,456,920
		Consumer Staples (2.0%)
14,368	CNY	Kweichow Moutai Company, Ltd. - Class A	4,438,871
253,400	INR	Varun Beverages, Ltd.	3,263,162
2,010,000	MXN	Wal-Mart de Mexico, SAB de CV	6,591,514
			14,293,547
		Energy (3.1%)
81,800		Chevron Corp.	8,431,126
267,260	INR	Reliance Industries, Ltd.	7,185,300
129,000	EUR	TOTAL, SE	5,701,510
			21,317,936
		Financials (17.7%)
379,800	HKD	AIA Group, Ltd.	4,820,638
1,991,900	IDR	Bank Central Asia, Tbk PT	4,409,589
4,118,000	IDR	Bank Jago, Tbk PT#	2,893,576
2,945,000	TWD	Cathay Financial Holding Company, Ltd.	5,497,828
233,000	TWD	Chailease Holding Company, Ltd.	1,679,013
5,609,000	HKD	China Construction Bank Corp. - Class H	4,427,417
1,203,000	HKD	China Merchants Bank Company, Ltd. - Class H	9,662,991
1,703,700	ZAR	FirstRand, Ltd.	5,992,926
270,000	MXN	Grupo Financiero Banorte, SAB de CV - Class O	1,533,070

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Evolving World Growth Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES			VALUE
144,100	KRW	Hana Financial Group, Inc.	$5,906,569
906,700	INR	HDFC Bank, Ltd.#	17,234,592
461,900	INR	HDFC Life Insurance Company, Ltd.*#	4,126,656
83,800	HKD	Hong Kong Exchanges & Clearing, Ltd.	5,054,064
244,500	INR	Housing Development Finance Corp., Ltd.	8,005,473
685,075		ICICI Bank, Ltd.#^	11,166,722
897,370		Itau Unibanco Holding, SA	4,486,850
974,800	THB	Kasikornbank, PCL	4,157,555
621,500	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	6,775,757
6,103,000	HKD	Postal Savings Bank of China Company, Ltd. - Class H*	3,958,201
301,500	INR	SBI Cards & Payment Services, Ltd.	3,979,608
121,500	KRW	Shinhan Financial Group Company, Ltd.	4,366,162
82,438		Shinhan Financial Group Company, Ltd.^	2,946,334
			123,081,591
		Health Care (2.5%)
312,359	CNY	Aier Eye Hospital Group Company, Ltd. - Class A	3,580,403
71,400	CNY	Hangzhou Tigermed Consulting Company, Ltd. - Class A	1,718,956
293,100	HKD	Ping An Healthcare and Technology Company, Ltd.*#	3,419,846
619,000	HKD	Wuxi Biologics Cayman, Inc.*#	8,689,394
			17,408,599
		Industrials (5.3%)
42,736	EUR	Airbus, SE#	5,139,416
57,300	CNY	Contemporary Amperex Technology Company, Ltd. - Class A	3,443,371
65,000		Copa Holdings, SA - Class A#	5,622,500
276,000	TWD	Hiwin Technologies Corp.	4,164,009
203,300	JPY	Komatsu, Ltd.	5,977,960
382,500	HKD	Techtronic Industries Company, Ltd.	6,940,371
410,600	INR	Voltas, Ltd.	5,299,424
			36,587,051
		Information Technology (22.9%)
23,550		Accenture, PLC - Class A	6,828,794
15,600	EUR	ASML Holding, NV	10,126,607
19,600		Globant, SA#	4,491,928
1,379,000	TWD	Hon Hai Precision Industry Company, Ltd.	5,669,133
334,700		Infosys, Ltd.	6,051,376
417,000	TWD	MediaTek, Inc.	17,481,708
226,000	TWD	Novatek Microelectronics Corp.	4,986,180
11,200		NVIDIA Corp.	6,724,256
453,750	KRW	Samsung Electronics Company, Ltd.	33,071,786
102,800	KRW	SK Hynix, Inc.	11,727,555
1,933,649	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	40,721,888
NUMBER OF SHARES			VALUE
99,275		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	$11,589,363
			159,470,574
		Materials (8.7%)
262,900	INR	APL Apollo Tubes, Ltd.#	4,594,644
229,250	EUR	ArcelorMittal, SA#	6,664,439
1,973,300		Cemex, SAB de CV#	15,569,337
230,700	CAD	First Quantum Minerals, Ltd.	5,317,277
130,000		Freeport-McMoRan, Inc.	4,902,300
7,540	KRW	LG Chem, Ltd.	6,294,297
28,600	KRW	POSCO	9,346,899
557,600	INR	Tata Steel, Ltd.	7,693,048
			60,382,241
		Real Estate (1.4%)
4,322,400	PHP	Ayala Land, Inc.	2,883,709
285,800	INR	Godrej Properties, Ltd.#	5,251,476
275,100	VND	Vingroup, JSC#	1,558,139
			9,693,324
		TOTAL COMMON STOCKS (Cost $497,502,649)	591,862,268
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (2.3%)#
		Communication Services (0.5%)
375		Baidu, Inc.
7,887,375		Call, 01/21/22, Strike $250.00	537,187
860		Sea, Ltd.
21,718,440		Call, 01/21/22, Strike $270.00	2,792,850
			3,330,037
		Consumer Discretionary (0.4%)
1,200		Alibaba Group Holding, Ltd.
27,714,000		Call, 07/16/21, Strike $235.00	1,416,000
585		JD.com, Inc.
4,525,560		Put, 05/21/21, Strike $75.00	107,348
1,655		NIO, Inc.
6,593,520		Call, 01/21/22, Strike $50.00	922,662
455		Pinduoduo, Inc.
6,093,815		Call, 01/21/22, Strike $175.00	416,325
1,725		Trip.com Group, Ltd.
6,741,300		Call, 07/16/21, Strike $43.00	202,687
			3,065,022
		Energy (0.0%)
1,498		Lukoil, PJSC
11,486,664		Call, 06/18/21, Strike $80.00	197,736
		Financials (0.2%)
4,415		ICICI Bank, Ltd.
7,196,450		Call, 01/21/22, Strike $18.00	584,988

See accompanying Notes to Schedule of Investments

www.calamos.com

Evolving World Growth Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
20,100	Itau Unibanco Holding, SA
10,050,000	Call, 06/18/21, Strike $5.00	$522,600
19,000	Sberbank of Russia, PJSC
29,912,129	Call, 06/18/21, Strike $16.00	294,500
		1,402,088
	Information Technology (0.1%)
1,310	Taiwan Semiconductor
15,292,940	Manufacturing Company, Ltd. Call, 01/21/22, Strike $140.00	674,650
	Materials (0.1%)
3,513	Vale, SA
7,068,156	Call, 06/18/21, Strike $19.00	553,298
	Other (1.0%)
6,805	iShares MSCI Brazil ETF
24,198,580	Call, 01/21/22, Strike $35.00	2,687,975
12,905	iShares MSCI Emerging Markets
69,661,190	Put, 07/16/21, Strike $54.00	2,587,452
4,087	iShares MSCI India ETF
16,764,874	Put, 05/21/21, Strike $40.00	275,873
13,510	Xtrackers Harvest CSI 300 China A ETF
53,459,070	Call, 07/16/21, Strike $40.00	1,587,425
		7,138,725
	TOTAL PURCHASED OPTIONS (Cost $22,232,577)	16,361,556
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.0%)
14,053,105	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $14,053,105)	14,053,105
	TOTAL INVESTMENTS (101.7%) (Cost $608,479,966)	707,587,069
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.0%)		(14,053,105)
OTHER ASSETS, LESS LIABILITIES (0.3%)		2,227,767
NET ASSETS (100.0%)		$695,761,731

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~  Security, or portion of security, is segregated as collateral for written options. The aggregate value of such securities is $6,775,234.

#  Non-income producing security.

^  Security, or portion of security, is on loan.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2021.

FOREIGN CURRENCY ABBREVIATIONS

CAD  Canadian Dollar

CNY  Chinese Yuan Renminbi

EUR  European Monetary Unit

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

PHP  Philippine Peso

THB  Thai Baht

TWD  New Taiwan Dollar

VND  Viet Nam dong

ZAR  South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
APRIL 30, 2021

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$239,041,986	33.8%
Hong Kong Dollar	128,936,341	18.2%
South Korean Won	84,563,326	12.0%
New Taiwan Dollar	80,199,759	11.3%
Indian Rupee	75,083,887	10.6%
European Monetary Unit	41,250,991	5.8%
Chinese Yuan Renminbi	17,195,464	2.4%
Mexican Peso	8,124,584	1.2%
Indonesian Rupiah	7,303,165	1.0%
South African Rand	5,992,926	0.9%
Japanese Yen	5,977,960	0.8%
Canadian Dollar	5,317,277	0.8%
Thai Baht	4,157,555	0.6%
Philippine Peso	2,883,709	0.4%
Viet Nam Dong	1,558,139	0.2%
Total Investments	$707,587,069	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Global Equity Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (99.8%)
		Communication Services (10.1%)
1,210		Alphabet, Inc. - Class A#	$2,847,735
5,435		Facebook, Inc. - Class A#	1,766,810
12,575		Sea, Ltd.#	3,175,691
39,400	HKD	Tencent Holdings, Ltd.	3,143,016
14,839		Walt Disney Company#	2,760,351
			13,693,603
		Consumer Discretionary (16.7%)
8,785		Alibaba Group Holding, Ltd.#	2,028,896
1,275		Amazon.com, Inc.#~	4,420,960
14,555		Aptiv, PLC#	2,094,319
17,280		Caesars Entertainment, Inc.#	1,690,675
675		Chipotle Mexican Grill, Inc.#	1,007,120
23,950		D.R. Horton, Inc.	2,354,046
46,800		General Motors Company#	2,677,896
105,500	HKD	Li Ning Company, Ltd.	856,204
1,850	EUR	LVMH Moet Hennessy Louis Vuitton, SE	1,393,698
440		MercadoLibre, Inc.#	691,231
8,750		Penn National Gaming, Inc.#^	779,800
15,400	GBP	Persimmon, PLC	666,212
5,549		Shake Shack, Inc. - Class A#	603,454
12,300		Sony Group Corp.	1,231,968
			22,496,479
		Consumer Staples (0.9%)
1,730		Costco Wholesale Corp.	643,715
1,850	CHF	Zur Rose Group, AG#^	615,704
			1,259,419
		Energy (2.3%)
15,850		Chevron Corp.	1,633,659
4,450		Pioneer Natural Resources Company	684,544
29,400	INR	Reliance Industries, Ltd.	790,421
			3,108,624
		Financials (13.9%)
59,925		Bank of America Corp.	2,428,760
2,000		Coinbase Global, Inc. - Class A#	595,280
108,290	INR	HDFC Bank, Ltd.#	2,058,381
53,000		ICICI Bank, Ltd.#^	863,900
157,600	EUR	ING Groep, NV	2,013,337
15,625		JPMorgan Chase & Company	2,403,281
2,882,000	GBP	Lloyds Banking Group, PLC	1,807,243
16,900		Morgan Stanley	1,395,095
26,400	EUR	NN Group, NV	1,316,791
74,500	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	812,219
94,800		UBS Group, AG#^	1,449,492
NUMBER OF SHARES			VALUE
34,200		Wells Fargo & Company	$1,540,710
			18,684,489
		Health Care (7.7%)
56,825		Alcon, Inc.#^	4,286,310
2,600		Danaher Corp.	660,244
7,200		Horizon Therapeutics, PLC#	681,264
1,400		Illumina, Inc.#	549,976
4,140		Inspire Medical Systems, Inc.#	980,435
14,800		LivaNova, PLC#	1,256,076
1,920		UnitedHealth Group, Inc.	765,696
87,000	HKD	Wuxi Biologics Cayman, Inc.#*	1,221,288
			10,401,289
		Industrials (12.5%)
50,900	CAD	CAE, Inc.#	1,594,313
7,100		Caterpillar, Inc.	1,619,581
6,160		Cummins, Inc.	1,552,566
31,700	EUR	Deutsche Post, AG	1,867,040
5,700	JPY	FANUC Corp.	1,312,611
12,800	JPY	Harmonic Drive Systems, Inc.^	860,802
10,800	JPY	Nidec Corp.	1,247,064
20,300		Quanta Services, Inc.	1,961,792
40,000	SEK	Sandvik, AB	989,178
10,750	EUR	Schneider Electric, SE	1,715,224
33,200		Southwest Airlines Company#	2,084,296
			16,804,467
		Information Technology (27.9%)
4,650		Accenture, PLC - Class A	1,348,360
879	EUR	Adyen, NV#*	2,163,301
21,050		Apple, Inc.	2,767,233
6,078	EUR	ASML Holding, NV	3,945,482
8,200	JPY	Fujitsu, Ltd.	1,302,636
4,100	JPY	Keyence Corp.	1,968,216
2,150		Lam Research Corp.	1,333,968
4,090		MasterCard, Inc. - Class A	1,562,625
13,925		Micron Technology, Inc.#	1,198,525
13,250		Microsoft Corp.	3,341,385
5,490		NVIDIA Corp.	3,296,086
36,753		Oracle Corp.	2,785,510
6,085		PayPal Holdings, Inc.#	1,596,035
12,850	KRW	Samsung Electronics Company, Ltd.	936,578
15,950		Shift4 Payments, Inc. - Class A#	1,577,295
1,180		Shopify, Inc. - Class A#	1,395,362
124,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	2,611,391
20,800		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	2,428,192
			37,558,180

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Equity Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES			VALUE
		Materials (5.7%)
49,100	EUR	ArcelorMittal, SA#	$1,427,367
231,700		Cemex, SAB de CV#	1,828,113
58,600		Freeport-McMoRan, Inc.	2,209,806
27,800	AUD	James Hardie Industries, PLC	916,131
5,800		PPG Industries, Inc.	993,192
28,400	INR	Tata Steel, Ltd.	391,827
			7,766,436
		Real Estate (2.1%)
59,750	INR	Godrej Properties, Ltd.#	1,097,886
24,000		Redfin Corp.#^	1,698,720
			2,796,606
		TOTAL COMMON STOCKS (Cost $86,990,211)	134,569,592
NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (3.8%)
5,064,349 State Street Navigator Securities Lending Government Money Market Portfolio†		(Cost $5,064,349)	5,064,349
		TOTAL INVESTMENTS (103.6%) (Cost $92,054,560)	139,633,941
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-3.8%)			(5,064,349)
OTHER ASSETS, LESS LIABILITIES (0.2%)			200,218
NET ASSETS (100.0%)			$134,769,810

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $17,337.

^  Security, or portion of security, is on loan.

*  Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2021.

FOREIGN CURRENCY ABBREVIATIONS

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

SEK  Swedish Krona

TWD  New Taiwan Dollar

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/(LOSS)
Bank of New York	British Pound Sterling	06/30/21	2,960,000	$4,088,549	$25,822
State Street Bank and European Monetary Trust	Unit	06/30/21	1,343,000	1,616,507	29,059
					$54,881

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

CURRENCY EXPOSURE
APRIL 30, 2021

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$96,592,380	69.2%
European Monetary Unit	15,842,240	11.3%
Japanese Yen	6,691,329	4.8%
Hong Kong Dollar	6,032,727	4.3%
Indian Rupee	4,338,515	3.1%
New Taiwan Dollar	2,611,391	1.9%
British Pound Sterling	2,473,455	1.8%
Canadian Dollar	1,594,313	1.1%
Swedish Krona	989,178	0.7%
South Korean Won	936,578	0.7%
Australian Dollar	916,131	0.7%
Swiss Franc	615,704	0.4%
Total Investments	$139,633,941	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Global Opportunities Fund Schedule of Investments April 30, 2021 (Unaudited)
(formerly, Global Growth and Income Fund)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (27.1%)
		Communication Services (4.2%)
1,333,000		Eventbrite, Inc.* 0.750%, 09/15/26	$1,449,277
2,460,000		Liberty Media Corp.* 0.500%, 12/01/50	2,753,109
735,000		Live Nation Entertainment, Inc. 2.500%, 03/15/23	989,266
1,300,000		Sea, Ltd.* 2.375%, 12/01/25	3,696,875
1,175,000		Twitter, Inc.*	1,072,458
			9,960,985
		Consumer Discretionary (10.3%)
1,415,000		Booking Holdings, Inc.*^ 0.750%, 05/01/25	2,146,484
2,030,000		Chegg, Inc.*	2,230,077
2,390,000		DraftKings, Inc.*	2,285,055
955,000		Etsy, Inc.*^ 0.125%, 09/01/27	1,243,200
899,000		Expedia Group, Inc.*^	981,816
2,400,000		Ford Motor Company*	2,371,608
2,000,000	EUR	Global Fashion Group, SA 1.250%, 03/15/28	2,485,459
1,105,000		Marriott Vacations Worldwide Corp.*	1,313,215
255,000		Penn National Gaming, Inc. 2.750%, 05/15/26	988,926
1,175,000		Shake Shack, Inc.*	1,117,190
1,000,000	EUR	Shop Apotheke Europe, NV	1,351,605
164,000		Tesla, Inc.^ 2.375%, 03/15/22	1,778,449
2,960,000		Vail Resorts, Inc.*	3,153,317
800,000	EUR	Zalando, SE 0.050%, 08/06/25	1,172,703
			24,619,104
		Consumer Staples (0.7%)
		Premium Brands Holdings Corp.
918,000	CAD	4.600%, 12/31/23	876,109
905,000	CAD	4.200%, 09/30/27	798,048
			1,674,157
		Health Care (3.1%)
1,195,000		Halozyme Therapeutics, Inc.* 0.250%, 03/01/27	1,157,154
1,009,000		Insulet Corp. 0.375%, 09/01/26	1,455,150
800,000		Jazz Investments I, Ltd.* 2.000%, 06/15/26	1,034,168
1,515,000		LivaNova USA, Inc.* 3.000%, 12/15/25	2,364,370
PRINCIPAL AMOUNT			VALUE
1,370,000		Pacira BioSciences, Inc.* 0.750%, 08/01/25	$1,525,262
			7,536,104
		Industrials (4.7%)
1,446,000		Air Canada*~ 4.000%, 07/01/25	2,225,596
1,300,000	EUR	Duerr, AG 0.750%, 01/15/26	1,906,627
2,365,000		JetBlue Airways Corp.* 0.500%, 04/01/26	2,594,594
1,339,000		Southwest Airlines Company 1.250%, 05/01/25	2,328,990
2,090,000		Uber Technologies, Inc.*	2,192,912
			11,248,719
		Information Technology (1.8%)
1,370,000		Shift4 Payments, Inc.*	1,929,206
2,015,000		Square, Inc.*^ 0.250%, 11/01/27	2,378,728
			4,307,934
		Materials (0.5%)
1,050,000		Ivanhoe Mines, Ltd.* 2.500%, 04/15/26	1,259,885
		Real Estate (1.8%)
		Redfin Corp.*
2,360,000		0.500%, 04/01/27	2,472,194
1,575,000		0.000%, 10/15/25	1,909,924
			4,382,118
		TOTAL CONVERTIBLE BONDS (Cost $55,247,540)	64,989,006
NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (8.4%)
		Communication Services (1.3%)
2,670		2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	3,141,674
		Consumer Discretionary (1.5%)
22,822		Aptiv, PLC 5.500%, 06/15/23	3,726,833
		Financials (0.8%)
24,300		KKR & Company, Inc.^ 6.000%, 09/15/23	1,822,014
		Health Care (1.3%)
1,805		Danaher Corp. 4.750%, 04/15/22	3,092,886

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Opportunities Fund Schedule of Investments April 30, 2021 (Unaudited)
(formerly, Global Growth and Income Fund)

NUMBER OF SHARES			VALUE
		Industrials (1.2%)
22,937		Stanley Black & Decker, Inc.^ 5.250%, 11/15/22	$2,798,543
		Information Technology (1.0%)
1,705		Broadcom, Inc. 8.000%, 09/30/22	2,471,312
		Utilities (1.3%)
11,700		AES Corp. 6.875%, 02/15/24	1,275,183
32,389		NextEra Energy, Inc. 4.872%, 09/01/22	1,889,574
			3,164,757
		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $15,202,650)	20,218,019
COMMON STOCKS (59.4%)
		Communication Services (3.8%)
56,300	HKD	Tencent Holdings, Ltd.	4,491,163
24,280		Walt Disney Company~#	4,516,566
			9,007,729
		Consumer Discretionary (3.9%)
38,000		D.R. Horton, Inc.	3,735,020
53,800		General Motors Company#	3,078,436
3,515	EUR	LVMH Moet Hennessy Louis Vuitton, SE	2,648,026
			9,461,482
		Consumer Staples (1.4%)
44,700		Coca-Cola Company~	2,412,906
2,590		Costco Wholesale Corp.	963,713
			3,376,619
		Energy (2.3%)
29,500		Chevron Corp.	3,040,565
48,200	INR	Reliance Industries, Ltd.	1,295,860
57,400	GBP	Royal Dutch Shell, PLC - Class A	1,080,053
			5,416,478
		Financials (11.2%)
100,510		Bank of America Corp.~	4,073,670
134,300	INR	HDFC Bank, Ltd.#	2,552,780
231,600	EUR	ING Groep, NV	2,958,685
29,275		JPMorgan Chase & Company~	4,502,788
30,900		Morgan Stanley	2,550,795
35,200	EUR	NN Group, NV	1,755,722
117,000	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	1,275,565
188,000		UBS Group, AG^#	2,874,520
96,300		Wells Fargo & Company	4,338,315
			26,882,840
NUMBER OF SHARES			VALUE
		Health Care (5.5%)
105,186		Alcon, Inc.^#	$7,934,180
11,500		Eli Lilly & Company	2,101,855
24,500		Novo Nordisk, A/S	1,811,775
3,500		UnitedHealth Group, Inc.	1,395,800
			13,243,610
		Industrials (6.6%)
5,200		Boeing Company#	1,218,412
41,000		CAE, Inc.#	1,284,120
12,600		Caterpillar, Inc.	2,874,186
6,700		Cummins, Inc.	1,688,668
44,100	EUR	Deutsche Post, AG	2,597,365
6,400	JPY	FANUC Corp.	1,473,809
23,450	EUR	Schneider Electric, SE	3,741,582
4,400		Union Pacific Corp.	977,196
			15,855,338
		Information Technology (20.2%)
8,600		Accenture, PLC - Class A	2,493,742
1,520	EUR	Adyen, NV*#	3,740,862
40,040		Apple, Inc.	5,263,658
8,630	EUR	ASML Holding, NV	5,602,091
15,300	JPY	Fujitsu, Ltd.	2,430,528
7,300	JPY	Keyence Corp.	3,504,385
15,050		Micron Technology, Inc.#	1,295,353
21,680		Microsoft Corp.~	5,467,262
6,200		NVIDIA Corp.	3,722,356
65,810		Oracle Corp.	4,987,740
18,600	KRW	Samsung Electronics Company, Ltd.	1,355,670
374,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	7,876,293
6,000		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	700,440
			48,440,380
		Materials (4.5%)
92,700	EUR	ArcelorMittal, SA#	2,694,846
254,800		Cemex, SAB de CV#	2,010,372
49,900	EUR	CRH, PLC	2,354,492
64,900		Freeport-McMoRan, Inc.	2,447,379
7,200		PPG Industries, Inc.	1,232,928
			10,740,017
		TOTAL COMMON STOCKS (Cost $99,631,155)	142,424,493

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Global Opportunities Fund Schedule of Investments April 30, 2021 (Unaudited)
(formerly, Global Growth and Income Fund)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (3.2%)#
	Communication Services (1.4%)
28	Alphabet, Inc.
6,589,800	Call, 01/21/22, Strike $1,500.00	$2,450,140
73	Facebook, Inc.
2,373,084	Call, 06/18/21, Strike $200.00	914,325
		3,364,465
	Consumer Discretionary (1.3%)
131	Alibaba Group Holding, Ltd.
3,025,445	Call, 06/18/21, Strike $205.00	376,625
	Amazon.com, Inc.
21
7,281,582	Call, 01/21/22, Strike $2,500.00	2,158,432
4
1,386,968	Call, 06/18/21, Strike $2,200.00	508,650
		3,043,707
	Energy (0.0%)
90	Pioneer Natural Resources Company
1,384,470	Call, 09/17/21, Strike $170.00	72,900
	Financials (0.1%)
1,615	ICICI Bank, Ltd.
2,632,450	Call, 09/17/21, Strike $18.00	125,163
	Information Technology (0.1%)
10	Shopify, Inc.
1,182,510	Call, 01/21/22, Strike $920.00	323,650
	Materials (0.1%)
393	Freeport-McMoRan, Inc.
1,482,003	Call, 08/20/21, Strike $29.00	376,298
	Other (0.2%)
365	Invesco QQQ Trust Series
12,336,635	Put, 06/30/21, Strike $325.00	268,822
300	SPDR S&P 500 ETF Trust
12,519,000	Put, 06/30/21, Strike $395.00	161,700
		430,522
	TOTAL PURCHASED OPTIONS (Cost $3,129,401)	7,736,705
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (6.7%)
16,048,162	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $16,048,162)	$16,048,162
	TOTAL INVESTMENTS (104.8%) (Cost $189,258,908)	251,416,385
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-6.7%)		(16,048,162)
OTHER ASSETS, LESS LIABILITIES (1.9%)		4,427,921
NET ASSETS (100.0%)		$239,796,144

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $4,041,923.

#  Non-income producing security.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2021.

FOREIGN CURRENCY ABBREVIATIONS

CAD  Canadian Dollar

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

TWD  New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Opportunities Fund Schedule of Investments April 30, 2021 (Unaudited)
(formerly, Global Growth and Income Fund)

CURRENCY EXPOSURE
APRIL 30, 2021

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$187,396,057	74.5%
European Monetary Unit	35,010,065	13.9%
New Taiwan Dollar	7,876,293	3.1%
Japanese Yen	7,408,722	3.0%
Hong Kong Dollar	5,766,728	2.3%
Indian Rupee	3,848,640	1.5%
Canadian Dollar	1,674,157	0.7%
South Korean Won	1,355,670	0.6%
British Pound Sterling	1,080,053	0.4%
Total Investments	$251,416,385	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Total Return Bond Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (51.9%)
	Airlines (2.3%)
924	Air Canada Pass Through Trust Series 2013-1, Class B* 5.375%, 11/15/22	$925
234,288	Air Canada Pass Through Trust Series 2015-1, Class B* 3.875%, 09/15/24	233,503
117,451	Air Canada Pass Through Trust Series 2015-2, Class AA* 3.750%, 06/15/29	120,861
206,573	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	228,057
96,736	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	108,231
138,545	British Airways Pass Through Trust Series 2019-1, Class A* 3.350%, 12/15/30	136,915
144,513	JetBlue Pass Through Trust Series 2019-1, Class AA 2.750%, 11/15/33	145,043
176,000	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	201,564
125,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	141,722
80,509	UAL Pass Through Trust Series 2007-1 6.636%, 01/02/24	83,599
122,473	United Airlines Pass Through Trust Series 2014-2, Class B 4.625%, 03/03/24	125,653
155,160	United Airlines Pass Through Trust Series 2018-1, Class B 4.600%, 09/01/27	157,518
		1,683,591
	Communication Services (3.4%)
200,000	Ashtead Capital, Inc.* 4.125%, 08/15/25	205,830
250,000	AT&T, Inc. 1.700%, 03/25/26	251,200
150,000	Cogent Communications Group, Inc.* 3.500%, 05/01/26	150,000
250,000	Comcast Corp. 3.900%, 03/01/38	282,092
110,000	Crown Castle Towers, LLC* 3.720%, 07/15/43	113,234
175,000	Electronic Arts, Inc. 4.800%, 03/01/26	202,528
110,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	121,448
PRINCIPAL AMOUNT		VALUE
100,000	Netflix, Inc.* 3.625%, 06/15/25	$107,746
250,000	NTT Finance Corp.* 1.591%, 04/03/28	245,897
125,000	Sirius XM Radio, Inc.* 3.875%, 08/01/22	125,693
250,000	T-Mobile USA, Inc.* 3.500%, 04/15/25	271,177
100,000	United States Cellular Corp. 6.700%, 12/15/33	125,032
255,000	Verizon Communications, Inc. 4.016%, 12/03/29	288,423
		2,490,300
	Consumer Discretionary (4.5%)
150,000	American Honda Finance Corp. 2.350%, 01/08/27	157,152
130,000	Delta Air Lines Pass Through Trust Series 2019-1, Class AA 3.204%, 10/25/25	135,867
200,000	Ford Motor Credit Company, LLC 4.000%, 11/13/30	204,340
200,000	3.370%, 11/17/23	206,704
250,000	General Motors Financial Company, Inc. 3.700%, 05/09/23	263,355
100,000	goeasy, Ltd.* 4.375%, 05/01/26	101,271
250,000	Home Depot, Inc. 2.800%, 09/14/27	270,090
125,000	Lennar Corp. 4.500%, 04/30/24	136,768
200,000	Lowe's Companies, Inc.^ 4.000%, 04/15/25	222,286
250,000	M/I Homes, Inc. 5.625%, 08/01/25	259,852
250,000	Mattel, Inc.* 3.375%, 04/01/26	259,107
19,000	6.750%, 12/31/25	19,997
125,000	MGM Resorts International 6.000%, 03/15/23	133,991
250,000	Newell Brands, Inc. 4.350%, 04/01/23	263,655
19,000	News Corp.* 3.875%, 05/15/29	19,380
100,000	NIKE, Inc. 2.850%, 03/27/30	106,587
125,000	Nordstrom, Inc.* 2.300%, 04/08/24	125,448
200,000	Toll Brothers Finance Corp. 4.350%, 02/15/28	219,962
151,459	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	151,601
		3,257,413

See accompanying Notes to Schedule of Investments

www.calamos.com

Total Return Bond Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	Consumer Staples (3.5%)
250,000	Anheuser-Busch InBev Worldwide, Inc. 3.500%, 06/01/30	$272,782
250,000	Archer-Daniels-Midland Company 3.250%, 03/27/30	272,618
250,000	Coca-Cola Company 2.950%, 03/25/25	270,625
250,000	Costco Wholesale Corp. 1.600%, 04/20/30	241,940
175,000	Edgewell Personal Care Company* 4.125%, 04/01/29	174,911
250,000	General Mills, Inc. 2.600%, 10/12/22	257,500
250,000	Hershey Company 1.700%, 06/01/30	242,523
200,000	Kimberly-Clark Corp. 3.100%, 03/26/30	217,266
150,000	Land O'Lakes, Inc.* 6.000%, 11/15/22	159,582
200,000	McCormick & Company, Inc. 0.900%, 02/15/26	195,974
250,000	Walmart, Inc. 3.050%, 07/08/26	274,072
		2,579,793
	Energy (0.2%)
175,000	Energy Transfer, LP‡ 3.193%, 11/01/66 3 mo. USD LIBOR + 3.02%	129,938
	Financials (17.5%)
115,000	Ally Financial, Inc. 4.700%, 05/15/26‡ 5 year CMT + 3.87%	117,053
100,000	8.000%, 11/01/31	140,686
250,000	American Express Company 3.000%, 10/30/24	270,037
150,000	Ares Capital Corp. 3.250%, 07/15/25	156,858
200,000	Aviation Capital Group, LLC* 3.500%, 11/01/27	207,370
250,000	Axis Specialty Finance, PLC 4.000%, 12/06/27	276,335
150,000	Bank of America Corp.‡ 3.366%, 01/23/26 3 mo. USD LIBOR + 0.81%	162,081
250,000	Bank of Montreal 3.300%, 02/05/24	268,957
75,000	Bank of Montreal^‡ 4.800%, 08/25/24 5 year CMT + 2.98%	79,500
125,000	Bank of Nova Scotia 2.450%, 09/19/22	128,864
PRINCIPAL AMOUNT		VALUE
250,000	Barclays, PLC‡ 1.007%, 12/10/24 1 year CMT + 0.80%	$250,462
150,000	Berkshire Hathaway Finance Corp. 4.250%, 01/15/49	179,207
125,000	BP Capital Markets, PLC‡ 4.875%, 03/22/30 5 year CMT + 4.40%	134,616
175,000	Brookfield Finance, Inc. 2.724%, 04/15/31	175,733
200,000	Capital One Financial Corp. 2.600%, 05/11/23	208,200
150,000	Caterpillar Financial Services Corp. 2.150%, 11/08/24	157,572
200,000	Charles Schwab Corp.‡ 4.000%, 06/01/26 5 year CMT + 3.17%	206,454
250,000	CIT Bank, N.A.‡ 2.969%, 09/27/25 SOFR + 1.72%	262,985
250,000	Citigroup, Inc.‡ 3.875%, 02/18/26 5 year CMT + 3.42%	251,710
250,000	Credit Suisse Group, AG*‡ 1.305%, 02/02/27 SOFR + 0.98%	243,960
250,000	CyrusOne, LP / CyrusOne Finance Corp. 2.900%, 11/15/24	264,837
200,000	Danske Bank, A/S*‡ 3.001%, 09/20/22 3 mo. USD LIBOR + 1.25%	201,680
350,000	Discover Bank 3.450%, 07/27/26	381,171
150,000	Duke Realty, LP 2.875%, 11/15/29	155,586
200,000	Essex Portfolio, LP 1.700%, 03/01/28	194,532
200,000	Federation des Caisses Desjardins du Quebec* 2.050%, 02/10/25	206,636
200,000	Fifth Third Bancorp 2.550%, 05/05/27	210,492
125,000	Franklin Resources, Inc. 2.850%, 03/30/25	133,983
182,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	180,100
150,000	Goldman Sachs Group, Inc.‡ 3.800%, 05/10/26^ 5 year CMT + 2.97%	150,144
125,000	3.814%, 04/23/29 3 mo. USD LIBOR + 1.16%	138,216
250,000	HSBC Holdings, PLC^‡ 4.000%, 03/09/26 5 year CMT + 3.22%	251,927

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Total Return Bond Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
150,000	Huntington Bancshares, Inc. 2.550%, 02/04/30	$152,738
125,000	4.450%, 10/15/27‡ 7 year CMT + 4.05%	134,154
250,000	ILFC E-Capital Trust II*‡ 4.250%, 12/21/65 3 mo. USD LIBOR + 1.80%	212,883
175,000	Iron Mountain, Inc.* 5.250%, 03/15/28	183,797
200,000	Jaguar Holding Company II / Pharmaceutical Product Development, LLC* 4.625%, 06/15/25	210,654
150,000	JPMorgan Chase & Company‡ 3.220%, 03/01/25 3 mo. USD LIBOR + 1.16%	160,179
125,000	Life Storage, LP 4.000%, 06/15/29	137,534
200,000	Lloyds Banking Group, PLC‡ 1.627%, 05/11/27 1 year CMT + 0.85%	200,040
200,000	LSEGA Financing, PLC* 2.000%, 04/06/28	199,528
300,000	Macquarie Bank, Ltd.*‡ 3.052%, 03/03/36 5 year CMT + 1.70%	289,938
250,000	Markel Corp. 3.500%, 11/01/27	275,147
200,000	MetLife, Inc. 6.400%, 12/15/66	252,538
200,000	Morgan Stanley‡ 1.593%, 05/04/27 SOFR + 0.88%	200,944
250,000	National Securities Clearing Corp.* 1.500%, 04/23/25	254,922
200,000	Nippon Life Insurance Company*‡ 2.750%, 01/21/51 5 year CMT + 2.65%	193,774
118,000	PartnerRe Finance B, LLC‡ 4.500%, 10/01/50 5 year CMT + 3.82%	121,936
150,000	PNC Financial Services Group, Inc. 2.200%, 11/01/24	158,514
250,000	Prologis, LP 2.250%, 04/15/30	250,692
200,000	Prospect Capital Corp. 3.706%, 01/22/26	202,454
125,000	Reinsurance Group of America, Inc. 3.900%, 05/15/29	138,085
250,000	RenaissanceRe Finance, Inc. 3.450%, 07/01/27	273,222
250,000	Royal Bank of Canada 0.875%, 01/20/26	246,943
161,000	SBA Tower Trust* 1.631%, 11/15/26	161,000
PRINCIPAL AMOUNT		VALUE
69,000	SLM Corp. 4.200%, 10/29/25	$72,809
150,000	State Street Corp.‡ 2.354%, 11/01/25 SOFR + 0.94%	157,967
125,000	SVB Financial Group‡ 4.100%, 02/15/31 10 year CMT + 3.06%	126,175
125,000	Torchmark Corp. 4.550%, 09/15/28	145,013
110,000	Toronto-Dominion Bank 1.150%, 06/12/25	110,701
250,000	Travelers Companies, Inc. 2.550%, 04/27/50	229,428
150,000	US Bancorp 3.600%, 09/11/24	164,448
200,000	USAA Capital Corp.* 2.125%, 05/01/30	198,382
125,000	Ventas Realty, LP 4.000%, 03/01/28	139,469
150,000	VICI Properties, LP / VICI Note Company, Inc.* 3.500%, 02/15/25^	153,629
66,000	4.625%, 12/01/29	68,701
125,000	Wells Fargo & Company 4.400%, 06/14/46	142,485
125,000	3.900%, 03/15/26‡ 5 year CMT + 3.45%	127,983
		12,796,750
	Health Care (4.9%)
200,000	AbbVie, Inc. 3.800%, 03/15/25	219,298
200,000	AstraZeneca, PLC 1.375%, 08/06/30	184,196
100,000	Bausch Health Companies, Inc.* 5.500%, 11/01/25	103,166
200,000	Bristol-Myers Squibb Company 3.200%, 06/15/26	219,322
175,000	Charles River Laboratories International, Inc.* 3.750%, 03/15/29	178,273
150,000	CVS Health Corp. 4.780%, 03/25/38	179,545
100,000	DaVita, Inc.* 4.625%, 06/01/30	101,327
23,000	3.750%, 02/15/31	21,880
200,000	Elanco Animal Health, Inc. 4.912%, 08/27/21	202,504
175,000	5.900%, 08/28/28	199,255
250,000	Health Care Service Corp. A Mutual Legal Reserve Company* 1.500%, 06/01/25	253,437
200,000	Humana, Inc. 3.850%, 10/01/24	217,946

See accompanying Notes to Schedule of Investments

www.calamos.com

Total Return Bond Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
250,000	Johnson & Johnson 3.400%, 01/15/38	$276,685
200,000	Pfizer, Inc. 2.625%, 04/01/30	209,426
200,000	Royalty Pharma, PLC* 2.200%, 09/02/30	191,280
125,000	Tenet Healthcare Corp.* 4.625%, 09/01/24	128,723
120,000	Teva Pharmaceutical Finance Company, BV 2.950%, 12/18/22	120,810
150,000	Teva Pharmaceutical Finance Netherlands III, BV 2.800%, 07/21/23	149,094
120,000	Thermo Fisher Scientific, Inc. 4.133%, 03/25/25	133,628
125,000	UnitedHealth Group, Inc. 2.375%, 08/15/24	132,320
200,000	Universal Health Services, Inc.* 2.650%, 10/15/30	195,740
		3,617,855
	Industrials (4.5%)
250,000	3M Company 3.700%, 04/15/50	280,047
125,000	Air Lease Corp.‡ 4.650%, 06/15/26 5 year CMT + 4.08%	127,754
150,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 3.500%, 02/15/23	154,674
250,000	Avolon Holdings Funding, Ltd.* 2.125%, 02/21/26	243,812
175,000	EnerSys* 4.375%, 12/15/27	183,663
150,000	FedEx Corp. 2.400%, 05/15/31	148,758
70,573	Hawaiian Airlines Pass Through Certificates Series 2013-1, Class B 4.950%, 07/15/23	70,265
250,000	Honeywell International, Inc. 1.950%, 06/01/30	248,715
250,000	Infor, Inc.* 1.750%, 07/15/25	255,087
125,000	John Deere Capital Corp. 1.750%, 03/09/27	127,749
200,000	Mars, Inc.* 0.875%, 07/16/26	195,556
300,000	Moog, Inc.* 4.250%, 12/15/27	308,808
17,000	Park Aerospace Holdings, Ltd.* 5.250%, 08/15/22	17,775
175,000	QVC, Inc. 4.375%, 09/01/28	179,988
PRINCIPAL AMOUNT		VALUE
250,000	Roper Technologies, Inc. 1.400%, 09/15/27	$244,585
100,000	Sensata Technologies Holding, BV* 5.625%, 11/01/24	111,583
125,000	TransDigm, Inc.* 6.250%, 03/15/26	132,444
250,000	Verisk Analytics, Inc. 4.125%, 09/12/22	262,250
		3,293,513
	Information Technology (4.5%)
250,000	Apple, Inc. 4.375%, 05/13/45	308,250
250,000	Broadcom, Inc. 4.700%, 04/15/25	282,410
250,000	Fidelity National Information Services, Inc. 1.150%, 03/01/26	247,670
250,000	Fortinet, Inc. 2.200%, 03/15/31	243,620
125,000	Hewlett Packard Enterprise Company 4.900%, 10/15/25	142,675
200,000	Intuit, Inc.^ 0.950%, 07/15/25	200,748
250,000	Mastercard, Inc. 3.350%, 03/26/30	277,240
157,000	Microsoft Corp. 4.100%, 02/06/37	189,025
93,000	2.525%, 06/01/50	86,668
250,000	NetApp, Inc. 1.875%, 06/22/25	256,907
250,000	NVIDIA Corp. 3.500%, 04/01/40	274,030
200,000	Oracle Corp. 2.650%, 07/15/26	210,832
175,000	TTM Technologies, Inc.* 4.000%, 03/01/29	175,497
133,000	Twilio, Inc. 3.625%, 03/15/29	135,800
250,000	Visa, Inc. 2.050%, 04/15/30	252,835
		3,284,207
	Materials (1.2%)
75,000	ArcelorMittal, SA 7.250%, 10/15/39	105,802
200,000	Ball Corp. 4.000%, 11/15/23	212,796
100,000	Clearwater Paper Corp.* 4.750%, 08/15/28	101,054
250,000	Georgia-Pacific, LLC* 3.600%, 03/01/25	271,825
150,000	Sealed Air Corp.* 4.875%, 12/01/22	157,524
		849,001

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Total Return Bond Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	Real Estate (2.2%)
150,000	EPR Properties 4.950%, 04/15/28	$156,799
250,000	Equinix, Inc. 1.250%, 07/15/25	249,815
200,000	Federal Realty Investment Trust 1.250%, 02/15/26	199,432
190,000	Healthpeak Properties, Inc. 3.250%, 07/15/26	207,005
125,000	Hospitality Properties Trust 3.950%, 01/15/28	115,755
200,000	Public Storage 2.300%, 05/01/31	200,116
200,000	Realty Income Corp. 3.250%, 01/15/31	214,550
100,000	Service Properties Trust 5.250%, 02/15/26	100,673
125,000	Tanger Properties, LP^ 3.875%, 07/15/27	133,055
		1,577,200
	Utilities (3.2%)
200,000	American Electric Power Company, Inc.^ 1.000%, 11/01/25	198,012
150,000	Berkshire Hathaway Energy Company 3.800%, 07/15/48	163,725
200,000	Consolidated Edison Company of New York, Inc. 3.350%, 04/01/30	216,532
200,000	DPL, Inc. 4.125%, 07/01/25	215,410
150,000	DTE Energy Company 2.250%, 11/01/22	154,002
150,000	Duke Energy Carolinas, LLC 3.700%, 12/01/47	162,775
200,000	Entergy Corp. 0.900%, 09/15/25	196,892
250,000	Florida Power & Light Company 2.850%, 04/01/25	268,060
175,000	Monongahela Power Company* 3.550%, 05/15/27	191,065
150,000	Northern States Power Company 3.750%, 12/01/47	162,411
150,000	Public Service Electric & Gas Company 3.600%, 12/01/47	164,301
250,000	Southern California Edison Company 3.400%, 06/01/23	263,700
		2,356,885
	TOTAL CORPORATE BONDS (Cost $36,317,131)	37,916,446
PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (0.4%)
	Consumer Discretionary (0.1%)
125,000	DISH Network Corp. 2.375%, 03/15/24	$122,031
	Financials (0.3%)
200,000	Prospect Capital Corp. 4.950%, 07/15/22	205,906
	TOTAL CONVERTIBLE BONDS (Cost $320,975)	327,937
BANK LOANS (7.9%)¡
	Airlines (0.3%)
185,000	AAdvantage Loyalty IP, Ltd.‡ 5.500%, 04/20/28 3 mo. LIBOR + 4.75%	190,500
	Communication Services (1.0%)
124,370	CSC Holdings, LLC‡ 2.615%, 04/15/27 1 mo. LIBOR + 2.50%	123,943
298,964	Go Daddy Operating Company, LLC / GD Finance Company, Inc.‡ 1.863%, 02/15/24 1 mo. LIBOR + 1.75%	296,928
299,231	SBA Senior Finance II, LLC‡ 1.870%, 04/11/25 1 mo. LIBOR + 1.75%	297,610
		718,481
	Consumer Discretionary (0.6%)
249,197	Meredith Corp.‡ 5.250%, 01/31/25 3 mo. LIBOR + 4.25%	253,869
150,000	Murphy USA Inc‡ 2.250%, 01/31/28 1 mo. LIBOR + 1.75%	150,516
		404,385
	Consumer Staples (0.6%)
299,250	Energizer Holdings, Inc.‡ 2.750%, 12/22/27 1 mo. LIBOR + 2.25%	298,577
98,747	United Natural Foods, Inc.! 0.000%, 10/22/25	98,814
49,511	United Natural Foods, Inc.‡ 3.613%, 10/22/25 1 mo. LIBOR + 3.50%	49,544
		446,935
	Financials (0.4%)
150,000	Jazz Financing Lux Sarl! 0.000%, 04/22/28	150,499

See accompanying Notes to Schedule of Investments

www.calamos.com

Total Return Bond Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
168,664	Level 3 Financing, Inc.‡ 1.863%, 03/01/27
	1 mo. LIBOR + 1.75%	$166,872
		317,371
	Health Care (1.5%)
265,948	Amneal Pharmaceuticals, LLC‡ 3.625%, 05/04/25 1 mo. LIBOR + 3.50%	261,709
300,000	Catalent Pharma Solutions Inc.‡ 2.500%, 02/22/28 1 mo. LIBOR + 2.00%	300,750
297,733	HCA, Inc.‡ 1.863%, 03/13/25 1 mo. LIBOR + 1.75%	298,083
259,689	Mallinckrodt International Finance, SA‡ 6.000%, 09/24/24 3 mo. LIBOR + 4.75%	253,278
		1,113,820
	Industrials (1.8%)
150,000	AECOM Technology Corp.‡ 1.833%, 04/13/28 1 wk. LIBOR + 1.75%	150,095
250,000	Horizon Therapeutics USA, Inc.‡ 2.500%, 03/15/28 1 mo. LIBOR + 2.00%	249,437
122,785	Navistar International Corp.‡ 3.610%, 11/06/24 1 mo. LIBOR + 3.50%	122,892
320,000	Spectrum Brands, Inc.‡ 2.500%, 03/03/28 3 mo. LIBOR + 2.00%	319,501
254,348	United Rentals, Inc.‡ 1.863%, 10/31/25 1 mo. LIBOR + 1.75%	255,523
250,000	XPO Logistics, Inc.‡ 1.861%, 02/24/25 1 mo. LIBOR + 1.75%	249,037
		1,346,485
	Information Technology (1.7%)
124,688	Camelot U.S. Acquisition 1 Company‡ 4.000%, 10/30/26 1 mo. LIBOR + 3.00%	124,921
299,250	Dell International LLC‡ 2.000%, 09/19/25 1 mo. LIBOR + 1.75%	299,358
299,241	ON Semiconductor Corp.‡ 2.113%, 09/19/26 1 mo. LIBOR + 2.00%	299,053
299,229	Open Text Corp.‡ 1.863%, 05/30/25 1 mo. LIBOR + 1.75%	299,916
PRINCIPAL AMOUNT		VALUE
250,000	Playtika Holding Corp‡ 2.863%, 03/13/28
	1 mo. LIBOR + 2.75%	$248,985
		1,272,233
	TOTAL BANK LOANS (Cost $5,829,758)	5,810,210
ASSET BACKED SECURITIES (4.5%)
	Financials (3.1%)
205,000	Commonbond Student Loan Trust Series 2021-AGS, Class A* 1.200%, 03/25/52	204,796
64,244	Credit Acceptance Auto Loan Trust Series 2018-3A, Class A* 3.550%, 08/15/27	64,543
150,000	Dell Equipment Finance Trust Series 2021-1, Class B* 0.710%, 05/22/26	149,873
250,000	DT Auto Owner Trust Series 2020-1A, Class B* 2.160%, 05/15/24	252,992
500,000	Ford Credit Floorplan Master Owner Trust Series 2018-1, Class A1 2.950%, 05/15/23	500,377
141,630	OSCAR US Funding Trust IX, LLC Series 2018-2A, Class A3* 3.390%, 09/12/22	142,183
290,000	OSCAR US Funding Trust XII, LLC Series 2021-1A, Class A4* 1.000%, 04/10/28	289,397
80,205	SoFi Professional Loan Program LLC Series 2016-C, Class A2B* 2.360%, 12/27/32	81,001
284,895	SoFi Professional Loan Program LLC Series 2017-F, Class A2FX* 2.840%, 01/25/41	291,565
250,000	Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A* 2.560%, 11/25/31	264,617
		2,241,344
	Other (1.4%)
233,542	CLI Funding VI, LLC Series 2020-3A, Class A* 2.070%, 10/18/45	235,912
251,453	MVW Owner Trust Series 2019-1A, Class A* 2.890%, 11/20/36	258,854
250,000	SCF Equipment Leasing, LLC Series 2020-1A, Class A3* 1.190%, 10/20/27	250,775
195,000	SCF Equipment Leasing, LLC Series 2021-1A, Class A3* 0.830%, 08/21/28	193,019

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Total Return Bond Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
100,000	Tesla Auto Lease Trust Series 2020-A, Class A3*
	0.680%, 12/20/23	$100,430
		1,038,990
	TOTAL ASSET BACKED SECURITIES (Cost $3,245,342)	3,280,334
U.S. GOVERNMENT AND AGENCY SECURITIES (29.8%)
312,257	Federal Home Loan Mortgage Corp. 4.000%, 05/01/49	334,637
165,709	2.500%, 02/01/35	173,114
1,093,612	Federal National Mortgage Association 3.500%, 04/01/50	1,161,965
1,081,448	2.500%, 04/01/50	1,121,562
1,079,185	3.000%, 04/01/50	1,128,930
473,049	3.000%, 07/01/46	498,804
321,113	3.500%, 11/01/49	340,889
301,361	3.500%, 08/01/47	321,420
275,308	3.000%, 03/01/47	290,297
246,530	4.000%, 06/01/48	264,204
221,040	2.500%, 09/01/31	232,972
202,481	3.000%, 02/01/33	213,956
185,071	4.500%, 04/01/48	201,202
168,014	3.500%, 02/01/49	178,703
138,153	3.000%, 07/01/49	144,445
122,908	4.000%, 03/01/47	132,471
112,561	3.000%, 01/01/35	118,535
322,569	Government National Mortgage Association II Pool 3.500%, 10/20/47	344,811
227,465	3.000%, 10/20/47	240,187
1,000,000	United States Treasury Bond 2.250%, 08/15/49	991,875
750,000	2.875%, 11/15/46^	837,715
600,000	1.875%, 02/15/41	571,125
500,000	3.500%, 02/15/39	609,102
500,000	3.000%, 05/15/47	571,992
500,000	2.000%, 02/15/50	469,336
500,000	1.125%, 08/15/40	416,992
300,000	3.000%, 02/15/49	345,047
200,000	1.375%, 08/15/50	160,469
125,000	2.375%, 11/15/49	127,432
1,066,520	United States Treasury Inflation Indexed Note 0.500%, 01/15/28	1,202,057
1,800,000	United States Treasury Note 0.750%, 01/31/28	1,740,094
1,100,000	1.125%, 05/15/40	920,734
1,000,000	0.250%, 09/30/25	980,039
630,000	1.500%, 02/15/30	628,228
500,000	2.875%, 11/30/25^	548,008
500,000	2.500%, 02/28/26^	540,195
500,000	1.125%, 02/28/27	502,051
500,000	0.500%, 04/30/27	482,598
500,000	0.375%, 09/30/27^	474,570
400,000	0.625%, 05/15/30^	368,094
PRINCIPAL AMOUNT		VALUE
400,000	0.625%, 08/15/30	$366,594
350,000	1.125%, 02/15/31^	334,223
125,000	0.250%, 05/31/25	123,091
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $21,565,556)	21,754,765
RESIDENTIAL MORTGAGE BACKED SECURITIES (1.9%)
250,000	BX Trust Series 2019-OC11, Class A* 3.202%, 12/09/41	264,570
500,000	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 3.990%, 05/25/33‡	588,637
460,000	3.350%, 01/25/28	516,128
	TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $1,326,506)	1,369,335
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (4.2%)
3,080,143	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $3,080,143)	3,080,143
	TOTAL INVESTMENTS (100.6%) (Cost $71,685,411)	73,539,170
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-4.2%)		(3,080,143)
OTHER ASSETS, LESS LIABILITIES (3.6%)		2,652,371
NET ASSETS (100.0%)		$73,111,398

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

‡  Variable rate security. The rate shown is the rate in effect at April 30, 2021.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

See accompanying Notes to Schedule of Investments

www.calamos.com

Total Return Bond Fund Schedule of Investments April 30, 2021 (Unaudited)

!  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2021.

FUTURES CONTRACTS

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE	MARKET VALUE/ UNREALIZED APPRECIATION (DEPRECIATION)
Buy
1,000,000	U.S. Treasury Note 5-Year	Jun 2021	$1,239,375	$(9,710)

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

High Income Opportunities Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (82.3%)
	Airlines (1.9%)
1,849	Air Canada Pass Through Trust Series 2013-1, Class B* 5.375%, 11/15/22	$1,850
175,716	Air Canada Pass Through Trust Series 2015-1, Class B* 3.875%, 09/15/24	175,127
29,000	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	29,087
110,493	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	121,984
76,847	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	85,978
65,000	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.* 5.500%, 04/20/26	68,293
22,000	5.750%, 04/20/29	23,597
79,000	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	90,475
55,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	62,358
85,731	United Airlines Pass Through Trust Series 2014-2, Class B 4.625%, 03/03/24	87,957
53,535	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	52,338
		799,044
	Communication Services (11.3%)
150,000	Arrow Bidco, LLC* 9.500%, 03/15/24	150,153
65,000	Beasley Mezzanine Holdings, LLC* 8.625%, 02/01/26	66,615
70,000	Brink's Company* 5.500%, 07/15/25	74,366
36,000	Cable One, Inc.*^ 4.000%, 11/15/30	35,635
170,000	Cincinnati Bell, Inc.* 8.000%, 10/15/25	180,644
11,000	Clear Channel Outdoor Holdings, Inc.*^ 7.750%, 04/15/28	11,338
115,000	CommScope, Inc.* 5.500%, 03/01/24	118,681
100,000	Consolidated Communications, Inc.*^ 6.500%, 10/01/28	107,888
315,000	CSC Holdings, LLC* 5.750%, 01/15/30	335,346
PRINCIPAL AMOUNT		VALUE
200,000	5.500%, 05/15/26	$205,718
200,000	5.500%, 04/15/27	210,096
176,000	Cumulus Media New Holdings, Inc.*^ 6.750%, 07/01/26	181,611
75,000	Diamond Sports Group, LLC / Diamond Sports Finance Company* 6.625%, 08/15/27^	40,651
55,000	5.375%, 08/15/26	40,215
372,000	Embarq Corp. 7.995%, 06/01/36	433,897
44,000	Entercom Media Corp.*^ 6.750%, 03/31/29	45,465
44,000	6.500%, 05/01/27	45,222
225,000	Frontier Communications Corp. 7.125%, 01/15/23@	159,824
51,000	5.875%, 10/15/27*	54,270
140,000	Frontier North, Inc.@ 6.730%, 02/15/28	150,203
35,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.* 3.500%, 03/01/29	34,171
25,000	5.250%, 12/01/27	26,234
30,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	33,122
70,000	Intelsat Jackson Holdings, SA@ 9.750%, 07/15/25*	43,672
50,000	5.500%, 08/01/23	30,766
100,000	Intelsat, SA@ 7.750%, 06/01/21	3,236
200,000	LCPR Senior Secured Financing DAC* 6.750%, 10/15/27	215,260
75,000	Ligado Networks, LLC* 15.500%, 11/01/23 15.500% PIK rate	73,969
110,000	Lumen Technologies, Inc.* 4.000%, 02/15/27	112,093
80,000	Netflix, Inc.^ 4.875%, 06/15/30*	92,918
45,000	4.875%, 04/15/28	51,865
46,000	Scripps Escrow II, Inc.* 3.875%, 01/15/29	45,718
23,000	5.375%, 01/15/31	23,357
130,000	Scripps Escrow, Inc.* 5.875%, 07/15/27	136,825
46,000	Shift4 Payments, LLC / Shift4 Payments Finance Sub, Inc.* 4.625%, 11/01/26	48,013
125,000	Sirius XM Radio, Inc.* 5.500%, 07/01/29	135,252
125,000	4.625%, 07/15/24	128,669
65,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	63,045
165,000	Sprint Capital Corp. 6.875%, 11/15/28	207,956

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
230,000	Sprint Corp. 7.125%, 06/15/24	$266,023
80,000	Telecom Italia Capital, SA 6.000%, 09/30/34	90,240
35,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	34,296
126,000	United States Cellular Corp. 6.700%, 12/15/33	157,540
43,000	Univision Communications, Inc.* 5.125%, 02/15/25	43,793
42,000	Windstream Services, LLC / Windstream Finance Corp.@& 7.750%, 10/01/21	452
		4,746,323
	Consumer Discretionary (13.7%)
96,000	American Axle & Manufacturing, Inc.^ 6.875%, 07/01/28	102,726
72,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 6.625%, 01/15/28	77,694
54,000	9.875%, 04/01/27	61,498
28,000	Avis Budget Car Rental, LLC / Avis Budget Finance, Inc.* 5.375%, 03/01/29	29,311
125,000	Bally's Corp.* 6.750%, 06/01/27	133,186
140,000	Boyd Gaming Corp. 6.000%, 08/15/26	145,407
11,000	Boyne USA, Inc.* 4.750%, 05/15/29	11,315
46,000	Caesars Entertainment, Inc.* 8.125%, 07/01/27	51,186
46,000	6.250%, 07/01/25	48,946
140,000	Caesars Resort Collection, LLC / CRC Finco, Inc.* 5.250%, 10/15/25	141,358
44,000	Carnival Corp.* 10.500%, 02/01/26^	51,981
23,000	7.625%, 03/01/26	25,220
44,000	Carriage Services, Inc.* 4.250%, 05/15/29	43,890
65,000	Carvana Company* 5.625%, 10/01/25	67,069
23,000	5.500%, 04/15/27	23,339
200,000	CCO Holdings, LLC / CCO Holdings Capital Corp.* 5.125%, 05/01/27	209,622
84,000	5.750%, 02/15/26	86,869
55,000	5.000%, 02/01/28	57,523
52,000	4.750%, 03/01/30	54,308
46,000	4.250%, 02/01/31	46,040
75,000	Cedar Fair, LP^ 5.250%, 07/15/29	77,185
PRINCIPAL AMOUNT		VALUE
125,000	Century Communities, Inc. 6.750%, 06/01/27^	$134,822
85,000	5.875%, 07/15/25	88,307
200,000	Dana, Inc.^ 5.625%, 06/15/28	215,888
77,000	DISH DBS Corp. 7.750%, 07/01/26	88,826
25,000	7.375%, 07/01/28^	27,031
85,000	ESH Hospitality, Inc.* 5.250%, 05/01/25	86,791
50,000	4.625%, 10/01/27^	53,027
55,000	Ford Motor Company 8.500%, 04/21/23	61,652
200,000	Ford Motor Credit Company, LLC 4.389%, 01/08/26	213,772
200,000	4.000%, 11/13/30	204,340
200,000	3.664%, 09/08/24	208,326
200,000	goeasy, Ltd.* 5.375%, 12/01/24	208,186
80,000	4.375%, 05/01/26	81,017
45,000	Guitar Center, Inc.* 8.500%, 01/15/26	47,628
25,000	Installed Building Products, Inc.* 5.750%, 02/01/28	26,375
200,000	International Game Technology, PLC* 6.250%, 01/15/27	224,740
123,000	L Brands, Inc. 6.694%, 01/15/27	142,820
67,000	6.875%, 11/01/35	81,320
65,000	Life Time, Inc.*^ 8.000%, 04/15/26	68,562
170,000	M/I Homes, Inc. 5.625%, 08/01/25	176,700
70,000	4.950%, 02/01/28	73,791
40,000	Macy's Retail Holdings, LLC 6.700%, 07/15/34*	39,979
25,000	5.125%, 01/15/42	21,763
45,000	Macy's, Inc.* 8.375%, 06/15/25	49,669
22,000	Magic Mergeco, Inc.* 5.250%, 05/01/28	22,315
125,000	Mattel, Inc.* 5.875%, 12/15/27	137,447
22,000	6.750%, 12/31/25	23,155
11,000	3.750%, 04/01/29	11,269
200,000	Mclaren Finance, PLC* 5.750%, 08/01/22	198,272
22,000	Meritage Homes Corp.* 3.875%, 04/15/29	22,633
78,000	Midwest Gaming Borrower, LLC* 4.875%, 05/01/29	78,069
65,000	Mohegan Gaming & Entertainment* 8.000%, 02/01/26	66,043
92,000	Newell Brands, Inc. 4.700%, 04/01/26	102,580

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

High Income Opportunities Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
22,000	News Corp.* 3.875%, 05/15/29	$22,440
179,000	Rite Aid Corp. 8.000%, 11/15/26*	186,119
44,000	7.700%, 02/15/27	43,133
45,000	Royal Caribbean Cruises, Ltd.* 11.500%, 06/01/25	52,198
23,000	10.875%, 06/01/23	26,417
44,000	Simmons Foods Inc/Simmons Prepared Foods Inc/Simmons Pet Food Inc/ Simmons Feed* 4.625%, 03/01/29	44,402
125,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	125,787
75,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	84,685
24,000	Tempur Sealy International, Inc.* 4.000%, 04/15/29	24,314
20,000	TopBuild Corp.* 3.625%, 03/15/29	19,940
42,559	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	42,599
23,000	Viking Cruises, Ltd.* 13.000%, 05/15/25	26,932
100,000	Vista Outdoor, Inc.*^ 4.500%, 03/15/29	99,951
105,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	107,222
23,000	Williams Scotsman International, Inc.* 4.625%, 08/15/28	23,535
		5,762,462
	Consumer Staples (3.4%)
45,000	Central Garden & Pet Company 4.125%, 10/15/30^	46,473
22,000	4.125%, 04/30/31*	21,945
65,000	Edgewell Personal Care Company* 4.125%, 04/01/29	64,967
45,000	5.500%, 06/01/28	47,936
102,000	Energizer Holdings, Inc.* 4.375%, 03/31/29	101,588
70,000	Fresh Market, Inc.* 9.750%, 05/01/23	72,057
105,000	JBS USA LUX, SA / JBS USA Finance, Inc.* 6.750%, 02/15/28	115,875
42,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.* 6.500%, 04/15/29	47,401
140,000	Kraft Heinz Foods Company 4.375%, 06/01/46	150,174
23,000	4.250%, 03/01/31	25,369
23,000	3.875%, 05/15/27	25,057
PRINCIPAL AMOUNT		VALUE
63,000	New Albertson's, Inc. 7.750%, 06/15/26	$73,163
145,000	Pilgrim's Pride Corp.* 5.875%, 09/30/27	154,447
110,000	Post Holdings, Inc.* 5.750%, 03/01/27	115,418
65,000	4.625%, 04/15/30	65,681
33,000	Prestige Brands, Inc.* 3.750%, 04/01/31	31,709
32,000	Turning Point Brands, Inc.* 5.625%, 02/15/26	33,158
100,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	107,908
125,000	Vector Group, Ltd.* 5.750%, 02/01/29	126,367
		1,426,693
	Energy (7.9%)
35,000	Antero Resources Corp.* 7.625%, 02/01/29	37,961
90,000	Apache Corp. 5.100%, 09/01/40	92,479
52,000	4.875%, 11/15/27^	54,915
46,000	4.625%, 11/15/25^	48,639
75,000	Buckeye Partners, LP 3.950%, 12/01/26	75,483
50,000	5.850%, 11/15/43	49,409
68,000	ChampionX Corp. 6.375%, 05/01/26	71,331
110,000	Cheniere Energy Partners, LP 5.625%, 10/01/26	114,803
23,000	4.000%, 03/01/31*	23,431
45,000	Cheniere Energy, Inc.* 4.625%, 10/15/28	46,960
90,000	Continental Resources, Inc. 3.800%, 06/01/24	94,387
70,000	4.375%, 01/15/28^	76,210
125,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	114,376
75,000	Diamond Offshore Drilling, Inc.@ 7.875%, 08/15/25	13,688
220,000	Energy Transfer, LP‡ 3.193%, 11/01/66 3 mo. USD LIBOR + 3.02%	163,350
120,000	EnLink Midstream Partners, LP 6.000%, 12/15/22‡ 3 mo. USD LIBOR + 4.11%	83,452
100,000	4.850%, 07/15/26	100,896
57,000	EQT Corp. 8.500%, 02/01/30	72,951
40,000	7.625%, 02/01/25	46,101
23,000	5.000%, 01/15/29	25,140

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
117,000	Genesis Energy, LP / Genesis Energy Finance Corp. 6.250%, 05/15/26	$114,926
90,000	Gulfport Energy Corp.@ 6.375%, 05/15/25	90,412
76,000	Laredo Petroleum, Inc. 10.125%, 01/15/28	78,377
100,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	103,290
50,000	Moss Creek Resources Holdings, Inc.* 7.500%, 01/15/26	44,808
45,000	10.500%, 05/15/27	42,661
44,000	Murphy Oil Corp. 6.375%, 07/15/28	44,726
46,000	New Fortress Energy, Inc.* 6.750%, 09/15/25	47,671
45,000	6.500%, 09/30/26	45,928
45,000	Nine Energy Service, Inc.* 8.750%, 11/01/23	18,784
24,000	Oasis Midstream Partners, LP / OMP Finance Corp.* 8.000%, 04/01/29	24,579
280,000	Occidental Petroleum Corp. 4.300%, 08/15/39	247,786
203,000	2.900%, 08/15/24	202,734
168,000	2.700%, 08/15/22	169,268
46,000	5.875%, 09/01/25^	50,305
25,000	Ovintiv Exploration, Inc. 5.750%, 01/30/22	25,779
25,000	Ovintiv, Inc.^ 6.500%, 08/15/34	31,911
50,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	50,817
75,000	Parkland Fuel Corp.* 5.875%, 07/15/27	79,981
100,000	Plains All American Pipeline, LP‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	84,398
36,000	Range Resources Corp.*^ 8.250%, 01/15/29	39,115
100,000	SESI, LLC@ 7.750%, 09/15/24	40,380
52,000	Transocean, Inc.*^ 11.500%, 01/30/27	50,376
47,000	Vine Energy Holdings, LLC* 6.750%, 04/15/29	47,092
50,000	Viper Energy Partners, LP* 5.375%, 11/01/27	52,370
70,000	W&T Offshore, Inc.* 9.750%, 11/01/23	61,964
PRINCIPAL AMOUNT		VALUE
47,000	Weatherford International, Ltd.* 11.000%, 12/01/24	$46,355
		3,342,755
	Financials (14.8%)
337,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	347,231
63,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	66,883
93,000	AG Issuer, LLC* 6.250%, 03/01/28	96,462
205,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer* 6.750%, 10/15/27	216,129
160,000	Ally Financial, Inc. 8.000%, 11/01/31	225,098
76,000	4.700%, 05/15/26‡ 5 year CMT + 3.87%	77,357
205,000	AmWINS Group, Inc.* 7.750%, 07/01/26	218,516
215,000	AssuredPartners, Inc.* 7.000%, 08/15/25	220,801
98,000	Aviation Capital Group, LLC* 3.500%, 11/01/27	101,611
87,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	88,432
266,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC* 5.750%, 05/15/26	278,188
130,000	Credit Acceptance Corp. 6.625%, 03/15/26^	137,562
89,000	5.125%, 12/31/24*	92,024
29,000	Cushman & Wakefield US Borrower, LLC* 6.750%, 05/15/28	31,105
125,000	Donnelley Financial Solutions, Inc. 8.250%, 10/15/24	131,252
96,000	Genworth Mortgage Holdings, Inc.* 6.500%, 08/15/25	104,337
62,145	Global Aircraft Leasing Company, Ltd.* 6.500%, 09/15/24 7.250% PIK rate	61,956
108,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	106,872
156,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	161,072
420,000	HUB International, Ltd.* 7.000%, 05/01/26	436,019
115,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 5.250%, 05/15/27	117,891
68,000	4.375%, 02/01/29*	66,074

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

High Income Opportunities Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
160,000	ILFC E-Capital Trust II*‡ 4.250%, 12/21/65 3 mo. USD LIBOR + 1.80%	$136,245
230,000	Iron Mountain, Inc.* 5.250%, 03/15/28	241,562
200,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 6.250%, 06/03/26	210,586
207,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.* 5.250%, 10/01/25	210,163
25,000	4.250%, 02/01/27	24,538
48,000	LD Holdings Group, LLC* 6.125%, 04/01/28	48,248
115,000	LPL Holdings, Inc.* 4.000%, 03/15/29	115,431
193,000	MetLife, Inc. 6.400%, 12/15/66	243,699
202,000	Navient Corp. 5.000%, 03/15/27	203,719
100,000	4.875%, 03/15/28	98,123
85,000	OneMain Finance Corp. 7.125%, 03/15/26	99,369
85,000	6.875%, 03/15/25	96,667
55,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer* 7.500%, 06/01/25	59,845
45,000	5.875%, 10/01/28	47,795
57,000	PHH Mortgage Corp.* 7.875%, 03/15/26	58,097
100,000	Prospect Capital Corp. 3.706%, 01/22/26	101,227
125,000	Radian Group, Inc. 4.875%, 03/15/27	133,425
100,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	99,367
55,000	SLM Corp. 4.200%, 10/29/25	58,037
150,000	Starwood Property Trust, Inc. 4.750%, 03/15/25	156,447
90,000	StoneX Group, Inc.* 8.625%, 06/15/25	96,481
68,000	United Wholesale Mortgage, LLC* 5.500%, 11/15/25	70,750
46,000	5.500%, 04/15/29	45,224
96,000	VICI Properties, LP / VICI Note Company, Inc.* 3.750%, 02/15/27	96,840
98,000	XHR, LP* 6.375%, 08/15/25	104,245
		6,239,002
PRINCIPAL AMOUNT		VALUE
	Health Care (8.1%)
46,000	Acadia Healthcare Company, Inc.* 5.000%, 04/15/29	$47,624
240,000	Bausch Health Americas, Inc.* 8.500%, 01/31/27	267,480
100,000	Bausch Health Companies, Inc.* 5.000%, 01/30/28	101,666
39,000	5.000%, 02/15/29	39,079
23,000	5.250%, 02/15/31	23,063
100,000	Centene Corp. 4.250%, 12/15/27	104,969
46,000	3.000%, 10/15/30	45,708
22,000	Charles River Laboratories International, Inc.* 4.000%, 03/15/31^	22,657
22,000	3.750%, 03/15/29	22,411
388,000	CHS/Community Health Systems, Inc.* 8.125%, 06/30/24	406,927
110,000	8.000%, 03/15/26	118,646
49,000	6.875%, 04/15/29^	51,291
137,000	DaVita, Inc.* 4.625%, 06/01/30	138,818
67,000	3.750%, 02/15/31	63,737
45,000	Encompass Health Corp. 4.750%, 02/01/30	47,436
45,000	4.500%, 02/01/28	46,678
124,000	HCA, Inc. 7.500%, 11/06/33	169,209
210,000	Jazz Securities DAC* 4.375%, 01/15/29	214,849
80,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*@ 5.625%, 10/15/23	54,556
200,000	Organon Finance 1, LLC* 5.125%, 04/30/31	207,638
107,000	Team Health Holdings, Inc.* 6.375%, 02/01/25	94,924
220,000	Tenet Healthcare Corp. 6.250%, 02/01/27*	230,888
130,000	6.875%, 11/15/31	145,617
125,000	4.875%, 01/01/26*	129,993
216,000	Teva Pharmaceutical Finance Company, BV 2.950%, 12/18/22	217,458
200,000	Teva Pharmaceutical Finance Netherlands III, BV 6.000%, 04/15/24	211,442
180,000	2.800%, 07/21/23	178,913
		3,403,677
	Industrials (13.1%)
90,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	99,909
100,000	ACCO Brands Corp.* 4.250%, 03/15/29	98,513
See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
123,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 4.875%, 02/15/30	$128,236
120,000	4.625%, 01/15/27	124,966
46,000	3.500%, 03/15/29	44,342
152,000	Allison Transmission, Inc.* 4.750%, 10/01/27	159,896
25,000	3.750%, 01/30/31	24,177
20,000	American Airlines Group, Inc.*^ 3.750%, 03/01/25	17,619
49,000	Arcosa, Inc.* 4.375%, 04/15/29	50,148
225,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	236,164
150,000	Beacon Roofing Supply, Inc.* 4.875%, 11/01/25	153,915
33,000	4.125%, 05/15/29	32,938
44,000	BWX Technologies, Inc.*^ 4.125%, 04/15/29	45,218
75,000	Cascades, Inc. / Cascades USA, Inc.* 5.125%, 01/15/26	80,074
50,000	5.375%, 01/15/28	52,222
23,000	Delta Air Lines, Inc. 7.375%, 01/15/26^	26,992
23,000	3.800%, 04/19/23	23,808
23,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.* 4.750%, 10/20/28	25,260
11,000	4.500%, 10/20/25	11,809
69,000	Endure Digital, Inc.*^ 6.000%, 02/15/29	66,164
45,000	EnerSys* 4.375%, 12/15/27	47,228
46,000	GFL Environmental, Inc.*^ 3.750%, 08/01/25	46,864
65,000	Golden Nugget, Inc.* 6.750%, 10/15/24	65,877
50,000	8.750%, 10/01/25^	52,628
52,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	55,939
50,000	Granite US Holdings Corp.*^ 11.000%, 10/01/27	56,190
60,000	Graphic Packaging International, LLC* 4.750%, 07/15/27	65,488
155,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	155,417
153,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	150,179
125,000	Herc Holdings, Inc.* 5.500%, 07/15/27	132,315
115,000	Howmet Aerospace, Inc. 5.125%, 10/01/24	126,137
40,000	6.875%, 05/01/25	46,436
PRINCIPAL AMOUNT		VALUE
110,000	Jeld-Wen, Inc.* 4.625%, 12/15/25	$112,424
43,000	KeHE Distributors, LLC / KeHE Finance Corp.* 8.625%, 10/15/26	48,231
68,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	68,765
46,000	MasTec, Inc.* 4.500%, 08/15/28	48,204
80,000	Meritor, Inc. 6.250%, 02/15/24	81,358
14,000	4.500%, 12/15/28*^	14,210
60,000	Moog, Inc.* 4.250%, 12/15/27	61,762
120,000	Nationstar Mortgage Holdings, Inc.* 6.000%, 01/15/27	125,510
165,000	Navistar International Corp.* 6.625%, 11/01/25	171,219
45,000	9.500%, 05/01/25	48,871
95,000	Novelis Corp.* 4.750%, 01/30/30	99,149
105,000	Park-Ohio Industries, Inc. 6.625%, 04/15/27	107,974
50,000	Patrick Industries, Inc.* 7.500%, 10/15/27	54,580
44,000	4.750%, 05/01/29	44,142
110,000	Peninsula Pacific Entertainment, LLC / Peninsula Pacific Entertainment Finance In* 8.500%, 11/15/27	117,091
21,000	Picasso Finance Sub, Inc.* 6.125%, 06/15/25	22,361
100,000	QVC, Inc. 4.375%, 09/01/28	102,850
80,000	Scientific Games International, Inc.* 5.000%, 10/15/25	82,701
79,000	SEG Holding, LLC / SEG Finance Corp.*^ 5.625%, 10/15/28	83,294
86,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	85,550
46,000	Sinclair Television Group, Inc.* 4.125%, 12/01/30^	44,887
45,000	5.500%, 03/01/30	44,914
90,000	Standard Industries, Inc.* 5.000%, 02/15/27	92,843
23,000	4.375%, 07/15/30	23,091
185,000	Station Casinos, LLC* 4.500%, 02/15/28	185,766
65,000	5.000%, 10/01/25	66,096
45,000	Stericycle, Inc.* 3.875%, 01/15/29	45,056
69,000	STL Holding Company, LLC* 7.500%, 02/15/26	72,736
105,000	Tennant Company 5.625%, 05/01/25	107,954

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

High Income Opportunities Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
195,000	TransDigm, Inc. 7.500%, 03/15/27	$209,576
125,000	6.250%, 03/15/26*	132,444
20,000	Triton Water Holdings, Inc.* 6.250%, 04/01/29	20,273
44,000	Tronox, Inc.* 4.625%, 03/15/29	44,996
35,000	United Rentals North America, Inc. 5.875%, 09/15/26	36,647
22,000	3.875%, 02/15/31	22,167
75,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	76,931
47,000	WESCO Distribution, Inc.* 7.125%, 06/15/25	50,976
25,000	7.250%, 06/15/28	27,764
115,000	XPO Logistics, Inc.* 6.750%, 08/15/24	120,810
		5,509,241
	Information Technology (2.6%)
50,000	CDK Global, Inc.* 5.250%, 05/15/29	53,985
112,000	CommScope Technologies, LLC* 6.000%, 06/15/25	114,130
70,000	Dell International, LLC / EMC Corp.* 6.100%, 07/15/27	85,833
40,000	5.850%, 07/15/25	46,930
48,000	Fair Isaac Corp.* 4.000%, 06/15/28	48,870
100,000	KBR, Inc.* 4.750%, 09/30/28	101,130
100,000	MPH Acquisition Holdings, LLC*^ 5.750%, 11/01/28	98,719
44,000	NCR Corp.* 5.125%, 04/15/29	45,395
68,000	ON Semiconductor Corp.* 3.875%, 09/01/28	70,050
72,000	Open Text Corp.* 3.875%, 02/15/28	72,973
44,000	Playtika Holding Corp.* 4.250%, 03/15/29	43,788
66,000	PTC, Inc.* 4.000%, 02/15/28	67,822
65,000	TTM Technologies, Inc.* 4.000%, 03/01/29	65,185
44,000	Twilio, Inc. 3.625%, 03/15/29	44,926
23,000	3.875%, 03/15/31^	23,630
100,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.* 3.875%, 02/01/29	99,345
		1,082,711
PRINCIPAL AMOUNT		VALUE
	Materials (3.3%)
47,000	Allegheny Technologies, Inc.^ 5.875%, 12/01/27	$49,744
75,000	ArcelorMittal, SA 7.250%, 10/15/39	105,802
120,000	Clearwater Paper Corp.*^ 4.750%, 08/15/28	121,265
65,000	Freeport-McMoRan, Inc. 5.000%, 09/01/27	69,087
48,000	5.450%, 03/15/43	58,696
45,000	5.400%, 11/14/34	54,142
68,000	HB Fuller Company 4.250%, 10/15/28	69,335
71,000	Hudbay Minerals, Inc.* 6.125%, 04/01/29	75,793
22,000	4.500%, 04/01/26	22,332
85,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	89,866
50,000	Kaiser Aluminum Corp.* 4.625%, 03/01/28	51,441
40,000	6.500%, 05/01/25	42,599
71,000	Mercer International, Inc.* 5.125%, 02/01/29	73,801
30,000	New Gold, Inc.* 6.375%, 05/15/25	30,965
23,000	7.500%, 07/15/27	25,003
25,000	Norbord, Inc.* 5.750%, 07/15/27	27,243
45,000	Owens-Brockway Glass Container, Inc.*^ 6.625%, 05/13/27	48,935
122,000	PBF Holding Company, LLC / PBF Finance Corp. 7.250%, 06/15/25	104,039
110,000	Silgan Holdings, Inc. 4.125%, 02/01/28	113,796
44,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	44,754
75,000	Univar Solutions USA, Inc.* 5.125%, 12/01/27	78,597
46,000	Valvoline, Inc.* 3.625%, 06/15/31	45,027
		1,402,262
	Real Estate (1.3%)
71,000	EPR Properties 3.750%, 08/15/29	69,369
125,000	Forestar Group, Inc.* 8.000%, 04/15/24	130,190
67,000	5.000%, 03/01/28	69,821
23,000	3.850%, 05/15/26	23,317
68,000	iStar, Inc. 5.500%, 02/15/26	70,604

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	Service Properties Trust
125,000	4.350%, 10/01/24	$124,800
45,000	5.250%, 02/15/26	45,303
		533,404
	Utilities (0.9%)
72,000	Calpine Corp.* 4.500%, 02/15/28	72,834
139,000	PPL Capital Funding, Inc.‡ 2.864%, 03/30/67 3 mo. USD LIBOR + 2.67%	131,386
55,000	Talen Energy Supply, LLC* 10.500%, 01/15/26	50,602
25,000	7.250%, 05/15/27	25,703
100,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	107,765
		388,290
	TOTAL CORPORATE BONDS (Cost $33,319,297)	34,635,864
CONVERTIBLE BONDS (0.7%)
	Consumer Discretionary (0.7%)
179,000	DISH Network Corp. 2.375%, 03/15/24	174,749
120,000	Liberty Interactive, LLC 4.000%, 11/15/29	92,254
60,000	3.750%, 02/15/30	45,986
	TOTAL CONVERTIBLE BONDS (Cost $346,113)	312,989
BANK LOANS (10.3%)¡
	Airlines (0.5%)
95,000	AAdvantage Loyalty IP, Ltd.‡ 5.500%, 04/20/28 3 mo. LIBOR + 4.75%	97,824
100,000	United Airlines, Inc.! 0.000%, 04/13/28	101,313
25,000	United Airlines, Inc.‡ 4.500%, 04/13/28 3 mo. LIBOR + 3.75%	25,328
		224,465
	Communication Services (1.9%)
122,813	Clear Channel Outdoor Holdings, Inc.‡ 3.686%, 08/21/26 3 mo. LIBOR + 3.50%	119,257
313	Clear Channel Outdoor Holdings, Inc.‡ 3.647%, 08/21/26 2 mo. LIBOR + 3.50%	303
140,000	Frontier Communications Corp.‡ 4.500%, 10/08/21 1 mo. LIBOR + 3.75%	139,708
PRINCIPAL AMOUNT		VALUE
93,813	iHeartCommunications, Inc.‡ 3.113%, 05/01/26 1 mo. LIBOR + 3.00%	$92,816
233,900	Intelsat Jackson Holdings, SA 8.625%, 01/02/24	238,996
190,000	Intelsat Jackson Holdings, SA‡ 8.750%, 01/02/24 3 mo. PRIME + 5.50%	194,315
		785,395
	Consumer Discretionary (1.8%)
99,750	Life Time Fitness, Inc.‡ 5.750%, 12/16/24 3 mo. LIBOR + 4.75%	100,233
124,598	Meredith Corp.‡ 5.250%, 01/31/25 3 mo. LIBOR + 4.25%	126,935
20,000	Meredith Corp.! 0.000%, 01/31/25	20,375
160,000	Petco Health and Wellness Company, Inc.‡ 4.000%, 03/03/28 3 mo. LIBOR + 3.25%	159,266
120,000	PetSmart, Inc.‡ 4.500%, 02/12/28 3 mo. LIBOR + 3.75%	120,495
72,500	Rent-A-Center, Inc.‡ 4.750%, 02/17/28 1 mo. LIBOR + 4.00%	73,104
165,000	WW International, Inc.! 0.000%, 04/13/28	165,186
		765,594
	Consumer Staples (0.1%)
32,883	United Natural Foods, Inc.! 0.000%, 10/22/25	32,905
16,536	United Natural Foods, Inc.‡ 3.613%, 10/22/25 1 mo. LIBOR + 3.50%	16,548
		49,453
	Energy (0.3%)
24,541	Lealand Finance Company, BV‡ 4.113%, 06/30/25 1 mo. LIBOR + 4.00%	10,921
1,683	Lealand Finance Company, BV‡ 3.110%, 06/30/24 1 mo. LIBOR + 3.00%	1,372
116,776	Par Pacific Holdings, Inc.‡ 6.936%, 01/12/26 3 mo. LIBOR + 6.75%	116,163
		128,456
	Health Care (2.7%)
265,948	Amneal Pharmaceuticals, LLC‡ 3.625%, 05/04/25 1 mo. LIBOR + 3.50%	261,709

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

High Income Opportunities Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
99,110	Endo Luxembourg Finance Company I Sarl‡ 5.750%, 03/10/28 3 mo. LIBOR + 5.00%	$96,856
145,493	Gentiva Health Services, Inc.‡ 2.875%, 07/02/25 1 mo. LIBOR + 2.75%	145,402
238,048	Mallinckrodt International Finance, SA‡ 5.500%, 09/24/24 3 mo. LIBOR + 4.75%	232,172
152,914	Ortho Clinical Diagnostics, SA‡ 3.361%, 06/30/25 1 mo. LIBOR + 3.25%	152,895
265,995	Team Health Holdings, Inc.‡ 3.750%, 02/06/24 1 mo. LIBOR + 2.75%	248,766
		1,137,800
	Industrials (1.7%)
196,508	Berry Global, Inc.‡ 1.861%, 07/01/26 1 mo. LIBOR + 1.75%	195,110
93,300	BW Gas & Convenience Holdings, LLC‡ 4.000%, 03/17/28 1 mo. LIBOR + 3.50%	93,300
94,052	Dun & Bradstreet Corp.‡ 3.361%, 02/06/26 1 mo. LIBOR + 3.25%	93,640
98,519	Granite Holdings US Acquisition Company‡ 4.203%, 09/30/26 3 mo. LIBOR + 4.00%	98,396
73,439	Navistar International Corp.‡ 3.610%, 11/06/24 1 mo. LIBOR + 3.50%	73,504
153,028	Scientific Games International, Inc.‡ 2.863%, 08/14/24 1 mo. LIBOR + 2.75%	151,057
		705,007
	Information Technology (1.1%)
217,860	Banff Merger Sub, Inc.‡ 3.863%, 10/02/25 1 mo. LIBOR + 3.75%	217,084
123,438	Camelot U.S. Acquisition 1 Company‡ 3.113%, 10/30/26 1 mo. LIBOR + 3.00%	122,466
102,868	VFH Parent, LLC‡ 3.115%, 03/01/26 1 mo. LIBOR + 3.00%	102,782
		442,332
PRINCIPAL AMOUNT		VALUE
	Materials (0.2%)
79,200	Innophos, Inc.‡ 1 mo. LIBOR + 3.50%	3.613%, 02/07/27 $79,150
	TOTAL BANK LOANS (Cost $4,376,081)	4,317,652
NUMBER OF SHARES		VALUE
COMMON STOCKS (1.7%)
	Communication Services (0.1%)
1,527	Cumulus Media, Inc. - Class A#	14,675
	Energy (1.6%)
4,064	Calfrac Well Services, Ltd.#	11,135
341	Chesapeake Energy Corp.#	15,539
215	Chevron Corp.	22,160
849	Denbury, Inc.#	46,194
6,100	Energy Transfer, LP	52,521
4,645	Enterprise Products Partners, LP	106,881
660	EP Energy Corp.#&	54,450
1,525	GasLog, Ltd.	8,860
6,940	Lonestar Resources US, Inc.#&	50,801
1,840	Magellan Midstream Partners, LP	86,057
12,886	Mcdermott International, Ltd.#	5,799
300	Oasis Petroleum, Inc.	23,286
790	Schlumberger, Ltd.	21,370
2,675	Targa Resources Corp.	92,796
1,565	Weatherford International, PLC#	16,589
1,198	Whiting Petroleum Corp.#	48,004
965	Williams Companies, Inc.	23,507
		685,949
	Industrials (0.0%)
18,627	McDermott International, Inc.#	8,382
	TOTAL COMMON STOCKS (Cost $1,181,143)	709,006
PREFERRED STOCKS (1.4%)
	Communication Services (0.2%)
3,875	United States Cellular Corp. 6.250%, 09/01/69	102,688
	Consumer Discretionary (0.4%)
590	Guitar Center, Inc.	70,947
1,040	Qurate Retail, Inc. 8.000%, 03/15/31	108,784
		179,731

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments April 30, 2021 (Unaudited)

NUMBER OF SHARES			VALUE
		Energy (0.8%)
6,130		NuStar Energy, LP‡ 7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	$127,504
3,692		NuStar Energy, LP‡ 8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	87,058
4,185		NuStar Logistics, LP‡ 6.918%, 01/15/43 3 mo. USD LIBOR + 6.73%	101,193
			315,755
		TOTAL PREFERRED STOCKS (Cost $630,511)	598,174
WARRANTS (0.1%)#
		Energy (0.1%)
392	USD	Chesapeake Energy Corp. 02/09/26, Strike $32.13	8,144
352	USD	Chesapeake Energy Corp. 02/09/26, Strike $27.63	8,001
217	USD	Chesapeake Energy Corp. 02/09/26, Strike $36.18	4,216
548	USD	Denbury, Inc. 09/18/25, Strike $32.59	14,906
210	USD	Denbury, Inc. 09/18/23, Strike $35.41	4,351
4,950	USD	Mcdermott International, Ltd. 06/30/27, Strike $15.98	1
4,455	USD	Mcdermott International, Ltd. 06/30/27, Strike $12.33	0
		TOTAL WARRANTS (Cost $127,391)	39,619
NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (5.2%)
2,197,638		State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $2,197,638)	2,197,638
		TOTAL INVESTMENTS (101.7%) (Cost $42,178,174)	42,810,942
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-5.2%)			(2,197,638)
OTHER ASSETS, LESS LIABILITIES (3.5%)			1,469,590
NET ASSETS (100.0%)			$42,082,894

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

@  In default status and considered non-income producing.

&  Illiquid security.

‡  Variable rate security. The rate shown is the rate in effect at April 30, 2021.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

#  Non-income producing security.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2021.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Short-Term Bond Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (65.2%)
	Airlines (1.7%)
397,511	Air Canada Pass Through Trust Series 2013-1, Class B* 5.375%, 11/15/22	$397,797
556,433	Air Canada Pass Through Trust Series 2015-1, Class B* 3.875%, 09/15/24	554,569
398,459	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	399,658
384,233	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	429,888
267,494	British Airways Pass Through Trust Series 2013-1, Class A* 4.625%, 12/20/25	278,375
198,471	Southwest Airlines Company Pass Through Trust Series 2007-1 6.650%, 08/01/22	205,494
250,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	283,445
378,391	UAL Pass Through Trust Series 2007-1 6.636%, 01/02/24	392,914
244,946	United Airlines Pass Through Trust Series 2014-2, Class B 4.625%, 03/03/24	251,305
		3,193,445
	Communication Services (3.8%)
500,000	Ashtead Capital, Inc.* 4.125%, 08/15/25	514,575
250,000	AT&T, Inc. 1.700%, 03/25/26	251,200
250,000	0.900%, 03/25/24	250,620
500,000	Bell Canada 0.750%, 03/17/24	499,565
223,000	Charter Communications Operating, LLC / Charter Communications Operating Capital 4.464%, 07/23/22	232,130
350,000	Cogent Communications Group, Inc.* 3.500%, 05/01/26	350,000
690,000	Crown Castle Towers, LLC* 3.222%, 05/15/42	691,380
300,000	3.720%, 07/15/43	308,820
500,000	Hughes Satellite Systems Corp. 7.625%, 06/15/21	503,900
250,000	Netflix, Inc. 5.500%, 02/15/22	259,505
250,000	3.625%, 06/15/25*	269,365
500,000	NTT Finance Corp.* 0.583%, 03/01/24	499,460
PRINCIPAL AMOUNT		VALUE
250,000	Qwest Corp. 6.750%, 12/01/21	$258,247
500,000	Sirius XM Radio, Inc.* 3.875%, 08/01/22	502,770
250,000	Sprint Corp. 7.875%, 09/15/23	285,487
62,500	Sprint Spectrum Company, LLC / Sprint Spectrum Company II, LLC / Sprint Spectrum Company III, LLC* 3.360%, 03/20/23	62,927
250,000	T-Mobile USA, Inc. 4.000%, 04/15/22^	256,205
250,000	2.625%, 04/15/26	254,458
250,000	2.250%, 02/15/26	251,883
500,000	Verizon Communications, Inc. 0.750%, 03/22/24	502,255
		7,004,752
	Consumer Discretionary (6.6%)
500,000	American Honda Finance Corp. 0.650%, 09/08/23	502,940
250,000	0.550%, 07/12/24^	249,580
250,000	BMW US Capital, LLC*^ 2.950%, 04/14/22	256,400
500,000	Cargill, Inc.* 3.250%, 11/15/21	508,025
250,000	Daimler Finance North America, LLC* 3.400%, 02/22/22	256,070
429,626	Delta Air Lines Pass Through Trust Series 2007-1, Class A 6.821%, 02/10/24	451,777
176,979	Delta Air Lines Pass Through Trust Series 2007-1, Class B 8.021%, 02/10/24	185,988
500,000	Ford Motor Credit Company, LLC 3.370%, 11/17/23	516,760
250,000	3.350%, 11/01/22	255,967
250,000	3.339%, 03/28/22	253,582
250,000	General Motors Company 5.400%, 10/02/23	276,742
400,000	General Motors Financial Company, Inc. 3.200%, 07/06/21	401,012
200,000	goeasy, Ltd.* 4.375%, 05/01/26	202,542
500,000	Harley-Davidson Financial Services, Inc.* 3.550%, 05/21/21	500,660
500,000	Hasbro, Inc. 2.600%, 11/19/22	515,560
500,000	Lennar Corp. 4.750%, 11/15/22	525,940
250,000	6.250%, 12/15/21	252,098
250,000	4.500%, 04/30/24	273,535
500,000	M/I Homes, Inc. 5.625%, 08/01/25	519,705

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
500,000	Mattel, Inc.* 3.375%, 04/01/26	$518,215
48,000	6.750%, 12/31/25	50,519
250,000	MGM Resorts International 6.000%, 03/15/23	267,982
500,000	Newell Brands, Inc. 4.350%, 04/01/23	527,310
250,000	Nissan Motor Acceptance Corp.* 1.050%, 03/08/24	250,063
500,000	Nordstrom, Inc.* 2.300%, 04/08/24	501,790
500,000	Panasonic Corp.* 2.536%, 07/19/22	511,240
500,000	Service Corp. International 8.000%, 11/15/21	519,645
250,000	Target Corp. 2.250%, 04/15/25	263,390
605,000	Taylor Morrison Communities, Inc.* 5.875%, 04/15/23	651,053
500,000	Toll Brothers Finance Corp. 4.375%, 04/15/23	526,865
250,000	4.875%, 11/15/25	281,280
496,308	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	496,775
		12,271,010
	Consumer Staples (1.7%)
750,000	Keurig Dr Pepper, Inc. 0.750%, 03/15/24	750,495
653,000	Land O'Lakes, Inc.* 6.000%, 11/15/22	694,714
350,000	McCormick & Company, Inc. 2.700%, 08/15/22	359,740
300,000	0.900%, 02/15/26	293,961
500,000	Mondelez International Holdings Netherlands, BV* 2.000%, 10/28/21	503,450
250,000	2.125%, 09/19/22	256,030
250,000	PepsiCo, Inc. 2.250%, 03/19/25	263,903
		3,122,293
	Energy (2.3%)
750,000	Baltimore Gas & Electric Company 2.800%, 08/15/22	768,712
300,000	CenterPoint Energy Houston Electric, LLC 1.850%, 06/01/21	300,000
500,000	DCP Midstream Operating, LP* 4.750%, 09/30/21	503,750
500,000	Halliburton Company 3.250%, 11/15/21	504,060
1,000,000	Occidental Petroleum Corp. 2.700%, 08/15/22	1,007,550
PRINCIPAL AMOUNT		VALUE
250,000	ONEOK, Inc. 2.750%, 09/01/24	$263,213
500,000	Phillips 66 4.300%, 04/01/22	517,880
500,000	Saudi Arabian Oil Company* 2.750%, 04/16/22	511,230
		4,376,395
	Financials (26.8%)
500,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 2.875%, 08/14/24	522,610
150,000	4.450%, 12/16/21	153,162
55,000	Aflac, Inc. 1.125%, 03/15/26	54,805
250,000	Ally Financial, Inc. 3.050%, 06/05/23	261,337
250,000	1.450%, 10/02/23	254,160
250,000	American Express Company 3.700%, 11/05/21	253,670
250,000	2.750%, 05/20/22	256,100
250,000	American International Group, Inc. 4.875%, 06/01/22	261,740
750,000	Ameriprise Financial, Inc. 3.000%, 03/22/22	768,345
500,000	Aon Corp. 2.200%, 11/15/22	513,730
680,000	Ares Capital Corp. 3.500%, 02/10/23	708,614
750,000	Aviation Capital Group, LLC* 2.875%, 01/20/22	759,600
250,000	3.875%, 05/01/23	261,382
250,000	Bank of America Corp.‡ 2.456%, 10/22/25 3 mo. USD LIBOR + 0.87%	262,610
250,000	1.658%, 03/11/27 SOFR + 0.91%	252,193
250,000	0.981%, 09/25/25 SOFR + 0.91%	249,953
500,000	Bank of Montreal 2.900%, 03/26/22	512,065
500,000	2.050%, 11/01/22	513,220
500,000	Bank of New York Mellon Corp. 1.950%, 08/23/22	511,475
500,000	Bank of Nova Scotia 0.700%, 04/15/24	500,760
750,000	Barclays, PLC‡ 1.007%, 12/10/24 1 year CMT + 0.80	751,387
450,000	Buffalo State College Foundation Housing Corp. 2.100%, 11/01/22	457,774
400,000	2.000%, 11/01/21	402,688
500,000	Capital One Financial Corp. 2.600%, 05/11/23	520,500

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Short-Term Bond Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
250,000	Caterpillar Financial Services Corp. 2.950%, 02/26/22	$255,563
250,000	Charles Schwab Corp. 0.900%, 03/11/26^	247,675
250,000	0.750%, 03/18/24	251,748
500,000	Citigroup, Inc.‡ 0.981%, 05/01/25 SOFR + 0.67%	501,520
250,000	2.312%, 11/04/22 SOFR + 0.87%	252,333
250,000	Citizens Bank, N.A. 3.250%, 02/14/22	255,180
475,000	Credit Acceptance Corp.* 5.125%, 12/31/24	491,140
500,000	Credit Suisse AG 1.000%, 05/05/23	504,675
250,000	0.495%, 02/02/24	248,188
750,000	Danske Bank, A/S*‡ 3.001%, 09/20/22 3 mo. USD LIBOR + 1.25%	756,300
250,000	Discover Bank 2.450%, 09/12/24	262,200
500,000	ERP Operating, LP 4.625%, 12/15/21	507,720
1,250,000	European Bank for Reconstruction & Development 0.500%, 11/25/25	1,231,725
1,000,000	European Investment Bank 0.250%, 09/15/23	999,390
500,000	Fifth Third Bancorp 4.300%, 01/16/24	546,110
500,000	FNB Corp. 2.200%, 02/24/23	509,005
500,000	Franklin Resources, Inc. 2.800%, 09/15/22	516,850
500,000	Goldman Sachs Group, Inc. 0.855%, 02/12/26‡ SOFR + 0.61%	495,995
250,000	0.627%, 11/17/23‡ SOFR + 0.54%	250,315
150,000	5.750%, 01/24/22	155,955
250,000	HAT Holdings I, LLC / HAT Holdings II, LLC* 5.250%, 07/15/24	258,640
500,000	Huntington National Bank 1.800%, 02/03/23	512,020
250,000	Hyundai Capital America* 3.950%, 02/01/22	255,948
250,000	3.000%, 06/20/22	256,418
250,000	2.375%, 02/10/23	256,825
1,000,000	Inter-American Development Bank 1.750%, 04/14/22	1,015,230
1,000,000	1.750%, 03/14/25^	1,042,190
1,000,000	0.214%, 03/15/22‡ 3 mo. USD LIBOR + 0.03%	1,000,430
PRINCIPAL AMOUNT		VALUE
333,000	Intercontinental Exchange, Inc. 0.700%, 06/15/23	$334,911
1,000,000	International Bank for Reconstruction & Development 1.625%, 02/10/22	1,011,370
1,000,000	1.625%, 01/15/25	1,037,600
300,000	Jaguar Holding Company II / Pharmaceutical Product Development, LLC*^ 4.625%, 06/15/25	315,981
500,000	JPMorgan Chase & Company‡ 1.514%, 06/01/24 SOFR + 1.46%	509,840
250,000	1.578%, 04/22/27 SOFR + 0.89%	251,163
250,000	KeyBank, N.A.^‡ 0.423%, 01/03/24 SOFR + 0.34%	250,503
2,000,000	Kreditanstalt fuer Wiederaufbau^ 2.500%, 02/15/22	2,036,920
750,000	Lloyds Banking Group, PLC‡ 0.695%, 05/11/24 1 year CMT + .55	750,990
500,000	LSEGA Financing, PLC* 0.650%, 04/06/24	499,260
250,000	Macquarie Bank, Ltd.* 2.100%, 10/17/22	256,365
650,000	Macquarie Group, Ltd.*‡ 4.150%, 03/27/24 3 mo. USD LIBOR + 1.33%	692,542
750,000	Mizuho Financial Group, Inc.‡ 2.721%, 07/16/23 3 mo. USD LIBOR + 0.84%	771,232
750,000	Morgan Stanley‡ 0.731%, 04/05/24 SOFR + 0.62%	751,912
500,000	National Bank of Canada 2.150%, 10/07/22*	512,430
250,000	2.100%, 02/01/23	257,220
500,000	National Securities Clearing Corp.* 1.200%, 04/23/23	508,920
500,000	Nordea Bank Abp* 1.000%, 06/09/23	506,335
1,000,000	Nordic Investment Bank 0.375%, 09/11/25	982,550
1,000,000	Oesterreichische Kontrollbank, AG 1.500%, 02/12/25	1,031,400
200,000	OneMain Finance Corp. 6.125%, 05/15/22	209,996
500,000	Pacific Life Global Funding II* 0.500%, 09/23/23	500,965
250,000	PNC Financial Services Group, Inc. 2.200%, 11/01/24	264,190
250,000	Prudential Financial, Inc. 4.500%, 11/16/21	255,513

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
500,000	Reliance Standard Life Global Funding II* 3.850%, 09/19/23	$537,295
250,000	Royal Bank of Canada 1.950%, 01/17/23	257,093
250,000	0.875%, 01/20/26	246,943
750,000	Santander Holdings USA, Inc. 3.700%, 03/28/22	769,252
500,000	SBA Tower Trust* 3.168%, 04/09/47	500,695
268,000	1.631%, 11/15/26	268,000
165,000	3.722%, 04/09/48	167,285
250,000	Shell International Finance, BV 2.000%, 11/07/24	261,102
750,000	Skandinaviska Enskilda Banken, AB* 3.050%, 03/25/22	768,937
500,000	State Street Corp.‡ 2.354%, 11/01/25 SOFR + 0.94%	526,555
250,000	2.825%, 03/30/23 SOFR + 2.69%	255,665
1,000,000	Svensk Exportkredit, AB 2.375%, 03/09/22	1,018,340
500,000	0.500%, 08/26/25^	492,565
500,000	0.375%, 07/30/24	497,620
500,000	Toronto-Dominion Bank 0.750%, 06/12/23	504,045
250,000	0.750%, 09/11/25	247,025
250,000	0.750%, 01/06/26	246,020
250,000	Truist Financial Corp. 3.050%, 06/20/22	257,365
250,000	Truist Financial Corp. 2.200%, 03/16/23	258,287
500,000	UBS AG/London* 0.450%, 02/09/24	497,435
500,000	USAA Capital Corp.* 1.500%, 05/01/23	510,955
250,000	2.625%, 06/01/21	250,485
500,000	Ventas Realty, LP 3.125%, 06/15/23	523,105
500,000	VICI Properties, LP / VICI Note Company, Inc.*^ 3.500%, 02/15/25	512,095
100,000	Weingarten Realty Investors 3.375%, 10/15/22	103,434
500,000	Wells Fargo & Company‡ 1.654%, 06/02/24 SOFR + 1.60%	511,470
500,000	Zions Bancorporation, N.A. 3.350%, 03/04/22	510,240
		49,800,584
	Health Care (4.1%)
250,000	AbbVie, Inc. 3.375%, 11/14/21	254,042
250,000	2.300%, 11/21/22	257,272
PRINCIPAL AMOUNT		VALUE
300,000	Anthem, Inc. 2.375%, 01/15/25	$314,913
250,000	AstraZeneca, PLC 2.375%, 06/12/22	255,195
250,000	0.700%, 04/08/26^	243,380
250,000	Bausch Health Companies, Inc.* 5.500%, 11/01/25	257,915
250,000	Bristol-Myers Squibb Company 3.550%, 08/15/22	260,647
250,000	Cigna Corp. 0.613%, 03/15/24	249,818
750,000	Elanco Animal Health, Inc. 4.912%, 08/27/21	759,390
500,000	Gilead Sciences, Inc. 3.250%, 09/01/22	516,810
500,000	0.750%, 09/29/23	500,750
500,000	GlaxoSmithKline Capital, PLC 2.850%, 05/08/22	513,195
250,000	0.534%, 10/01/23	250,873
100,000	0.544%, 05/14/21‡ 3 mo. USD LIBOR + 0.35%	100,011
400,000	Illumina, Inc. 0.550%, 03/23/23	400,264
500,000	Royalty Pharma, PLC* 0.750%, 09/02/23	500,070
250,000	Stryker Corp. 0.600%, 12/01/23	250,123
500,000	Tenet Healthcare Corp.* 4.625%, 09/01/24	514,890
900,000	Teva Pharmaceutical Finance Company, BV 2.950%, 12/18/22	906,075
100,000	UnitedHealth Group, Inc.‡ 0.444%, 06/15/21 3 mo. USD LIBOR + 0.26%	100,032
250,000	Zoetis, Inc. 3.250%, 08/20/21	252,172
		7,657,837
	Industrials (7.4%)
520,000	Air Lease Corp. 3.500%, 01/15/22	530,858
250,000	2.250%, 01/15/23	256,700
200,000	3.375%, 06/01/21	200,440
500,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 3.500%, 02/15/23	515,580
500,000	Alimentation Couche-Tard, Inc.* 2.700%, 07/26/22	513,795
500,000	Avolon Holdings Funding, Ltd.* 3.625%, 05/01/22	511,220
250,000	Berry Global, Inc.* 0.950%, 02/15/24	249,835

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Short-Term Bond Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
500,000	BMW Finance, NV*^ 2.250%, 08/12/22	$512,155
250,000	Boeing Company^ 2.300%, 08/01/21	251,080
100,000	GATX Corp.‡ 0.915%, 11/05/21 3 mo. USD LIBOR + 0.72%	100,162
100,000	General Dynamics Corp.‡ 0.583%, 05/11/21 3 mo. USD LIBOR + 0.38%	100,008
500,000	Graphic Packaging International, LLC* 0.821%, 04/15/24	498,190
500,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	501,345
112,353	Hawaiian Airlines Pass Through Certificates Series 2013-1, Class B 4.950%, 07/15/23	111,863
500,000	Honeywell International, Inc. 0.483%, 08/19/22	500,495
250,000	1.350%, 06/01/25	255,207
250,000	Huntington Ingalls Industries, Inc. 3.844%, 05/01/25	273,107
500,000	Infor, Inc.* 1.450%, 07/15/23	507,260
250,000	John Deere Capital Corp. 2.950%, 04/01/22	256,347
250,000	0.700%, 07/05/23	252,207
500,000	Leidos, Inc.* 2.950%, 05/15/23	522,330
392,000	Meritor, Inc. 6.250%, 02/15/24	398,652
500,000	Nestle Holdings, Inc.* 0.375%, 01/15/24	498,650
17,000	Park Aerospace Holdings, Ltd.* 5.250%, 08/15/22	17,775
350,000	QVC, Inc. 4.850%, 04/01/24	380,530
500,000	Roper Technologies, Inc. 2.800%, 12/15/21	506,605
250,000	1.000%, 09/15/25^	248,193
250,000	0.450%, 08/15/22	250,398
500,000	Ryder System, Inc. 2.875%, 06/01/22	512,375
250,000	Sensata Technologies Holding, BV* 4.875%, 10/15/23	268,740
500,000	Siemens Financieringsmaatschappij, NV* 1.700%, 09/15/21	502,820
500,000	0.650%, 03/11/24	501,280
250,000	0.400%, 03/11/23	250,538
1,000,000	SMBC Aviation Capital Finance Company* 4.125%, 07/15/23	1,063,750
400,000	Teledyne Technologies, Inc. 0.950%, 04/01/24	400,040
PRINCIPAL AMOUNT		VALUE
250,000	Volkswagen Group of America Finance, LLC* 0.875%, 11/22/23	$251,247
250,000	0.750%, 11/23/22^	251,018
		13,722,795
	Information Technology (3.5%)
434,000	Apple, Inc. 2.700%, 05/13/22	445,071
300,000	CDW, LLC / CDW Finance Corp. 4.125%, 05/01/25	313,260
500,000	Fidelity National Information Services, Inc. 0.600%, 03/01/24	498,975
250,000	Fortinet, Inc. 1.000%, 03/15/26	246,308
300,000	Hewlett Packard Enterprise Company 2.250%, 04/01/23	309,156
250,000	1.450%, 04/01/24	255,018
225,000	3.500%, 10/05/21	227,383
500,000	Intuit, Inc. 0.650%, 07/15/23	503,975
500,000	KLA Corp. 4.650%, 11/01/24	560,050
250,000	Microchip Technology, Inc.* 0.972%, 02/15/24	249,965
250,000	NetApp, Inc. 1.875%, 06/22/25	256,907
500,000	NVIDIA Corp. 2.200%, 09/16/21	502,845
500,000	Oracle Corp. 2.400%, 09/15/23	520,415
750,000	PayPal Holdings, Inc. 2.200%, 09/26/22	769,312
375,000	PTC, Inc.* 3.625%, 02/15/25	384,930
400,000	Seagate HDD Cayman 4.250%, 03/01/22	410,684
		6,454,254
	Materials (0.6%)
250,000	Ball Corp. 4.000%, 11/15/23	265,995
250,000	Georgia-Pacific, LLC* 0.625%, 05/15/24	249,440
500,000	Sealed Air Corp.* 4.875%, 12/01/22	525,080
		1,040,515
	Other (0.1%)
250,000	Toyota Motor Credit Corp.^ 0.800%, 01/09/26	248,190
	Real Estate (1.5%)
250,000	American Tower Corp. 0.600%, 01/15/24	249,728

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
500,000	Equinix, Inc.^ 1.000%, 09/15/25	$493,800
300,000	Federal Realty Investment Trust 1.250%, 02/15/26	299,148
500,000	Kimco Realty Corp. 3.125%, 06/01/23	523,785
500,000	Service Properties Trust 5.000%, 08/15/22	507,885
250,000	Simon Property Group, LP 2.000%, 09/13/24	259,335
500,000	Welltower, Inc. 3.625%, 03/15/24	540,200
		2,873,881
	Utilities (5.1%)
250,000	AES Corp.* 1.375%, 01/15/26	246,223
500,000	Alexander Funding Trust* 1.841%, 11/15/23	506,900
510,000	American Electric Power Company, Inc. 3.650%, 12/01/21	519,644
500,000	0.750%, 11/01/23^	500,460
100,000	Consolidated Edison Company of New York, Inc.‡ 0.601%, 06/25/21 3 mo. USD LIBOR + 0.40%	100,057
500,000	Consolidated Edison, Inc. 2.000%, 05/15/21^	500,270
250,000	0.650%, 12/01/23	250,082
500,000	Dominion Energy, Inc.*** 2.715%, 08/15/21	503,335
300,000	DPL, Inc. 4.125%, 07/01/25	323,115
500,000	DTE Energy Company 2.600%, 06/15/22	511,905
250,000	2.250%, 11/01/22	256,670
500,000	Duke Energy Carolinas, LLC^ 3.350%, 05/15/22	515,835
300,000	Entergy Corp. 0.900%, 09/15/25	295,338
250,000	Entergy Louisiana, LLC 0.620%, 11/17/23	250,345
750,000	Georgia Power Company 2.100%, 07/30/23	775,897
250,000	National Rural Utilities Cooperative Finance Corp. 1.000%, 06/15/26	245,265
500,000	NextEra Energy Capital Holdings, Inc. 2.900%, 04/01/22	512,165
167,000	0.650%, 03/01/23	167,474
500,000	NGPL PipeCo, LLC* 4.375%, 08/15/22	517,970
500,000	Pacific Gas and Electric Company 1.750%, 06/16/22	500,450
PRINCIPAL AMOUNT		VALUE
100,000	PPL Capital Funding, Inc.‡ 2.864%, 03/30/67 3 mo. USD LIBOR + 2.67%	$94,522
250,000	Public Service Electric & Gas Company 0.950%, 03/15/26	248,088
250,000	Southern Company 0.600%, 02/26/24	249,570
250,000	Southern Power Company 0.900%, 01/15/26	245,158
500,000	WEC Energy Group, Inc. 0.800%, 03/15/24	501,150
250,000	Wisconsin Public Service Corp. 3.350%, 11/21/21	254,232
		9,592,120
	TOTAL CORPORATE BONDS (Cost $119,339,752)	121,358,071
CONVERTIBLE BONDS (0.6%)
	Communication Services (0.3%)
650,000	Twitter, Inc. 1.000%, 09/15/21	654,225
	Financials (0.3%)
500,000	Prospect Capital Corp. 4.950%, 07/15/22	514,765
	TOTAL CONVERTIBLE BONDS (Cost $1,147,824)	1,168,990
U.S. GOVERNMENT AND AGENCY SECURITIES (4.4%)
2,000,000	United States Treasury Note 2.000%, 05/31/24	2,100,625
2,000,000	1.750%, 07/31/24^	2,087,344
2,000,000	0.125%, 02/15/24^	1,991,172
1,000,000	1.375%, 06/30/23^	1,025,508
1,000,000	1.250%, 08/31/24	1,027,304
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $7,990,359)	8,231,953
SOVEREIGN BOND (0.3%)
500,000	Kommunalbanken, AS* 0.500%, 01/13/26 (Cost $498,263)	490,410
BANK LOANS (7.3%)¡
	Airlines (0.3%)
470,000	AAdvantage Loyalty IP, Ltd.‡ 5.500%, 04/20/28 3 mo. LIBOR + 4.75%	483,973

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Short-Term Bond Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	Communication Services (1.0%)
492,516	CSC Holdings, LLC‡ 2.615%, 04/15/27 1 mo. LIBOR + 2.50%	$490,822
697,582	Go Daddy Operating Company, LLC / GD Finance Company, Inc.‡ 1.863%, 02/15/24 1 mo. LIBOR + 1.75%	692,831
698,205	SBA Senior Finance II, LLC‡ 1.870%, 04/11/25 1 mo. LIBOR + 1.75%	694,424
		1,878,077
	Consumer Discretionary (0.2%)
350,000	Murphy USA Inc‡ 2.250%, 01/31/28 1 mo. LIBOR + 1.75%	351,204
	Consumer Staples (0.6%)
698,250	Energizer Holdings, Inc.‡ 2.750%, 12/22/27 1 mo. LIBOR + 2.25%	696,679
345,935	United Natural Foods, Inc.‡ 3.613%, 10/22/25 1 mo. LIBOR + 3.50%	346,168
		1,042,847
	Financials (0.5%)
500,000	Jazz Financing Lux Sarl! 0.000%, 04/22/28	501,665
505,992	Level 3 Financing, Inc.‡ 1.863%, 03/01/27 1 mo. LIBOR + 1.75%	500,616
		1,002,281
	Health Care (0.7%)
700,000	Catalent Pharma Solutions Inc.‡ 2.500%, 02/22/28 1 mo. LIBOR + 2.00%	701,750
694,710	HCA, Inc.‡ 1.863%, 03/13/25 1 mo. LIBOR + 1.75%	695,527
		1,397,277
	Industrials (2.2%)
350,000	AECOM Technology Corp.‡ 1.833%, 04/13/28 1 week LIBOR + 1.75%	350,221
750,000	Horizon Therapeutics USA, Inc.‡ 2.500%, 03/15/28 1 mo. LIBOR + 2.00%	748,312
491,139	Navistar International Corp.‡ 3.610%, 11/06/24 1 mo. LIBOR + 3.50%	491,569
680,000	Spectrum Brands, Inc.‡ 2.500%, 03/03/28 3 mo. LIBOR + 2.00%	678,939
PRINCIPAL AMOUNT		VALUE
490,009	TransDigm, Inc.‡ 2.363%, 12/09/25 1 mo. LIBOR + 2.25%	$484,561
593,498	United Rentals, Inc.‡ 1.863%, 10/31/25 1 mo. LIBOR + 1.75%	596,240
750,000	XPO Logistics, Inc.‡ 1.861%, 02/24/25 1 mo. LIBOR + 1.75%	747,112
		4,096,954
	Information Technology (1.8%)
249,375	Camelot U.S. Acquisition 1 Company‡ 4.000%, 10/30/26 1 mo. LIBOR + 3.00%	249,843
246,875	Camelot U.S. Acquisition 1 Company‡ 3.113%, 10/30/26 1 mo. LIBOR + 3.00%	244,931
698,250	Dell International LLC‡ 2.000%, 09/19/25 1 mo. LIBOR + 1.75%	698,501
698,228	ON Semiconductor Corp.‡ 2.113%, 09/19/26 1 mo. LIBOR + 2.00%	697,791
698,201	Open Text Corp.‡ 1.863%, 05/30/25 1 mo. LIBOR + 1.75%	699,803
750,000	Playtika Holding Corp‡ 2.863%, 03/13/28 1 mo. LIBOR + 2.75%	746,955
		3,337,824
	TOTAL BANK LOANS (Cost $13,625,572)	13,590,437
ASSET BACKED SECURITIES (14.7%)
	Communication Services (0.8%)
1,000,000	Verizon Owner Trust Series 2020-A, Class B 1.980%, 07/22/24	1,027,733
500,000	Verizon Owner Trust Series 2020-B, Class A 0.470%, 02/20/25	501,837
		1,529,570
	Consumer Discretionary (0.9%)
1,500,000	Avis Budget Rental Car Funding AESOP, LLC Series 2017-1A, Class A* 3.070%, 09/20/23	1,545,569
	Financials (10.3%)
500,000	American Tower Trust #1 Series 2013-2A* 3.070%, 03/15/48	504,320
603,474	Commonbond Student Loan Trust Series 2017-BGS, Class A1* 2.680%, 09/25/42	617,497

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
272,363	Commonbond Student Loan Trust Series 2019-AGS, Class A1* 2.540%, 01/25/47	$279,133
410,000	Commonbond Student Loan Trust Series 2021-AGS, Class A* 1.200%, 03/25/52	409,593
1,000,000	Credit Acceptance Auto Loan Trust Series 2020-3A, Class A* 1.240%, 10/15/29	1,008,737
90,817	Dell Equipment Finance Trust Series 2018-2, Class A3* 3.370%, 10/22/23	90,956
500,000	Dell Equipment Finance Trust Series 2020-2, Class A3* 0.570%, 10/23/23	501,498
300,000	Dell Equipment Finance Trust Series 2021-1, Class B* 0.710%, 05/22/26	299,746
1,000,000	DT Auto Owner Trust Series 2020-1A, Class B* 2.160%, 05/15/24	1,011,966
674,783	Enterprise Fleet Financing, LLC Series 2019-3, Class A2* 2.060%, 05/20/25	683,395
1,000,000	Ford Credit Floorplan Master Owner Trust Series 2019-1, Class A 2.840%, 03/15/24	1,022,323
55,057	GM Financial Consumer Automobile Receivables Series 2018-3, Class A3 3.020%, 05/16/23	55,619
1,000,000	Kubota Credit Owner Trust Series 2020-1A, Class A3* 1.960%, 03/15/24	1,021,879
491,128	MMAF Equipment Finance, LLC Series 2019-B, Class A2* 2.070%, 10/12/22	493,854
1,000,000	Navient Private Education Refi Loan Trust Series 2020-BA, Class A2* 2.120%, 01/15/69	1,014,966
1,000,000	Navistar Financial Dealer Note Master Owner Trust II Series 2019-1, Class A*‡ 0.746%, 05/25/24 1 mo. USD LIBOR + 0.64%	1,000,345
1,200,000	NextGear Floorplan Master Owner Trust Series 2019-1A, Class A2* 3.210%, 02/15/24	1,226,947
860,000	OSCAR US Funding Trust XII, LLC Series 2021-1A, Class A4* 1.000%, 04/10/28	858,213
1,221,689	Palmer Square Loan Funding, Ltd. Series 2019-3A, Class A1*‡ 1.032%, 08/20/27 3 mo. USD LIBOR + 0.85%	1,220,195
431,054	SoFi Consumer Loan Program Trust Series 2019-2, Class A* 3.010%, 04/25/28	433,455
PRINCIPAL AMOUNT		VALUE
364,200	SoFi Professional Loan Program LLC Series 2016-E, Class A2B* 2.490%, 01/25/36	$366,795
147,369	SoFi Professional Loan Program Trust Series 2020-A, Class A1FX* 2.060%, 05/15/46	148,149
675,405	SoFi Professional Loan Program Trust Series 2020-C, Class AFX* 1.950%, 02/15/46	687,300
1,615,000	Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A* 2.560%, 11/25/31	1,709,424
432,524	Volvo Financial Equipment, LLC Series 2018-1A, Class A4* 2.760%, 10/17/22	435,240
1,525,000	Volvo Financial Equipment, LLC Series 2018-1A, Class B* 2.910%, 01/17/23	1,545,212
500,000	World Omni Select Auto Trust Series 2020-A, Class A3 0.550%, 07/15/25	501,310
		19,148,067
	Other (2.5%)
500,000	CNH Equipment Trust Series 2020-A, Class A3 1.160%, 06/16/25	504,018
1,209,000	CNH Equipment Trust Series 2020-A, Class B 2.300%, 10/15/27	1,258,483
500,000	HPEFS Equipment Trust Series 2021-1A, Class B* 0.570%, 03/20/31	499,140
502,906	MVW Owner Trust Series 2019-1A, Class A* 2.890%, 11/20/36	517,709
234,862	SCF Equipment Leasing, LLC Series 2019-2A, Class A1* 2.220%, 06/20/24	236,664
500,000	SCF Equipment Leasing, LLC Series 2020-1A, Class A3* 1.190%, 10/20/27	501,549
770,000	SCF Equipment Leasing, LLC Series 2021-1A, Class A3* 0.830%, 08/21/28	762,177
400,000	Tesla Auto Lease Trust Series 2020-A, Class A3* 0.680%, 12/20/23	401,722
		4,681,462
	Utilities (0.2%)
400,000	Harley-Davidson Motorcycle Trust Series 2020-A, Class A3 1.870%, 10/15/24	405,912
	TOTAL ASSET BACKED SECURITIES (Cost $26,999,251)	27,310,580

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Short-Term Bond Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
RESIDENTIAL MORTGAGE BACKED SECURITIES (1.6%)
1,548,000	CSAIL Commercial Mortgage Trust Series 2017-CX9, Class A2 3.054%, 09/15/50	$1,589,878
80,152	Morgan Stanley Capital I Trust, Series 2018-H3, Class A1 3.176%, 07/15/51	82,336
213,498	Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class A2 2.678%, 04/15/50	216,919
639,406	Wells Fargo Commercial Mortgage Trust Series 2017-RC1, Class A2 3.118%, 01/15/60	648,376
118,540	WFRBS Commercial Mortgage Trust Series 2011-C4, Class A4*‡ 4.902%, 06/15/44	118,611
129,087	WFRBS Commercial Mortgage Trust Series 2012-C10, Class ASB 2.453%, 12/15/45	130,997
167,175	WFRBS Commercial Mortgage Trust Series 2014-LC14, Class ASB 3.522%, 03/15/47	173,307
	TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $2,917,277)	2,960,424
MUNICIPAL OBLIGATIONS (5.0%)
	Airlines (0.1%)
250,000	Dallas/ Fort Worth International Airport 1.041%, 11/01/23	252,299
	Other (4.4%)
400,000	Alaska Housing Finance Corp. 0.846%, 12/01/23	398,616
250,000	Armada Area Schools++ 0.950%, 05/01/25	250,555
250,000	Capitol Area Community Development Corp. 0.957%, 10/01/21	249,132
210,000	City of Freeport, Illinois 1.027%, 01/01/22	210,866
290,000	Cloverleaf Local School District 0.839%, 03/01/22	290,945
150,000	Colorado Housing and Finance Authority 0.858%, 11/01/24	148,764
175,000	Cook County School District No 94 0.700%, 12/01/21	175,283
250,000	Corona-Norco Unified School District++ 1.000%, 09/01/25	250,346
250,000	County of Bergen, NJ 2.000%, 11/01/23	260,381
295,000	County of San Diego, CA 0.600%, 10/01/23	296,462
PRINCIPAL AMOUNT		VALUE
290,000	County of San Diego, CA 0.480%, 10/01/22	$291,002
230,000	Duluth Independent School District No 709 0.710%, 02/01/22	229,906
175,000	Haverstraw-Stony Point Central School District 0.790%, 05/01/23	175,455
500,000	Lake Central Multi-District School Building Corp. 0.853%, 01/15/24	505,027
215,000	Minnetonka Independent School District No 276 2.000%, 01/01/24	223,756
155,000	Natomas Unified School District 0.700%, 08/01/22	155,712
400,000	San Bernardino City Unified School District 0.792%, 08/01/23	402,522
250,000	Thornapple Kellogg MI School District 0.930%, 05/01/25	250,628
300,000	Torrance Joint Powers Financing Authority 1.239%, 10/01/21	301,114
250,000	Torrance Joint Powers Financing Authority 1.289%, 10/01/22	253,410
250,000	Town of Oyster Bay NY 2.000%, 08/15/23	254,188
525,000	Town of Stratford CT 0.956%, 08/01/24	530,217
100,000	Ukiah Public Financing Authority 1.370%, 04/01/22	99,719
250,000	Village of Tarrytown, New York 2.000%, 10/15/23	258,906
300,000	Virginia Housing Development Authority 0.607%, 09/01/23	302,833
250,000	West Covina Public Financing Authority 1.847%, 08/01/22	253,408
250,000	West Covina Public Financing Authority 1.747%, 08/01/21	250,645
400,000	West Mifflin Sanitary Sewer Municipal Authority 1.052%, 08/01/23	398,654
250,000	West Mifflin Sanitary Sewer Municipal Authority 0.895%, 08/01/22	249,470
200,000	Woodbury County Law Enforcement Center Authority 0.719%, 06/01/22	200,892
		8,118,814
	Utilities (0.5%)
505,000	Augusta GA Water & Sewer Revenue 4.300%, 10/01/26	550,524

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments April 30, 2021 (Unaudited)

PRINCIPAL AMOUNT		VALUE
135,000	City of Fountain, Colorado Electric Water & Wastewater Utility Enterprise Revenue 0.930%, 12/01/23	$134,503
100,000	City of Fountain, Colorado Electric Water & Wastewater Utility Enterprise Revenue 0.870%, 12/01/22	99,980
100,000	City of Fountain, Colorado Electric Water & Wastewater Utility Enterprise Revenue 0.770%, 12/01/21	100,007
		885,014
	TOTAL MUNICIPAL OBLIGATIONS (Cost $9,214,908)	9,256,127
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (5.6%)
10,437,788	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $10,437,788)	10,437,788
	TOTAL INVESTMENTS (104.7%) (Cost $192,170,994)	194,804,780
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-5.6%)		(10,437,788)
OTHER ASSETS, LESS LIABILITIES (0.9%)		1,721,862
NET ASSETS (100.0%)		$186,088,854

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

‡  Variable rate security. The rate shown is the rate in effect at April 30, 2021.

**  Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at April 30, 2021.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

+  Security or a portion of the security purchased on a delayed delivery or when-issued basis.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2021.

FUTURES CONTRACTS

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE	MARKET VALUE/ UNREALIZED APPRECIATION (DEPRECIATION)
Sales
50	U.S. Treasury Note 5-Year	Jun 2021	$6,196,875	$(48,549)

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Statements of Assets and Liabilities April 30, 2021 (Unaudited)

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND
ASSETS
Investments in securities, at cost	$9,489,521,272		$338,135,194	$445,354,250	$1,298,601,852		$249,905,317
Investments in affiliated funds, at cost	150,000,000		—	—	—		—
Investment in securities, at value	$12,740,987,173		$478,515,881	$560,719,328	$1,563,066,180		$277,260,916
Investments in affiliated funds, at value	149,081,256		—	—	—		—
Cash with custodian	1,003,330,226		6,760,576	9,456,660	93,748,741		9,222,317
Restricted cash	7,650,058		—	—	—		—
Restricted cash for short positions	4,356,843,604		—	315,657,423	198		2,460
Restricted cash for futures	463,394		4,366	—	—		—
Restricted foreign currency for short positions (cost $181,687,721, and $458,166)	183,656,609		—	460,567	—		—
Foreign currency (cost $5,851,048, and $5,774,883)	5,849,968		—	5,770,800	—		—
Restricted cash for open forward foreign currency contracts	1,770,000		—	—	—		—
Unrealized appreciation on total return swaps	109,910		—	—	—		—
Unrealized appreciation on forward foreign currency contracts	175,579		—	—	12,044		—
Receivables:
Accrued interest and dividends	15,645,164		333,038	779,212	1,863,006		541,808
Investments sold	216,995,566		—	7,809,179	—		—
Fund shares sold	69,397,468		3,077,180	1,160,608	3,823,866		902,866
Prepaid expenses	99,598		45,017	42,011	62,320		33,461
Other assets	—		—	—	176,573		—
Total assets	18,752,055,573		488,736,058	901,855,788	1,662,752,928		287,963,828
LIABILITIES
Due to custodian bank - Foreign currency (cost $3,817, and $2,461)	3,824		—	2,457	—		—
Due to custodian bank for restricted cash for futures	—		—	16	—		—
Collateral for securities loaned	174,493,385		—	—	68,676,695		14,687,238
Securities sold short, at value (proceeds $2,875,988,284, and $272,994,114)	4,475,852,447		—	306,767,817	—		—
Options written, at value (premium $312,047,918, $13,385,706, and $8,028,121)	525,443,305		27,084,550	8,200,604	—		—
Unrealized depreciation on total return swaps	274,468		—	—	—		—
Unrealized depreciation on forward foreign currency contracts	647,805		—	—	215,615		—
Payables:
Investments purchased	225,926,083		254,035	34,250,911	17,899,049		64,897
Open swap contracts	642,493		—	—	—		—
Fund shares redeemed	7,419,819		8,344,989	562,224	2,040,730		268,532
Affiliates:
Investment advisory fees	6,967,238		275,106	553,779	891,201		190,035
Distribution fees	30,378		607	2,496	9,648		550
Deferred compensation to trustees	172,551		—	—	176,573		—
Trustees' fees and officer compensation	43,970		2,860	6,449	4,659		1,981
Other accounts payable and accrued liabilities	3,847,124		101,015	344,257	258,237		50,746
Total liabilities	5,421,764,890		36,063,162	350,691,010	90,172,407		15,263,979
NET ASSETS	$13,330,290,683		$452,672,896	$551,164,778	$1,572,580,521		$272,699,849
COMPOSITION OF NET ASSETS
Paid in capital	$12,430,365,808		$383,824,366	$490,157,670	$1,086,765,538		$213,588,402
Undistributed net investment income (loss)	30,643,272		700,350	(3,545,608)	11,315,689		1,611,853
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options, short positions and total return swaps	(569,343,080)		(58,533,663)	(16,868,876)	210,238,537		30,140,519
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options, short positions and total return swaps	1,438,624,683		126,681,843	81,421,592	264,260,757		27,359,075
NET ASSETS	$13,330,290,683		$452,672,896	$551,164,778	$1,572,580,521		$272,699,849
CLASS A SHARES†
Net assets applicable to shares outstanding	$1,071,146,052		$25,236,426	$53,700,346	$415,143,759		$17,110,107
Shares outstanding	74,627,236		1,809,676	3,328,739	15,686,418		1,161,357
Net asset value and redemption price per share	$14.35		$13.95	$16.13	$26.47		$14.73
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$14.76	#	$14.65	$16.93	$27.08	#	$15.07	#
See accompanying Notes to Financial Statements

www.calamos.com

Statements of Assets and Liabilities April 30, 2021 (Unaudited)

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
CLASS C SHARES†**
Net assets applicable to shares outstanding	$288,359,342	$4,752,505	$31,726,603	$70,687,115	$5,710,949
Shares outstanding	19,831,584	346,284	2,042,025	2,713,274	396,390
Net asset value and redemption price per share	$14.54	$13.72	$15.54	$26.05	$14.41
CLASS I SHARES†
Net assets applicable to shares outstanding	$11,968,929,429	$422,683,965	$465,737,829	$1,086,749,647	$249,878,793
Shares outstanding	844,266,391	30,320,272	28,577,778	47,038,844	16,948,147
Net asset value and redemption price per share	$14.18	$13.94	$16.30	$23.10	$14.74
CLASS R6 SHARES†
Net assets applicable to shares outstanding	$1,855,860	$—	$—	$—	$—
Shares Outstanding	130,816	—	—	—	—
Net asset value and redemption price per share	$14.19	$—	$—	$—	$—

†  No par value; unlimited number of shares authorized.

#  For Market Neutral Income Fund maximum offering price per share is Net asset value plus 2.75% of offering price. For Convertible Fund and Global Convertible Fund maximum offering price per share is Net asset value plus 2.25% of offering price.

**  Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Statements of Assets and Liabilities April 30, 2021 (Unaudited)

	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND
ASSETS
Investments in securities, at cost	$221,053,441	$15,125,477	$1,037,588,736	$1,586,623,654	$9,532,670
Investment in securities, at value	$322,791,214	$24,219,271	$1,726,303,940	$2,696,600,891	$16,921,519
Cash with custodian	3,508,102	113,315	8,055,863	21,468,873	84,339
Restricted cash for short positions	—	—	3	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	32,607	—
Receivables:
Accrued interest and dividends	—	2	304,553	2,285,402	8,389
Investments sold	1,997,207	140,198	994,209	—	—
Fund shares sold	2,373,256	230,000	144,188	2,381,501	1,500
Due from investment advisor	3,210	8,809	—	—	9,367
Prepaid expenses	161,319	22,760	43,296	1,485,922	22,251
Other assets	—	—	855,860	369,561	—
Total assets	330,834,308	24,734,355	1,736,701,912	2,724,624,757	17,047,365
LIABILITIES
Collateral for securities loaned	—	—	12,747,463	100,511,097	46,575
Foreign currency overdraft (cost $60)	—	—	—	61	—
Options written, at value (premium $758,097)	—	—	—	725,200	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	194,988	—
Payables:
Investments purchased	3,808,424	311,864	2,208,639	—	—
Fund shares redeemed	2,118,236	—	1,257,489	1,729,269	8,000
Affiliates:
Investment advisory fees	228,757	18,682	1,245,211	1,438,681	13,963
Distribution fees	360	6	19,940	24,743	162
Deferred compensation to trustees	—	—	855,860	369,561	—
Trustees' fees and officer compensation	899	1,249	9,854	12,336	1,594
Other accounts payable and accrued liabilities	159,560	20,285	537,691	1,991,527	17,911
Total liabilities	6,316,236	352,086	18,882,147	106,997,463	88,205
NET ASSETS	$324,518,072	$24,382,269	$1,717,819,765	$2,617,627,294	$16,959,160
COMPOSITION OF NET ASSETS
Paid in capital	$216,570,999	$14,345,008	$924,069,918	$1,387,214,325	$8,655,664
Undistributed net investment income (loss)	(1,092,617)	(233,656)	(6,019,765)	(11,378,968)	(16,956)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	7,301,917	1,177,123	111,054,099	131,944,184	931,603
Unrealized appreciation (depreciation) of investments, foreign currency translations and written options	101,737,773	9,093,794	688,715,513	1,109,847,753	7,388,849
NET ASSETS	$324,518,072	$24,382,269	$1,717,819,765	$2,617,627,294	$16,959,160
CLASS A SHARES†
Net assets applicable to shares outstanding	$25,999,523	$405,845	$1,333,456,097	$1,443,834,693	$4,444,867
Shares outstanding	638,966	24,150	32,839,776	32,270,281	285,979
Net asset value and redemption price per share	$40.69	$16.80	$40.60	$44.74	$15.54
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$42.72	$17.64	$42.62	$46.97	$16.31
CLASS C SHARES†**
Net assets applicable to shares outstanding	$—	$—	$26,628,757	$88,053,049	$1,828,469
Shares outstanding	—	—	1,413,291	1,949,876	121,742
Net asset value and redemption price per share	$—	$—	$18.84	$45.16	$15.02
CLASS I SHARES†
Net assets applicable to shares outstanding	$280,098,195	$23,959,541	$357,734,911	$1,080,562,912	$10,685,824
Shares outstanding	6,682,048	1,419,203	6,047,122	25,283,363	687,486
Net asset value and redemption price per share	$41.92	$16.88	$59.16	$42.74	$15.54
CLASS R6 SHARES†
Net assets applicable to shares outstanding	$18,420,354	$16,883	$—	$5,176,640	$—
Shares Outstanding	438,736	1,000	—	121,081	—
Net asset value and redemption price per share	$41.99	$16.88	$—	$42.75	$—

†  No par value; unlimited number of shares authorized.

**  Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Assets and Liabilities April 30, 2021 (Unaudited)

	SELECT FUND	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND		GLOBAL OPPORTUNITIES FUND (FORMERLY, GLOBAL GROWTH AND INCOME FUND)
ASSETS
Investments in securities, at cost	$33,334,042	$211,799,432		$608,479,966	$92,054,560		$189,258,908
Investment in securities, at value	$48,650,404	$300,170,306		$707,587,069	$139,633,941		$251,416,385
Cash with custodian	894,687	2,028,766		—	52,262		1,262,674
Restricted cash for short positions	—	—		2,480	—		2,070
Foreign currency (cost $47,211, $169,925, $15,714 and $6,064)	—	47,211		170,043	15,719		6,088
Unrealized appreciation on forward foreign currency contracts	—	311,707		—	54,881		—
Receivables:
Accrued interest and dividends	13,401	706,462		767,742	163,338		371,699
Investments sold	—	690,609		7,386,437	122,776		2,646,274
Fund shares sold	38,255	492,428		3,244,725	16,466		607,704
Due from investment advisor	17,270	96,817		144,821	7,269		40,906
Prepaid expenses	31,021	494,428		59,204	86,086		28,562
Other assets	91,754	57,752		17,018	29,623		138,985
Total assets	49,736,792	305,096,486		719,379,539	140,182,361		256,521,347
LIABILITIES
Due to custodian bank	—	—		5,481,609	—		—
Collateral for securities loaned	—	17,985,211		14,053,105	5,064,349		16,048,162
Payables:
Investments purchased	—	1,362,074		2,191,644	—		—
Fund shares redeemed	20,375	244,441		386,801	65,009		198,489
Affiliates:
Investment advisory fees	39,682	255,222		603,937	117,668		201,419
Distribution fees	233	1,313		2,066	548		2,039
Deferred compensation to trustees	91,754	57,752		17,018	29,623		138,985
Trustees' fees and officer compensation	5,285	2,549		231	1,532		2,025
Other accounts payable and accrued liabilities	25,370	694,836		881,397	133,822		134,084
Total liabilities	182,699	20,603,398		23,617,808	5,412,551		16,725,203
NET ASSETS	$49,554,093	$284,493,088		$695,761,731	$134,769,810		$239,796,144
COMPOSITION OF NET ASSETS
Paid in capital	$30,547,140	$158,051,448		$598,790,702	$76,731,351		$164,197,308
Undistributed net investment income (loss)	(104,399)	109,498		(321,184)	(291,791)		(299,205)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	3,794,990	37,789,536		(950,367)	10,740,616		13,802,095
Unrealized appreciation (depreciation) of investments and foreign currency translations	15,316,362	88,542,606	*	98,242,580 *	47,589,634	*	62,095,946	*
NET ASSETS	$49,554,093	$284,493,088		$695,761,731	$134,769,810		$239,796,144
CLASS A SHARES†
Net assets applicable to shares outstanding	$13,091,124	$77,572,402		$71,444,745	$31,147,662		$115,834,506
Shares outstanding	705,945	2,817,043		3,113,224	1,843,465		9,789,339
Net asset value and redemption price per share	$18.54	$27.54		$22.95	$16.90		$11.83
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$19.46	$28.91		$24.09	$17.74		$12.42
CLASS C SHARES†**
Net assets applicable to shares outstanding	$959,765	$4,075,385		$19,188,685	$2,068,473		$7,858,840
Shares outstanding	60,255	170,476		902,082	145,253		771,079
Net asset value and redemption price per share	$15.93	$23.91		$21.27	$14.24		$10.19
CLASS I SHARES†
Net assets applicable to shares outstanding	$35,503,204	$201,414,803		$605,128,301	$101,399,712		$116,102,798
Shares outstanding	1,855,639	7,057,341		26,099,795	5,757,950		9,465,799
Net asset value and redemption price per share	$19.13	$28.54		$23.19	$17.61		$12.27

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Statements of Assets and Liabilities April 30, 2021 (Unaudited)

	SELECT FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GLOBAL OPPORTUNITIES FUND (FORMERLY, GLOBAL GROWTH AND INCOME FUND)
CLASS R6 SHARES†
Net assets applicable to shares outstanding	$—	$1,430,498	$—	$153,963	$—
Shares Outstanding	—	49,685	—	8,740	—
Net asset value and redemption price per share	$—	$28.79	$—	$17.62	$—

*  Net of deferred foreign capital gains tax of $153,829, $843,144, $46,565, and $67,438.

†  No par value; unlimited number of shares authorized.

**  Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Assets and Liabilities April 30, 2021 (Unaudited)

	TOTAL RETURN BOND FUND		HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
ASSETS
Investments in securities, at cost	$71,685,411		$42,178,174	$192,170,994
Investment in securities, at value	$73,539,170		$42,810,942	$194,804,780
Cash with custodian	1,204,545		1,411,728	3,104,003
Variation margin on open futures contracts	18,864		—	92,489
Receivables:
Accrued interest and dividends	377,932		555,464	921,746
Investments sold	204,237		18,025	519,446
Fund shares sold	2,427,886		1,280	36
Due from investment advisor	7,665		10,329	535
Prepaid expenses	23,017		28,103	17,248
Other assets	33,333		101,112	—
Total assets	77,836,649		44,936,983	199,460,283
LIABILITIES
Collateral for securities loaned	3,080,143		2,197,638	10,437,788
Payables:
Investments purchased	762,791		396,686	2,598,938
Fund shares redeemed	769,545		94,206	2,395
Dividends payable	19,384		8,686	250,564
Affiliates:
Investment advisory fees	26,465		20,684	45,882
Distribution fees	388		487	47
Deferred compensation to trustees	33,333		101,112	—
Trustees' fees and officer compensation	1,893		1,762	2,705
Other accounts payable and accrued liabilities	31,309		32,828	33,110
Total liabilities	4,725,251		2,854,089	13,371,429
NET ASSETS	$73,111,398		$42,082,894	$186,088,854
COMPOSITION OF NET ASSETS
Paid in capital	$70,989,565		$52,727,698	$186,287,270
Undistributed net investment income (loss)	(319,388)		(484,584)	(2,437,140)
Accumulated net realized gain (loss) on investments	597,172		(10,792,988)	(346,513)
Unrealized appreciation (depreciation) of investments	1,844,049		632,768	2,585,237
NET ASSETS	$73,111,398		$42,082,894	$186,088,854
CLASS A SHARES†
Net assets applicable to shares outstanding	$24,688,757		$32,809,483	$3,397,635
Shares outstanding	2,330,536		3,829,811	340,067
Net asset value and redemption price per share	$10.59		$8.57	$9.99
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$10.83	#	$8.77 #	$10.22 #
CLASS C SHARES†**
Net assets applicable to shares outstanding	$966,762		$670,969	$—
Shares outstanding	91,279		73,629	—
Net asset value and redemption price per share	$10.59		$9.11	$—
CLASS I SHARES†
Net assets applicable to shares outstanding	$47,455,879		$8,602,442	$182,691,219
Shares outstanding	4,478,851		1,003,926	18,304,393
Net asset value and redemption price per share	$10.60		$8.57	$9.98

†  No par value; unlimited number of shares authorized.

#  For Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund, maximum offering price per share is Net asset value plus 2.25% of offering price.

**  Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Statements of Operations Six Months Ended April 30, 2021 (Unaudited)

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
INVESTMENT INCOME
Interest	$52,416,911	$9,348	$3,275	$15,332,841	$2,666,074
Dividends	55,287,577	3,801,422	2,592,288	4,586,727	557,316
Dividends from affiliated funds	5,533,224	—	—	—	—
Total investment income	113,237,712	3,810,770	2,595,563	19,919,568	3,223,390
EXPENSES
Investment advisory fees	37,761,704	1,528,587	3,056,028	5,015,964	1,071,567
Distribution fees
Class A	1,165,071	24,523	59,651	494,303	18,303
Class C	1,339,027	19,367	137,429	333,997	26,817
Dividend or interest expense on short positions	5,731,604	—	1,662,249	—	—
Transfer agent fees	4,820,665	192,832	234,982	550,103	81,620
Printing and mailing fees	460,067	18,154	37,726	46,670	8,221
Fund administration fees	371,891	13,435	17,251	43,391	7,645
Accounting fees	313,793	19,011	19,131	41,198	13,722
Trustees' fees and officer compensation	233,768	15,172	17,700	33,468	11,743
Legal fees	178,944	9,511	14,185	20,481	7,021
Audit fees	133,934	8,843	9,547	20,242	6,939
Custodian fees	126,840	7,766	45,109	11,310	4,934
Registration fees	115,011	33,750	32,281	47,359	28,648
Other	395,166	19,301	49,887	45,408	11,739
Total expenses	53,147,485	1,910,252	5,393,156	6,703,894	1,298,919
Less expense reductions	(224,581)	—	—	—	—
Net expenses	52,922,904	1,910,252	5,393,156	6,703,894	1,298,919
NET INVESTMENT INCOME (LOSS)	60,314,808	1,900,518	(2,797,593)	13,215,674	1,924,471
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	1,627,811,092	10,391,085	55,834,987	187,048,904	27,180,965
Purchased options	(107,259,748)	(6,222,408)	(27,578,057)	2,637,707	(253,018)
Foreign currency transactions	124,769	—	(261,976)	—	24,973
Forward foreign currency contracts	(360,276)	—	—	(477,890)	—
Written options	(558,986,860)	(41,731,654)	46,252,954	2,332,176	—
Short positions	(1,246,247,216)	—	(8,759,121)	—	—
Total return swaps	(57,546,279)	—	—	—	—
Futures contracts	445,372	4,366	—	—	—
Realized capital gain distribution from Affiliated fund	1,388,637	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	992,561,225	97,349,398	122,664,597	71,334,260	9,072,082
Affiliated funds	(3,734,501)	—	—	—	—
Purchased options	1,648,405	25,600	1,465,405	2,382,787	(78,155)
Foreign currency translations	(2,189,855)	—	3,180	—	1,552
Forward foreign currency contracts	(822,298)	—	—	(266,466)	—
Written options	(192,620,985)	(11,170,886)	2,803,054	(2,356,223)	—
Short positions	(33,893,534)	—	(15,918,496)	—	—
Total return swaps	11,330,036	—	—	—	—
Futures contracts	94,768	929	—	—	—
NET GAIN (LOSS)	431,742,752	48,646,430	176,506,527	262,635,255	35,948,399
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$492,057,560	$50,546,948	$173,708,934	$275,850,929	$37,872,870

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Operations Six Months Ended April 30, 2021 (Unaudited)

	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND
INVESTMENT INCOME
Interest	$—	$11	$62,289	$2,457,321	$231
Dividends	117,393	13,994	4,375,004	16,711,924	104,052
Dividend taxes withheld	—	—	(1,541)	(13,588)	—
Total investment income	117,393	14,005	4,435,752	19,155,657	104,283
EXPENSES
Investment advisory fees	1,022,245	107,915	7,247,711	8,178,635	77,096
Distribution fees
Class A	20,376	372	1,573,957	1,664,252	5,124
Class C	—	—	172,632	507,167	5,333
Transfer agent fees	71,520	6,172	847,712	1,046,191	8,653
Fund administration fees	6,143	653	55,169	80,121	512
Printing and mailing fees	8,510	4,299	136,450	107,310	3,557
Accounting fees	12,752	6,284	46,827	66,560	7,501
Trustees' fees and officer compensation	10,322	7,617	40,428	56,793	7,479
Legal fees	11,189	5,060	29,098	39,447	4,687
Audit fees	6,113	4,370	23,354	31,902	4,300
Custodian fees	18,451	8,010	17,887	20,426	1,232
Registration fees	28,248	21,766	32,876	45,384	22,207
Other	7,023	3,121	57,161	93,238	3,370
Total expenses	1,222,892	175,639	10,281,262	11,937,426	151,051
Less expense reductions	(12,882)	(50,240)	—	—	(55,789)
Net expenses	1,210,010	125,399	10,281,262	11,937,426	95,262
NET INVESTMENT INCOME (LOSS)	(1,092,617)	(111,394)	(5,845,510)	7,218,231	9,021
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	7,693,546	2,092,259	132,842,690	100,577,644	951,856
Purchased options	—	—	(10,915,615)	37,015,945	—
Foreign currency transactions	—	—	—	(365)	—
Forward foreign currency contracts	—	—	—	(335,221)	—
Written options	—	—	4,180,155	(4,663,867)	—
Change in net unrealized appreciation/(depreciation) on:
Investments	59,875,777	4,392,109	289,354,749	419,397,994	2,955,626
Purchased options	—	—	(518,307)	(4,308,043)	—
Foreign currency translations	—	—	912	—	—
Forward foreign currency contracts	—	—	—	(296,163)	—
Written options	—	—	(2,116,893)	(228,247)	—
NET GAIN (LOSS)	67,569,323	6,484,368	412,827,691	547,159,677	3,907,482
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$66,476,706	$6,372,974	$406,982,181	$554,377,908	$3,916,503

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Statements of Operations Six Months Ended April 30, 2021 (Unaudited)

	SELECT FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND	GLOBAL OPPORTUNITIES FUND (FORMERLY, GLOBAL GROWTH AND INCOME FUND)
INVESTMENT INCOME
Interest	$125	$16,130	$264,761		$5,167	$75,321
Dividends	219,907	1,829,838	2,543,791		574,409	1,411,029
Dividend taxes withheld	—	(197,115)	(313,646)		(39,238)	(30,844)
Total investment income	220,032	1,648,853	2,494,906		540,338	1,455,506
EXPENSES
Investment advisory fees	225,348	1,331,820	2,618,395		582,273	1,068,673
Performance fees	—	135,762	—		56,565	—
Distribution fees
Class A	14,966	90,293	60,372		33,514	131,099
Class C	5,305	30,306	87,028		20,473	44,828
Transfer agent fees	16,689	122,422	201,180		37,952	95,238
Fund administration fees	1,721	8,551	12,724		3,514	6,183
Printing and mailing fees	4,873	12,751	17,116		7,569	12,499
Accounting fees	7,356	14,391	18,235		10,678	12,564
Trustees' fees and officer compensation	11,647	12,319	12,951		9,893	10,902
Legal fees	5,790	10,118	9,707		8,905	9,889
Audit fees	4,682	7,127	7,796		5,368	6,348
Custodian fees	1,763	31,458	62,345		8,724	13,876
Registration fees	24,350	29,582	29,715		28,665	24,231
Other	4,830	9,394	16,616		1,481	5,603
Total expenses	329,320	1,846,294	3,154,180		815,574	1,441,933
Less expense reductions	(105,704)	(591,375)	(493,168)		(91,650)	(40,906)
Net expenses	223,616	1,254,919	2,661,012		723,924	1,401,027
NET INVESTMENT INCOME (LOSS)	(3,584)	393,934	(166,106)		(183,586)	54,479
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	3,953,067	33,762,951 (a)	(1,905,916	)(a)	9,979,424 (a)	13,966,149 (a)
Purchased options	—	3,980,862	2,647,171		662,858	936,684
Foreign currency transactions	—	(19,131)	(449,351)		(3,443)	(5,109)
Forward foreign currency contracts	—	1,265,144	70		273,266	—
Written options	—	(2,353)	194,437		—	401,609
Change in net unrealized appreciation/(depreciation) on:
Investments	8,449,641	19,476,516 (b)	43,083,205	(b)	15,830,215 (b)	27,759,203 (b)
Purchased options	—	594,718	(4,240,857)		124,704	165,307
Foreign currency translations	—	2,060	(14,386)		1,440	93
Forward foreign currency contracts	—	67,675	—		(2,443)	—
Written options	—	—	—		—	459,793
NET GAIN (LOSS)	12,402,708	59,128,442	39,314,373		26,866,021	43,683,729
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,399,124	$59,522,376	$39,148,267		$26,682,435	$43,738,208

(a)  Net of foreign capital gains tax of $15,694, $77,843, $55,366, and $52,512, respectively.

(b)  Net of change of $57,608, $(442,180), $29,641 and $26,700, respectively in deferred capital gains tax.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Operations Six Months Ended April 30, 2021 (Unaudited)

	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
INVESTMENT INCOME
Interest	$1,073,606	$1,047,705	$2,121,107
Dividends	1,207	31,896	1,172
Total investment income	1,074,813	1,079,601	2,122,279
EXPENSES
Investment advisory fees	180,975	122,406	270,155
Distribution fees
Class A	30,625	40,234	4,291
Class C	7,198	4,478	—
Transfer agent fees	28,763	23,450	15,941
Fund administration fees	3,120	1,420	6,518
Printing and mailing fees	6,006	6,581	3,750
Accounting fees	12,351	14,297	14,811
Trustees' fees and officer compensation	8,970	8,030	11,080
Legal fees	5,646	5,045	7,237
Audit fees	5,162	4,611	6,301
Custodian fees	1,599	2,086	2,722
Registration fees	36,877	22,159	16,524
Other	12,207	11,944	14,695
Total expenses	339,499	266,741	374,025
Less expense reductions	(39,022)	(69,022)	(9,538)
Net expenses	300,477	197,719	364,487
NET INVESTMENT INCOME (LOSS)	774,336	881,882	1,757,792
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	738,979	(270,689)	533,587
Futures contracts	(9,231)	—	(46,184)
Change in net unrealized appreciation/(depreciation) on:
Investments	(2,253,353)	3,335,759	(302,390)
Futures contracts	(7,029)	—	(35,144)
NET GAIN (LOSS)	(1,530,634)	3,065,070	149,869
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(756,298)	$3,946,952	$1,907,661

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Statements of Changes in Net Assets

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND		PHINEUS LONG/SHORT FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2021	YEAR ENDED OCTOBER 31, 2020	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2021	YEAR ENDED OCTOBER 31, 2020	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2021	YEAR ENDED OCTOBER 31, 2020
OPERATIONS
Net investment income (loss)	$60,314,808	$149,827,117	$1,900,518	$3,245,321	$(2,797,593)	$(2,871,783)
Net realized gain (loss)	(340,630,509)	(262,001,696)	(37,558,611)	(14,858,732)	65,488,787	(56,791,309)
Change in unrealized appreciation/(depreciation)	772,373,261	393,742,440	86,205,041	24,857,923	111,017,740	20,276,183
Net increase (decrease) in net assets resulting from operations	492,057,560	281,567,861	50,546,948	13,244,512	173,708,934	(39,386,909)
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(1,406,548)	(7,489,859)	(70,461)	(104,884)	—	(75,742)
Class C	(184)	(1,054,126)	(8,969)	(6,941)	—	—
Class I	(26,829,773)	(96,486,081)	(1,765,446)	(3,005,791)	—	(2,809,068)
Class R6(a)	(273)	—	—	—	—	—
Total distributions	(28,236,778)	(105,030,066)	(1,844,876)	(3,117,616)	—	(2,884,810)
CAPITAL SHARE TRANSACTIONS	2,588,603,595	1,386,174,682	41,908,868	115,138,033	(30,663,028)	(342,526,706)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,052,424,377	1,562,712,477	90,610,940	125,264,929	143,045,906	(384,798,425)
NET ASSETS
Beginning of period	$10,277,866,306	$8,715,153,829	$362,061,956	$236,797,027	$408,118,872	$792,917,297
End of period	$13,330,290,683	$10,277,866,306	$452,672,896	$362,061,956	$551,164,778	$408,118,872

(a)  Market Neutral Income Fund Class R6 shares commenced operations on June 23, 2020.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Changes in Net Assets

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TIMPANI SMALL CAP GROWTH FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2021	YEAR ENDED OCTOBER 31, 2020	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2021	YEAR ENDED OCTOBER 31, 2020	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2021	YEAR ENDED OCTOBER 31, 2020
OPERATIONS
Net investment income (loss)	$13,215,674	$21,957,017	$1,924,471	$3,386,084	$(1,092,617)	$(897,743)
Net realized gain (loss)	191,540,897	75,387,193	26,952,920	16,403,115	7,693,546	6,474,109
Change in unrealized appreciation/(depreciation)	71,094,358	136,925,487	8,995,479	14,324,075	59,875,777	25,621,782
Net increase (decrease) in net assets resulting from operations	275,850,929	234,269,697	37,872,870	34,113,274	66,476,706	31,198,148
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(23,380,795)	(1,824,939)	(1,045,348)	(169,920)	(448,444)	(355,909)
Class C	(3,892,096)	(129,160)	(393,770)	(55,671)	—	—
Class I	(64,305,533)	(5,335,357)	(16,695,232)	(2,570,676)	(6,108,871)	(3,556,011)
Class R6	—	—	—	—	(72,878)	(53,959)

Total distributions	(91,578,424)	(7,289,456)	(18,134,350)	(2,796,267)	(6,630,193)	(3,965,879)
CAPITAL SHARE TRANSACTIONS	224,432,603	191,970,630	44,430,926	44,280,008	128,929,844	28,050,622

TOTAL INCREASE (DECREASE) IN NET ASSETS	408,705,108	418,950,871	64,169,446	75,597,015	188,776,357	55,282,891
NET ASSETS
Beginning of period	$1,163,875,413	$744,924,542	$208,530,403	$132,933,388	$135,741,715	$80,458,824
End of period	$1,572,580,521	$1,163,875,413	$272,699,849	$208,530,403	$324,518,072	$135,741,715

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Statements of Changes in Net Assets

	TIMPANI SMID GROWTH FUND		GROWTH FUND		GROWTH AND INCOME FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2021	YEAR ENDED OCTOBER 31, 2020	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2021	YEAR ENDED OCTOBER 31, 2020	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2021	YEAR ENDED OCTOBER 31, 2020
OPERATIONS
Net investment income (loss)	$(111,394)	$(121,802)	$(5,845,510)	$(5,872,977)	$7,218,231	$18,410,783
Net realized gain (loss)	2,092,259	(23,843)	126,107,230	177,669,344	132,594,136	59,983,402
Change in unrealized appreciation/(depreciation)	4,392,109	4,803,138	286,720,461	72,786,970	414,565,541	150,295,015
Net increase (decrease) in net assets resulting from operations	6,372,974	4,657,493	406,982,181	244,583,337	554,377,908	228,689,200
DISTRIBUTIONS TO SHAREHOLDERS
Class A	—	—	(128,871,354)	(98,134,931)	(33,850,189)	(40,314,590)
Class C	—	—	(7,716,439)	(7,680,613)	(2,400,579)	(3,659,187)
Class I	—	—	(24,434,261)	(18,544,308)	(26,581,800)	(29,752,522)
Class R6(a)	—	—	—	—	(100,974)	(53)
Total distributions	—	—	(161,022,054)	(124,359,852)	(62,933,542)	(73,726,352)
CAPITAL SHARE TRANSACTIONS	938,039	3,047,500	51,079,800	(97,118,518)	42,160,006	(71,802,895)
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,311,013	7,704,993	297,039,927	23,104,967	533,604,372	83,159,953
NET ASSETS
Beginning of period	$17,071,256	$9,366,263	$1,420,779,838	$1,397,674,871	$2,084,022,922	$2,000,862,969
End of period	$24,382,269	$17,071,256	$1,717,819,765	$1,420,779,838	$2,617,627,294	$2,084,022,922

(a)  Growth and Income Fund Class R6 shares commenced operations on June 23, 2020.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Changes in Net Assets

	DIVIDEND GROWTH FUND		SELECT FUND		INTERNATIONAL GROWTH FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2021	YEAR ENDED OCTOBER 31, 2020	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2021	YEAR ENDED OCTOBER 31, 2020	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2021	YEAR ENDED OCTOBER 31, 2020
OPERATIONS
Net investment income (loss)	$9,021	$83,332	$(3,584)	$272,182	$393,934	$(94,906)
Net realized gain (loss)	951,856	1,408,817	3,953,067	2,666,276	38,987,473	16,580,215
Change in unrealized appreciation/(depreciation)	2,955,626	(692,399)	8,449,641	229,077	20,140,969	33,910,156
Net increase (decrease) in net assets resulting from operations	3,916,503	799,750	12,399,124	3,167,535	59,522,376	50,395,465
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(314,294)	(427,003)	(561,996)	(70,752)	(3,751,792)	—
Class C	(62,147)	(78,044)	(60,882)	—	(440,816)	—
Class I	(798,425)	(1,485,056)	(1,424,305)	(242,385)	(9,711,583)	—
Class R6	—	—	—	—	(65,576)	—
Total distributions	(1,174,866)	(1,990,103)	(2,047,183)	(313,137)	(13,969,767)	—
CAPITAL SHARE TRANSACTIONS	1,024,778	(2,899,623)	(8,523,403)	(155,321)	14,736,778	(31,189,036)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,766,415	(4,089,976)	1,828,538	2,699,077	60,289,387	19,206,429
NET ASSETS
Beginning of period	$13,192,745	$17,282,721	$47,725,555	$45,026,478	$224,203,701	$204,997,272
End of period	$16,959,160	$13,192,745	$49,554,093	$47,725,555	$284,493,088	$224,203,701
See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Statements of Changes in Net Assets

	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GLOBAL OPPORTUNITIES FUND (FORMERLY, GLOBAL GROWTH AND INCOME FUND)
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2021	YEAR ENDED OCTOBER 31, 2020	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2021	YEAR ENDED OCTOBER 31, 2020	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2021	YEAR ENDED OCTOBER 31, 2020
OPERATIONS
Net investment income (loss)	$(166,106)	$(547,814)	$(183,586)	$(396,543)	$54,479	$1,185,331
Net realized gain (loss)	486,411	24,212,381	10,912,105	7,916,114	15,299,333	7,623,114
Change in unrealized appreciation/(depreciation)	38,827,962	30,112,642	15,953,916	14,542,348	28,384,396	15,122,597
Net increase (decrease) in net assets resulting from operations	39,148,267	53,777,209	26,682,435	22,061,919	43,738,208	23,931,042
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(747,004)	(185,052)	(1,621,951)	(1,443,237)	(5,881,772)	(963,092)
Class C	(333,159)	—	(377,975)	(677,355)	(624,026)	(157,436)
Class I	(5,912,444)	(1,308,635)	(4,817,056)	(3,950,779)	(4,413,604)	(671,550)
Class R6(a)	—	—	(8,657)	—	—	—
Total distributions	(6,992,607)	(1,493,687)	(6,825,639)	(6,071,371)	(10,919,402)	(1,792,078)
CAPITAL SHARE TRANSACTIONS	426,165,833	23,192,489	23,281,900	(5,224,917)	43,505,027	(10,072,449)
TOTAL INCREASE (DECREASE) IN NET ASSETS	458,321,493	75,476,011	43,138,696	10,765,631	76,323,833	12,066,515
NET ASSETS
Beginning of period	$237,440,238	$161,964,227	$91,631,114	$80,865,483	$163,472,311	$151,405,796
End of period	$695,761,731	$237,440,238	$134,769,810	$91,631,114	$239,796,144	$163,472,311

(a)  Global Equity Fund Class R6 shares commenced operations on June 23, 2020.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Changes in Net Assets

	TOTAL RETURN BOND FUND		HIGH INCOME OPPORTUNITIES FUND		SHORT-TERM BOND FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2021	YEAR ENDED OCTOBER 31, 2020	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2021	YEAR ENDED OCTOBER 31, 2020	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2021	YEAR ENDED OCTOBER 31, 2020
OPERATIONS
Net investment income (loss)	$774,336	$1,517,466	$881,882	$2,127,446	$1,757,792	$4,735,665
Net realized gain (loss)	729,748	967,759	(270,689)	(818,932)	487,403	1,694,112
Change in unrealized appreciation/(depreciation)	(2,260,382)	2,130,719	3,335,759	(957,110)	(337,534)	71,373
Net increase (decrease) in net assets resulting from operations	(756,298)	4,615,944	3,946,952	351,404	1,907,661	6,501,150
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(339,382)	(491,561)	(787,432)	(1,824,231)	(115,150)	(47,643)
Class C	(15,657)	(31,410)	(17,159)	(63,841)	—	—
Class I	(838,434)	(1,035,582)	(200,895)	(384,142)	(6,202,488)	(6,244,535)
Total distributions	(1,193,473)	(1,558,553)	(1,005,486)	(2,272,214)	(6,317,638)	(6,292,178)
CAPITAL SHARE TRANSACTIONS	(11,693,259)	22,633,496	864,612	(3,816,942)	10,834,135	(38,697,303)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,643,030)	25,690,887	3,806,078	(5,737,752)	6,424,158	(38,488,331)
NET ASSETS
Beginning of period	$86,754,428	$61,063,541	$38,276,816	$44,014,568	$179,664,696	$218,153,027
End of period	$73,111,398	$86,754,428	$42,082,894	$38,276,816	$186,088,854	$179,664,696

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the "Trust"), consists of eighteen series, Market Neutral Income Fund, Hedged Equity Fund, Phineus Long/Short Fund, Convertible Fund, Global Convertible Fund, Timpani Small Cap Growth Fund, Timpani SMID Growth Fund, Growth Fund, Growth and Income Fund, Dividend Growth Fund, Select Fund, International Growth Fund , Evolving World Growth Fund, Global Equity Fund, Global Opportunities Fund (formerly, Global Growth and Income Fund), Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund, (each a "Fund" and collectively the "Funds"). The Trust is registered under the Investment Company Act of 1940 as amended (the "1940 Act") as an open-end management investment company. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Trust currently offers Class A, Class C (except Timpani SMID Growth Fund and Short-Term Bond Fund), and Class I shares of each of the Funds. Class C shares are currently not offered for sale on Timpani Small Cap Growth Fund. Class R6 shares are offered in Market Neutral Income Fund, Timpani Small Cap Growth Fund, Timpani SMID Growth Fund, Growth and Income Fund, International Growth Fund and Global Equity Fund only.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Funds' are each considered an investment company under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies. The Funds adhere to the accounting and reporting requirements set forth in ASU 2013-08 and ASC 946. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Funds' investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value ("NAV"). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange ("NYSE") is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund's NAV is not calculated.

www.calamos.com

Notes to Financial Statements   (Unaudited)

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund's pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's net asset value ("NAV").

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2021. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds and Classes. Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity and Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class of a fund in the Trust are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

Income Taxes. No provision has been made for U.S. income taxes because the Trust's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Funds' taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature,

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Funds recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2017 — 2020 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions for those Funds that have been in existence during that time, and for all years since inception for those Funds created subsequent to October 31, 2016.

Indemnifications. Under the Trust's organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds' management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC ("Calamos Advisors"), each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, as shown below:

AVERAGE DAILY NET ASSETS	GROWTH FUND ANNUAL RATE	EVOLVING WORLD GROWTH FUND ANNUAL RATE	TOTAL RETURN BOND FUND ANNUAL RATE	SELECT FUND, DIVIDEND GROWTH FUND, INTERNATIONAL GROWTH FUND*, GLOBAL EQUITY FUND*, GLOBAL OPPORTUNITIES FUND** ANNUAL RATE
First $500 million	1.00%	1.10%	0.45%	1.00%
Next $500 million	0.90%	1.05%	0.43%	0.95%
Next $5 billion	0.80%	1.00%	0.41%	0.90%
Over $6 billion	0.70%	0.90%	0.35%	0.80%

*  International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

**  Formerly Global Growth and Income Fund.

AVERAGE DAILY NET ASSETS	GLOBAL CONVERTIBLE FUND ANNUAL RATE	TIMPANI SMALL CAP GROWTH FUND ANNUAL RATE	TIMPANI SMID GROWTH FUND ANNUAL RATE	SHORT-TERM BOND FUND ANNUAL RATE	GROWTH AND INCOME FUND, CONVERTIBLE FUND, MARKET NEUTRAL INCOME FUND, HEDGED EQUITY FUND ANNUAL RATE	HIGH INCOME OPPORTUNITIES FUND ANNUAL RATE	PHINEUS LONG/SHORT FUND ANNUAL RATE
First $500 million	0.85%	0.90%	0.95%	0.30%	0.75%	0.60%	1.25%
Next $500 million	0.80%	0.80%	0.85%	0.27%	0.70%	0.55%	1.20%
Over $1 billion	0.75%	0.75%	0.80%	0.25%	0.65%	0.50%	1.15%

The average investment advisory fee as of the period ended April 30, 2021 was as follows:

FUND	PERCENTAGE
Market Neutral Income Fund	0.66%
Hedged Equity Fund	0.75
Phineus Long/Short Fund	1.25
Convertible Fund	0.70
Global Convertible Fund	0.85
Timpani Small Cap Growth Fund	0.90
Timpani SMID Growth Fund	0.95

www.calamos.com

Notes to Financial Statements   (Unaudited)

FUND	PERCENTAGE
Growth Fund	0.89%
Growth and Income Fund	0.68
Dividend Growth Fund	1.00
Select Fund	1.00
International Growth Fund	1.00
Evolving World Growth Fund	1.09
Global Equity Fund	1.00
Global Opportunities Fund (formerly, Global Growth and Income Fund)	1.00
Total Return Bond Fund	0.45
High Income Opportunities Fund	0.60
Short-Term Bond Fund	0.30

Each of the International Growth and Global Equity Funds pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund's investment performance (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of a Fund's average daily net assets over the performance period for each full 1% increment amount by which a Fund outperforms or underperforms the benchmark index ("Index"), on an annualized basis, over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively.

The base fee is shown in the table above. The performance adjustment rate is calculated by comparing over the performance measurement period the Fund's Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund's first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment was applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/- 0.30% of the Fund's average daily net assets over the performance measurement period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.

Each Fund may invest in shares of the Timpani Small Cap Growth Fund ("SCG"), Timpani SMID Growth Fund ("SMID") or Short Term Bond Fund ("STBF"). Calamos Advisors has contractually agreed to waive a portion of its advisory fee charged to the Fund equal to the advisory fee paid by SCG, SMID or STBF, respectively, attributable to the Fund's investment in SCG, SMID or STBF, respectively, based on daily net assets. For the period ended April 30, 2021, the total advisory fees waived pursuant to such agreement were $224,581 for the Market Neutral Income Fund and are included in the Statements of Operations under the caption "Expense reductions".

As of April 30, 2021, the Market Neutral Income Fund had holdings of $149.1 million in STBF. During the period from November 1, 2020 through April 30, 2021, the Market Neutral Income Fund earned $5.5 million in dividends.

The Funds reimburse Calamos Advisors for a portion of compensation paid to the Trust's Chief Compliance Officer. This compensation is reported as part of the "Trustees' fees and officer compensation" expense on the Statements of Operations.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets as follows:

Fund	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
Market Neutral Income Fund	1.75%	2.50%	1.50%	1.50	%*
Hedged Equity Fund	1.25%	2.00%	1.00%	—
Phineus Long/Short Fund	2.00%	2.75%	1.75%	—
Convertible Fund	1.75%	2.50%	1.50%	—
Global Convertible Fund	1.35%	2.10%	1.10%	—
Timpani Small Cap Growth Fund	1.30%	—	1.05%	1.05	%*
Timpani SMID Growth Fund	1.35%	—	1.10%	1.10	%*
Growth Fund	1.75%	2.50%	1.50%	—
Growth and Income Fund	1.75%	2.50%	1.50%	1.50	%*
Dividend Growth Fund	1.35%	2.10%	1.10%	—
Select Fund	1.15%	1.90%	0.90%	—
International Growth Fund	1.10%	1.85%	0.85%	0.85	%*
Evolving World Growth Fund	1.30%	2.05%	1.05%	—
Global Equity Fund	1.40%	2.15%	1.15%	1.15	%*
Global Opportunities Fund (formerly, Global Growth and Income Fund)(a)	1.22%	1.97%	0.97%	—
Total Return Bond Fund	0.90%	1.65%	0.65%	—
High Income Opportunities Fund	1.00%	1.75%	0.75%	—
Short-Term Bond Fund	0.65%	—	0.40%	—

*  The limit on class R6 shares is the percentage shown less the annual sub-transfer agency ratio for each fund. The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other share classes of the Fund divided by the aggregated average annual net assets of the Fund's other share classes.

(a)  Limit effective 4/1/21, for the period 11/01/20-3/31/21, the limit was 1.75%, 2.50% & 1.50% for Class A, C & I Shares, respectively.

These agreements are binding on Calamos Advisors through March 1, 2023.

For the period ended April 30, 2021, Calamos Advisors waived or absorbed the following expenses:

FUND	AMOUNT
Market Neutral Income Fund	$224,581
Timpani Small Cap Growth Fund	12,882
Timpani SMID Growth Fund	50,240
Dividend Growth Fund	55,789
Select Fund	105,704
International Growth Fund	591,375
Evolving World Growth Fund	493,168
Global Equity Fund	91,650
Global Opportunities Fund (formerly, Global Growth and Income Fund)	40,906
Total Return Bond Fund	39,022
High Income Opportunities Fund	69,022
Short-Term Bond Fund	9,538

These amounts are included in the Statements of Operations under the caption "Expense reductions".

As Distributor, Calamos Financial Services LLC ("CFS") assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund's Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund's Class C shares. No such fees are paid on each Fund's Class I or Class R6 shares.

www.calamos.com

Notes to Financial Statements   (Unaudited)

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund's Class A shares. During the period ended April 30, 2021, CFS received commissions and underwriting fees as follows:

FUND	AMOUNT
Market Neutral Income Fund	$50,794
Hedged Equity Fund	8,636
Phineus Long/Short Fund	3,122
Convertible Fund	14,475
Global Convertible Fund	371
Timpani Small Cap Growth Fund	9,169
Timpani SMID Growth Fund	25
Growth Fund	24,769
Growth and Income Fund	84,926
Dividend Growth Fund	442
Select Fund	503
International Growth Fund	1,670
Evolving World Growth Fund	17,276
Global Equity Fund	1,819
Global Opportunities Fund (formerly, Global Growth and Income Fund)	9,077
Total Return Bond Fund	123
High Income Opportunities Fund	123
Short-Term Bond Fund	3

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Trust's Statement of Additional Information contains additional information about the Trust's Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

As of April 30, 2021, certain affiliates of Calamos Advisors hold material investments in the Funds as follows:

FUND	PERCENTAGE
Timpani SMID Growth Fund	70%
Select Fund	32
High Income Opportunities Fund	32

As of April 30, 2021, the Market Neutral Income Fund held 69.8% of the outstanding shares respectively of Short Term Bond Fund.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, a trustee who is not an "interested person" (as defined in the 1940 Act) and has elected to participate in the Plan (a "participating trustee") may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

At April 30, 2021, the Funds had deferred compensation balances, which are included in "Other assets" on the Statements of Assets and Liabilities, as follows:

FUND	AMOUNT
Convertible Fund	$176,573
Growth Fund	855,860
Growth and Income Fund	369,561
Select Fund	91,754
International Growth Fund	57,752
Evolving World Growth Fund	17,018
Global Equity Fund	29,623
Global Opportunities Fund (formerly, Global Growth and Income Fund)	138,985
Total Return Bond Fund	33,333
High Income Opportunities Fund	101,112

Each Fund's obligation to make payments under the Plan is a general obligation of the Fund and is included in "Payable for deferred compensation to trustees" on the Statements of Assets and Liabilities at April 30, 2021.

Interfund Lending Program

The Funds adopted, effective April 23, 2020, an Interim InterFund Lending Program (the "InterFund Program") in reliance upon the exemptive order issued by the Securities and Exchange Commission on March 23, 2020 (the "March 23, 2020 Order"). The InterFund Program allowed the Funds to borrow money from and lend money to each other for temporary or emergency purposes, such as to satisfy redemption requests or to cover unanticipated cash shortfalls, subject to the requirements of the March 23, 2020 Order. The Funds' InterFund Program was limited in terms of duration and only remained in place for the period from the adoption date up to the termination of the March 23, 2020 Order (unless extended by the board of trustees). Effective April 30, 2021, the Securities and Exchange Commission terminated the relief provided in its March 23, 2020 conditional exemptive order. During the reporting period, no Fund participated in the InterFund Program or relied on the March 23, 2020 Order.

Joint Credit Agreement

On April 30, 2021, the Trust, on behalf of the Funds, entered into a $50,000,000 Demand Discretionary Credit Agreement with State Street Bank and Trust Company (the "Credit Agreement"). Each Fund may borrow under the Credit Agreement to meet shareholder redemptions and for other lawful temporary purposes. Borrowing results in interest expense and other fees and expenses, which may increase a Fund's net expenses and reduce a Fund's return. In addition, borrowing by a Fund may create leverage by increasing a Fund's investment exposure. This will result in changes in a Fund's net asset value, either positive or negative, being greater than it would have been if the Fund had not borrowed. Administration, legal, and arrangement fees, if applicable, under the Credit Agreement are allocated among Funds based upon factors deemed relevant by the Adviser and the Board of each Fund, while fees on any amounts drawn by a Fund under the Credit Agreement are borne by that Fund. At April 30,2021, there were no borrowings under the Credit Agreement. Please see the supplement to the Prospectus and Statement of Additional Information dated May 3, 2021 for more information about the Credit Agreement.

www.calamos.com

Notes to Financial Statements   (Unaudited)

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2021 were as follows:

	COST OF PURCHASES		PROCEEDS FROM SALES
FUND	U.S. GOV'T SECURITIES	OTHER	U.S. GOV'T SECURITIES	OTHER
Market Neutral Income Fund	$—	$4,490,353,987	$—	$4,443,882,553
Hedged Equity Fund	—	82,676,133	—	99,510,810
Phineus Long/Short Fund	—	448,937,353	—	485,336,329
Convertible Fund	—	549,073,769	—	451,002,806
Global Convertible Fund	2,356,399	87,569,582	—	66,173,282
Timpani Small Cap Growth Fund	—	286,616,783	—	165,637,374
Timpani SMID Growth Fund	—	20,894,675	—	20,168,843
Growth Fund	—	374,368,181	—	493,023,122
Growth and Income Fund	—	306,557,265	—	307,243,765
Dividend Growth Fund	—	2,319,654	—	2,359,470
Select Fund	—	7,885,641	—	18,464,185
International Growth Fund	—	144,060,764	—	138,436,909
Evolving World Growth Fund	—	662,691,181	—	253,798,101
Global Equity Fund	—	59,378,723	—	42,294,396
Global Opportunities Fund (formerly, Global Growth and Income Fund)	—	131,331,652	—	101,875,344
Total Return Bond Fund	6,953,742	17,909,581	13,994,783	19,159,439
High Income Opportunities Fund	—	9,852,805	—	10,011,951
Short-Term Bond Fund	1,987,500	50,329,415	2,055,242	40,795,694

The following information is presented on a federal income tax basis as of April 30, 2021. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at April 30, 2021 was as follows*:

FUND	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Market Neutral Income Fund	$6,451,485,070	$3,573,385,414	$(2,136,262,365)	$1,437,123,049
Hedged Equity Fund	324,749,488	144,504,200	(17,822,357)	126,681,843
Phineus Long/Short Fund	164,332,015	119,950,799	(38,531,907)	81,418,892
Convertible Fund	1,298,601,852	301,420,675	(36,956,347)	264,464,328
Global Convertible Fund	249,905,317	35,938,660	(8,583,061)	27,355,599
Timpani Small Cap Growth Fund	221,053,441	103,161,360	(1,423,587)	101,737,773
Timpani SMID Growth Fund	15,125,477	9,142,255	(48,461)	9,093,794
Growth Fund	1,037,588,736	697,343,792	(8,628,588)	688,715,204
Growth and Income Fund	1,585,865,558	1,127,270,193	(17,260,060)	1,110,010,133
Dividend Growth Fund	9,532,670	7,440,664	(51,815)	7,388,849
Select Fund	33,334,042	15,391,686	(75,324)	15,316,362
International Growth Fund	211,799,432	90,422,649	(2,051,775)	88,370,874
Evolving World Growth Fund	608,479,966	115,865,758	(16,758,655)	99,107,103
Global Equity Fund	92,054,560	48,502,081	(922,700)	47,579,381
Global Opportunities Fund (formerly, Global Growth and Income Fund)	189,258,908	63,273,982	(1,116,505)	62,157,477
Total Return Bond Fund	71,685,411	2,678,930	(834,881)	1,844,049
High Income Opportunities Fund	42,178,174	1,966,128	(1,333,360)	632,768
Short-Term Bond Fund	192,169,338	2,868,098	(281,205)	2,586,893

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

Note 4 – Income Taxes

The tax character of distributions for the period ended April 30, 2021 will be determined at the end of each Fund's current fiscal year. Distributions during the fiscal period ended October 31, 2020 were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2020
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL
Market Neutral Income Fund	$105,030,066	$—	$—
Hedged Equity Fund	3,117,616	—	—
Phineus Long/Short Fund	1,884,486	—	1,000,324
Convertible Fund	7,289,456	—	—
Global Convertible Fund	2,110,346	685,921	—
Timpani Small Cap Growth Fund	—	3,965,879	—
Timpani SMID Growth Fund	—	—	—
Growth Fund	—	124,359,852	—
Growth and Income Fund	25,311,459	48,414,893	—
Dividend Growth Fund	92,175	1,897,928	—
Select Fund	313,137	—	—
International Growth Fund	—	—	—
Evolving World Growth Fund	1,493,687	—	—
Global Equity Fund	—	6,071,371	—
Global Opportunities Fund (formerly, Global Growth and Income Fund)	309,995	1,482,083	—
Total Return Bond Fund	1,558,553	—	—
High Income Opportunities Fund	2,272,214	—	—
Short-Term Bond Fund	6,279,345	12,833	—

As of October 31, 2020, the components of accumulated earnings/(loss) on a tax basis were as follows:

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
Undistributed ordinary income	$9,915,707	$525,340	$—	$21,449,642	$7,664,226
Undistributed capital gains	—	—	—	68,717,220	10,208,247
Total undistributed earnings	9,915,707	525,340	—	90,166,862	17,872,473
Accumulated capital and other losses	(119,232,478)	(20,303,186)	(42,020,746)	—	(1,391)
Net unrealized gains/(losses)	539,536,437	39,788,388	(53,238,019)	211,469,465	21,516,473
Total accumulated earnings/(losses)	430,219,666	20,010,542	(95,258,765)	301,636,327	39,387,555
Other	5,884,427	135,916	(17,443,061)	(93,849)	(14,628)
Paid-in-capital	9,841,762,213	341,915,498	520,820,698	862,332,935	169,157,476
Net assets applicable to common shareholders	$10,277,866,306	$362,061,956	$408,118,872	$1,163,875,413	$208,530,403

www.calamos.com

Notes to Financial Statements   (Unaudited)

	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND
Undistributed ordinary income	$—	$—	$2,572,347	$22,272,342	$—
Undistributed capital gains	6,630,168	—	158,448,098	34,753,499	1,152,615
Total undistributed earnings	6,630,168	—	161,020,445	57,025,841	1,152,615
Accumulated capital and other losses	—	(909,323)	(1,671,056)	(630,130)	—
Net unrealized gains/(losses)	41,470,392	4,573,610	388,614,586	682,668,894	4,412,970
Total accumulated earnings/(losses)	48,100,560	3,664,287	547,963,975	739,064,605	5,565,585
Other	—	—	(174,255)	(96,002)	(3,726)
Paid-in-capital	87,641,155	13,406,969	872,990,118	1,345,054,319	7,630,886
Net assets applicable to common shareholders	$135,741,715	$17,071,256	$1,420,779,838	$2,084,022,922	$13,192,745
	SELECT FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GLOBAL OPPORTUNITIES FUND (FORMERLY, GLOBAL GROWTH AND INCOME FUND)
Undistributed ordinary income	$—	$941,674	$90,973	$514,007	$2,876,682
Undistributed capital gains	2,047,159	13,028,001	6,901,599	6,311,562	7,792,300
Total undistributed earnings	2,047,159	13,969,675	6,992,572	6,825,569	10,668,982
Accumulated capital and other losses	(10,013)	(587,973)	(681,516)	(107,942)	(1,050,891)
Net unrealized gains/(losses)	6,718,681	67,547,677	58,659,366	31,514,917	33,238,459
Total accumulated earnings/(losses)	8,755,827	80,929,379	64,970,422	38,232,544	42,856,550
Other	(100,815)	(40,348)	(155,053)	(50,881)	(76,520)
Paid-in-capital	39,070,543	143,314,670	172,624,869	53,449,451	120,692,281
Net assets applicable to common shareholders	$47,725,555	$224,203,701	$237,440,238	$91,631,114	$163,472,311

	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
Undistributed ordinary income	$334,784	$28,605	$3,361,423
Undistributed capital gains	—	—	1,050,318
Total undistributed earnings	334,784	28,605	4,411,741
Accumulated capital and other losses	—	(10,409,426)	—
Net unrealized gains/(losses)	3,815,376	(3,302,615)	2,089,148
Total accumulated earnings/(losses)	4,150,160	(13,683,436)	6,500,889
Other	(78,556)	97,166	(2,289,328)
Paid-in-capital	82,682,824	51,863,086	175,453,135
Net assets applicable to common shareholders	$86,754,428	$38,276,816	$179,664,696

The following Funds had capital loss carryforwards for the year ended October 31, 2020, with no expiration date, available to offset future realized capital gains:

FUND	SHORT-TERM	LONG-TERM
Market Neutral Income Fund	$81,616,752	$—
Hedged Equity Fund	5,631,020	14,398,594
Phineus Long/Short Fund	36,259,534	—
Timpani SMID Growth Fund	787,061	—
High Income Opportunities Fund	1,172,581	9,236,845

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

The capital loss carryforwards utilized in the year ended October 31, 2020 in Market Neutral Income Fund, Evolving World Growth Fund, and Total Return Bond Fund are $214,387,918, $18,344,030, and $843,474, respectively.

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Investments

Foreign Currency Risk. Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund's custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty. The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund's custodian. The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither a Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Fund's net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the respective Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Funds realize a gain or loss when a position is closed or upon settlement of the contracts. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

www.calamos.com

Notes to Financial Statements   (Unaudited)

As of April 30, 2021, the Funds had outstanding forward foreign currency contracts listed on the Schedules of Investments.

Equity Risk. Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds ("ETFs"). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund's portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statements of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by each Fund do not typically give rise to counterparty credit risk since options written obligate each Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to each Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2021, the Fund had outstanding purchased options and/or written options as listed on the Schedules of Investments.

As of April 30, 2021, the Funds had outstanding derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
	MARKET NEUTRAL INCOME FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$175,579	$647,805
Purchased options(2)	40,595,764	—
Total Return Swaps(4)	109,910	274,468
Written options(3)	—	525,443,305
	$40,881,253	$526,365,578
	HEDGED EQUITY FUND
Gross amounts at fair value:
Purchased options(2)	$1,501,225	$—
Written options(3)	—	27,084,550
	$1,501,225	$27,084,550
	PHINEUS LONG/SHORT FUND
Gross amounts at fair value:
Purchased options(2)	$10,750,459	$—
Written options(3)	—	8,200,604
	$10,750,459	$8,200,604

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
	CONVERTIBLE FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$12,044	$215,615
Purchased options(2)	4,326,200	—
	$4,338,244	$215,615
	GLOBAL CONVERTIBLE FUND
Gross amounts at fair value:
Purchased options(2)	$695,181	$—
	$695,181	$—
	GROWTH AND INCOME FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$32,607	$194,988
Purchased options(2)	16,025,270	—
Written options(3)	—	725,200
	$16,057,877	$920,188
	INTERNATIONAL GROWTH FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$311,707	$—
	$311,707	$—
	EVOLVING WORLD GROWTH FUND
Gross amounts at fair value:
Purchased options(2)	$16,361,556	$—
	$16,361,556	$—
	GLOBAL EQUITY FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$54,881	$—
	$54,881	$—
	GLOBAL OPPORTUNITIES FUND*
Gross amounts at fair value:
Purchased options(2)	$7,736,705	$—
	$7,736,705	$—

*  formerly Calamos Growth and Income Fund

	TOTAL RETURN BOND FUND
Gross amounts at fair value:
Futures contracts(5)	$—	$9,710
	$—	$9,710
	SHORT-TERM BOND FUND
Gross amounts at fair value:
Futures contracts(5)	$—	$48,549
	$—	$48,549

www.calamos.com

Notes to Financial Statements   (Unaudited)

The following tables present the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of April 30, 2021:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
MARKET NEUTRAL INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL	NET AMOUNT RECEIVABLE IN THE EVENT	NET AMOUNT PAYABLE IN THE EVENT
Counterparty		ASSETS	LIABILITIES	PLEDGED	OF DEFAULT	OF DEFAULT
Bank of New York	ISDA	$—	$101,612	$—	$—	$101,612
Goldman Sachs & Co.	ISDA	—	105,709	—	—	105,709
JPMorgan Chase Bank N.A.	ISDA	109,910	168,759	—	—	58,849
State Street Bank and Trust	ISDA	175,579	546,193	—	—	370,614
		$285,489	$922,273	$—	$—	$636,784
CONVERTIBLE FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL	NET AMOUNT RECEIVABLE IN THE EVENT	NET AMOUNT PAYABLE IN THE EVENT
Counterparty		ASSETS	LIABILITIES	PLEDGED	OF DEFAULT	OF DEFAULT
Bank of New York	ISDA	$12,044	$—	$—	$12,044	$—
Northern Trust Company	ISDA	—	116,885	—	—	116,885
State Street Bank and Trust	ISDA	—	98,730	—	—	98,730
		$12,044	$215,615	$—	$12,044	$215,615
	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
GROWTH AND INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL	NET AMOUNT RECEIVABLE IN THE EVENT	NET AMOUNT PAYABLE IN THE EVENT
Counterparty		ASSETS	LIABILITIES	PLEDGED	OF DEFAULT	OF DEFAULT
Bank of New York	ISDA	$17,161	$—	$—	$17,161	$—
Northern Trust Company	ISDA	—	162,473	—	—	162,473
State Street Bank and Trust	ISDA	15,446	32,515	—	—	17,069
		$32,607	$194,988	$—	$17,161	$179,542
INTERNATIONAL GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL	NET AMOUNT RECEIVABLE IN THE EVENT	NET AMOUNT PAYABLE IN THE EVENT
Counterparty		ASSETS	LIABILITIES	PLEDGED	OF DEFAULT	OF DEFAULT
Bank of New York	ISDA	$90,961	$—	$—	$90,961	$—
State Street Bank and Trust	ISDA	220,746	—	—	220,746	—
		$311,707	$—	$—	$311,707	$—
GLOBAL EQUITY FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL	NET AMOUNT RECEIVABLE IN THE EVENT	NET AMOUNT PAYABLE IN THE EVENT
Counterparty		ASSETS	LIABILITIES	PLEDGED	OF DEFAULT	OF DEFAULT
Bank of New York	ISDA	$25,822	$—	$—	$25,822	$—
State Street Bank and Trust	ISDA	29,059	—	—	29,059	—
		$54,881	$—	$—	$54,881	$—

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

For the period ended April 30, 2021, the volume of derivative activity for the Fund is reflected below:*

FUND	FORWARD CONTRACTS(1)	FUTURES CONTRACTS(5)	PURCHASED OPTIONS(2)	WRITTEN OPTIONS(3)	SWAPS(4)
Market Neutral Income Fund	308,648,953	—	53,600	42,071	586,076,068
Hedged Equity Fund	—	—	5,165	3,255	—
Phineus Long/Short Fund	5,850,160	—	384,615	450,165	—
Convertible Fund	—	—	15,730	—	—
Global Convertible Fund	—	—	649	—	—
Growth Fund	—	—	5,055	5,110	—
Growth and Income Fund	—	—	162,892	5,749	—
International Growth Fund	592,801	—	13,160	—	—
Evolving World Growth Fund	—	—	217,468	17,785	—
Global Equity Fund	—	—	2,745	—	—
Global Opportunities Fund (formerly, Global Growth and Income Fund)	—	—	16,167	1,160	—
Total Return Bond Fund	—	20	—	—	—
Short-Term Bond Fund	—	100	—	—	—

*  Activity during the period is measured by opened number of contracts for options purchased or written, opened foreign currency contracts (measured in notional), opened number of contracts for futures contracts, and opened total return swaps (measured in notional)

(1)  Generally, the Statement of Assets and Liabilities location for Forward contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)  Generally, the Statement of Assets and Liabilities location for Purchased Options is Investments in securities, at value.

(3)  Generally, the Statement of Assets and Liabilities location for Written Options is Options written, at value.

(4)  Generally, the Statement of Assets and Liabilities location for Swap contracts is Unrealized appreciation on total return swaps for asset derivatives and Unrealized depreciation on total return swaps for liability derivatives.

(5)  Generally, the Statement of Assets and Liabilities location for Futures contracts is Variation margin on open futures contracts for asset derivatives and Variation margin on open futures contracts for liability derivatives.

Note 7 – Securities Lending

The Funds may loan one or more of their securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Funds. The Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The additional return is disclosed on a net basis as Securities lending income in the Statement of Operations. Upon receipt of cash or cash equivalent collateral, the Funds' securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Funds record the investment of collateral as an asset and the value of the collateral as a liability on the Statements of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Funds will record unrealized depreciation equal to the decline in value of the invested collateral. The Funds will pay reasonable fees to persons unaffiliated with the Funds for services in arranging these loans. The Funds have the right to call a loan and obtain the securities loaned at any time. The Funds do not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Funds seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Funds' security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities.

www.calamos.com

Notes to Financial Statements   (Unaudited)

The following table indicates the total amount of securities loaned by asset class, reconciled to the gross liability payable upon return of the securities loaned by the Funds as of April 30, 2021.

	VALUE OF SECURITIES ON LOAN TO BROKER- DEALERS AND	AMOUNT OF COLLATERAL HELD IN SHORT TERM INVESTMENTS AND RESTRICTED CASH BY ASSET CLASS ON LOAN			EXCESS AMOUNT DUE TO/(FROM)
FUND	BANKS	EQUITY	FIXED INCOME	TOTAL	COUNTERPARTY
Market Neutral Income Fund	$174,493,385	$59,312,339	$158,964,128	$218,276,467	$43,783,082
Convertible Fund	68,676,695	24,036,732	83,707,928	107,744,660	39,067,965
Global Convertible Fund	14,687,238	1,396,727	13,172,405	14,569,132	(118,106)
Growth Fund	12,747,463	40,954,415	—	40,954,415	28,206,952
Growth and Income Fund	100,511,097	41,192,183	72,964,330	114,156,513	13,645,416
Dividend Growth Fund	46,575	149,402	—	149,402	102,827
International Growth Fund	17,985,211	35,012,712	—	35,012,712	17,027,501
Evolving World Growth Fund	14,053,105	25,297,256	—	25,297,256	11,244,151
Global Equity Fund	5,064,349	10,527,256	—	10,527,256	5,462,907
Global Opportunities Fund (formerly, Global Growth and Income Fund)	16,048,162	15,442,472	2,172,000	17,614,472	1,566,310
Total Return Bond Fund	3,080,143	—	4,017,329	4,017,329	937,186
High Income Opportunities Fund	2,197,638	—	2,867,639	2,867,639	670,001
Short-Term Bond Fund	10,437,788	—	11,762,519	11,762,519	1,324,731

Note 8 – Fair Value Measurements

Various inputs are used to determine the value of the Funds' investments. These inputs are categorized into three broad levels as follows:

◼  Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

◼  Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

◼  Level 3 – Prices reflect unobservable market inputs (including the Funds' own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund's investments.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

The following is a summary of the inputs used in valuing the Funds' holdings at fair value:

	MARKET NEUTRAL INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$5,528,320,322	$—	$5,528,320,322
Corporate Bond	—	3,016,620	—	3,016,620
Convertible Preferred Stocks	416,466,661	27,498,930	—	443,965,591
Common Stocks U.S.	6,088,090,322	—	—	6,088,090,322
Common Stocks Foreign	553,035	—	—	553,035
Exchange-traded Fund	461,737,025	—	—	461,737,025
Investment In Affiliated Fund	149,081,256	—	—	149,081,256
Warrants	215,109	—	—	215,109
Purchased Options	24,360,000	16,235,764	—	40,595,764
Investment Of Cash Collateral For Securities Loaned	—	174,493,385	—	174,493,385
Forward Foreign Currency Contracts	—	175,579	—	175,579
Total Return Swaps	—	109,910	—	109,910
Total	$7,140,503,408	$5,749,850,510	$—	$12,890,353,918
Liabilities:
Common Stocks Sold Short U.S.	$4,271,879,737	$—	$—	$4,271,879,737
Common Stocks Foreign	198,911,626	5,061,084	—	203,972,710
Written Options	525,443,305	—	—	525,443,305
Forward Foreign Currency Contracts	—	647,805	—	647,805
Total Return Swaps	—	274,468	—	274,468
Total	$4,996,234,668	$5,983,357	$—	$5,002,218,025
	HEDGED EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bond	$—	$7,038,373	$—	$7,038,373
Common Stocks U.S.	459,779,140	—	—	459,779,140
Exchange-Traded Fund	10,197,143	—	—	10,197,143
Purchased Options	1,501,225	—	—	1,501,225
Total	$471,477,508	$7,038,373	$—	$478,515,881
Liabilities:
Written Options	$27,084,550	$—	$—	$27,084,550
Total	$27,084,550	$—	$—	$27,084,550
	PHINEUS LONG/SHORT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$506,772,220	$—	$—	$506,772,220
Common Stocks Foreign	—	43,196,649	—	43,196,649
Purchased Options	10,750,459	—	—	10,750,459
Total	$517,522,679	$43,196,649	$—	$560,719,328
Liabilities:
Common Stocks Sold Short U.S.	$17,192,708	$—	$—	$17,192,708
Exchange-Traded Funds Sold Short	289,575,109	—	—	289,575,109
Written Options	8,200,604	—	—	8,200,604
Total	$314,968,421	$—	$—	$314,968,421

www.calamos.com

Notes to Financial Statements   (Unaudited)

	CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$1,309,585,970	$—	$1,309,585,970
Convertible Preferred Stocks	180,477,315	—	—	180,477,315
Purchased Options	4,326,200	—	—	4,326,200
Investment of Cash Collateral For Securities Loaned	—	68,676,695	—	68,676,695
Forward Foreign Currency Contracts	—	12,043	—	12,043
Total	$184,803,515	$1,378,274,708	$—	$1,563,078,223
Liabilities:
Forward Foreign Currency Contracts	$—	$215,615	$—	$215,615
Total	$—	$215,615	$—	$215,615
	GLOBAL CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$233,597,003	$—	$233,597,003
Bank Loans	—	673,980	—	673,980
Convertible Preferred Stocks	22,519,450	—	—	22,519,450
U.S. Government and Agency Securities	—	5,088,064	—	5,088,064
Purchased options	695,181	—	—	695,181
Investment of Cash Collateral For Securities Loaned	—	14,687,238	—	14,687,238
Total	$23,214,631	$254,046,285	$—	$277,260,916
	TIMPANI SMALL CAP GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$322,791,214	$—	$—	$322,791,214
Total	$322,791,214	$—	$—	$322,791,214
	TIMPANI SMID GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$24,219,271	$—	$—	$24,219,271
Total	$24,219,271	$—	$—	$24,219,271
	GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$1,713,556,477	$—	$—	$1,713,556,477
Investment of Cash Collateral for Securities Loaned	—	12,747,463	—	12,747,463
Total	$1,713,556,477	$12,747,463	$—	$1,726,303,940

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

	GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bond	$—	$5,262,862	$—	$5,262,862
Convertible Bonds	—	578,306,653	—	578,306,653
Convertible Preferred Stocks	227,013,752	9,895,020	—	236,908,772
Common Stocks U.S.	1,759,586,237	—	—	1,759,586,237
Purchased Options	16,025,270	—	—	16,025,270
Investment of Cash Collateral For Securities Loaned	—	100,511,097	—	100,511,097
Forward Foreign Currency Contracts	—	32,607	—	32,607
Total	$2,002,625,259	$694,008,239	$—	$2,696,633,498
Liabilities:
Written Options	$725,200	$—	$—	$725,200
Forward Foreign Currency Contracts	—	194,987	—	194,987
Total	$725,200	$194,987	$—	$920,187
	DIVIDEND GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$16,587,211	$—	$—	$16,587,211
Exchange-Traded Funds	287,733	—	—	287,733
Investment of Cash Collateral For Securities Loaned	—	46,575	—	46,575
Total	$16,874,944	$46,575	$—	$16,921,519
	SELECT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$48,650,404	$—	$—	$48,650,404
Total	$48,650,404	$—	$—	$48,650,404
	INTERNATIONAL GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks Foreign	$22,324,627	$191,706,823	$—	$214,031,450
Common Stocks U.S.	68,153,645	—	—	68,153,645
Investment of Cash Collateral For Securities Loaned	—	17,985,211	—	17,985,211
Forward Foreign Currency Contracts	—	311,707	—	311,707
Total	$90,478,272	$210,003,741	$—	$300,482,013
	EVOLVING WORLD GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$78,463,788	$—	$78,463,788
Convertible Preferred Stock	6,846,352	—	—	6,846,352
Common Stocks Foreign	16,335,437	423,897,900	—	440,233,337
Common Stocks U.S.	151,628,931	—	—	151,628,931
Purchased Options	16,361,556	—	—	16,361,556
Investment of Cash Collateral For Securities Loaned	—	14,053,105	—	14,053,105
Total	$191,172,276	$516,414,793	$—	$707,587,069
www.calamos.com

Notes to Financial Statements   (Unaudited)

	GLOBAL EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks Foreign	$1,594,313	$41,447,248	$—	$43,041,561
Common Stocks U.S.	91,528,031	—	—	91,528,031
Investment of Cash Collateral For Securities Loaned	—	5,064,349	—	5,064,349
Forward Foreign Currency Contracts	—	54,881	—	54,881
Total	$93,122,344	$46,566,478	$—	$139,688,822
	GLOBAL OPPORTUNITIES FUND (FORMERLY, GLOBAL GROWTH AND INCOME FUND)
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$64,989,006	$—	$64,989,006
Convertible Preferred Stocks	20,218,019	—	—	20,218,019
Common Stocks Foreign	—	55,429,777	—	55,429,777
Common Stocks U.S.	86,994,716	—	—	86,994,716
Purchased Options	7,736,705	—	—	7,736,705
Investment of Cash Collateral For Securities Loaned	—	16,048,162	—	16,048,162
Total	$114,949,440	$136,466,945	$—	$251,416,385
	TOTAL RETURN BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$37,916,446	$—	$37,916,446
Convertible Bonds	—	327,937	—	327,937
Bank Loans	—	5,810,210	—	5,810,210
Asset Backed Securities	—	3,280,334	—	3,280,334
U.S. Government and Agency Securities	—	21,754,765	—	21,754,765
Residential Mortgage Backed Securities	—	1,369,335	—	1,369,335
Investment of Cash Collateral For Securities Loaned	—	3,080,143	—	3,080,143
Total	$—	$73,539,170	$—	$73,539,170
Liabilities:
Futures Contracts	$9,710	$—	$—	$9,710
Total	$9,710	$—	$—	$9,710
	HIGH INCOME OPPORTUNITIES FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$34,635,864	$—	$34,635,864
Convertible Bonds	—	312,989	—	312,989
Bank Loans	—	4,317,652	—	4,317,652
Common Stocks U.S.	646,174	62,832	—	709,006
Preferred Stocks	527,227	70,947	—	598,174
Warrants	20,361	19,258	—	39,619
Investments of Cash Collateral for Securities Loaned	—	2,197,638	—	2,197,638
Total	$1,193,762	$41,617,180	$—	$42,810,942

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

	SHORT-TERM BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$121,358,071	$—	$121,358,071
Convertible Bonds	—	1,168,990	—	1,168,990
U.S. Government and Agency Securities	—	8,231,953	—	8,231,953
Sovereign Bond	—	490,410	—	490,410
Bank Loans	—	13,590,437	—	13,590,437
Asset Backed Securities	—	27,310,580	—	27,310,580
Residential Mortgage Backed Securities	—	2,960,425	—	2,960,425
Municipal Obligations	—	9,256,127	—	9,256,127
Investment of Cash Collateral For Securities Loaned	—	10,437,787	—	10,437,787
Total	$—	$194,804,780	$—	$194,804,780
Liabilities:
Futures Contracts	$48,549	$—	$—	$48,549
Total	$48,549	$—	$—	$48,549

Note 9 – Capital Share Transactions

The following table summarizes the activity in capital shares of the Funds for the Six Months ended April 30, 2021:

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND		PHINEUS LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	24,073,908	$340,883,469	683,147	$9,176,057	307,746	$4,548,270
Shares issued as reinvestment of distributions	85,756	1,204,015	5,357	70,120	—	—
Less shares redeemed	(8,880,045)	(125,727,449)	(156,725)	(2,087,716)	(624,219)	(8,721,798)
Net increase (decrease)	15,279,619	$216,360,035	531,779	$7,158,461	(316,473)	$(4,173,528)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,043,930	$58,117,016	93,507	$1,248,571	151,824	$2,254,028
Shares issued as reinvestment of distributions	10	147	694	8,969	—	—
Less shares redeemed	(2,269,447)	(32,575,358)	(29,461)	(385,452)	(195,275)	(2,641,772)
Net increase (decrease)	1,774,493	$25,541,805	64,740	$872,088	(43,451)	$(387,744)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	242,712,657	$3,396,891,561	8,040,131	$107,962,913	3,515,070	$51,681,717
Shares issued as reinvestment of distributions	1,599,106	22,163,610	128,902	1,686,042	—	—
Less shares redeemed	(76,933,350)	(1,074,172,258)	(5,636,144)	(75,770,636)	(5,519,736)	(77,783,473)
Net increase (decrease)	167,378,413	$2,344,882,913	2,532,889	$33,878,319	(2,004,666)	$(26,101,756)
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	133,569	$1,867,809	—	$—	—	$—
Shares issued as reinvestment of distributions	20	273	—	—	—	—
Less shares redeemed	(3,522)	(49,240)	—	—	—	—
Net increase (decrease)	130,067	$1,818,842	—	$—	—	$—

www.calamos.com

Notes to Financial Statements   (Unaudited)

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TIMPANI SMALL CAP GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,570,384	$40,790,148	389,095	$5,704,514	329,180	$12,811,907
Shares issued as reinvestment of distributions	833,011	21,241,780	67,185	965,671	12,429	448,444
Less shares redeemed	(1,355,068)	(35,155,830)	(127,816)	(1,891,837)	(21,771)	(837,943)
Net increase (decrease)	1,048,327	$26,876,098	328,464	$4,778,348	319,838	$12,422,408
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	320,224	$8,228,128	40,090	$582,028	—	$—
Shares issued as reinvestment of distributions	152,610	3,841,200	27,576	388,548	—	—
Less shares redeemed	(292,196)	(7,443,781)	(35,389)	(517,389)	—	—
Net increase (decrease)	180,638	$4,625,547	32,277	$453,187	—	$—
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	12,024,889	$274,670,906	3,279,275	$48,246,597	3,297,835	$132,270,534
Shares issued as reinvestment of distributions	2,826,826	62,868,603	1,156,914	16,644,894	164,479	6,107,103
Less shares redeemed	(6,395,706)	(144,608,551)	(1,747,445)	(25,692,100)	(943,621)	(36,913,984)
Net increase (decrease)	8,456,009	$192,930,958	2,688,744	$39,199,391	2,518,693	$101,463,653
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	415,675	$16,257,298
Shares issued as reinvestment of distributions	—	—	—	—	1,961	72,878
Less shares redeemed	—	—	—	—	(30,915)	(1,286,393)
Net increase (decrease)	—	$—	—	$—	386,721	$15,043,783

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

	TIMPANI SMID GROWTH FUND		GROWTH FUND		GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	12,002	$199,273	816,983	$30,974,442	1,834,234	$76,241,370
Shares issued as reinvestment of distributions	—	—	3,210,883	119,220,099	754,659	30,304,857
Less shares redeemed	(2,574)	(40,301)	(2,482,377)	(96,151,076)	(2,417,944)	(100,798,624)
Net increase (decrease)	9,428	$158,972	1,545,489	$54,043,465	170,949	$5,747,603
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	44,823	$820,288	283,071	$11,997,219
Shares issued as reinvestment of distributions	—	—	441,180	7,623,586	57,907	2,351,622
Less shares redeemed	—	—	(1,044,756)	(18,786,798)	(1,166,696)	(48,877,406)
Net increase (decrease)	—	$—	(558,753)	$(10,342,924)	(825,718)	$(34,528,565)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	143,544	$2,148,792	255,163	$14,297,842	3,141,019	$125,567,925
Shares issued as reinvestment of distributions	—	—	442,786	23,932,553	679,567	26,099,527
Less shares redeemed	(87,063)	(1,369,725)	(559,941)	(30,851,136)	(2,145,094)	(85,618,956)
Net increase (decrease)	56,481	$779,067	138,008	$7,379,259	1,675,492	$66,048,496
Class R6(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	132,771	$5,387,427
Shares issued as reinvestment of distributions	—	—	—	—	2,628	100,974
Less shares redeemed	—	—	—	—	(14,758)	(595,929)
Net increase (decrease)	—	$—	—	$—	120,641	$4,892,472

www.calamos.com

Notes to Financial Statements   (Unaudited)

	DIVIDEND GROWTH FUND		SELECT FUND		INTERNATIONAL GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	22,580	$322,433	29,611	$507,574	410,748	$11,108,616
Shares issued as reinvestment of distributions	22,697	310,042	32,177	525,780	131,078	3,332,005
Less shares redeemed	(30,359)	(441,492)	(65,660)	(1,112,199)	(360,817)	(9,615,848)
Net increase (decrease)	14,918	$190,983	(3,872)	$(78,845)	181,009	$4,824,773
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	68,243	$940,306	2,605	$38,845	25,915	$611,923
Shares issued as reinvestment of distributions	4,697	62,147	4,327	60,882	19,862	439,547
Less shares redeemed	(5,259)	(72,464)	(28,104)	(412,337)	(189,788)	(4,488,317)
Net increase (decrease)	67,681	$929,989	(21,172)	$(312,610)	(144,011)	$(3,436,847)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	132,434	$1,922,397	207,524	$3,723,125	900,743	$25,238,338
Shares issued as reinvestment of distributions	58,493	798,425	84,555	1,423,899	367,227	9,669,097
Less shares redeemed	(192,363)	(2,817,016)	(785,031)	(13,278,972)	(798,883)	(21,772,902)
Net increase (decrease)	(1,436)	$(96,194)	(492,952)	$(8,131,948)	469,087	$13,134,533
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	15,302	$438,518
Shares issued as reinvestment of distributions	—	—	—	—	2,470	65,576
Less shares redeemed	—	—	—	—	(10,360)	(289,775)
Net increase (decrease)	—	$—	—	$—	7,412	$214,319

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GLOBAL OPPORTUNITIES FUND (FORMERLY, GLOBAL GROWTH AND INCOME FUND)
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,825,590	$42,250,511	361,036	$5,851,394	1,128,013	$12,890,289
Shares issued as reinvestment of distributions	32,116	698,205	92,854	1,425,309	490,922	5,341,657
Less shares redeemed	(326,690)	(7,508,607)	(162,954)	(2,608,975)	(677,041)	(7,671,237)
Net increase (decrease)	1,531,016	$35,440,109	290,936	$4,667,728	941,894	$10,560,709
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	350,700	$7,773,674	11,182	$157,495	190,537	$1,869,517
Shares issued as reinvestment of distributions	16,204	327,330	28,680	372,273	65,916	618,294
Less shares redeemed	(186,588)	(4,105,897)	(279,931)	(3,855,273)	(512,781)	(5,005,184)
Net increase (decrease)	180,316	$3,995,107	(240,069)	$(3,325,505)	(256,328)	$(2,517,373)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	17,722,396	$419,139,765	1,745,936	$29,530,991	4,738,933	$55,457,807
Shares issued as reinvestment of distributions	268,509	5,891,083	299,709	4,792,340	382,069	4,315,999
Less shares redeemed	(1,659,771)	(38,300,231)	(747,488)	(12,392,311)	(2,017,179)	(24,312,115)
Net increase (decrease)	16,331,134	$386,730,617	1,298,157	$21,931,020	3,103,823	$35,461,691
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	541	8,657	—	—
Less shares redeemed	—	—	—	—	—	—
Net increase (decrease)	—	$—	541	$8,657	—	$—

www.calamos.com

Notes to Financial Statements   (Unaudited)

	TOTAL RETURN BOND FUND		HIGH INCOME OPPORTUNITIES FUND		SHORT-TERM BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	355,302	$3,836,176	184,616	$1,556,117	96,935	$988,931
Shares issued as reinvestment of distributions	27,419	296,115	87,674	741,638	11,317	114,186
Less shares redeemed	(298,317)	(3,208,040)	(284,681)	(2,405,303)	(83,548)	(846,388)
Net increase (decrease)	84,404	$924,251	(12,391)	$(107,548)	24,704	$256,729
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	6,718	$72,875	7,364	$66,055	—	$—
Shares issued as reinvestment of distributions	1,424	15,424	1,883	16,904	—	—
Less shares redeemed	(80,618)	(864,007)	(51,657)	(466,234)	—	—
Net increase (decrease)	(72,476)	$(775,708)	(42,410)	$(383,275)	—	$—
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	882,968	$9,486,821	238,829	$2,020,336	1,102,791	$11,049,326
Shares issued as reinvestment of distributions	76,239	824,153	22,828	193,225	84,368	850,463
Less shares redeemed	(2,064,493)	(22,152,776)	(101,400)	(858,126)	(131,855)	(1,322,383)
Net increase (decrease)	(1,105,286)	$(11,841,802)	160,257	$1,355,435	1,055,304	$10,577,406
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	—	—
Net increase (decrease)	—	$—	—	$—	—	$—

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

The following table summarizes the activity in capital shares of the Funds for the Year ended October 31, 2020:

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND		PHINEUS LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	23,507,307	$318,481,399	1,079,464	$13,115,927	654,466	$7,492,400
Shares issued as reinvestment of distributions	506,101	6,686,850	8,680	104,884	6,418	75,411
Less shares redeemed	(19,910,936)	(266,861,063)	(686,573)	(7,988,001)	(3,607,025)	(40,137,010)
Net increase (decrease)	4,102,472	$58,307,186	401,571	$5,232,810	(2,946,141)	$(32,569,199)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,786,497	$65,961,046	177,834	$2,116,965	166,506	$1,836,087
Shares issued as reinvestment of distributions	62,532	842,122	580	6,941	—	—
Less shares redeemed	(5,870,600)	(80,250,388)	(80,386)	(941,366)	(1,444,655)	(15,565,258)
Net increase (decrease)	(1,021,571)	$(13,447,220)	98,028	$1,182,540	(1,278,149)	$(13,729,171)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	285,069,085	$3,801,544,821	17,102,185	$205,853,593	15,436,848	$175,709,968
Shares issued as reinvestment of distributions	6,128,256	79,890,119	244,588	2,923,243	235,680	2,785,741
Less shares redeemed	(193,875,237)	(2,540,130,224)	(8,451,892)	(100,054,153)	(42,820,758)	(474,724,045)
Net increase (decrease)	97,322,104	$1,341,304,716	8,894,881	$108,722,683	(27,148,230)	$(296,228,336)
Class R6(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	749	$10,000	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	—	—
Net increase (decrease)	749	$10,000	—	$—	—	$—

(a)  Market Neutral Income Fund Class R6 shares commenced operations on June 23, 2020.

www.calamos.com

Notes to Financial Statements   (Unaudited)

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TIMPANI SMALL CAP GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,779,907	$76,036,819	224,517	$2,763,247	83,127	$2,038,224
Shares issued as reinvestment of distributions	98,509	1,644,047	15,031	169,920	16,119	355,909
Less shares redeemed	(3,330,801)	(61,899,582)	(219,049)	(2,646,454)	(87,385)	(1,961,422)
Net increase (decrease)	547,615	$15,781,284	20,499	$286,713	11,861	$432,711
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	626,775	$12,529,477	123,304	$1,532,137	—	$—
Shares issued as reinvestment of distributions	7,484	119,553	4,969	54,887	—	—
Less shares redeemed	(1,349,127)	(25,502,044)	(76,117)	(895,793)	—	—
Net increase (decrease)	(714,868)	$(12,853,014)	52,156	$691,231	—	$—
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	23,198,658	$411,409,196	6,606,715	$80,794,677	1,837,833	$48,095,872
Shares issued as reinvestment of distributions	340,738	5,205,185	227,360	2,570,590	156,926	3,554,389
Less shares redeemed	(13,751,433)	(227,572,021)	(3,451,303)	(40,063,203)	(1,006,368)	(24,167,855)
Net increase (decrease)	9,787,963	$189,042,360	3,382,772	$43,302,064	988,391	$27,482,406
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	3,234	$83,578
Shares issued as reinvestment of distributions	—	—	—	—	2,381	53,959
Less shares redeemed	—	—	—	—	(99)	(2,032)
Net increase (decrease)	—	$—	—	$—	5,516	$135,505

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

	TIMPANI SMID GROWTH FUND		GROWTH FUND		GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	22,299	$225,952	1,163,903	$35,916,013	2,586,315	$88,603,488
Shares issued as reinvestment of distributions	—	—	2,949,175	90,952,567	1,087,899	36,218,823
Less shares redeemed	(8,577)	(106,936)	(5,924,330)	(186,796,357)	(5,354,038)	(179,900,007)
Net increase (decrease)	13,722	$119,016	(1,811,252)	$(59,927,777)	(1,679,824)	$(55,077,696)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	151,764	$2,389,732	475,674	$16,379,409
Shares issued as reinvestment of distributions	—	—	439,532	7,094,039	94,428	3,194,398
Less shares redeemed	—	—	(1,382,103)	(23,292,608)	(1,841,945)	(62,865,328)
Net increase (decrease)	—	$—	(790,807)	$(13,808,837)	(1,271,843)	$(43,291,521)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	346,537	$3,166,560	964,653	$41,967,197	5,565,557	$181,141,237
Shares issued as reinvestment of distributions	—	—	418,998	18,167,781	916,902	29,159,931
Less shares redeemed	(20,359)	(238,076)	(1,826,623)	(83,516,882)	(5,832,606)	(183,750,056)
Net increase (decrease)	326,178	$2,928,484	(442,972)	$(23,381,904)	649,853	$26,551,112
Class R6(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	576	$20,037
Shares issued as reinvestment of distributions	—	—	—	—	2	53
Less shares redeemed	—	—	—	—	(138)	(4,880)
Net increase (decrease)	—	$—	—	$—	440	$15,210

(a)  Growth and Income Fund Class R6 shares commenced operations on June 23, 2020.

www.calamos.com

Notes to Financial Statements   (Unaudited)

	DIVIDEND GROWTH FUND		SELECT FUND		INTERNATIONAL GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	68,449	$836,548	45,345	$658,688	347,273	$7,171,991
Shares issued as reinvestment of distributions	33,496	421,335	4,489	66,529	—	—
Less shares redeemed	(102,881)	(1,181,494)	(139,673)	(1,956,315)	(712,645)	(13,899,961)
Net increase (decrease)	(936)	$76,389	(89,839)	$(1,231,098)	(365,372)	$(6,727,970)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	23,668	$260,448	5,447	$71,597	8,563	$156,843
Shares issued as reinvestment of distributions	6,350	78,044	—	—	—	—
Less shares redeemed	(26,357)	(284,934)	(350,898)	(4,437,929)	(261,146)	(4,563,551)
Net increase (decrease)	3,661	$53,558	(345,451)	$(4,366,332)	(252,583)	$(4,406,708)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	116,118	$1,435,636	617,729	$8,179,806	1,626,949	$33,454,787
Shares issued as reinvestment of distributions	118,358	1,485,056	15,887	241,796	—	—
Less shares redeemed	(517,551)	(5,950,262)	(227,238)	(2,979,493)	(2,301,331)	(46,110,544)
Net increase (decrease)	(283,075)	$(3,029,570)	406,378	$5,442,109	(674,382)	$(12,655,757)
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	86,582	$1,732,523
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	(444,034)	(9,131,124)
Net increase (decrease)	—	$—	—	$—	(357,452)	$(7,398,601)

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GLOBAL GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	391,004	$6,762,959	265,416	$3,292,315	1,099,698	$9,490,501
Shares issued as reinvestment of distributions	11,579	172,408	112,095	1,289,097	97,528	873,603
Less shares redeemed	(815,536)	(12,469,085)	(564,070)	(6,729,651)	(2,108,626)	(18,481,508)
Net increase (decrease)	(412,953)	$(5,533,718)	(186,559)	$(2,148,239)	(911,400)	$(8,117,404)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	40,192	$672,788	22,660	$245,184	71,960	$613,871
Shares issued as reinvestment of distributions	—	—	60,883	603,351	18,357	141,351
Less shares redeemed	(342,622)	(5,001,576)	(487,287)	(5,269,441)	(1,040,655)	(8,078,310)
Net increase (decrease)	(302,430)	$(4,328,788)	(403,744)	$(4,420,906)	(950,338)	$(7,323,088)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,363,545	$78,476,333	600,310	$7,767,489	2,337,755	$23,373,263
Shares issued as reinvestment of distributions	86,887	1,302,432	329,656	3,929,499	69,759	649,005
Less shares redeemed	(3,120,110)	(46,723,770)	(847,457)	(10,471,760)	(2,141,926)	(18,654,225)
Net increase (decrease)	1,330,322	$33,054,995	82,509	$1,225,228	265,588	$5,368,043
Class R6(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	8,199	$119,000	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	—	—
Net increase (decrease)	—	$—	8,199	$119,000	—	$—

(a)  Global Equity Fund Class R6 shares commenced operations on June 23, 2020.

www.calamos.com

Notes to Financial Statements   (Unaudited)

	TOTAL RETURN BOND FUND		HIGH INCOME OPPORTUNITIES FUND		SHORT-TERM BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	687,482	$7,365,277	245,970	$2,032,831	286,957	$2,896,835
Shares issued as reinvestment of distributions	39,601	425,925	217,034	1,717,793	4,621	46,909
Less shares redeemed	(622,896)	(6,676,918)	(834,673)	(6,720,348)	(35,177)	(350,938)
Net increase (decrease)	104,187	$1,114,284	(371,669)	$(2,969,724)	256,401	$2,592,806
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	109,098	$1,175,752	19,346	$158,252	—	$—
Shares issued as reinvestment of distributions	2,691	28,837	7,484	62,826	—	—
Less shares redeemed	(226,107)	(2,418,888)	(124,746)	(1,023,391)	—	—
Net increase (decrease)	(114,318)	$(1,214,299)	(97,916)	$(802,313)	—	$—
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,238,417	$44,471,732	322,369	$2,486,979	421,347	$4,283,245
Shares issued as reinvestment of distributions	95,353	1,028,248	45,623	360,699	71,315	723,691
Less shares redeemed	(2,125,614)	(22,766,469)	(364,455)	(2,892,583)	(4,574,906)	(46,297,045)
Net increase (decrease)	2,208,156	$22,733,511	3,537	$(44,905)	(4,082,244)	$(41,290,109)
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	—	—
Net increase (decrease)	—	$—	—	$—	—	$—
CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020		2019		2018		2017		2016
Net asset value, beginning of period	$13.77		$13.47		$13.52		$13.41		$13.13		$13.08
Income from investment operations:
Net investment income (loss)(a)	0.06		0.19		0.27		0.30		0.26		0.25
Net realized and unrealized gain (loss)	0.54		0.24		0.28		0.19		0.35		0.16
Total from investment operations	0.60		0.43		0.55		0.49		0.61		0.41
Distributions:
Dividends from net investment income	(0.02)		(0.13)		(0.19)		(0.16)		(0.13)		(0.16)
Dividends from net realized gains	—		—		(0.41)		(0.22)		(0.20)		(0.20)
Total distributions**	(0.02)		(0.13)		(0.60)		(0.38)		(0.33)		(0.36)
Net asset value, end of period	$14.35		$13.77		$13.47		$13.52		$13.41		$13.13
Ratios and supplemental data:
Total return(b)	4.38%		3.27%		4.32%		3.79%		4.74%		3.16%
Net assets, end of period (000)	$1,071,146		$817,405		$744,356		$743,925		$682,451		$970,737
Ratio of net expenses to average net assets	1.13	%(c)(d)	1.20	%(e)	1.24	%(f)	1.25	%(g)	1.28	%(h)	1.22	%(i)
Ratio of gross expenses to average net assets prior to expense reductions	1.13	%(c)	1.21%		1.24%		1.25%		1.28%		1.22%
Ratio of net investment income (loss) to average net assets	0.84	%(c)	1.43%		2.04%		2.26%		1.96%		1.91%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020		2019		2018		2017		2016
Portfolio turnover rate	38.8%		76.6%		73.8%		66.8%		81.1%		37.5%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.03% for the period ended April 30, 2021.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.05% for the year ended October 31, 2020.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.06% for the year ended October 31, 2019.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.07% for the year ended October 31, 2018.

(h)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.08% for the year ended October 31, 2017.

(i)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.08% for the year ended October 31, 2016.

www.calamos.com

Calamos Market Neutral Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020		2019		2018		2017		2016
Net asset value, beginning of period	$13.98		$13.70		$13.73		$13.62		$13.33		$13.27
Income from investment operations:
Net investment income (loss)(a)	0.01		0.10		0.18		0.21		0.16		0.15
Net realized and unrealized gain (loss)	0.55		0.24		0.28		0.19		0.36		0.17
Total from investment operations	0.56		0.34		0.46		0.40		0.52		0.32
Distributions:
Dividends from net investment income	(0.00	)*	(0.06)		(0.08)		(0.07)		(0.03)		(0.06)
Dividends from net realized gains	—		—		(0.41)		(0.22)		(0.20)		(0.20)
Total distributions**	(0.00	)*	(0.06)		(0.49)		(0.29)		(0.23)		(0.26)
Net asset value, end of period	$14.54		$13.98		$13.70		$13.73		$13.62		$13.33
Ratios and supplemental data:
Total return(b)	4.01%		2.46%		3.56%		3.03%		3.98%		2.41%
Net assets, end of period (000)	$288,359		$252,490		$261,352		$303,417		$282,115		$318,853
Ratio of net expenses to average net assets	1.88	%(c)(d)	1.95	%(e)	1.98	%(f)	2.00	%(g)	2.03	%(h)	1.97	%(i)
Ratio of gross expenses to average net assets prior to expense reductions	1.88	%(c)	1.96%		1.99%		2.00%		2.03%		1.97%
Ratio of net investment income (loss) to average net assets	0.11	%(c)	0.70%		1.31%		1.51%		1.22%		1.16%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.78% for the period ended April 30, 2021.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.80% for the year ended October 31, 2020.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.80% for the year ended October 31, 2019.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.81% for the year ended October 31, 2018.

(h)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.83% for the year ended October 31, 2017.

(i)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.84% for the year ended October 31, 2016.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020		2019		2018		2017		2016
Net asset value, beginning of period	$13.60		$13.30		$13.36		$13.26		$12.98		$12.94
Income from investment operations:
Net investment income (loss)(a)	0.08		0.22		0.30		0.33		0.29		0.27
Net realized and unrealized gain (loss)	0.54		0.24		0.28		0.19		0.36		0.16
Total from investment operations	0.62		0.46		0.58		0.52		0.65		0.43
Distributions:
Dividends from net investment income	(0.04)		(0.16)		(0.23)		(0.20)		(0.17)		(0.19)
Dividends from net realized gains	—		—		(0.41)		(0.22)		(0.20)		(0.20)
Total distributions**	(0.04)		(0.16)		(0.64)		(0.42)		(0.37)		(0.39)
Net asset value, end of period	$14.18		$13.60		$13.30		$13.36		$13.26		$12.98
Ratios and supplemental data:
Total return(b)	4.55%		3.51%		4.62%		4.02%		5.07%		3.38%
Net assets, end of period (000)	$11,968,929		$9,207,961		$7,709,445		$5,658,499		$3,734,035		$2,587,922
Ratio of net expenses to average net assets	0.88	%(c)(d)	0.95	%(e)	0.99	%(f)	0.99	%(g)	1.02	%(h)	0.97	%(i)
Ratio of gross expenses to average net assets prior to expense reductions	0.88	%(c)	0.96%		0.99%		0.99%		1.02%		0.97%
Ratio of net investment income (loss) to average net assets	1.09	%(c)	1.66%		2.28%		2.49%		2.22%		2.15%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.78% for the period ended April 30, 2021.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.80% for the year ended October 31, 2020.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.81% for the year ended October 31, 2019.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.81% for the year ended October 31, 2018.

(h)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.83% for the year ended October 31, 2017.

(i)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.84% for the year ended October 31, 2016.

www.calamos.com

Calamos Market Neutral Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	(Unaudited) Six Months Ended April 30, 2021		June 23, 2020• through October 31, 2020
Net asset value, beginning of period	$13.61		$13.35
Income from investment operations:
Net investment income (loss)(a)	0.06		0.05
Net realized and unrealized gain (loss)	0.56		0.21
Total from investment operations	0.62		0.26
Distributions:
Dividends from net investment income	(0.04)		—
Dividends from net realized gains	—		—
Total distributions**	(0.04)		—
Net asset value, end of period	$14.19		$13.61
Ratios and supplemental data:
Total return(b)	4.59%		1.95%
Net assets, end of period (000)	$1,856		$10
Ratio of net expenses to average net assets	0.78	%(c)(d)	0.77	%(c)(e)
Ratio of gross expenses to average net assets prior to expense reductions	0.78	%(c)	0.77	%(c)
Ratio of net investment income (loss) to average net assets	0.92	%(c)	1.06	%(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.70% for the period ended April 30, 2021.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.66% for the year ended October 31, 2020.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Hedged Equity Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.35		$11.88	$11.44	$10.85	$10.03	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.04		0.10	0.10	0.08	0.12	0.10
Net realized and unrealized gain (loss)	1.61		0.47	0.64	0.57	0.76	0.17
Total from investment operations	1.65		0.57	0.74	0.65	0.88	0.27
Distributions:
Dividends from net investment income	(0.05)		(0.10)	(0.05)	(0.06)	(0.06)	(0.15)
Dividends from net realized gains	—		—	(0.25)	—	—	(0.09)
Total distributions**	(0.05)		(0.10)	(0.30)	(0.06)	(0.06)	(0.24)
Net asset value, end of period	$13.95		$12.35	$11.88	$11.44	$10.85	$10.03
Ratios and supplemental data:
Total return(b)	13.33%		4.92%	6.65%	6.08%	8.77%	2.79%
Net assets, end of period (000)	$25,236		$15,782	$10,412	$5,151	$1,007	$10,275
Ratio of net expenses to average net assets	1.17	%(c)	1.15%	1.21%	1.25%	1.25%	1.22%
Ratio of gross expenses to average net assets prior to expense reductions	1.17	%(c)	1.20%	1.21%	1.47%	2.14%	2.03%
Ratio of net investment income (loss) to average net assets	0.67	%(c)	0.84%	0.86%	0.65%	1.12%	1.01%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Portfolio turnover rate	19.3%		56.9%	81.7%	140.8%	49.2%	19.6%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Hedged Equity Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.18		$11.72	$11.35	$10.78	$10.00	$9.98
Income from investment operations:
Net investment income (loss)(a)	(0.00	)*	0.01	0.01	(0.01)	0.02	0.03
Net realized and unrealized gain (loss)	1.57		0.48	0.63	0.58	0.79	0.16
Total from investment operations	1.57		0.49	0.64	0.57	0.81	0.19
Distributions:
Dividends from net investment income	(0.03)		(0.03)	(0.02)	(0.00)*	(0.03)	(0.08)
Dividends from net realized gains	—		—	(0.25)	—	—	(0.09)
Total distributions**	(0.03)		(0.03)	(0.27)	(0.00)*	(0.03)	(0.17)
Net asset value, end of period	$13.72		$12.18	$11.72	$11.35	$10.78	$10.00
Ratios and supplemental data:
Total return(b)	12.91%		4.19%	5.88%	5.31%	8.09%	1.92%
Net assets, end of period (000)	$4,753		$3,429	$2,151	$616	$173	$156
Ratio of net expenses to average net assets	1.92	%(c)	1.90%	1.96%	2.00%	2.00%	1.97%
Ratio of gross expenses to average net assets prior to expense reductions	1.92	%(c)	1.95%	1.96%	2.30%	3.03%	2.79%
Ratio of net investment income (loss) to average net assets	(0.06	%)(c)	0.08%	0.11%	(0.07%)	0.24%	0.26%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Hedged Equity Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.34		$11.87	$11.45	$10.84	$10.04	$10.01
Income from investment operations:
Net investment income (loss)(a)	0.06		0.13	0.13	0.10	0.13	0.13
Net realized and unrealized gain (loss)	1.60		0.47	0.64	0.59	0.78	0.17
Total from investment operations	1.66		0.60	0.77	0.69	0.91	0.30
Distributions:
Dividends from net investment income	(0.06)		(0.13)	(0.10)	(0.08)	(0.11)	(0.18)
Dividends from net realized gains	—		—	(0.25)	—	—	(0.09)
Total distributions**	(0.06)		(0.13)	(0.35)	(0.08)	(0.11)	(0.27)
Net asset value, end of period	$13.94		$12.34	$11.87	$11.45	$10.84	$10.04
Ratios and supplemental data:
Total return(b)	13.50%		5.09%	7.01%	6.38%	9.12%	3.02%
Net assets, end of period (000)	$422,684		$342,851	$224,234	$91,589	$11,883	$8,035
Ratio of net expenses to average net assets	0.92	%(c)	0.90%	0.96%	1.00%	1.00%	0.97%
Ratio of gross expenses to average net assets prior to expense reductions	0.92	%(c)	0.95%	0.96%	1.26%	2.06%	1.81%
Ratio of net investment income (loss) to average net assets	0.96	%(c)	1.09%	1.12%	0.91%	1.22%	1.27%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Phineus Long/Short Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,								April 5, 2016• through October 31,
	2021		2020		2019		2018		2017		2016
Net asset value, beginning of period	$11.18		$11.63		$12.15		$12.33		$10.77		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.09)		(0.08)		0.04		(0.03)		(0.16)		(0.10)
Net realized and unrealized gain (loss)	5.04		(0.36)		(0.12)		—		1.82		0.87
Total from investment operations	4.95		(0.44)		(0.08)		(0.03)		1.66		0.77
Distributions:
Dividends from net investment income	—		(0.01)		—		—		—		—
Dividends from net realized gains	—		—		(0.44)		(0.15)		(0.10)		—
Return of capital	—		(0.00	)*	—		—		—		—
Total distributions**	—		(0.01)		(0.44)		(0.15)		(0.10)		—
Net asset value, end of period	$16.13		$11.18		$11.63		$12.15		$12.33		$10.77
Ratios and supplemental data:
Total return(b)	44.36%		(3.77%)		(0.45%)		(0.34%)		15.46%		7.70%
Net assets, end of period (000)	$53,700		$40,748		$76,689		$108,730		$66,854		$14,708
Ratio of net expenses to average net assets	2.37	%(c)(d)	2.91	%(e)	2.95	%(f)	2.28	%(g)	2.71	%(h)	2.99	%(c)(i)
Ratio of gross expenses to average net assets prior to expense reductions	2.37	%(c)	2.92%		2.96%		2.28%		2.71%		4.04	%(c)
Ratio of net investment income (loss) to average net assets	(1.31	%)(c)	(0.68%)		0.33%		(0.27%)		(1.34%)		(1.77	%)(c)
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,								April 5, 2016• through October 31,
	2021		2020		2019		2018		2017		2016
Portfolio turnover rate	91.7%		205.8%		135.4%		228.6%		167.8%		177.6%

•  Commencement of operations.

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.69% for the period ended April 30, 2021.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.71% for the year ended October 31, 2020.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.64% for the year ended October 31, 2019.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.64% for the year ended October 31, 2018.

(h)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.73% for the year ended October 31, 2017.

(i)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.01% for the period ended October 31, 2016.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,								April 5, 2016• through October 31,
	2021		2020		2019		2018		2017		2016
Net asset value, beginning of period	$10.80		$11.32		$11.92		$12.19		$10.73		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.14)		(0.16)		(0.05)		(0.13)		(0.25)		(0.15)
Net realized and unrealized gain (loss)	4.88		(0.36)		(0.11)		0.01		1.81		0.88
Total from investment operations	4.74		(0.52)		(0.16)		(0.12)		1.56		0.73
Distributions:
Dividends from net investment income	—		—		—		—		—		—
Dividends from net realized gains	—		—		(0.44)		(0.15)		(0.10)		—
Return of capital	—		(0.00	)*	—		—		—		—
Total distributions**	—		—		(0.44)		(0.15)		(0.10)		—
Net asset value, end of period	$15.54		$10.80		$11.32		$11.92		$12.19		$10.73
Ratios and supplemental data:
Total return(b)	43.98%		(4.59%)		(1.15%)		(1.09%)		14.58%		7.30%
Net assets, end of period (000)	$31,727		$22,528		$38,072		$52,169		$28,933		$4,936
Ratio of net expenses to average net assets	3.12	%(c)(d)	3.65	%(e)	3.69	%(f)	3.03	%(g)	3.46	%(h)	3.69	%(c)(i)
Ratio of gross expenses to average net assets prior to expense reductions	3.12	%(c)	3.65%		3.70%		3.03%		3.46%		4.82	%(c)
Ratio of net investment income (loss) to average net assets	(2.06	%)(c)	(1.43%)		(0.42%)		(1.02%)		(2.11%)		(2.54	%)(c)

•  Commencement of operations.

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.44% for the period ended April 30, 2021.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.46% for the year ended October 31, 2020.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.39% for the year ended October 31, 2019.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.39% for the year ended October 31, 2018.

(h)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.47% for the year ended October 31, 2017.

(i)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.67% for the period ended October 31, 2016.

www.calamos.com

Calamos Phineus Long/Short Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,								April 5, 2016• through October 31,
	2021		2020		2019		2018		2017		2016
Net asset value, beginning of period	$11.28		$11.75		$12.23		$12.39		$10.80		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.08)		(0.05)		0.07		0.01		(0.13)		(0.08)
Net realized and unrealized gain (loss)	5.10		(0.37)		(0.11)		(0.02)		1.82		0.88
Total from investment operations	5.02		(0.42)		(0.04)		(0.01)		1.69		0.80
Distributions:
Dividends from net investment income	—		(0.02)		—		—		—		—
Dividends from net realized gains	—		—		(0.44)		(0.15)		(0.10)		—
Return of capital	—		(0.03)		—		—		—		—
Total distributions**	—		(0.05)		(0.44)		(0.15)		(0.10)		—
Net asset value, end of period	$16.30		$11.28		$11.75		$12.23		$12.39		$10.80
Ratios and supplemental data:
Total return(b)	44.72%		(3.67%)		(0.16%)		(0.10%)		15.70%		8.00%
Net assets, end of period (000)	$465,738		$344,843		$678,157		$1,003,457		$348,840		$56,319
Ratio of net expenses to average net assets	2.12	%(c)(d)	2.64	%(e)	2.68	%(f)	2.00	%(g)	2.45	%(h)	2.77	%(c)(i)
Ratio of gross expenses to average net assets prior to expense reductions	2.12	%(c)	2.65%		2.69%		2.00%		2.45%		4.04	%(c)
Ratio of net investment income (loss) to average net assets	(1.06	%)(c)	(0.42%)		0.57%		0.05%		(1.09%)		(1.33	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.44% for the period ended April 30, 2021.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.46% for the year ended October 31, 2020.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.39% for the year ended October 31, 2019.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.39% for the year ended October 31, 2018.

(h)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.47% for the year ended October 31, 2017.

(i)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.76% for the period ended October 31, 2016.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$22.78		$17.45	$18.11	$18.27	$15.93	$16.56
Income from investment operations:
Net investment income (loss)(a)	0.22		0.47	0.51	0.48	0.49	0.50
Net realized and unrealized gain (loss)	5.07		4.99	1.00	0.13	2.16	(0.30)
Total from investment operations	5.29		5.46	1.51	0.61	2.65	0.20
Distributions:
Dividends from net investment income	(0.06)		(0.13)	(0.35)	(0.24)	(0.31)	(0.56)
Dividends from net realized gains	(1.54)		—	(1.82)	(0.53)	—	(0.27)
Total distributions**	(1.60)		(0.13)	(2.17)	(0.77)	(0.31)	(0.83)
Net asset value, end of period	$26.47		$22.78	$17.45	$18.11	$18.27	$15.93
Ratios and supplemental data:
Total return(b)	23.40%		31.58%	10.02%	3.43%	16.88%	1.33%
Net assets, end of period (000)	$415,144		$333,481	$245,948	$210,845	$222,017	$228,334
Ratio of net expenses to average net assets	1.07	%(c)	1.13%	1.16%	1.16%	1.18%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.07	%(c)	1.13%	1.16%	1.16%	1.18%	1.15%
Ratio of net investment income (loss) to average net assets	1.73	%(c)	2.37%	2.98%	2.58%	2.87%	3.17%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Portfolio turnover rate	33.3%		70.7%	36.7%	73.2%	55.7%	43.8%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$22.48		$17.27	$17.92	$18.09	$15.79	$16.41
Income from investment operations:
Net investment income (loss)(a)	0.12		0.32	0.39	0.34	0.36	0.37
Net realized and unrealized gain (loss)	4.99		4.93	0.99	0.12	2.14	(0.28)
Total from investment operations	5.11		5.25	1.38	0.46	2.50	0.09
Distributions:
Dividends from net investment income	—		(0.04)	(0.21)	(0.10)	(0.20)	(0.44)
Dividends from net realized gains	(1.54)		—	(1.82)	(0.53)	—	(0.27)
Total distributions**	(1.54)		(0.04)	(2.03)	(0.63)	(0.20)	(0.71)
Net asset value, end of period	$26.05		$22.48	$17.27	$17.92	$18.09	$15.79
Ratios and supplemental data:
Total return(b)	22.95%		30.53%	9.21%	2.65%	15.99%	0.62%
Net assets, end of period (000)	$70,687		$56,935	$56,070	$128,920	$147,112	$193,339
Ratio of net expenses to average net assets	1.82	%(c)	1.88%	1.91%	1.91%	1.93%	1.90%
Ratio of gross expenses to average net assets prior to expense reductions	1.82	%(c)	1.88%	1.91%	1.91%	1.93%	1.90%
Ratio of net investment income (loss) to average net assets	0.98	%(c)	1.65%	2.34%	1.85%	2.14%	2.40%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$20.05		$15.38	$16.23	$16.45	$14.38	$15.03
Income from investment operations:
Net investment income (loss)(a)	0.22		0.46	0.49	0.47	0.48	0.49
Net realized and unrealized gain (loss)	4.44		4.39	0.88	0.13	1.95	(0.27)
Total from investment operations	4.66		4.85	1.37	0.60	2.43	0.22
Distributions:
Dividends from net investment income	(0.07)		(0.18)	(0.40)	(0.29)	(0.36)	(0.60)
Dividends from net realized gains	(1.54)		—	(1.82)	(0.53)	—	(0.27)
Total distributions**	(1.61)		(0.18)	(2.22)	(0.82)	(0.36)	(0.87)
Net asset value, end of period	$23.10		$20.05	$15.38	$16.23	$16.45	$14.38
Ratios and supplemental data:
Total return(b)	23.53%		31.91%	10.31%	3.73%	17.14%	1.64%
Net assets, end of period (000)	$1,086,750		$773,460	$442,907	$275,776	$233,077	$238,309
Ratio of net expenses to average net assets	0.82	%(c)	0.88%	0.91%	0.91%	0.93%	0.90%
Ratio of gross expenses to average net assets prior to expense reductions	0.82	%(c)	0.88%	0.91%	0.91%	0.93%	0.90%
Ratio of net investment income (loss) to average net assets	1.96	%(c)	2.60%	3.21%	2.83%	3.12%	3.48%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Global Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.48		$11.08	$10.81	$11.24	$9.89	$9.93
Income from investment operations:
Net investment income (loss)(a)	0.10		0.24	0.10	0.33	0.25	0.26
Net realized and unrealized gain (loss)	2.29		2.37	0.70	(0.34)	1.21	(0.14)
Total from investment operations	2.39		2.61	0.80	(0.01)	1.46	0.12
Distributions:
Dividends from net investment income	(0.01)		(0.06)	(0.22)	(0.08)	(0.11)	(0.16)
Dividends from net realized gains	(1.13)		(0.15)	(0.31)	(0.34)	—	—
Total distributions**	(1.14)		(0.21)	(0.53)	(0.42)	(0.11)	(0.16)
Net asset value, end of period	$14.73		$13.48	$11.08	$10.81	$11.24	$9.89
Ratios and supplemental data:
Total return(b)	17.90%		23.93%	7.90%	(0.09%)	14.86%	1.27%
Net assets, end of period (000)	$17,110		$11,231	$8,998	$11,184	$12,713	$29,037
Ratio of net expenses to average net assets	1.24	%(c)	1.33%	1.32%	1.34%	1.35%	1.35%
Ratio of gross expenses to average net assets prior to expense reductions	1.24	%(c)	1.34%	1.32%	1.35%	1.45%	1.46%
Ratio of net investment income (loss) to average net assets	1.32	%(c)	1.96%	0.91%	2.98%	2.46%	2.64%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Portfolio turnover rate	27.8%		47.7%	45.4%	32.0%	52.2%	38.4%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.25		$10.93	$10.69	$11.14	$9.85	$9.90
Income from investment operations:
Net investment income (loss)(a)	0.04		0.14	0.02	0.24	0.16	0.18
Net realized and unrealized gain (loss)	2.25		2.35	0.69	(0.33)	1.21	(0.13)
Total from investment operations	2.29		2.49	0.71	(0.09)	1.37	0.05
Distributions:
Dividends from net investment income	—		(0.02)	(0.16)	(0.02)	(0.08)	(0.10)
Dividends from net realized gains	(1.13)		(0.15)	(0.31)	(0.34)	—	—
Total distributions**	(1.13)		(0.17)	(0.47)	(0.36)	(0.08)	(0.10)
Net asset value, end of period	$14.41		$13.25	$10.93	$10.69	$11.14	$9.85
Ratios and supplemental data:
Total return(b)	17.46%		23.09%	7.01%	(0.77%)	13.95%	0.50%
Net assets, end of period (000)	$5,711		$4,824	$3,409	$3,884	$2,887	$2,440
Ratio of net expenses to average net assets	1.99	%(c)	2.08%	2.07%	2.09%	2.10%	2.10%
Ratio of gross expenses to average net assets prior to expense reductions	1.99	%(c)	2.09%	2.07%	2.10%	2.19%	2.21%
Ratio of net investment income (loss) to average net assets	0.58	%(c)	1.21%	0.16%	2.21%	1.54%	1.89%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Global Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.50		$11.08	$10.82	$11.24	$9.92	$9.95
Income from investment operations:
Net investment income (loss)(a)	0.11		0.26	0.12	0.36	0.26	0.28
Net realized and unrealized gain (loss)	2.29		2.39	0.70	(0.33)	1.21	(0.13)
Total from investment operations	2.40		2.65	0.82	0.03	1.47	0.15
Distributions:
Dividends from net investment income	(0.03)		(0.08)	(0.25)	(0.11)	(0.15)	(0.18)
Dividends from net realized gains	(1.13)		(0.15)	(0.31)	(0.34)	—	—
Total distributions**	(1.16)		(0.23)	(0.56)	(0.45)	(0.15)	(0.18)
Net asset value, end of period	$14.74		$13.50	$11.08	$10.82	$11.24	$9.92
Ratios and supplemental data:
Total return(b)	17.98%		24.36%	8.09%	0.24%	14.98%	1.60%
Net assets, end of period (000)	$249,879		$192,475	$120,526	$121,170	$91,086	$47,637
Ratio of net expenses to average net assets	0.99	%(c)	1.08%	1.07%	1.09%	1.10%	1.10%
Ratio of gross expenses to average net assets prior to expense reductions	0.99	%(c)	1.09%	1.07%	1.10%	1.18%	1.21%
Ratio of net investment income (loss) to average net assets	1.56	%(c)	2.19%	1.16%	3.22%	2.47%	2.88%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A*
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	May 31, 2019 through October 31,		July 1, 2018 through May 31,		Year Ended June 30,
	2021		2020	2019		2019†		2018	2017	2016
Net asset value, beginning of period	$29.18		$22.31	$22.51		$25.02		$18.54	$14.62	$18.48
Income from investment operations:
Net investment income (loss)(a)	(0.23)		(0.28)	(0.11)		(0.29)		(0.28)	(0.18)	(0.18)
Net realized and unrealized gain (loss)	13.11		8.29	(0.09)		(0.80)		6.76	4.10	(3.68)
Total from investment operations	12.88		8.01	(0.20)		(1.09)		6.48	3.92	(3.86)
Distributions:
Dividends from net investment income	—		—	—		—		—	—	—
Dividends from net realized gains	(1.37)		(1.14)	—		(1.42)		—	—	—
Total distributions**	(1.37)		(1.14)	—		(1.42)		—	—	—
Net asset value, end of period	$40.69		$29.18	$22.31		$22.51		$25.02	$18.54	$14.62
Ratios and supplemental data:
Total return(b)	44.69%		37.60%	(0.89%)		(3.52%)		34.95%	26.81%	(20.84%)
Net assets, end of period (000)	$26,000		$9,313	$6,857		$5,551		$5,890	$3,954	$3,369
Ratio of net expenses to average net assets	1.30	%(c)	1.30%	1.30	%(c)	1.50	%(c)	1.50%	1.50%	1.50%
Ratio of gross expenses to average net assets prior to expense reductions	1.31	%(c)	1.40%	1.35	%(c)	1.71	%(c)	1.74%	1.75%	1.70%
Ratio of net investment income (loss) to average net assets	(1.20	%)(c)	(1.16%)	(1.18	%)(c)	(1.31	%)(c)	(1.33%)	(1.10%)	(1.16%)
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	May 31, 2019 through October 31,		July 1, 2018 through May 31,		Year Ended June 30,
	2021		2020	2019		2019		2018	2017	2016
Portfolio turnover rate	74.2%		180.9%	141.7%		112.3%		126.0%	179.0%	156.0%

*  Prior to May 31, 2019, Class A shares were Class Y shares of the predecessor fund.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

†  Pursuant to the Reorganization of the Predecessor Fund into the Fund, Class Y shareholders of the Predecessor Fund received Class A shares of the Fund, and Service Class and Institutional Class shareholders of the Predecessor Fund each received Class I shares of the Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. Accordingly, the data shown for periods prior to May 31, 2019 is the data of the Predecessor Fund.

www.calamos.com

Calamos Timpani Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I*
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	May 31, 2019 through October 31,		July 1, 2018 through May 31,		Year Ended June 30,
	2021		2020	2019		2019†		2018	2017	2016
Net asset value, beginning of period	$29.99		$22.85	$23.02		$25.47		$18.80	$14.77	$18.58
Income from investment operations:
Net investment income (loss)(a)	(0.18)		(0.23)	(0.09)		(0.20)		(0.20)	(0.10)	(0.12)
Net realized and unrealized gain (loss)	13.48		8.51	(0.08)		(0.83)		6.87	4.13	(3.69)
Total from investment operations	13.30		8.28	(0.17)		(1.03)		6.67	4.03	(3.81)
Distributions:
Dividends from net investment income	—		—	—		—		—	—	—
Dividends from net realized gains	(1.37)		(1.14)	—		(1.42)		—	—	—
Total distributions**	(1.37)		(1.14)	—		(1.42)		—	—	—
Net asset value, end of period	$41.92		$29.99	$22.85		$23.02		$25.47	$18.80	$14.77
Ratios and supplemental data:
Total return(b)	44.89%		37.90%	(0.74%)		(3.21%)		35.48%	27.29%	(20.51%)
Net assets, end of period (000)	$280,098		$124,867	$72,539		$68,510		$69,095	$43,833	$52,595
Ratio of net expenses to average net assets	1.05	%(c)	1.05%	1.05	%(c)	1.10	%(c)	1.10%	1.10%	1.10%
Ratio of gross expenses to average net assets prior to expense reductions	1.06	%(c)	1.16%	1.11	%(c)	1.34	%(c)	1.36%	1.36%	1.32%
Ratio of net investment income (loss) to average net assets	(0.95	%)(c)	(0.92%)	(0.93	%)(c)	(0.92	%)(c)	(0.92%)	(0.64%)	(0.77%)

*  Prior to May 31, 2019, Class I shares were Institutional Class shares or Service Class shares of the predecessor fund. Results shown are exclusive of the Service Class shares.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

†  Pursuant to the Reorganization of the Predecessor Fund into the Fund, Class Y shareholders of the Predecessor Fund received Class A shares of the Fund, and Service Class and Institutional Class shareholders of the Predecessor Fund each received Class I shares of the Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. Accordingly, the data shown for periods prior to May 31, 2019 is the data of the Predecessor Fund.
CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	(Unaudited) Six Months Ended April 30, 2021		Year Ended October 31, 2020	May 31, 2019• through October 31, 2019
Net asset value, beginning of period	$30.02		$22.86	$23.02
Income from investment operations:
Net investment income (loss)(a)	(0.18)		(0.21)	(0.08)
Net realized and unrealized gain (loss)	13.52		8.51	(0.08)
Total from investment operations	13.34		8.30	(0.16)
Distributions:
Dividends from net investment income	—		—	—
Dividends from net realized gains	(1.37)		(1.14)	—
Total distributions**	(1.37)		(1.14)	—
Net asset value, end of period	$41.99		$30.02	$22.86
Ratios and supplemental data:
Total return(b)	44.98%		37.98%	(0.70%)
Net assets, end of period (000)	$18,420		$1,562	$1,063
Ratio of net expenses to average net assets	0.98	%(c)	0.98%	1.00	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.00	%(c)	1.09%	0.96	%(c)
Ratio of net investment income (loss) to average net assets	(0.90	%)(c)	(0.84%)	(0.84	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year.

(c)  Annualized.

www.calamos.com

Calamos Timpani SMID Growth Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30, 2021		Year Ended October 31, 2020	July 31, 2019• through October 31, 2019
Net asset value, beginning of period	$12.34		$9.01	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.10)		(0.13)	(0.03)
Net realized and unrealized gain (loss)	4.56		3.46	(0.96)
Total from investment operations	4.46		3.33	(0.99)
Distributions:
Dividends from net investment income	—		—	—
Dividends from net realized gains	—		—	—
Total distributions**	—		—	—
Net asset value, end of period	$16.80		$12.34	$9.01
Ratios and supplemental data:
Total return(b)	36.03%		36.96%	(9.90)%
Net assets, end of period (000)	$406		$182	$9
Ratio of net expenses to average net assets 1.35%(c)	1.35%		1.37%	(c)
Ratio of gross expenses to average net assets prior to expense reductions 1.79%(c)	2.45%		3.42%	(c)
Ratio of net investment income (loss) to average net assets	(1.23	%)(c)	(1.21%)	(1.11	%)(c)
	(Unaudited) Six Months Ended April 30, 2021		Year Ended October 31, 2020	August 1, 2019• through October 31, 2019
Portfolio turnover rate	91.6%		200.6%	55.0%

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Timpani SMID Growth Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30, 2021		Year Ended October 31, 2020	July 31, 2019• through October 31, 2019
Net asset value, beginning of period	$12.38		$9.02	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.08)		(0.10)	(0.02)
Net realized and unrealized gain (loss)	4.58		3.46	(0.96)
Total from investment operations	4.50		3.36	(0.98)
Distributions:
Dividends from net investment income	—		—	—
Dividends from net realized gains	—		—	—
Total distributions**	—		—	—
Net asset value, end of period	$16.88		$12.38	$9.02
Ratios and supplemental data:
Total return(b)	36.24%		37.25%	(9.80%)
Net assets, end of period (000)	$23,960		$16,877	$9,348
Ratio of net expenses to average net assets	1.10	%(c)	1.10%	1.10	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.54	%(c)	2.25%	3.17	%(c)
Ratio of net investment income (loss) to average net assets	(0.98	%)(c)	(0.94%)	(0.85	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year.

(c)  Annualized.

www.calamos.com

Calamos Timpani SMID Growth Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	(Unaudited) Six Months Ended April 30, 2021		Year Ended October 31, 2020	July 31, 2019• through October 31, 2019
Net asset value, beginning of period	$12.38		$9.02	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.08)		(0.09)	(0.02)
Net realized and unrealized gain (loss)	4.58		3.45	(0.96)
Total from investment operations	4.50		3.36	(0.98)
Distributions:
Dividends from net investment income	—		—	—
Dividends from net realized gains	—		—	—
Total distributions**	—		—	—
Net asset value, end of period	$16.88		$12.38	$9.02
Ratios and supplemental data:
Total return(b)	36.24%		37.25%	(9.80)%
Net assets, end of period (000)	$17		$12	$9
Ratio of net expenses to average net assets	1.08	%(c)	1.06%	1.07	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.53	%(c)	2.25%	3.16	%(c)
Ratio of net investment income (loss) to average net assets	(0.96	%)(c)	(0.90%)	(0.81	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$34.96		$32.23	$33.14	$35.54	$30.12	$42.80
Income from investment operations:
Net investment income (loss)(a)	(0.15)		(0.14)	(0.04)	(0.08)	(0.17)	(0.07)
Net realized and unrealized gain (loss)	9.98		5.90	3.53	2.15	6.79	(1.67)
Total from investment operations	9.83		5.76	3.49	2.07	6.62	(1.74)
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(4.19)		(3.03)	(4.40)	(4.47)	(1.20)	(10.94)
Total distributions**	(4.19)		(3.03)	(4.40)	(4.47)	(1.20)	(10.94)
Net asset value, end of period	$40.60		$34.96	$32.23	$33.14	$35.54	$30.12
Ratios and supplemental data:
Total return(b)	29.23%		19.11%	13.97%	6.12%	22.79%	(4.76%)
Net assets, end of period (000)	$1,333,456		$1,093,909	$1,066,939	$851,590	$967,725	$1,017,541
Ratio of net expenses to average net assets	1.30	%(c)	1.34%	1.34%	1.29%	1.39%	1.34%
Ratio of gross expenses to average net assets prior to expense reductions	1.30	%(c)	1.34%	1.34%	1.29%	1.39%	1.34%
Ratio of net investment income (loss) to average net assets	(0.76	%)(c)	(0.45%)	(0.12%)	(0.22%)	(0.52%)	(0.21%)
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Portfolio turnover rate	23.4%		114.5%	68.9%	71.7%	104.4%	90.0%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$18.18		$18.26	$21.00	$24.26	$21.08	$33.48
Income from investment operations:
Net investment income (loss)(a)	(0.14)		(0.20)	(0.13)	(0.22)	(0.28)	(0.21)
Net realized and unrealized gain (loss)	4.99		3.15	1.79	1.43	4.66	(1.25)
Total from investment operations	4.85		2.95	1.66	1.21	4.38	(1.46)
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(4.19)		(3.03)	(4.40)	(4.47)	(1.20)	(10.94)
Total distributions**	(4.19)		(3.03)	(4.40)	(4.47)	(1.20)	(10.94)
Net asset value, end of period	$18.84		$18.18	$18.26	$21.00	$24.26	$21.08
Ratios and supplemental data:
Total return(b)	28.74%		18.23%	13.18%	5.34%	21.85%	(5.45%)
Net assets, end of period (000)	$26,629		$35,843	$50,442	$329,883	$398,115	$540,422
Ratio of net expenses to average net assets	2.05	%(c)	2.09%	2.11%	2.04%	2.14%	2.09%
Ratio of gross expenses to average net assets prior to expense reductions	2.05	%(c)	2.10%	2.12%	2.04%	2.14%	2.09%
Ratio of net investment income (loss) to average net assets	(1.47	%)(c)	(1.17%)	(0.73%)	(0.97%)	(1.26%)	(0.96%)

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$49.25		$44.13	$43.48	$45.18	$37.88	$50.84
Income from investment operations:
Net investment income (loss)(a)	(0.14)		(0.09)	0.06	0.02	(0.11)	0.02
Net realized and unrealized gain (loss)	14.24		8.24	4.99	2.75	8.61	(2.04)
Total from investment operations	14.10		8.15	5.05	2.77	8.50	(2.02)
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(4.19)		(3.03)	(4.40)	(4.47)	(1.20)	(10.94)
Total distributions**	(4.19)		(3.03)	(4.40)	(4.47)	(1.20)	(10.94)
Net asset value, end of period	$59.16		$49.25	$44.13	$43.48	$45.18	$37.88
Ratios and supplemental data:
Total return(b)	29.43%		19.39%	14.24%	6.41%	23.09%	(4.51%)
Net assets, end of period (000)	$357,735		$291,027	$280,294	$282,061	$301,237	$327,872
Ratio of net expenses to average net assets	1.05	%(c)	1.09%	1.09%	1.04%	1.14%	1.09%
Ratio of gross expenses to average net assets prior to expense reductions	1.05	%(c)	1.09%	1.09%	1.04%	1.14%	1.09%
Ratio of net investment income (loss) to average net assets	(0.50	%)(c)	(0.20%)	0.15%	0.03%	(0.27%)	0.04%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$36.26		$33.43	$32.53	$33.15	$30.17	$31.68
Income from investment operations:
Net investment income (loss)(a)	0.11		0.30	0.32	0.25	0.49	0.48
Net realized and unrealized gain (loss)	9.44		3.74	2.99	1.41	4.53	0.16
Total from investment operations	9.55		4.04	3.31	1.66	5.02	0.64
Distributions:
Dividends from net investment income	(0.18)		(0.41)	(0.50)	(0.38)	(0.84)	(0.84)
Dividends from net realized gains	(0.89)		(0.80)	(1.91)	(1.90)	(1.20)	(1.31)
Total distributions**	(1.07)		(1.21)	(2.41)	(2.28)	(2.04)	(2.15)
Net asset value, end of period	$44.74		$36.26	$33.43	$32.53	$33.15	$30.17
Ratios and supplemental data:
Total return(b)	26.65%		12.43%	11.51%	5.20%	17.39%	2.26%
Net assets, end of period (000)	$1,443,835		$1,163,876	$1,129,201	$832,433	$918,695	$930,625
Ratio of net expenses to average net assets	1.06	%(c)	1.08%	1.09%	1.09%	1.11%	1.11%
Ratio of gross expenses to average net assets prior to expense reductions	1.06	%(c)	1.08%	1.09%	1.09%	1.11%	1.11%
Ratio of net investment income (loss) to average net assets	0.53	%(c)	0.86%	1.01%	0.77%	1.58%	1.59%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Portfolio turnover rate	13.1%		34.9%	18.5%	25.3%	31.6%	23.5%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$36.57		$33.68	$32.69	$33.30	$30.28	$31.81
Income from investment operations:
Net investment income (loss)(a)	(0.04)		0.04	0.12	0.01	0.27	0.25
Net realized and unrealized gain (loss)	9.52		3.79	2.98	1.41	4.54	0.14
Total from investment operations	9.48		3.83	3.10	1.42	4.81	0.39
Distributions:
Dividends from net investment income	—		(0.14)	(0.20)	(0.13)	(0.59)	(0.61)
Dividends from net realized gains	(0.89)		(0.80)	(1.91)	(1.90)	(1.20)	(1.31)
Total distributions**	(0.89)		(0.94)	(2.11)	(2.03)	(1.79)	(1.92)
Net asset value, end of period	$45.16		$36.57	$33.68	$32.69	$33.30	$30.28
Ratios and supplemental data:
Total return(b)	26.19%		11.62%	10.68%	4.42%	16.54%	1.39%
Net assets, end of period (000)	$88,053		$101,490	$136,333	$502,593	$574,455	$739,780
Ratio of net expenses to average net assets	1.81	%(c)	1.84%	1.85%	1.84%	1.86%	1.86%
Ratio of gross expenses to average net assets prior to expense reductions	1.81	%(c)	1.84%	1.85%	1.84%	1.86%	1.86%
Ratio of net investment income (loss) to average net assets	(0.18	%)(c)	0.13%	0.37%	0.02%	0.85%	0.84%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$34.68		$32.03	$31.28	$31.96	$29.15	$30.71
Income from investment operations:
Net investment income (loss)(a)	0.15		0.36	0.39	0.32	0.55	0.53
Net realized and unrealized gain (loss)	9.03		3.58	2.85	1.37	4.38	0.14
Total from investment operations	9.18		3.94	3.24	1.69	4.93	0.67
Distributions:
Dividends from net investment income	(0.23)		(0.49)	(0.58)	(0.47)	(0.92)	(0.92)
Dividends from net realized gains	(0.89)		(0.80)	(1.91)	(1.90)	(1.20)	(1.31)
Total distributions**	(1.12)		(1.29)	(2.49)	(2.37)	(2.12)	(2.23)
Net asset value, end of period	$42.74		$34.68	$32.03	$31.28	$31.96	$29.15
Ratios and supplemental data:
Total return(b)	26.82%		12.72%	11.81%	5.45%	17.71%	2.43%
Net assets, end of period (000)	$1,080,563		$818,641	$735,329	$643,422	$554,490	$513,604
Ratio of net expenses to average net assets	0.81	%(c)	0.83%	0.85%	0.84%	0.86%	0.86%
Ratio of gross expenses to average net assets prior to expense reductions	0.81	%(c)	0.83%	0.85%	0.84%	0.86%	0.86%
Ratio of net investment income (loss) to average net assets	0.78	%(c)	1.11%	1.27%	1.01%	1.83%	1.84%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	(Unaudited) Six Months Ended April 30, 2021		June 23, 2020• through October 31, 2020
Net asset value, beginning of period	$34.69		$33.24
Income from investment operations:
Net investment income (loss)(a)	0.12		0.12
Net realized and unrealized gain (loss)	9.07		1.42
Total from investment operations	9.19		1.54
Distributions:
Dividends from net investment income	(0.24)		(0.09)
Dividends from net realized gains	(0.89)		—
Total distributions**	(1.13)		(0.09)
Net asset value, end of period	$42.75		$34.69
Ratios and supplemental data:
Total return(b)	26.85%		4.63%
Net assets, end of period (000)	$5,177		$15
Ratio of net expenses to average net assets	0.74	%(c)	0.71	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	0.74	%(c)	0.71	%(c)
Ratio of net investment income (loss) to average net assets	0.60	%(c)	0.99	%(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized

www.calamos.com

Calamos Dividend Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.04		$13.37	$12.34	$12.73	$10.38	$10.52
Income from investment operations:
Net investment income (loss)(a)	0.00	*	0.05	0.07	0.07	0.10	0.10
Net realized and unrealized gain (loss)	3.65		1.13	1.50	0.57	2.30	0.11
Total from investment operations	3.65		1.18	1.57	0.64	2.40	0.21
Distributions:
Dividends from net investment income	(0.02)		(0.06)	(0.08)	(0.05)	(0.05)	(0.08)
Dividends from net realized gains	(1.13)		(1.45)	(0.46)	(0.98)	—	(0.27)
Total distributions**	(1.15)		(1.51)	(0.54)	(1.03)	(0.05)	(0.35)
Net asset value, end of period	$15.54		$13.04	$13.37	$12.34	$12.73	$10.38
Ratios and supplemental data:
Total return(b)	29.20%		9.20%	13.63%	5.26%	23.17%	2.17%
Net assets, end of period (000)	$4,445		$3,534	$3,638	$2,347	$2,031	$23,157
Ratio of net expenses to average net assets	1.35	%(c)	1.35%	1.35%	1.35%	1.35%	1.33%
Ratio of gross expenses to average net assets prior to expense reductions	2.07	%(c)	2.15%	1.94%	1.83%	1.87%	1.73%
Ratio of net investment income (loss) to average net assets	0.01	%(c)	0.40%	0.60%	0.55%	0.93%	0.95%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Portfolio turnover rate	15.3%		21.6%	15.4%	10.7%	15.3%	11.5%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Dividend Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.67		$13.07	$12.09	$12.52	$10.26	$10.41
Income from investment operations:
Net investment income (loss)(a)	(0.06)		(0.04)	(0.01)	(0.02)	0.00 *	0.02
Net realized and unrealized gain (loss)	3.55		1.09	1.45	0.57	2.28	0.12
Total from investment operations	3.49		1.05	1.44	0.55	2.28	0.14
Distributions:
Dividends from net investment income	(0.01)		—	—	—	(0.02)	(0.02)
Dividends from net realized gains	(1.13)		(1.45)	(0.46)	(0.98)	—	(0.27)
Total distributions**	(1.14)		(1.45)	(0.46)	(0.98)	(0.02)	(0.29)
Net asset value, end of period	$15.02		$12.67	$13.07	$12.09	$12.52	$10.26
Ratios and supplemental data:
Total return(b)	28.77%		8.35%	12.74%	4.56%	22.26%	1.42%
Net assets, end of period (000)	$1,828		$685	$659	$1,028	$1,039	$969
Ratio of net expenses to average net assets	2.10	%(c)	2.11%	2.10%	2.10%	2.10%	2.08%
Ratio of gross expenses to average net assets prior to expense reductions	2.80	%(c)	2.91%	2.65%	2.59%	2.73%	2.48%
Ratio of net investment income (loss) to average net assets	(0.79	%)(c)	(0.36%)	(0.06%)	(0.19%)	0.00%^	0.17%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

^  Amounts are less than 0.005%.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Dividend Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.03		$13.36	$12.33	$12.71	$10.39	$10.55
Income from investment operations:
Net investment income (loss)(a)	0.02		0.08	0.11	0.10	0.11	0.12
Net realized and unrealized gain (loss)	3.64		1.12	1.49	0.58	2.32	0.12
Total from investment operations	3.66		1.20	1.60	0.68	2.43	0.24
Distributions:
Dividends from net investment income	(0.02)		(0.08)	(0.11)	(0.08)	(0.11)	(0.13)
Dividends from net realized gains	(1.13)		(1.45)	(0.46)	(0.98)	—	(0.27)
Total distributions**	(1.15)		(1.53)	(0.57)	(1.06)	(0.11)	(0.40)
Net asset value, end of period	$15.54		$13.03	$13.36	$12.33	$12.71	$10.39
Ratios and supplemental data:
Total return(b)	29.33%		9.46%	13.93%	5.61%	23.46%	2.39%
Net assets, end of period (000)	$10,686		$8,974	$12,986	$20,585	$22,201	$7,989
Ratio of net expenses to average net assets	1.10	%(c)	1.10%	1.10%	1.10%	1.10%	1.08%
Ratio of gross expenses to average net assets prior to expense reductions	1.83	%(c)	1.88%	1.67%	1.60%	1.80%	1.48%
Ratio of net investment income (loss) to average net assets	0.26	%(c)	0.67%	0.92%	0.82%	0.89%	1.17%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Select Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.93		$14.21	$15.37	$15.21	$12.60	$13.61
Income from investment operations:
Net investment income (loss)(a)	(0.02)		0.07	0.15	0.10	0.15	0.21
Net realized and unrealized gain (loss)	4.44		0.74	0.95	0.58	2.56	(0.15)
Total from investment operations	4.42		0.81	1.10	0.68	2.71	0.06
Distributions:
Dividends from net investment income	—		(0.09)	(0.06)	(0.05)	(0.10)	(0.16)
Dividends from net realized gains	(0.81)		—	(2.20)	(0.47)	—	(0.91)
Total distributions**	(0.81)		(0.09)	(2.26)	(0.52)	(0.10)	(1.07)
Net asset value, end of period	$18.54		$14.93	$14.21	$15.37	$15.21	$12.60
Ratios and supplemental data:
Total return(b)	30.30%		5.71%	10.14%	4.53%	21.56%	0.76%
Net assets, end of period (000)	$13,091		$10,595	$11,363	$21,349	$21,894	$32,350
Ratio of net expenses to average net assets	1.15	%(c)	1.15%	1.15%	1.15%	1.15%	1.12%
Ratio of gross expenses to average net assets prior to expense reductions	1.62	%(c)	1.64%	1.62%	1.60%	1.67%	1.57%
Ratio of net investment income (loss) to average net assets	(0.19	%)(c)	0.49%	1.06%	0.64%	1.10%	1.67%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Portfolio turnover rate	17.6%		136.2%	77.7%	119.3%	104.7%	40.7%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Select Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.97		$12.36	$13.77	$13.74	$11.39	$12.38
Income from investment operations:
Net investment income (loss)(a)	(0.07)		(0.01)	0.02	(0.01)	0.04	0.10
Net realized and unrealized gain (loss)	3.84		0.62	0.83	0.51	2.32	(0.13)
Total from investment operations	3.77		0.61	0.85	0.50	2.36	(0.03)
Distributions:
Dividends from net investment income	—		—	(0.06)	—	(0.01)	(0.05)
Dividends from net realized gains	(0.81)		—	(2.20)	(0.47)	—	(0.91)
Total distributions**	(0.81)		—	(2.26)	(0.47)	(0.01)	(0.96)
Net asset value, end of period	$15.93		$12.97	$12.36	$13.77	$13.74	$11.39
Ratios and supplemental data:
Total return(b)	29.95%		4.85%	9.33%	3.77%	20.70%	(0.04%)
Net assets, end of period (000)	$960		$1,056	$5,274	$4,318	$4,728	$4,915
Ratio of net expenses to average net assets	1.90	%(c)	1.90%	1.90%	1.90%	1.90%	1.87%
Ratio of gross expenses to average net assets prior to expense reductions	2.38	%(c)	2.40%	2.35%	2.35%	2.42%	2.32%
Ratio of net investment income (loss) to average net assets	(0.91	%)(c)	(0.11%)	0.15%	(0.10%)	0.31%	0.91%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Select Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$15.36		$14.62	$15.80	$15.63	$12.94	$13.96
Income from investment operations:
Net investment income (loss)(a)	0.01		0.10	0.16	0.14	0.18	0.24
Net realized and unrealized gain (loss)	4.57		0.76	1.01	0.59	2.64	(0.14)
Total from investment operations	4.58		0.86	1.17	0.73	2.82	0.10
Distributions:
Dividends from net investment income	—		(0.12)	(0.15)	(0.09)	(0.13)	(0.21)
Dividends from net realized gains	(0.81)		—	(2.20)	(0.47)	—	(0.91)
Total distributions**	(0.81)		(0.12)	(2.35)	(0.56)	(0.13)	(1.12)
Net asset value, end of period	$19.13		$15.36	$14.62	$15.80	$15.63	$12.94
Ratios and supplemental data:
Total return(b)	30.50%		5.92%	10.43%	4.78%	21.92%	0.98%
Net assets, end of period (000)	$35,503		$36,075	$28,389	$21,892	$25,669	$16,672
Ratio of net expenses to average net assets	0.90	%(c)	0.90%	0.90%	0.90%	0.90%	0.87%
Ratio of gross expenses to average net assets prior to expense reductions	1.37	%(c)	1.39%	1.36%	1.36%	1.42%	1.32%
Ratio of net investment income (loss) to average net assets	0.08	%(c)	0.69%	1.13%	0.90%	1.28%	1.91%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos International Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$22.96		$17.97	$18.10	$21.55	$16.65	$17.27
Income from investment operations:
Net investment income (loss)(a)	0.02		(0.04)	0.09	0.15	0.07	0.05
Net realized and unrealized gain (loss)	6.03		5.03	1.80	(2.78)	4.83	(0.65)
Total from investment operations	6.05		4.99	1.89	(2.63)	4.90	(0.60)
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(1.47)		—	(2.02)	(0.82)	—	(0.02)
Return of capital	—		—	—	—	—	(0.00)*
Total distributions**	(1.47)		—	(2.02)	(0.82)	—	(0.02)
Net asset value, end of period	$27.54		$22.96	$17.97	$18.10	$21.55	$16.65
Ratios and supplemental data:
Total return(b)	26.82%		27.82%	13.07%	(12.70%)	29.43%	(3.46%)
Net assets, end of period (000)	$77,572		$60,527	$53,950	$59,566	$72,491	$111,036
Ratio of net expenses to average net assets	1.10	%(c)	1.10%	1.10%	1.33%	1.40%	1.38%
Ratio of gross expenses to average net assets prior to expense reductions	1.55	%(c)	1.52%	1.48%	1.51%	1.46%	1.39%
Ratio of net investment income (loss) to average net assets	0.15	%(c)	(0.20%)	0.51%	0.71%	0.41%	0.32%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Portfolio turnover rate	53.2%		85.2%	80.7%	111.8%	100.4%	69.0%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$20.17		$15.91	$16.38	$19.72	$15.35	$16.04
Income from investment operations:
Net investment income (loss)(a)	(0.09)		(0.16)	(0.05)	(0.03)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	5.30		4.42	1.60	(2.49)	4.42	(0.60)
Total from investment operations	5.21		4.26	1.55	(2.52)	4.37	(0.67)
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(1.47)		—	(2.02)	(0.82)	—	(0.02)
Return of capital	—		—	—	—	—	(0.00)*
Total distributions**	(1.47)		—	(2.02)	(0.82)	—	(0.02)
Net asset value, end of period	$23.91		$20.17	$15.91	$16.38	$19.72	$15.35
Ratios and supplemental data:
Total return(b)	26.34%		26.84%	12.21%	(13.35%)	28.47%	(4.16%)
Net assets, end of period (000)	$4,075		$6,344	$9,022	$20,449	$27,840	$35,537
Ratio of net expenses to average net assets	1.85	%(c)	1.85%	1.85%	2.06%	2.15%	2.13%
Ratio of gross expenses to average net assets prior to expense reductions	2.30	%(c)	2.27%	2.26%	2.26%	2.21%	2.14%
Ratio of net investment income (loss) to average net assets	(0.79	%)(c)	(0.95%)	(0.35%)	(0.17%)	(0.33%)	(0.46%)

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos International Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$23.73		$18.53	$18.55	$22.01	$16.96	$17.54
Income from investment operations:
Net investment income (loss)(a)	0.05		0.01	0.13	0.18	0.12	0.09
Net realized and unrealized gain (loss)	6.23		5.19	1.87	(2.82)	4.93	(0.65)
Total from investment operations	6.28		5.20	2.00	(2.64)	5.05	(0.56)
Distributions:
Dividends from net investment income	(0.00	)*	—	—	—	—	—
Dividends from net realized gains	(1.47)		—	(2.02)	(0.82)	—	(0.02)
Return of capital	—		—	—	—	—	(0.00)*
Total distributions**	(1.47)		—	(2.02)	(0.82)	—	(0.02)
Net asset value, end of period	$28.54		$23.73	$18.53	$18.55	$22.01	$16.96
Ratios and supplemental data:
Total return(b)	26.99%		28.06%	13.32%	(12.48%)	29.78%	(3.18%)
Net assets, end of period (000)	$201,415		$156,321	$134,562	$153,312	$175,070	$213,166
Ratio of net expenses to average net assets	0.85	%(c)	0.85%	0.85%	1.06%	1.15%	1.13%
Ratio of gross expenses to average net assets prior to expense reductions	1.30	%(c)	1.28%	1.23%	1.26%	1.21%	1.14%
Ratio of net investment income (loss) to average net assets	0.39	%(c)	0.05%	0.75%	0.85%	0.66%	0.53%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.
CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		September 17, 2018• through October 31,
	2021		2020	2019	2018
Net asset value, beginning of period	$23.93		$18.67	$18.66	$20.89
Income from investment operations:
Net investment income (loss)(a)	0.07		0.05	0.20	0.01
Net realized and unrealized gain (loss)	6.28		5.21	1.83	(2.24)
Total from investment operations	6.35		5.26	2.03	(2.23)
Distributions:
Dividends from net investment income	(0.02)		—	—	—
Dividends from net realized gains	(1.47)		—	(2.02)	—
Total distributions**	(1.49)		—	(2.02)	—
Net asset value, end of period	$28.79		$23.93	$18.67	$18.66
Ratios and supplemental data:
Total return(b)	27.02%		28.23%	13.41%	(10.67%)
Net assets, end of period (000)	$1,430		$1,012	$7,463	$22
Ratio of net expenses to average net assets	0.77	%(c)	0.76%	0.77%	0.76	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.22	%(c)	1.17%	1.15%	1.21	%(c)
Ratio of net investment income (loss) to average net assets	0.48	%(c)	0.24%	1.13%	0.34	%(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Evolving World Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$19.60		$14.12	$12.54	$14.83	$12.11	$12.11
Income from investment operations:
Net investment income (loss)(a)	(0.03)		(0.07)	0.09	(0.01)	0.05	0.03
Net realized and unrealized gain (loss)	3.83		5.66	1.49	(2.28)	2.67	(0.02)
Total from investment operations	3.80		5.59	1.58	(2.29)	2.72	0.01
Distributions:
Dividends from net investment income	—		(0.11)	—	(0.00)*	—	(0.01)
Dividends from net realized gains	(0.45)		—	—	—	—	—
Return of capital	—		—	—	(0.00)*	—	(0.00)*
Total distributions**	(0.45)		(0.11)	—	(0.00)*	—	(0.01)
Net asset value, end of period	$22.95		$19.60	$14.12	$12.54	$14.83	$12.11
Ratios and supplemental data:
Total return(b)	19.52%		39.81%	12.60%	(15.43%)	22.46%	0.08%
Net assets, end of period (000)	$71,445		$31,015	$28,168	$34,678	$68,142	$102,545
Ratio of net expenses to average net assets	1.30	%(c)	1.56%	1.64%	1.63%	1.67%	1.64%
Ratio of gross expenses to average net assets prior to expense reductions	1.51	%(c)	1.64%	1.64%	1.63%	1.67%	1.64%
Ratio of net investment income (loss) to average net assets	(0.28	%)(c)	(0.47%)	0.63%	(0.08%)	0.40%	0.23%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Portfolio turnover rate	55.1%		125.4%	77.9%	97.3%	104.8%	87.4%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$18.26		$13.16	$11.78	$14.03	$11.55	$11.62
Income from investment operations:
Net investment income (loss)(a)	(0.11)		(0.18)	(0.01)	(0.12)	(0.03)	(0.06)
Net realized and unrealized gain (loss)	3.57		5.28	1.39	(2.13)	2.51	(0.01)
Total from investment operations	3.46		5.10	1.38	(2.25)	2.48	(0.07)
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(0.45)		—	—	—	—	—
Return of capital	—		—	—	—	—	(0.00)*
Total distributions**	(0.45)		—	—	—	—	—
Net asset value, end of period	$21.27		$18.26	$13.16	$11.78	$14.03	$11.55
Ratios and supplemental data:
Total return(b)	19.08%		38.75%	11.71%	(16.04%)	21.47%	(0.60%)
Net assets, end of period (000)	$19,189		$13,183	$13,478	$17,739	$24,846	$31,231
Ratio of net expenses to average net assets	2.05	%(c)	2.32%	2.39%	2.38%	2.41%	2.39%
Ratio of gross expenses to average net assets prior to expense reductions	2.26	%(c)	2.39%	2.39%	2.38%	2.41%	2.39%
Ratio of net investment income (loss) to average net assets	(1.08	%)(c)	(1.23%)	(0.11%)	(0.85%)	(0.29%)	(0.54%)

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Evolving World Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$19.78		$14.26	$12.63	$14.96	$12.19	$12.19
Income from investment operations:
Net investment income (loss)(a)	0.00	*	(0.03)	0.12	0.02	0.09	0.06
Net realized and unrealized gain (loss)	3.87		5.71	1.51	(2.29)	2.68	(0.01)
Total from investment operations	3.87		5.68	1.63	(2.27)	2.77	0.05
Distributions:
Dividends from net investment income	(0.01)		(0.16)	—	(0.06)	—	(0.05)
Dividends from net realized gains	(0.45)		—	—	—	—	—
Return of capital	—		—	—	(0.00)*	—	(0.00)*
Total distributions**	(0.46)		(0.16)	—	(0.06)	—	(0.05)
Net asset value, end of period	$23.19		$19.78	$14.26	$12.63	$14.96	$12.19
Ratios and supplemental data:
Total return(b)	19.63%		40.16%	12.91%	(15.21%)	22.72%	0.38%
Net assets, end of period (000)	$605,128		$193,243	$120,318	$152,114	$225,339	$255,965
Ratio of net expenses to average net assets	1.05	%(c)	1.30%	1.39%	1.38%	1.41%	1.39%
Ratio of gross expenses to average net assets prior to expense reductions	1.26	%(c)	1.39%	1.39%	1.38%	1.41%	1.39%
Ratio of net investment income (loss) to average net assets	(0.00	%)(c)	(0.22%)	0.91%	0.14%	0.72%	0.50%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.05		$11.64	$13.61	$15.63	$12.74	$13.19
Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.07)	(0.01)	0.00 *	(0.00)*	0.01
Net realized and unrealized gain (loss)	3.95		3.37	0.79	(0.63)	3.45	(0.21)
Total from investment operations	3.91		3.30	0.78	(0.63)	3.45	(0.20)
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(1.06)		(0.89)	(2.75)	(1.39)	(0.56)	(0.25)
Total distributions**	(1.06)		(0.89)	(2.75)	(1.39)	(0.56)	(0.25)
Net asset value, end of period	$16.90		$14.05	$11.64	$13.61	$15.63	$12.74
Ratios and supplemental data:
Total return(b)	28.56%		30.07%	10.28%	(4.59%)	28.42%	(1.47%)
Net assets, end of period (000)	$31,148		$21,814	$20,236	$27,489	$26,957	$29,314
Ratio of net expenses to average net assets	1.40	%(c)	1.40%	1.40%	1.40%	1.40%	1.38%
Ratio of gross expenses to average net assets prior to expense reductions	1.56	%(c)	1.65%	1.51%	1.56%	1.53%	1.50%
Ratio of net investment income (loss) to average net assets	(0.47	%)(c)	(0.59%)	(0.08%)	0.03%	(0.02%)	0.06%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Portfolio turnover rate	37.7%		71.3%	72.4%	81.3%	102.0%	64.6%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Global Equity Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.03		$10.15	$12.34	$14.40	$11.86	$12.39
Income from investment operations:
Net investment income (loss)(a)	(0.09)		(0.14)	(0.09)	(0.10)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	3.36		2.91	0.65	(0.57)	3.19	(0.20)
Total from investment operations	3.27		2.77	0.56	(0.67)	3.10	(0.28)
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(1.06)		(0.89)	(2.75)	(1.39)	(0.56)	(0.25)
Total distributions**	(1.06)		(0.89)	(2.75)	(1.39)	(0.56)	(0.25)
Net asset value, end of period	$14.24		$12.03	$10.15	$12.34	$14.40	$11.86
Ratios and supplemental data:
Total return(b)	28.00%		29.19%	9.36%	(5.31%)	27.53%	(2.23%)
Net assets, end of period (000)	$2,068		$4,635	$8,011	$10,887	$13,769	$16,375
Ratio of net expenses to average net assets	2.15	%(c)	2.15%	2.15%	2.15%	2.15%	2.13%
Ratio of gross expenses to average net assets prior to expense reductions	2.33	%(c)	2.40%	2.26%	2.32%	2.27%	2.25%
Ratio of net investment income (loss) to average net assets	(1.37	%)(c)	(1.31%)	(0.86%)	(0.76%)	(0.76%)	(0.68%)

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.59		$12.02	$13.93	$15.95	$12.95	$13.38
Income from investment operations:
Net investment income (loss)(a)	(0.02)		(0.04)	0.02	0.03	0.03	0.04
Net realized and unrealized gain (loss)	4.10		3.50	0.82	(0.64)	3.53	(0.22)
Total from investment operations	4.08		3.46	0.84	(0.61)	3.56	(0.18)
Distributions:
Dividends from net investment income	—		—	—	(0.02)	—	—
Dividends from net realized gains	(1.06)		(0.89)	(2.75)	(1.39)	(0.56)	(0.25)
Total distributions**	(1.06)		(0.89)	(2.75)	(1.41)	(0.56)	(0.25)
Net asset value, end of period	$17.61		$14.59	$12.02	$13.93	$15.95	$12.95
Ratios and supplemental data:
Total return(b)	28.67%		30.46%	10.52%	(4.38%)	28.82%	(1.30%)
Net assets, end of period (000)	$101,400		$65,062	$52,619	$58,078	$86,429	$87,605
Ratio of net expenses to average net assets	1.15	%(c)	1.15%	1.15%	1.15%	1.15%	1.13%
Ratio of gross expenses to average net assets prior to expense reductions	1.31	%(c)	1.40%	1.26%	1.31%	1.28%	1.25%
Ratio of net investment income (loss) to average net assets	(0.22	%)(c)	(0.34%)	0.14%	0.18%	0.23%	0.33%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Global Equity Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	(Unaudited) Six Months Ended April 30, 2021		June 23, 2020• through October 31, 2020
Net asset value, beginning of period	$14.59		$13.19
Income from investment operations:
Net investment income (loss)(a)	(0.02)		(0.02)
Net realized and unrealized gain (loss)	4.11		1.42
Total from investment operations	4.09		1.40
Distributions:
Dividends from net investment income	—		—
Dividends from net realized gains	(1.06)		—
Total distributions	(1.06)		—
Net asset value, end of period	$17.62		$14.59
Ratios and supplemental data:
Total return(b)	28.74%		10.61%
Net assets, end of period (000)	$154		$120
Ratio of net expenses to average net assets	1.11	%(c)	1.09	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.27	%(c)	1.36	%(c)
Ratio of net investment income (loss) to average net assets	(0.20	%)(c)	(0.45	%)(c)

•  Commencement of operations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Opportunities Fund Financial Highlights
(formerly, Global Growth and Income Fund)

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.02		$8.51	$8.99	$9.85	$8.47	$8.63
Income from investment operations:
Net investment income (loss)(a)	0.00		0.07	0.10	0.09	0.10	0.09
Net realized and unrealized gain (loss)	2.48		1.55	0.37	(0.35)	1.35	(0.14)
Total from investment operations	2.48		1.62	0.47	(0.26)	1.45	(0.05)
Distributions:
Dividends from net investment income	(0.04)		(0.02)	(0.07)	(0.03)	(0.01)	—
Dividends from net realized gains	(0.63)		(0.09)	(0.88)	(0.57)	(0.06)	(0.11)
Total distributions**	(0.67)		(0.11)	(0.95)	(0.60)	(0.07)	(0.11)
Net asset value, end of period	$11.83		$10.02	$8.51	$8.99	$9.85	$8.47
Ratios and supplemental data:
Total return(b)	25.28%		19.09%	6.67%	(2.91%)	17.16%	(0.59%)
Net assets, end of period (000)	$115,835		$88,618	$83,069	$63,069	$78,196	$84,648
Ratio of net expenses to average net assets	1.40	%(c)	1.53%	1.49%	1.50%	1.54%	1.46%
Ratio of gross expenses to average net assets prior to expense reductions	1.44	%(c)	1.53%	1.49%	1.50%	1.54%	1.46%
Ratio of net investment income (loss) to average net assets	(0.03	%)(c)	0.78%	1.20%	0.93%	1.16%	1.09%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Portfolio turnover rate	49.4%		118.7%	68.8%	75.0%	100.2%	58.0%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Global Opportunities Fund Financial Highlights
(formerly, Global Growth and Income Fund)

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.71		$7.45	$7.98	$8.84	$7.65	$7.87
Income from investment operations:
Net investment income (loss)(a)	(0.04)		0.00	0.04	0.02	0.04	0.03
Net realized and unrealized gain (loss)	2.15		1.35	0.31	(0.31)	1.21	(0.14)
Total from investment operations	2.11		1.35	0.35	(0.29)	1.25	(0.11)
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(0.63)		(0.09)	(0.88)	(0.57)	(0.06)	(0.11)
Total distributions**	(0.63)		(0.09)	(0.88)	(0.57)	(0.06)	(0.11)
Net asset value, end of period	$10.19		$8.71	$7.45	$7.98	$8.84	$7.65
Ratios and supplemental data:
Total return(b)	24.82%		18.22%	5.87%	(3.61%)	16.41%	(1.42%)
Net assets, end of period (000)	$7,859		$8,946	$14,742	$54,425	$70,210	$90,640
Ratio of net expenses to average net assets	2.16	%(c)	2.28%	2.28%	2.25%	2.29%	2.21%
Ratio of gross expenses to average net assets prior to expense reductions	2.19	%(c)	2.28%	2.28%	2.25%	2.29%	2.21%
Ratio of net investment income (loss) to average net assets	(0.78	%)(c)	0.01%	0.50%	0.18%	0.44%	0.34%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Opportunities Fund Financial Highlights
(formerly, Global Growth and Income Fund)

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.36		$8.79	$9.25	$10.11	$8.70	$8.84
Income from investment operations:
Net investment income (loss)(a)	0.01		0.09	0.13	0.12	0.13	0.11
Net realized and unrealized gain (loss)	2.58		1.60	0.38	(0.36)	1.38	(0.14)
Total from investment operations	2.59		1.69	0.51	(0.24)	1.51	(0.03)
Distributions:
Dividends from net investment income	(0.05)		(0.03)	(0.09)	(0.05)	(0.04)	—
Dividends from net realized gains	(0.63)		(0.09)	(0.88)	(0.57)	(0.06)	(0.11)
Total distributions**	(0.68)		(0.12)	(0.97)	(0.62)	(0.10)	(0.11)
Net asset value, end of period	$12.27		$10.36	$8.79	$9.25	$10.11	$8.70
Ratios and supplemental data:
Total return(b)	25.55%		19.33%	6.95%	(2.65%)	17.51%	(0.35%)
Net assets, end of period (000)	$116,103		$65,909	$53,594	$72,843	$73,361	$124,175
Ratio of net expenses to average net assets	1.14	%(c)	1.28%	1.25%	1.25%	1.29%	1.21%
Ratio of gross expenses to average net assets prior to expense reductions	1.18	%(c)	1.28%	1.25%	1.25%	1.29%	1.21%
Ratio of net investment income (loss) to average net assets	0.21	%(c)	1.01%	1.47%	1.18%	1.43%	1.34%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Total Return Bond Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.85		$10.53	$9.81	$10.39	$10.54	$10.51
Income from investment operations:
Net investment income (loss)(a)	0.09		0.21	0.27	0.25	0.22	0.24
Net realized and unrealized gain (loss)	(0.21)		0.33	0.72	(0.49)	(0.13)	0.20
Total from investment operations	(0.12)		0.54	0.99	(0.24)	0.09	0.44
Distributions:
Dividends from net investment income	(0.13)		(0.22)	(0.27)	(0.26)	(0.23)	(0.28)
Dividends from net realized gains	(0.01)		—	—	(0.05)	(0.01)	(0.13)
Return of capital	—		—	—	(0.03)	—	—
Total distributions**	(0.14)		(0.22)	(0.27)	(0.34)	(0.24)	(0.41)
Net asset value, end of period	$10.59		$10.85	$10.53	$9.81	$10.39	$10.54
Ratios and supplemental data:
Total return(b)	(0.97%)		5.18%	10.24%	(2.30%)	0.92%	4.35%
Net assets, end of period (000)	$24,689		$24,376	$22,565	$17,109	$21,707	$57,339
Ratio of net expenses to average net assets	0.90	%(c)	0.90%	0.90%	0.90%	0.90%	0.88%
Ratio of gross expenses to average net assets prior to expense reductions	1.00	%(c)	1.03%	1.09%	1.05%	1.14%	1.07%
Ratio of net investment income (loss) to average net assets	1.77	%(c)	2.00%	2.67%	2.44%	2.14%	2.25%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Portfolio turnover rate	32.0%		61.2%	63.8%	64.3%	79.1%	54.0%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.85		$10.53	$9.81	$10.39	$10.54	$10.51
Income from investment operations:
Net investment income (loss)(a)	0.05		0.14	0.20	0.17	0.14	0.16
Net realized and unrealized gain (loss)	(0.21)		0.32	0.72	(0.48)	(0.12)	0.20
Total from investment operations	(0.16)		0.46	0.92	(0.31)	0.02	0.36
Distributions:
Dividends from net investment income	(0.09)		(0.14)	(0.20)	(0.20)	(0.16)	(0.20)
Dividends from net realized gains	(0.01)		—	—	(0.05)	(0.01)	(0.13)
Return of capital	—		—	—	(0.02)	—	—
Total distributions**	(0.10)		(0.14)	(0.20)	(0.27)	(0.17)	(0.33)
Net asset value, end of period	$10.59		$10.85	$10.53	$9.81	$10.39	$10.54
Ratios and supplemental data:
Total return(b)	(1.43%)		4.40%	9.42%	(3.03%)	0.17%	3.57%
Net assets, end of period (000)	$967		$1,777	$2,929	$6,413	$9,334	$16,340
Ratio of net expenses to average net assets	1.65	%(c)	1.65%	1.65%	1.65%	1.65%	1.63%
Ratio of gross expenses to average net assets prior to expense reductions	1.75	%(c)	1.77%	1.84%	1.80%	1.89%	1.82%
Ratio of net investment income (loss) to average net assets	1.02	%(c)	1.28%	1.98%	1.69%	1.38%	1.51%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Total Return Bond Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.85		$10.54	$9.81	$10.39	$10.54	$10.51
Income from investment operations:
Net investment income (loss)(a)	0.11		0.24	0.30	0.27	0.24	0.26
Net realized and unrealized gain (loss)	(0.21)		0.32	0.73	(0.48)	(0.12)	0.21
Total from investment operations	(0.10)		0.56	1.03	(0.21)	0.12	0.47
Distributions:
Dividends from net investment income	(0.14)		(0.25)	(0.30)	(0.29)	(0.26)	(0.31)
Dividends from net realized gains	(0.01)		—	—	(0.05)	(0.01)	(0.13)
Return of capital	—		—	—	(0.03)	—	—
Total distributions**	(0.15)		(0.25)	(0.30)	(0.37)	(0.27)	(0.44)
Net asset value, end of period	$10.60		$10.85	$10.54	$9.81	$10.39	$10.54
Ratios and supplemental data:
Total return(b)	(0.94%)		5.34%	10.62%	(2.06%)	1.18%	4.60%
Net assets, end of period (000)	$47,456		$60,602	$35,570	$32,888	$40,290	$22,067
Ratio of net expenses to average net assets	0.65	%(c)	0.65%	0.65%	0.65%	0.65%	0.63%
Ratio of gross expenses to average net assets prior to expense reductions	0.75	%(c)	0.77%	0.84%	0.80%	0.90%	0.82%
Ratio of net investment income (loss) to average net assets	2.02	%(c)	2.21%	2.92%	2.69%	2.32%	2.49%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$7.96		$8.34	$8.37	$8.87	$8.62	$8.63
Income from investment operations:
Net investment income (loss)(a)	0.18		0.43	0.48	0.47	0.40	0.40
Net realized and unrealized gain (loss)	0.64		(0.35)	(0.01)	(0.45)	0.26	0.03
Total from investment operations	0.82		0.08	0.47	0.02	0.66	0.43
Distributions:
Dividends from net investment income	(0.21)		(0.46)	(0.50)	(0.52)	(0.41)	(0.44)
Dividends from net realized gains	—		—	—	—	—	—
Total distributions**	(0.21)		(0.46)	(0.50)	(0.52)	(0.41)	(0.44)
Net asset value, end of period	$8.57		$7.96	$8.34	$8.37	$8.87	$8.62
Ratios and supplemental data:
Total return(b)	10.30%		1.13%	5.85%	0.25%	7.82%	5.26%
Net assets, end of period (000)	$32,809		$30,580	$35,124	$32,282	$36,351	$41,046
Ratio of net expenses to average net assets	1.00	%(c)	1.00%	1.00%	1.00%	1.29%	1.33%
Ratio of gross expenses to average net assets prior to expense reductions	1.34	%(c)	1.37%	1.23%	1.46%	1.43%	1.33%
Ratio of net investment income (loss) to average net assets	4.29	%(c)	5.34%	5.71%	5.41%	4.57%	4.81%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Portfolio turnover rate	25.0%		51.8%	45.6%	55.5%	93.1%	44.4%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos High Income Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.45		$8.82	$8.82	$9.31	$9.03	$9.03
Income from investment operations:
Net investment income (loss)(a)	0.16		0.40	0.45	0.42	0.35	0.36
Net realized and unrealized gain (loss)	0.67		(0.38)	(0.02)	(0.46)	0.27	0.01
Total from investment operations	0.83		0.02	0.43	(0.04)	0.62	0.37
Distributions:
Dividends from net investment income	(0.17)		(0.39)	(0.43)	(0.45)	(0.34)	(0.37)
Dividends from net realized gains	—		—	—	—	—	—
Total distributions**	(0.17)		(0.39)	(0.43)	(0.45)	(0.34)	(0.37)
Net asset value, end of period	$9.11		$8.45	$8.82	$8.82	$9.31	$9.03
Ratios and supplemental data:
Total return(b)	9.88%		0.38%	5.04%	(0.42%)	6.97%	4.35%
Net assets, end of period (000)	$671		$981	$1,887	$9,772	$13,286	$17,479
Ratio of net expenses to average net assets	1.75	%(c)	1.75%	1.75%	1.75%	2.05%	2.08%
Ratio of gross expenses to average net assets prior to expense reductions	2.09	%(c)	2.11%	2.08%	2.22%	2.18%	2.08%
Ratio of net investment income (loss) to average net assets	3.54	%(c)	4.67%	5.16%	4.66%	3.80%	4.07%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$7.96		$8.34	$8.37	$8.86	$8.61	$8.63
Income from investment operations:
Net investment income (loss)(a)	0.19		0.44	0.50	0.49	0.43	0.42
Net realized and unrealized gain (loss)	0.64		(0.34)	(0.01)	(0.44)	0.25	0.02
Total from investment operations	0.83		0.10	0.49	0.05	0.68	0.44
Distributions:
Dividends from net investment income	(0.22)		(0.48)	(0.52)	(0.54)	(0.43)	(0.46)
Dividends from net realized gains	—		—	—	—	—	—
Total distributions**	(0.22)		(0.48)	(0.52)	(0.54)	(0.43)	(0.46)
Net asset value, end of period	$8.57		$7.96	$8.34	$8.37	$8.86	$8.61
Ratios and supplemental data:
Total return(b)	10.44%		1.38%	6.11%	0.62%	8.09%	5.41%
Net assets, end of period (000)	$8,602		$6,716	$7,003	$7,706	$10,026	$15,183
Ratio of net expenses to average net assets	0.75	%(c)	0.75%	0.75%	0.75%	1.02%	1.08%
Ratio of gross expenses to average net assets prior to expense reductions	1.09	%(c)	1.12%	0.99%	1.21%	1.18%	1.08%
Ratio of net investment income (loss) to average net assets	4.54	%(c)	5.56%	5.97%	5.65%	4.84%	5.07%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Short-Term Bond Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		September 19, 2018• through October 31,
	2021		2020	2019	2018
Net asset value, beginning of period	$10.23		$10.20	$9.98	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.09		0.21	0.25	0.03
Net realized and unrealized gain (loss)	0.01		0.12	0.23	(0.02)
Total from investment operations	0.10		0.33	0.48	0.01
Distributions:
Dividends from net investment income	(0.25)		(0.25)	(0.26)	(0.03)
Dividends from net realized gains	(0.09)		(0.05)	(0.00)*	—
Total distributions**	(0.34)		(0.30)	(0.26)	(0.03)
Net asset value, end of period	$9.99		$10.23	$10.20	$9.98
Ratios and supplemental data:
Total return(b)	1.01%		3.24%	4.84%	0.12%
Net assets, end of period (000)	$3,398		$3,225	$601	$25
Ratio of net expenses to average net assets	0.65	%(c)	0.65%	0.65%	0.66	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	0.66	%(c)	0.68%	0.74%	48.01	%(c)
Ratio of net investment income (loss) to average net assets	1.70	%(c)	2.12%	2.47%	2.55	%(c)
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		September 19, 2018• through October 31,
	2021		2020	2019	2018
Portfolio turnover rate	24.0%		41.4%	132.0%	3.3%

•  Commencement of operations.

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Short-Term Bond Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		September 19, 2018• through October 31,
	2021		2020	2019	2018
Net asset value, beginning of period	$10.23		$10.20	$9.98	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.10		0.25	0.28	0.04
Net realized and unrealized gain (loss)	—		0.10	0.22	(0.02)
Total from investment operations	0.10		0.35	0.50	0.02
Distributions:
Dividends from net investment income	(0.26)		(0.27)	(0.28)	(0.04)
Dividends from net realized gains	(0.09)		(0.05)	(0.00)*	—
Total distributions**	(0.35)		(0.32)	(0.28)	(0.04)
Net asset value, end of period	$9.98		$10.23	$10.20	$9.98
Ratios and supplemental data:
Total return(b)	1.04%		3.49%	5.09%	0.16%
Net assets, end of period (000)	$182,691		$176,439	$217,552	$15,118
Ratio of net expenses to average net assets	0.40	%(c)	0.40%	0.40%	0.42	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	0.41	%(c)	0.42%	0.47%	2.13	%(c)
Ratio of net investment income (loss) to average net assets	1.95	%(c)	2.44%	2.73%	3.22	%(c)

•  Commencement of operations.

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.
www.calamos.com

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Investment Trust

Results of Review of Interim Financial Information

We have reviewed the accompanying statements of assets and liabilities, including the schedules of investments, of Calamos Investment Trust (the "Trust"), including Calamos Growth Fund, Calamos Select Fund, Calamos Dividend Growth Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Global Equity Fund, Calamos Growth and Income Fund, Calamos Global Opportunities Fund (formerly, Calamos Global Growth and Income Fund), Calamos Convertible Fund, Calamos Global Convertible Fund, Calamos Total Return Bond Fund, Calamos High Income Opportunities Fund, Calamos Market Neutral Income Fund, Calamos Hedged Equity Fund, Calamos Phineus Long/Short Fund, Calamos Short-Term Bond Fund, Calamos Timpani Small Cap Growth Fund, and Calamos Timpani SMID Growth Fund (the "Funds"), as of April 30, 2021, the related statements of operations, changes in net assets, and the financial highlights for the six month period then ended, and the related notes (collectively referred to as the "interim financial information"). Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statements of changes in net assets of the Funds and the financial highlights for each of the periods listed in the table below; and in our report dated December 18, 2020, we expressed an unqualified opinion on such statements of changes in net assets and financial highlights.

Individual Fund Comprising the Calamos Investment Trust	Statement of Changes in Net Assets	Financial Highlights

Calamos Growth Fund, Calamos Select Fund, Calamos Dividend Growth Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Global Equity Fund, Calamos Growth and Income Fund, Calamos Global Opportunities Fund (formerly, Calamos Global Growth and Income Fund), Calamos Convertible Fund, Calamos Total Return Bond Fund, Calamos High Income Opportunities Fund, Calamos Market Neutral Income Fund, Calamos Global Convertible Fund, Calamos Hedged Equity Fund

	For the years ended October 31, 2020 and 2019	For the years ended October 31, 2020, 2019, 2018, 2017, and 2016
Calamos Phineus Long/Short Fund	For the years ended October 31, 2020 and 2019	For the years ended October 31, 2020, 2019, 2018, 2017, and the period from April 5, 2016 (commencement of operations) through October 31, 2016
Calamos Short-Term Bond Fund	For the year ended October 31, 2020 and 2019	For the year ended October 31, 2020, 2019, and the period from September 19, 2018 (commencement of operations) through October 31, 2018
Calamos Timpani Small Cap Growth Fund	For the year ended October 31, 2020 and the period from May 31, 2019 (commencement of operations) through October 31, 2019
Calamos Timpani SMID Growth Fund	For the year ended October 31, 2020 and the period from July 31, 2019 (commencement of operations) through October 31, 2019
Frontier Timpani Small Cap Growth Fund	For the period from July 1, 2018 through May 31, 2019

The financial highlights for the year ended June 30, 2018, 2017, and 2016 of Frontier Timpani Small Cap Growth Fund were audited by other auditors whose report dated August 27, 2018, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Funds' management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

We conducted our reviews in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 18, 2021

Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

www.calamos.com

Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Calamos Investment Trust (the "Trust"), on behalf of each series (each a "Fund" and collectively, the "Funds"), has established a liquidity risk management program to govern each Fund's approach to managing liquidity risk (the "Program"). The Program is overseen by the Liquidity Committee, a committee comprised of representatives of the Trust's investment adviser, Calamos Advisors LLC. The Trust's Board of Trustees (the "Board") has approved the designation of the Liquidity Committee to oversee the Program.

The Program's principal objectives include supporting the Funds' compliance with limits on investments in illiquid assets and mitigating the risk that each Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence each Fund's liquidity and the periodic classification and re-classification of each Fund's investments into groupings that reflect the Liquidity Committee's assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on December 15, 2020, the Trustees received an annual report from the Liquidity Committee regarding the design and operational effectiveness of the Program. The Liquidity Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund's liquidity risk and has operated adequately and effectively to manage each Fund's liquidity risk. The Liquidity Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds' prospectus for more information regarding the Funds' exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

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MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy. Get fund prices and account balances, review recent transactions, order statements, literature and more.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT:
www.calamos.com

Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds. The views expressed in this report reflect those of Calamos Advisors LLC only through April 30, 2021.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds' proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds' proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:
State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:
U.S. Bank Global Fund Services
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:
Ropes & Gray LLP
Chicago, IL

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com

© 2021 Calamos Investments LLC. All Rights Reserved. Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

MFSAN 1631 2021

Item 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for this semiannual report.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 25, 2021

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 25, 2021

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 25, 2021